             As filed with the Securities and Exchange Commission
                              on October 15, 1997
                      Registration No. 33-42927; 811-6419

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ------------------------------
                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [_]
                                                                 [X]

                        Post-Effective Amendment No.35

                                      And

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [_]


                               Amendment No. 36                    [X]
                       (Check appropriate box or boxes)
                        ______________________________

                             STAGECOACH FUNDS, INC.
              (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                         Little Rock, Arkansas  72201
          (Address of Principal Executive Offices, including Zip Code)
                        ______________________________

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):


[_]  Immediately upon filing pursuant           [_]   on _________ pursuant
     to Rule 485(b), or                               to Rule 485(b)

[X]  60 days after filing pursuant              [_]   on _________ pursuant
     to Rule 485(a)(1), or                            to Rule 485(a)(1)

[_]  75 days after filing pursuant              [_]   on ___________pursuant
     to Rule 485(a)(2), or                            to Rule 485(a)(2)

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed-effective amendment.

                               EXPLANATORY NOTE
                               ----------------

       This Post-Effective Amendment to the Registration Statement (the "Amendment") of Stagecoach Funds, Inc. (the "Company") is being filed to register the "Plain English" Prospectuses and related Statements of Additional Information ("SAI")for the following of the Company's funds:
   Asset Allocation, Index Allocation, U.S. Government Allocation (the Allocation Funds Prospectus and SAI); Equity Index; Strategic Growth, Balanced, Diversified Income, Equity Value, Growth, Small Cap (the
   Equity Funds Prospectus and SAI); Intermediate Bond, Short-Term Government-Corporate Income, Short-Term U.S. Government Income, U.S. Government Income, Variable Rate Government (the Income Funds Prospectus and SAI); International Equity; Money Market Mutual, California Tax-Free Money Market Mutual, Government Money Market Mutual, National Tax-Free Money Market Mutual, Treasury Money Market Mutual (the Money Market Funds Prospectus and SAI); Arizona Tax-Free, California Tax-Free Bond, California Tax-Free Income, National Tax-Free, Oregon Tax-Free, Short-Term Municipal Income (the Tax-Free Income Funds Prospectus and SAI). The Amendment does not affect the Registration Statement for the Company's other prospectuses or SAIs and does not relate to any of the Funds' other prospectuses or SAIs.

       The Equity Index, Strategic Growth, Growth, and U.S Government Income Funds are currently known as the Corporate Stock, Aggressive Growth, Growth and Income, and Ginnie Mae Funds, respectively. The new names are expected to be in effect on December 15, 1997, the anticipated effective date of the Prospectuses and SAIs filed herewith.

                            STAGECOACH FUNDS, INC.
                            ----------------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A                  Prospectus Captions
------                  -------------------

1                       Cover Page
2                       Summary of Fund Expenses
3                       How To Read the Financial Highlights
                        Summary of Fund Expenses
4                       Summary Information
                        General Risk Considerations
                        Fundamental and Non-Fundamental Investement Policies
                        Organization and Management of the Funds
5                       Summary of Fund Expenses
6                       Organization and Management of the Funds
                        A Choice of Share Classes
                        Additional Services and Policies
7                       A Choice of Share Classes
                        Reduced Sales Charges
                        Your Account
                        Additional Services and Policies
8                       A Choice of Share Classes
                        Reduced Sales Charges
                        Your Account
                        Additional Services and Policies
9                       Not Applicable

Part B                  Statement of Additional Information Captions
------                  --------------------------------------------


10                      Cover Page
11                      Table of Contents
12                      General
13                      Investment Restrictions
                        Additional Permitted Investment Activities
                        Risk Factors
                        SAI Appendix
14                      Management
15                      Management
16                      Management
                        Distribution Plans
                        Servicing Plans and Agreements
                        Fund Expenses
                        Independent Auditors
17                      Portfolio Transactions
18                      Capital Stock; Other
19                      Determination of Net Asset Value
                        Additional Purchase and Redemption Information
20                      Federal Income Taxes

21                      Management of the Company
22                      Performance Calculations
23                      Financial Information

Part C                  Other Information
------                  -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                    Allocation Funds Prospectus/Plain English (OCtober 8,1997)-1

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goal matches your own.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), BARCLAYS GLOBAL INVESTORS, N.A., OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                                                                      STAGECOACH
                                                     ALLOCATION FUNDS PROSPECTUS

                                                           Asset Allocation Fund
                                                           Index Allocation Fund
                                                 U.S. Government Allocation Fund


                                                    Class A, Class B and Class C

                                                               DECEMBER 15, 1997

                                            Investment Advisor and Administrator
                                                                Wells Fargo Bank

                                                          Investment Sub-Advisor
                                                   Barclays Global Fund Advisors

                                                Distributor and Co-Administrator
                                                                   Stephens Inc.

                    Allocation Funds Prospectus/Plain English (October 8,1997)-2

                             FOR YOUR INFORMATION

What is a prospectus? - A prospectus provides you with the information you need in order to make an informed investment decision. It states how a Fund operates and invests its assets.

What is different about this Prospectus? - We have rewritten our Prospectus in "Plain English" to make it easier to read and understand. We have also grouped some of the most important Fund information together.

How is the Fund information organized? - After important summary information and the expense fee table, each Fund's investment objectives and financial highlights are presented. The icons below tell you where various types of information can be found.

What else do I need to understand these Funds? Each Fund has a "Statement of Additional Information" that continues and supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies without charge by calling 1 800-222-8222.

(icon) Investment Objectives and Policies: What is the Fund trying to achieve? How do we intend to invest your money? What makes it different from the other Funds offered in this Prospectus? Look for the check-mark icon to find out.

(icon) Portfolio Holdings: A quick summary of a Fund's key permitted investments and practices.

(icon) Important Risk Factors: What are some of the key risk factors particular to this Fund? Use this information together with the "General Risk Considerations" on page ___ when considering whether this Fund is right for you.

(icon) Additional Fund Facts: Provides additional key information for each Fund.

                    Allocation Funds Prospectus/Plain English (October 8,1997)-3

SUMMARY INFORMATION

Summary of Stagecoach Allocation Funds: The Funds described in this Prospectus pursue a strategy of allocating and reallocating investments among various asset classes to capture returns and reduce risk. Each Fund is an open-end management investment company.

Should you consider investing in these Funds? Yes, if:
 . you are looking for the diversification asset allocation strategy provides; . you are willing to accept the risks of investing, including the risk that share
 .  prices may fluctuate significantly.

You should not consider investing if:
 .  you are looking for FDIC coverage or guaranteed rates of return;
 . you are unwilling to accept that you may lose money on your investment; . you are looking for an investment limited to a single asset class.

Key Information:

Dividends: We have a quarterly dividend policy for the Asset Allocation and Index Allocation Funds. Dividends for the U.S. Government Allocation Fund are declared daily and paid monthly.

Key Terms: An "asset class" is a broad category of investments such as "bonds" or "equities". "Allocation" refers to the division of investments among two or more asset classes. The Allocation Funds offered in this prospectus are managed by a computer "model" that recommends the allocation of assets according to a Fund's investment objectives and risk tolerance.

Who are "We"?: In this Prospectus, "We" means the Stagecoach Funds including others, such as an Investment Advisor, we hired to perform certain functions. "Organization and Management of The Funds" in this Prospectus and the Statements of Additional Information provide details on the various roles and who performs them.

Who are "You"?: In this Prospectus, "You" means the shareholder.

Italics: Throughout this Prospectus, words will appear in italicized print. This means that the word is defined in the Glossary beginning on page ___.

                    Allocation Funds Prospectus/Plain English (October 8,1997)-4

HOW TO READ THE FINANCIAL HIGHLIGHTS

After each Fund's Investment Objective and Investment Policies, charts are provided showing important financial information derived from the Asset Allocation and U.S. Government Allocation Funds' Financial Highlights for the fiscal period ended March 31, 1997 and from the Index Allocation Fund's Financial Highlights for the period ended December 31, 1997. The statements were audited by KPMG Peat Marwick LLP. Other auditors audited statements prior to January 1, 1992. Here is an explanation of some terms that will help you interpret these charts.

NET ASSET VALUE (NAV)--The value of one share of a class of a Fund, excluding any sales charge. See the Glossary for a fuller definition.

NET INVESTMENT INCOME--When we receive dividend or interest payments from an investment or earn trading profits, we deduct management fees, administrative and other expenses and then record the result as net investment income. The number in the financial highlights is the net investment income of a class divided by the average number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends From Net Investment Income."

NET REALIZED AND UNREALIZED CAPITAL GAINS--We buy and sell investments frequently. The profit on an investment sold for more than its purchase price is a realized capital gain while any loss is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The number in this category is the total gains or losses of a class divided by the average number of outstanding fund shares for that class. The amount of capital gain or loss per share that was passed on to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

NET ASSETS--The value of the investments in a Fund's portfolio that are attributable to a particular class of the Fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS--This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administrative and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS--This ratio is the result of dividing net investment income (or loss) by average net assets.

PORTFOLIO TURNOVER--Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

AVERAGE COMMISSION RATE PAID-- The average brokerage commission paid by a Fund when it buys or sells shares of securities. The rate is expressed on a per share basis and the amount paid may vary depending upon trading practices or other conditions.

TOTAL RETURN--The annual return on an investment that includes any appreciation or decline in value and all dividends and interest.

                 Allocation Funds Prospectus/Plain English (October 8, 1997) - 5

                           Summary Of Fund Expenses


The purpose of the Summary of Expenses is to help you understand the various costs and expenses that a shareholder in a Fund will pay directly or indirectly. These tables do not reflect any charges that may be imposed by Wells Fargo bank or another institution in connection with an investment in a Fund. Long-term shareholders of the Funds that asses 12b1 fees could pay more than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc.



                       SHAREHOLDER TRANSACTION EXPENSES
                              FOR CLASS A SHARES

                                             Asset                 Index              U.S. Government
                                         Allocation Fund       Allocation Fund        Allocation Fund
                                         ---------------       ---------------        ---------------
Maximum Sales Charge Imposed
   on Purchases (as a percentage
   of offering price).................        4.50%                  4.50%                  4.50%
Maximum Sales Charge on
   Reinvested Distributions...........        None                   None                   None
Maximum Sales Charge on
   Redemptions........................        None                   None                   None
Exchange Fees.........................        None                   None                   None

                        ANNUAL FUND OPERATING EXPENSES/1/
                              FOR CLASS A SHARES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                             Asset                 Index              U.S. Government
                                         Allocation Fund       Allocation Fund        Allocation Fund
                                         ---------------       ---------------        ---------------
   ...................................
Management Fee........................        0.37%                  .70%                   0.50%
Rule 12b-1 Fee........................        0.05%                  .25%                   0.05%
Other Expenses (after waivers or
 reimbursements)/2/...................        0.48%                  .36%                   0.57%
                                              ----                  ----                    ----
TOTAL FUND OPERATING
   EXPENSES (after waivers or
     reimbursements)/2/...............        0.90%                 1.31%                   1.12%
                                              ====                  ====                    ====

_________________
/1/ Annual Fund Operating Expenses summarize expenses charged at the Fund and Master Portfolio levels. Other mutual funds may invest in the Master Portfolios and such other funds' expenses and, correspondingly, investment returns may differ from those of the Funds.
/2/ Absent waivers or reimbursements, the percentages shown above under, "Other Expenses" and "Total Fund Operating Expenses" would be 0.65% and 1.20%, respectively, for Class A shares of the U.S. Government Allocation Fund.

EXAMPLE OF EXPENSES --
CLASS A SHARES                                             1 Year     3 Years     5 Years   10 Years
                                                           ------     -------     -------   --------
You would pay the following expenses on a
$1,000 investment in Class A shares of a Fund,
assuming (A) a 5% annual return and (B)
redemption at the end of each time period
indicated:

     Asset Allocation Fund............................      $54        $72          $ 93     $151
Index Allocation Fund.................................      $58        $85          $114     $196
     U.S. Government Allocation Fund..................      $56        $79          $104     $175


                       SHAREHOLDER TRANSACTION EXPENSES

                 Allocation Funds Prospectus/Plain English (October 8, 1997) - 6



                              FOR CLASS B SHARES

                                                            ASSET               INDEX            U.S. GOVERNMENT
                                                        ALLOCATION FUND      ALLOCATION FUND     ALLOCATION FUND
                                                        ---------------      ---------------     ---------------
Maximum Sales Charge Imposed
   on Purchases (as a percentage
   of offering price)................................       None                   None                 None
Maximum Sales Charge on
   Reinvested Dividends...............................      None                   None                 None
Maximum Sales Charge Imposed on
   Redemptions........................................      5.00%                  5.00%                5.00%
Exchange Fees.........................................      None                   None                 None

                        ANNUAL FUND OPERATING EXPENSES/1/
                              FOR CLASS B SHARES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                            ASSET               INDEX            U.S. GOVERNMENT
                                                        ALLOCATION FUND      ALLOCATION FUND     ALLOCATION FUND
                                                        ---------------      ---------------     ---------------
Management Fee........................................      0.37%                  0.70%                0.50%
Rule 12b-1 Fee........................................      0.70%                  0.75%                0.70%
Other Expenses (after waivers or
reimbursements)/2/....................................      0.07%                  0.65%                0.72%
                                                           ------                 ------               ------
TOTAL FUND OPERATING
   EXPENSES (after waivers or
    reimbursements)/2/................................      1.14%                  2.10%                1.92%
                                                           ======                 ======               ======

___________________

/1/ Annual Fund Operating Expenses summarize expenses charged at the Fund and Master Portfolio levels. Other mutual funds may invest in the Master Portfolios and such other funds' expenses and, correspondingly, investment returns may differ from those of the Funds.
/2/ Absent waivers and reimbursements, "Other Expenses" and "Total Fund Operating Expenses" would be 0.49% and 1.56%, respectively, for Class B shares of the Asset Allocation Fund and 1.01% and 2.21%, respectively, for Class B shares of the U.S. Government Allocation Fund.

                       SHAREHOLDER TRANSACTION EXPENSES
                        INDEX ALLOCATION CLASS C SHARES

Maximum Sales Charge Imposed on Purchase (as a percentage
   of offering price)..................................................  None
Maximum Sales Charge on Reinvested Dividends...........................  None
Maximum Sales Charge Imposed on Redemptions
   Redemption during year 1............................................  1.00%
   Redemption after year 1.............................................  0.00%
Exchange Fees..........................................................  None

                   Allocation Funds Prospectus/Plain English (October 8, 1997)-7


                        ANNUAL FUND OPERATING EXPENSES
                                CLASS C SHARES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fee...................................................       0.70%
Rule 12b-1 Fee...................................................       0.75%
Other Expenses (after waivers or reimbursements)/1/..............       0.60%
                                                                        -----
TOTAL FUND OPERATING EXPENSES (after waivers or
 reimbursements)/2/..............................................       2.05%
                                                                        =====

_________________________
/1/  Other Expenses (before waivers or reimbursements) would be 0.75%.
/2/ Total Fund Operating Expenses (before waivers or reimbursements) would be 2.20%.

EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment in the Fund's Class C shares, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated:

                                       1 Year    3 Years    5 Years    10 Years
                                       ------    -------    -------    --------
Class C Shares......................     $31       $64        $110       $238

You would pay the following expenses on a $1,000 investment in the Fund's Class C shares, assuming a 5% annual return and no redemption:

                                       1 Year    3 Years    5 Years    10 Years
                                       ------    -------    -------    --------
Class C Shares......................     $21       $64        $110       $238

                   Allocation Funds Prospectus/Plain English (October 8, 1997)-8


Asset Allocation Fund

Portfolio Manager: Proprietary Investment Model
------------------

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

     The Asset Allocation Fund seeks over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.

INVESTMENT POLICIES

     We allocate and reallocate assets among common stocks, U.S. Treasury bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

PORTFOLIO HOLDINGS

The asset classes we invest in are composed as follows:

 .  Stock Investments--We invest in common stocks that comprise the S&P 500
   Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, stock investments are made according to a weighted formula intended to match the total return of the S&P 500 Index as closely as possible;
 . Bond Investments--We invest in U.S. Treasury Bonds with maturities greater than 20 years. We generally maintain an average maturity of between 22 and 28 years for the bond portion of the portfolio; and
 . Money Market Investments--We invest this portion of the portfolio in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

In addition, under normal market conditions, we may invest:

 . In call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks;
 . In interest rate and index swaps; and . No more that 25% of total assets in foreign obligations permitted as money market investments.

     We manage the allocation based on the assumption that the "normal" allocation is 60% stocks and 40% bonds. This is not a "target" allocation but a measure of risk tolerance. This is in contrast to the normal allocation for the Index Allocation Fund, which is generally a more aggressive Fund.

     We are not required to keep a minimum investment in any of the three asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time. As part of our investment strategy, we may invest varying portion of our assets in money market instruments. In addition, we may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interest of shareholders to do so. The Fund is a diversified portfolio.

RISK FACTORS

For general information on risk, please see page ___.

     We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the model. Foreign obligations may entail additional risks. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.

                    Allocation Funds Propectus/Plain English (October 8, 1997)-9

ADDITIONAL FEATURES

     Barclays Global Funds Advisor, as the Sub-Advisor, uses a proprietary investment model that analyzes extensive financial data from numerous sources and recommends a portfolio allocation. The model incorporates assumptions about expected risks and returns and investor attitudes about risk. The model is run daily and recommendations are made in 5% increments. No person is primarily responsible for recommending either the asset mix or the mix of securities within a class. The model is not designed to profit from short-term market changes. Instead, it is designed for investors with investment horizons of three to five years.

                  Allocation Funds Prospectus/Plain English (October 8, 1997)-10

                                                       Six Months    Nine Months
ASSET ALLOCATION - A                                      Ended        Ended       Year Ended   Year Ended   Year Ended   Year Ended
FINANCIAL HIGHLIGHTS                                     March 31,     Sept 30,      Dec 31,      Dec 31,      Dec 31,      Dec 31,
                                                          1997          1996          1995         1994         1993         1992
                                                       -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $21.24       $20.74       $16.73      $18.80       $17.89        $17.65
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                            0.41         0.57         0.74        0.77         0.77          0.87
     Net realized and unrealized gain (loss) on              0.65         0.50         4.07       (1.31)        1.88          0.31
investments
     TOTAL FROM INVESTMENT OPERATIONS                        1.06         1.07         4.81       (0.54)        2.65          1.18
LESS DISTRIBUTIONS:
     Dividends from net investment income                   (0.41)       (0.57)       (0.74)      (0.77)       (0.77)        (0.87)
     Distributions from net realized gain                   (1.59)        0.00        (0.06)      (0.76)       (0.97)        (0.07)
TOTAL FROM DISTRIBUTIONS:                                   (2.00)       (0.57)       (0.80)      (1.53)       (1.74)        (0.94)
NET ASSET VALUE, END OF PERIOD                             $20.30       $21.24       $20.74      $16.73       $18.80        $17.89

TOTAL RETURN (NOT ANNUALIZED)                                4.94%        5.14%       29.18%      (2.82%)      15.00%         7.00%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s)                  $1,041,622   $1,057,346   $1,077,935    $896,943   $1,048,667      $542,226

RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
     Ratios of expenses to average net assets                 .92%         .90%        0.84%        .84%         .86%          .95%
Ratio of net investment income to average net assets         3.91%        3.53%        3.81%       4.30%        4.20%         5.22%
     Portfolio turnover                                       n/a            1%          15%         49%          40%            5%
Average commission rate paid (2)                              n/a       $.0320          n/a         n/a          n/a           n/a
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
     waived fees and reimbursed expenses                      n/a          n/a          n/a         n/a          n/a           .97%
Ratio of net investment income to average net assets
prior to waived fees and reimbursed expenses                  n/a          n/a          n/a         n/a          n/a          5.20%


                                                             Year         Year         Year        Year         Year          Year
                                                            Ended        Ended        Ended       Ended        Ended         Ended
                                                           Dec 31,      Dec. 31,     Dec 31,     Dec 31,      Dec 31,       Dec. 31
                                                           1991/2/      1990/1/      1989/1/     1988/1/      1987/1/      1986/1/2/
                                                           -------      -------      -------     -------      -------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD                       $14.45        $13.42       $12.00      $10.93       $10.07        $10.00
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                            0.92          0.91         0.93        0.72         0.72          0.07
     Net realized and unrealized gain (loss) on              2.28          0.12         0.49        0.35         0.14          0.00
investments
     TOTAL FROM INVESTMENT OPERATIONS                        3.20          1.03         1.42        1.07         0.86          0.07
LESS DISTRIBUTIONS:
     Dividends from net investment income                    0.00          0.00         0.00        0.00         0.00          0.00
     Distributions from net realized gain                    0.00          0.00         0.00        0.00         0.00          0.00
TOTAL FROM DISTRIBUTIONS:                                    0.00          0.00         0.00        0.00         0.00          0.00
NET ASSET VALUE, END OF PERIOD                             $17.65        $14.45       $13.42      $12.00       $10.93        $10.07

TOTAL RETURN (NOT ANNUALIZED)                               22.13%         7.68%       11.83%       9.79%        8.54%         0.70%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s)                    $367,251      $261,881     $229,211    $172,326     $111,025        $1,600

RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
     Ratios of expenses to average net assets                0.95%         0.96%        1.02%       1.00%        1.04%            0%
Ratio of net investment income to average net assets         5.88%         6.59%        7.35%       6.23%        6.79%         0.29%
     Portfolio turnover                                        25%           88%         117%         94%          81%            0%
Average commission rate paid (2)                              n/a           n/a          n/a         n/a          n/a           n/a
----------------------------------------------------
Ratio of expenses to average net assets prior to
     waived fees and reimbursed expenses                      ---           ---          ---         ---          ---           ---
Ratio of net investment income to average net assets
prior to waived fees and reimbursed expenses                  ---           ---          ---         ---          ---           ---


/1/ The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs which was reorganized into the Asset Allocation Fund on January 2, 1992.
/2/  The Fund commenced operations on November 13, 1986.

                Allocation Funds Prospectus/Plain English (October 8, 1997) - 11

                             ASSET ALLOCATION FUND
                        FOR A CLASS B SHARE OUTSTANDING

                                                               PERIOD         NINE MONTHS
ASSET ALLOCATION - B                                           ENDED             ENDED          YEAR ENDED
FINANCIAL HIGHLIGHTS                                          MARCH 31,         SEPT 30,          DEC 31,
                                                               1997              1996              1995
                                                            ------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 12.84         $ 12.50         $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                      0.19            0.28            0.22
 Net realized and unrealized gain (loss) on investments            0.41            0.34            2.53
 TOTAL FROM INVESTMENT OPERATIONS                                  0.60            0.62            2.75
LESS DISTRIBUTIONS:
 Dividends from net investment income                             (0.19)          (0.28)          (0.22)
 Distributions from net realized gain                             (0.96)           0.00           (0.03)
TOTAL FROM DISTRIBUTIONS:                                         (1.15)          (0.28)          (0.25)
NET ASSET VALUE, END OF PERIOD                                  $ 12.29         $ 12.84         $ 12.50

TOTAL RETURN (NOT ANNUALIZED)                                      4.62%           4.96%          27.72%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                               $89,252         $63,443         $26,271
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)                          1.53%           1.14%           1.53%
 Ratios of expenses to average net assets
 Ratio of net investment income to average net assets              3.30%           3.37%           2.71%
 Portfolio turnover                                                 n/a               1%             15%
Average commission rate paid (2)                                    n/a          0.0320             n/a
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
 waived fees and reimbursed expenses                               1.58%           1.56%           1.76%
Ratio of net investment income to average net assets
 prior to waived fees and reimbursed expenses                      3.25%           2.95%           2.48%

 _________________________

/1/  The Fund changed its fiscal year end from December 31 to September 30.
/2/  Class B shares commenced operations on January 1, 1995.
/3/  Ratio includes income and expenses charged to the Master Portfolio.
/4/ Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover and average commission rates for the Asset Allocation Master Portfolio for the period from April 28, 1996 to September 30, 1996 were 28% and $0.0261, respectively.
/5/ For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charges if the Fund invests more than 10% of the value of its average net assets in equity securities on which commissions are charged on trades. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                Allocation Funds Prospectus/Plain English (October 8, 1997) - 12

Index Allocation Fund

Portfolio Manager: Proprietary Investment Model
------------------

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

     The Index Allocation Fund seeks to earn over the long-term a high level of total return, that is, income and capital appreciation combined, consistent with the assumption of reasonable risk, by pursuing an "asset allocation" strategy whereby its investments are allocated, based on changes in market conditions, among three asset classes--common stocks in the S&P Index, U.S. Treasury Bonds and money market instruments.

INVESTMENT POLICIES

     We allocate and reallocate assets among common stocks, U.S. Treasury bonds and money market instruments. This strategy is based on the premise that, from time to time, certain asset classes are more attractive long-term investments than others and that timely shifts based on the relative over or under-valuation of these classes can produce superior investment returns.

PORTFOLIO HOLDINGS

We invest in the following asset classes:
 .    Stock Investments--We invest in common stocks representative of the S&P 500
     Index. We do not individually select common stock on the basis of traditional investment analysis. Instead stock investments are made according to a weighted formula intend to match the total return of the S&P 500 Index as closely as possible;
 .    Bond Investments--We invest in U.S. Treasury Bonds representative of the
     Lehman Brothers 20+ Bond Index. Bonds on this Index will have maturities of 20 years or more; and
 .    Money Market Investments--We invest this portion of the portfolio in high-
     quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

In addition, under normal market conditions, we invest:
 .    at least 65% of assets in stocks representative of the S&P Index, the
     Lehman Brothers 20+ Bond Index or a combination of both;
 .    in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks;
 .    in interest rate and index swaps; and
 .    no more that 25% of total assets in obligations of foreign banks permitted as money market investments.

     We manage the allocation based on the assumption that the "normal" allocation is 100% stocks and no bonds. This is not a "target" allocation but a measure of our risk tolerance. This is in contrast to the normal allocation for the Asset Allocation Fund, which is generally a more conservative Fund. The Fund is a diversified portfolio.

     We are not required to keep a minimum investment in any of the three asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The asset allocation may shift at any time. As part of our investment strategy, we may invest varying portion of our assets in money market instruments. In addition, we may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interest of shareholders to do so.

RISK FACTORS

For general information on risk, please see page ___.

                 Allocation Funds Prospectus/Plain English (October 8,1997) - 13

     We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the model. Foreign obligations may entail additional risks. Investments in options on stock indexes depend on movements in the market in general, or price level movements for a particular index, rather than price movements for an individual issue.

ADDITIONAL FEATURES

     Barclays Global Funds Advisor, as the Sub-Advisor, uses a proprietary investment model that analyzes extensive financial data from numerous sources and recommends a portfolio allocation. The model incorporates assumptions about expected risks and returns and investor attitudes about risk. The model is run daily and recommendations are made in 5% increments. No person is primarily responsible for recommending either the asset mix or the mix of securities within a class. The model is not designed to profit from short-term market changes. Instead, it is designed for investors with investment horizons of three to five years. We allocate investments among the asset classes described above. The Fund does not attempt to replicate the performance of a single index and is not an index fund.

                Allocations Funds Prospectus/Plain English (October 8, 1997)- 14

                             INDEX ALLOCATION FUND
                        FOR A CLASS A SHARE OUTSTANDING

                                                                 (UNAUDITED)
                                                                  6 MONTHS        YEAR        YEAR          YEAR          YEAR
                                                                    ENDED        ENDED       ENDED         ENDED         ENDED
                                                                  JUNE 30,      DEC. 31,    DEC. 31,      DEC. 31,      DEC. 31,
                                                                    1997          1996       1995           1994          1993
                                                                    ----          ----       ----           ----          ----
Net asset value, beginning of period........................     $ 13.99        $ 13.76    $ 10.67        $ 11.90      $  11.45
Income from investment operations:
Net investment income.......................................        0.18           0.29       0.28           0.31          0.30
Net realized and unrealized gain (loss) on
investments.................................................        1.70           2.02       3.42          (0.39)         1.12
                                                                 -------        -------    -------        -------      --------
Total from investment operations............................        1.88           2.31       3.70          (0.08)         1.42
Less distributions:
Dividends from net investment income........................       (0.18)         (0.29)     (0.28)         (0.31)        (0.30)
Distributions from net realized gain........................        0.00          (1.79)     (0.33)         (0.84)        (0.67)
Total from distributions....................................       (0.18)         (2.08)     (0.61)         (1.15)        (0.97)
                                                                 -------        -------    -------        -------      --------
Net asset value, end of period..............................     $ 15.69        $ 13.99    $ 13.76        $ 10.67      $  11.90
                                                                 =======        =======    =======        =======      ========
Total return (not annualized)/2/............................       13.52%         17.04%     34.71%         (0.68%)       12.54%
Ratios/supplemental data:
Net assets, end of period (000).............................    $ 72,691        $60,353    $52,007        $40,308      $ 53,124
Number of shares outstanding (000)..........................       4,633          4,313      3,778          3,779         4,465
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.....................        1.29%          1.31%      1.30%          1.30%         1.36%
Ratio of net investment income to
 average net assets.........................................        2.49%          2.06%      2.07%          2.41%         2.64%
Portfolio turnover..........................................          36%            67%        47%            50%           53%
Average commission rate paid/3/.............................    $ 0.0341        $0.0227        N/A            N/A          N/A
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses.....................        1.35%          1.44%      1.35%          1.38%         1.47%
Ratio of net investment income to average
 net assets prior to waived fees and
 reimbursed expenses........................................        2.43%          1.93%      2.02%          2.33%         2.53%

                                                                  Year          Year           Year         Year         Period
                                                                 Ended         Ended          Ended        Ended          Ended
                                                                Dec. 31,      Dec. 31,       Dec. 31,     Dec. 31,       Dec. 31,
                                                                  1992          1991          1990          1989          1988/1/
                                                                  ----          ----          ----          ----          ----
Net asset value, beginning of period........................    $ 11.95       $ 10.31       $ 10.39        $ 10.17      $ 10.00
Income from investment operations:
Net investment income.......................................       0.47          0.57          0.63           0.67         0.28
Net realized and unrealized gain (loss) on
investments.................................................       0.36          1.51          0.10           0.33         0.18
                                                                -------       -------       -------        -------      -------
Total from investment operations............................       0.83          2.08          0.73           1.00         0.46
Less distributions:
Dividends from net investment income........................      (0.63)        (0.44)        (0.61)         (0.63)       (0.27)
Distributions from net realized gain........................      (0.70)         0.00         (0.20)         (0.15)       (0.02)
Total from distributions....................................      (1.33)        (0.44)        (0.81)         (0.78)       (0.29)
                                                                -------       -------       -------       --------      -------
Net asset value, end of period..............................    $ 11.45       $ 11.95       $ 10.31       $  10.39      $ 10.17
                                                                =======       =======       =======       ========      =======
Total return (not annualized)/2/............................       7.44%        20.69%         7.08%         10.23%        4.60%
Ratios/supplemental data:
Net assets, end of period (000).............................    $41,165       $38,663       $27,689       $ 23,814      $13,220
Number of shares outstanding (000)..........................      3,596         3,235         2,686          2,293        1,300
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.....................       1.25%         1.38%         1.59%          1.76%        1.76
Ratio of net investment income to
 average net assets.........................................       4.08%         5.23%         6.01%          6.44%        4.69%
Portfolio turnover..........................................         38%           18%           94%            62%         200%
Average commission rate paid/3/.............................        N/A           N/A           N/A            N/A          N/A
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses.....................       1.71%         1.56%         1.74%          2.37%        3.02%
Ratio of net investment income to average
 net assets prior to waived fees and
 reimbursed expenses........................................       3.62%         5.05%         5.86%           N/A          N/A

______________________________

                    Allocation Funds Prospectus/Plain English(October 8,1997)-15




                             INDEX ALLOCATION FUND
                        FOR A CLASS C SHARE OUTSTANDING

                                                          (UNAUDITED)
                                                           6 MONTHS          YEAR        YEAR        YEAR         PERIOD
                                                             ENDED          ENDED       ENDED       ENDED          ENDED
                                                           JUNE 30,        DEC.31,      DEC.31,     DEC.31        DEC.31,
                                                             1997           1996         1995        1994          1993
                                                             ----           ----         ----        ----          ----
Net asset value, beginning of period...................      $17.42         $17.10      $13.26      $14.75         $15.00
Income from investment operations:
Net investment income..................................        0.15           0.22        0.20        0.25           0.07
Net realized and unrealized gain (loss) on investments.        2.12           2.54        4.24       (0.45)          0.61
                                                               ----           ----        ----       ------          ----
Total from investment operations.......................        2.27           2.76        4.44       (0.20)          0.68
Less distributions:
Dividends from net investment income...................       (0.15)         (0.22)      (0.20)      (0.25)         (0.10)
Distributions from net realized gain...................        0.00          (2.22)      (0.40)      (1.04)         (0.83)
Total from distributions...............................       (0.15)         (2.44)      (0.60)      (1.29)         (0.93)
                                                                             ------      ------      ------         ------
Net asset value, end of period.........................      $19.54         $17.42      $17.10      $13.26         $14.75
                                                             ======          ======      ======      ======         ======
Total Return (not annualized)/2/.......................       13.08%         16.37%      33.72%      (1.38)%         4.56%
Ratios/supplemental data:
Net assets end of period (000).........................     $33,278        $24,655     $16,075      $9,798         $8,996
Number of shares outstanding (000).....................       1,703          1,415         940         739            610
Ratios to average net assets (annualized):
Ratio of expenses to average net assets................        2.04%          2.05%       2.05%       2.01%          0.96%
Ratio of net investment income to average net assets...        1.75%          1.35%       1.30%       1.75%          0.53%
Portfolio turnover.....................................          36%            67%         47%         50%            53%
Average commission  rate paid/3/                           $ 0.0341        $0.0227          N/A        N/A             N/A
Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses........................        2.11%          2.20%       2.17%       2.20%          1.12%
Ratio of net investment income to average net assets
   prior to waived fees and reimbursed expenses........        1.68%          1.20%       1.18%       1.56%          0.37%

_______________________________________
/1/ The Class A shares of the Index Allocation Fund commenced operations as the shares of the Overland Asset Allocation Fund on April 7, 1988. The Class C shares of the Fund commenced operations as the Class D shares of the Overland Asset Allocation Fund on July 1, 1993. The predecessor portfolio changed its name to "Index Allocation Fund" in February of 1997.
/2/  Total returns do not include any sales charges.
/3/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                                Allocation Funds Prospectus(October 8, 1997)-16

U.S. Government Allocation Fund

Portfolio Manager: Proprietary Investment Model
-----------------

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

          The U.S. Government Allocation Fund seeks over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.

INVESTMENT POLICIES

          We allocate and reallocate assets among long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

PORTFOLIO HOLDINGS

The asset classes we invest in are composed as follows:
 .    Long-Term Investments-- We invest in U.S. Treasury bonds with maturities greater than 20 years. We generally maintain an average maturity of between 22 and 28 years for this portion of the portfolio;
 .    Intermediate-Term Investments--We invest in U.S. Treasury notes with maturities ranging from 5 to 7 years. We generally maintain an average maturity of approximately 6 years for this portion of the portfolio;
 .    Short-Term Investments--We invest this portion of the portfolio in high-
     quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

In addition, under normal market conditions, we invest:
 .    At least 65% of total assets in U.S. Government obligations; and
 .    No more that 25% of total assets in foreign obligations permitted as money market investments.

          As long as we meet the requirement to keep 65% of assets in U.S. Government obligations, we are not required to keep a minimum investment in any of the three asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time. As part of our investment strategy, we may invest varying portion of our assets in money market instruments. In addition, we may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interest of shareholders to do so. The Fund is a diversified portfolio.

RISK FACTORS

For general information on risk, please see page ___.

          We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the model. Foreign obligations may entail additional risks.

ADDITIONAL FEATURES

                               Allocation Funds Prospectus(October 8, 1997)- 17

          Barclays Global Funds Advisor, as the Sub-Advisor, uses a proprietary investment model that analyzes extensive financial data from numerous sources and recommends a portfolio allocation. The model incorporates assumptions about expected risks and returns and investor attitudes about risk. The model is run daily and recommendations are made in 5% increments. No person is primarily responsible for recommending either the asset mix or the mix of securities within a class. The model is not designed to profit from short-term market changes. Instead, it is designed for investors with investment horizons of three to five years.

                                Allocation Funds Prospectus (October 8, 1997)-18

                                         Six Months   Nine Months
US GOVERNMENT ALLOCATION A                  Ended        Ended
FINANCIAL HIGHLIGHTS                      March 31,     Sept 30     Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                                            1997          1996         1995          1994         1993         1992     Dec 31,1994
                                       --------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 14.48       $ 14.98     $  13.76     $  15.71      $  15.41     $  15.41       13.14
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                0.42          0.59         0.79         0.87          0.96         0.87        .094
 Net realized and unrealized gain           (0.16)        (0.50)        1.22        (1.95)         1.69         0.04        1.33
  (loss) on investments
 TOTAL FROM INVESTMENT OPERATIONS            0.26          0.09         2.01        (1.08)         2.65         0.91        2.27
LESS DISTRIBUTIONS:
 Dividends from net investment income       (0.42)        (0.59)       (0.79)       (0.87)        (0.96)       (0.87)       0.0
 Distributions from net realized gain        0.00          0.00         0.00         0.00         (1.39)       (0.04)       0.00
TOTAL FROM DISTRIBUTIONS:                   (0.42)        (0.59)       (0.79)       (0.87)        (2.35)       (0.91)       0.00
NET ASSET VALUE, END OF PERIOD            $ 14.32       $ 14.48     $  14.98     $  13.76      $  15.71     $  15.41    $  15.41

TOTAL RETURN (NOT ANNUALIZED)                1.75%         0.69%       14.91%       (6.99%)       17.46%        6.30%      17.21%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)         $86,930       $98,741     $135,577     $140,066      $283,206     $127,504    $ 30,098
RATIOS TO AVERAGE NET ASSETS                 1.00%         1.12%        1.04%        1.01%         0.99%        1.00%       1.01%
 (ANNUALIZED)
 Ratios of expenses to average net
  assets
 Ratio of net investment income to           5.70%         5.45%        5.41%        5.94%         5.92%        6.06%       6.77%
  average net assets
 Portfolio turnover                           n/a            31%         292%         112%          150%          33%        147%
Average commission rate paid (2)              n/a           n/a          n/a          n/a           n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets      1.31%         1.20%        1.07%        1.08%         1.02%        1.08%        N/A
 prior to waived fees and reimbursed
 expenses
Ratio of net investment income to            5.39%         5.37%        5.38%        5.87%         5.89%        5.98%        N/A
 average net assets prior to waived
 fees and reimbursed expenses

--------------------------------


                                          Year             Year              Year          Period
US GOVERNMENT ALLOCATION A                Ended            Ended             Ended          Ended
FINANCIAL HIGHLIGHTS                     Dec. 31,         Dec. 31,          Dec. 31,       Dec. 31,
                                         1990/1/          1989/3/           1988/1/        1987/1.2/
                                       -----------      -----------       -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 12.49          $ 11.05           $ 10.34        $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                0.92             0.93              0.87           0.64
 Net realized and unrealized gain
  (loss) on investments                     (0.27)            0.51             (0.16)         (0.30)
                                          --------         --------          --------       --------
 TOTAL FROM INVESTMENT OPERATIONS            0.65             1.44              0.71           0.34
LESS DISTRIBUTIONS:
 Dividends from net investment income        0.00             0.00              0.00           0.00
 Distributions from net realized gain        0.00             0.00              0.00           0.00
                                          --------         --------          --------       --------
TOTAL FROM DISTRIBUTIONS:                    0.00             0.00              0.00           0.00
NET ASSET VALUE, END OF PERIOD            $ 13.14          $ 12.49           $ 11.05        $ 10.34
                                          ========         ========          ========       ========
TOTAL RETURN (NOT ANNUALIZED)                5.20%           13.03%             6.87%          3.50%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)         $19,777          $14,367           $10,330        $ 7,469
RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
 Ratios of expenses to average net
  assets                                     1.03%            1.05%             0.99%          0.99%
 Ratio of net investment income to
  average net assets                         7.34%            7.90%             8.04%          6.33%
 Portfolio turnover                           558%              17%               42%            21%
Average commission rate paid (2)               --               --                --             --
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets       n/a              n/a               n/a            n/a
 prior to waived fees and reimbursed
 expenses
Ratio of net investment income to             n/a              n/a               n/a            n/a
 average net assets prior to waived
 fees and reimbursed expenses


----------------------
/1/ The Fund changed its fiscal year end from December 31 to September 30.
/2/ The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Fixed Income Strategy Fund of the Trust which was reorganized into the U.S. Government Allocation Fund on January 2, 1992.
/3/ Ratio includes income and expenses charged to the Master Portfolio.
/4/ Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover rate for the U.S. Government Allocation Master Portfolio for the period from April 28, 1996 to September 30, 1996 was 87%
/5/ The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Fixed Income Strategy Fund of the Trust which was reorganized into the U.S. Government Allocation Fund on January 2, 1992.

                              Allocation Funds Prospectus (October 8, 1997) - 19


                        U.S. GOVERNMENT ALLOCATION FUND
                        FOR A CLASS B SHARE OUTSTANDING

                                                                                  Period          Nine Months
US GOVERNMENT ALLOCATION B                                                        Ended             Ended           Year Ended
FINANCIAL HIGHLIGHTS                                                             March 31,         Sept 30,           Dec 31,
                                                                                  1997              1996               1995
                                                                              ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $10.54             $10.91             $10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                                   0.27               0.36               0.49
   Net realized and unrealized gain (loss) on
investments                                                                      (0.12)             (0.37)              0.91
   TOTAL FROM INVESTMENT OPERATIONS                                               0.15              (0.01)              1.40
LESS DISTRIBUTIONS:
   Dividends from net investment income                                          (0.27)             (0.36)             (0.49)
   Distributions from net realized gain                                           0.00               0.00               0.00
TOTAL FROM DISTRIBUTIONS:                                                        (0.27)             (0.36)             (0.49)
NET ASSET VALUE, END OF PERIOD                                                  $10.42             $10.54             $10.91

TOTAL RETURN (NOT ANNUALIZED)                                                     1.42%              0.11%             14.11%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                                             $7,221             $6,406             $4,077
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)                                         1.61%              1.92%              1.65%
   Ratios of expenses to average net assets
   Ratio of net investment income to average net assets                           5.12%              4.60%              4.31%
   Portfolio turnover                                                              n/a                 31%               292%
Average commission rate paid (2)                                                   n/a                n/a                n/a
Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses                                            2.28%              2.21%              2.36%
Ratio of net investment income to average net assets
   prior to waived fees and reimbursed expenses                                   4.45%              4.31%              3.60%

     _________________________

     /1/ The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Fixed Income Strategy Fund of the Trust which was reorganized into the U.S. Government Allocation Fund on January 2, 1992.
     /2/  The Fund commenced operations on March 31, 1987.

                                Allocation funds Prospectus (October 8, 1997)-20


     GENERAL RISK CONSIDERATIONS

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. Some risks are common to all the Stagecoach Funds. Chief among these risks is the following:

 .    Unlike bank deposits such as CD's or savings accounts, mutual funds are NOT
     INSURED BY THE FDIC.
 .    We CANNOT GUARANTEE that we will meet our investment objectives.
 .    We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.
 .    Share prices--and therefore the value of your investment--WILL INCREASE AND
     DECREASE with changes in the value of the underlying securities and other investments. This is referred to as volatility.
 .    Investing in any mutual fund, including the most conservative, INVOLVES
     RISK, INCLUDING THE POSSIBLE LOSS OF ANY MONEY YOU INVEST.
 .    No single Fund, by itself, constitutes a complete investment plan.

Some of our mutual funds invest in securities that involve particular kinds of risk.

 .    Funds that invest in equities are subject to EQUITY MARKET RISK, which is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.
 .    Funds that invest in debt instruments, such as notes and bonds, are subject to CREDIT RISK and INTEREST-RATE RISK. Credit risk is the chance that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
 .    Funds that invest in SMALLER COMPANIES, FOREIGN COMPANIES (including investments made through American Depository Receipts and similar instruments), and in EMERGING MARKETS are subject to additional risks, including less liquidity and greater volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

We may invest a portion of our assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

We may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

                                Allocation Funds Prospectus (October 8, 1997)-21


What follows is a general list of the types of risks that may affect a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of investment made in a security denominated in that foreign currency.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk--The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of stock, bond or other security will reduced by market activity. This is the basic risk associated with all securities investments.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

----------------------------------------------------------------------------------
                                                                      A    I    U
                                                                      S    N    S
                                                                      S    D
                                                                      E    E    G
                                                                      T    X    O
                                                                                V
  This table lists some of the additional investment practices                  E
  of the Funds, including some not disclosed in the Investment        A    A    R
  Objectives and Investment Policies sections of the                  L    L    N
  Prospectus. THE RISKS INDICATED AFTER THE DESCRIPTION OF THe        L    L    M
  PRACTICE ARE NOT THE ONLY POTENTIAL RISKS ASSOCIATED WITH           O    O    E
  THAT PRACTICE, BUT ARE AMONG THE MORE PROMINENT. Market risk        C    C    N
  is assumed for each. See the Investment Objectives and              A    A    T
  Policies or the Statements of Additional Information for            T    T
  limits on these practices.                                          N    N
----------------------------------------------------------------------------------
  INVESTMENT PRACTICE/RISK
----------------------------------------------------------------------------------
  Floating and Variable Rate Debt Instruments with interest
  rates that are adjusted either on a schedule or when an             x    x    x
  index or benchmark changes. Interest Rate and Credit Risk
----------------------------------------------------------------------------------
  Repurchase Agreements--A transaction in which the seller of
  a security agrees to buy back a security at an agreed upon          x    x    x
  time and price, usually with interest. Credit Risk
----------------------------------------------------------------------------------
  Other Mutual Funds--The temporary investment in shares of an
  unaffiliated investment company.                                    x    x    x
----------------------------------------------------------------------------------
  Foreign Securities--Securities in a non-U.S. company or debt of a foreign government in the form of an American Depositor
  Receipt or similar instrument. Information, Political,              x    x    x
  Regulatory, Diplomatic and Currency Risk.
----------------------------------------------------------------------------------
  Options--The right or obligation to deliver or receive a
  security depending on the security's price or the
  performance of an index or benchmark. Credit, Information
  and Liquidity Risk
  Stock Index Futures.                                                x         x
  Options on Stock Index Futures                                      x         x
  Index Swaps                                                         x    x    x
  Interest rate futures                                               x    x    x
  Interest Rate Futures Options                                       x    x    x
  Interest Rate Swaps                                                 x    x    x
----------------------------------------------------------------------------------
  Loans of Securities--The practice of loaning securities to brokers dealers and financial institutions to increase
  return on those securities. Loans may be made in accordance         x    x    x
  with existing investment objectives. Credit Risk.
----------------------------------------------------------------------------------
  Borrowing Policies--The ability to borrow an equivalent of
  20% (10% for Index Allocation) of total assets from banks
  for temporary purposes to meet shareholder redemptions.             x    x    x
  Borrowing may be secured by a pledge of up to 20% (10% for
  Index Allocation) of the securities and investments may not be purchased if borrowing exceeds 5% of assets. Credit Risk
----------------------------------------------------------------------------------
  Illiquid Securities--As defined in the Glossary, illiquid           15   15   15
  securities are limited to the percentage indicated for each
  Fund.
----------------------------------------------------------------------------------

  Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

  The Investment Objectives described for each Fund are fundamental and cannot be changed without approval by vote of a majority of shareholders.

                                Allocation Funds Prospectus (October 8, 1997)-23


  In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statements of Additional Information for additional discussion involving risk and investment practices.

                               Allocation Funds Prospectus (October 8, 1997) -24

A CHOICE OF SHARE CLASSES

After choosing a Fund, your next most important choice is which share class to buy. The Funds offered in this Prospectus are two of the available share classes:
 .    CLASS A SHARES - with a front-end sales charge, volume reductions and lower on-going expenses than Class B shares.
 .    CLASS B SHARES - with a contingent deferred sales charge (CDSC) that diminishes over time, and higher on-going expenses.
 .    CLASS C SHARES - with a 1.00% contingent deferred sales charge (CDSC) on redemptions made within one year of purchase, and higher on-going expenses.

The choice between Class A and Class B shares is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest. You may also like the possibility of avoiding any contingent deferred sales charge. If so, then consider Class B shares. Please note that Class B shares convert to Class A shares after six years to avoid the continued higher on-going expenses assessed against Class B shares.

Class C shares are available for the Index Allocation Fund only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and C shares may depend on how long you intend holding Fund shares before redeeming them.

Please see the expenses listed for each Fund and the following load tables before making your decision. You should also review the "Reduced Sales Charges" and "Class B Reductions and Sales Charge Waivers" below. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SCHEDULE

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.

Class A shares for the Funds in this Prospectus have the following charge schedule:

------------------------------------------------------------------------------------------------------------------------------------
    Amount of Purchase        Front-end Sales Charge as % of     Front-end Sales Charge as % of    Dealer Allowance as % Of Public
                                   Public Offering Price               Net Amount Invested                  Offering Price
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                          4.50%                              4.71%                             4.00%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                         4.00%                              4.17%                             3.55%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 to $249,000                       3.50%                              3.63%                            3.125%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999                       2.50%                              2.56%                             2.00%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999                       2.00%                              2.04%                             1.75%
------------------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                        0.00%/1/                           0.00%                             1.00%
------------------------------------------------------------------------------------------------------------------------------------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

                               Allocation Funds Prospectus (October 8, 1997) -25

CLASS B SHARE CDSC SCHEDULE

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a contingent deferred sales charge (CDSC) based on how long you have held your shares. Certain exceptions apply (see "Class B Reductions and Sales Charge Waivers"). The CDSC schedule is as follows:

Redemptions Within:    1 Year   2 Years   3 Years   4 Years   5 Years   6 Years
--------------------------------------------------------------------------------
CDSC                    5.00%     4.00%     3.00%     3.00%     2.00%     1.00%

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the B shares are converted to A shares to reduce your future on-going expenses.

                             Allocation Funds Prospectus (October 8, 1997) - 26

REDUCED SALES CHARGES

Generally, we offer more sales charge reductions for Class A shares than for Class B and C, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

CLASS A SHARE REDUCTIONS:
 .    You pay no sales charges on Fund shares you buy with REINVESTED
     DISTRIBUTIONS.
 .    You pay a lower sales charge if you are investing an amount over a
     BREAKPOINT LEVEL. See the "Class A Share Schedule" above.
 .    By signing a LETTER OF INTENT (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.
 .    RIGHTS OF ACCUMULATION (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.
 .    If you are REINVESTING THE PROCEEDS OF A STAGECOACH FUND REDEMPTION for
     shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.
 .    You may reinvest into a Stagecoach Fund with no sales charge A REQUIRED
     DISTRIBUTION from a pension, retirement, benefits, or similar plan for which Wells Fargo acts as trustee provided the distribution occurred within the last 30 days.

If you believe you should receive any of these reductions, it is up to you to ask the selling agent or the shareholder serving agent for the reduction and to provide appropriate proof of eligibility.

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:
 .    a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;
 .    a trustee or fiduciary purchasing for a single fiduciary relationship; or
 .    the members of a "qualified group" which consists of a "Company" (as defined in the 1940 Act), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.


Call-out: "How a Letter of Intent Can Save You Money!" - If you plan to invest, for example, $100,000 in a Stagecoach Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 5.25% on the first $50,000, then 4.50% on the next $49,999!



CLASS B AND C SHARE CDSC REDUCTIONS:
 .    You pay no CDSC on Funds shares you purchase with REINVESTED DISTRIBUTIONS.
 .    We waive the CDSC for all redemptions made because of SCHEDULED OR
     MANDATORY DISTRIBUTIONS for certain retirement plans. (See your retirement plan disclosure for details.)

                               Allocation Funds Prospectus (October 8, 1997) -27

 .    We waive the CDSC for redemptions made in the event of the SHAREHOLDER'S
     DEATH OR FOR A DISABILITY SUFFERED AFTER PURCHASING SHARES. ("Disability" is defined by the Internal Revenue Code of 1986.)
 .    We waive the CDSC for redemptions made at the COMPANY'S DIRECTION in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

WAIVERS FOR CERTAIN PARTIES:

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:
 .    CURRENT AND RETIRED EMPLOYEES, directors and officers of:
       .    The Stagecoach Funds and its affiliates;
       .    Wells Fargo Bank and its affiliates;
       .    Stephens and its affiliates; and
       .    Broker-Dealers who act as Selling Agents.

 .    The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom the Company has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer. (See the Statements of Additional Information for full list of applicable omnibus account types.)

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the disclosure statements governing that account. These disclosures may supersede the terms and conditions discussed here.

SPECIAL NOTICE

If you owned Class B shares prior to MARCH 3, 1997 they are subject to a CDSC if they are redeemed within four years of purchase. For as long as you hold Class B shares of such a Fund, any new Class B shares of that Fund that you acquire will also be subject to a CDSC if redeemed within four years. The CDSC schedule for these shares is below:

Redemptions Within:    1 Year   2 Years   3 Years   4 Years   5 Years   6 Years
--------------------------------------------------------------------------------
CDSC                    3.00%     2.00%     1.00%     1.00%     0.00%     0.00%

The above schedule does not apply for shares of another Fund purchased after February 28, 1997. If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional purchases of the newly purchased Fund will age at the higher CDSC schedule.

                               Allocation Funds Prospectus (October 8, 1997) -28

YOUR ACCOUNT

This section tells you how to open an account and how to buy, sell or exchange shares once your account is open.

You can buy Fund shares:
 .    By opening an account directly with the Fund (simply complete and return a
     Stagecoach Funds application with proper payment);
 .    Through a brokerage account with an approved selling agent; or
 .    Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:
 .    $1,000.00 per Fund minimum initial investment, or
 .    $100.00 per Fund minimum initial investment if you use the AutoSaver option.
 .    $100.00 per Fund for all investments after your first.
 .    We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.

Important Information:
 .    Read this prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statements of Additional Information. Copies are available free of charge from your financial consultant or by calling 1-800 222-8222.
 .    We process requests to buy or sell shares at 1:00 PM Pacific Time on every business day. Any request we receive in proper form before 1:00 PM PT is processed the same business day. Requests we receive after 1:00 PM PT are processed at 1:00 PM PT the next business day.
 .    It is the nature of a mutual fund investment that the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.
 .    We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day as of the close of the New York Stock Exchange. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statements of Additional Information for further disclosure.
 .    You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Investor Services (1 800-222-8222) if you are investing directly with the Company, or speak to your selling agent if you are buying shares through a brokerage account.
 .    Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.

HOW TO BUY SHARES - Lay out note: Converted into table

The following section explains how you can buy shares directly from the Company. For Funds held through brokerage and other types of accounts, please consult your selling agent.

By Mail:

If you are buying shares for the first time:
 .    Complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
 .    Enclose a check for at least $1,000.00 made out in the full name and share class of the Fund. For example, "Stagecoach Asset Allocation Fund, Class
     B".
 .    You may start your account with $100.00 if you elect the AutoSaver option on the application.

                               Allocation Funds Prospectus (October 8, 1997) -29

If you are buying additional shares:
 .    Make a check payable to the full name and share class of your Fund for at least $100.00. Be sure to write your account number on the check as well.
 .    Enclose the payment stub/card from your statement if available.

In Table on left: Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-9201.

By Wire:

Initial Purchase:
 .    If you do not currently have an account, complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
 .    Mail the completed application to: Stagecoach Funds, P.O. Box 7066, San
     Francisco, CA 94120-9201.
 .    You may also fax the completed application (with original to follow) to: 1-
     415-546-9538.

Subsequent Purchases:
 .    Instruct your wiring bank to transmit at least $100.00 according to the instructions given to the left. Be sure to have the wiring bank include your current account number and the name your account is registered in:

In Table on left:
          Wells Fargo Bank, N.A.
          San Francisco California
          Bank Routing Number 121000248
          Wire Purchase Account Number: 4068-000587
          Attention: Stagecoach Funds (Name of Fund and Share Class) Account Name: (Registration Name Indicated on Application)

By Phone:

If you are buying shares for the first time:
 .    You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Account.
 .    Call Investor Services and instruct the representative to either:
          .    transfer at least $1,000.00 from a linked settlement account, or
          .    exchange at least $1,000.00 worth of shares from an existing
               Stagecoach Fund. Please see "EXCHANGES" for special rules.

If you are buying additional shares:
 .    Call Investor Services and instruct the representative to either:
          .    transfer at least $100.00 from a linked settlement account, or
          .    exchange at least $100.00 worth of shares from another Stagecoach
               Fund.

In Table on left: 1 800-222-8222

We will process all requests to buy shares at the first NAV calculated after the request and proper payment are received.

SELLING SHARES - Lay out note: converted into tables

The following section explains how you can sell shares by mail or by telephone held directly by the Company. For Funds held through brokerage and other types of accounts, please consult your selling agent.

By Mail:

                                Allocatio Funds Prospectus (October 8, 1997) -30

 .    Write a letter stating your account registration, your account number, the
     Fund you wish to redeem and the dollar amount ($100.00 or more) of the redemption you wish to receive (or write "Full Redemption").
 .    Make sure all the account owners sign the request.
 .    You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire ($5000.00 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
 .    Signature Guarantees are required for mailed redemption requests over
     $5000.00. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

Mail to: Stagecoach Funds, PO Box 7066, San Francisco, CA 94120-9201.

By Phone:
 .    Call Investor Services to request a redemption of at least $100.00. Be prepared to provide your account number and Taxpayer Identification Number.
 .    Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
 .    You may request that redemption proceeds be sent to you by check, by transfer into a ACH-linked bank account, or by wire ($5000.00 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
 .    Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.
 .    Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account.

Call: 1-800-222-8222

General Notes for Selling Shares:
 .    We will process redemption requests we receive in proper form before 1:00
     P.M. Pacific Time at the NAV determined on the same business day.
 .    We determine the NAV each day as of the close of the New York Stock
     Exchange.
 .    Your redemptions of Class B and Class C shares, and Class A shares where applicable, are net of any applicable CDSC.
 .    If you purchased shares through a packaged investment product or retirement plan, read the disclosure governing selling shares provided by the product or plan. There maybe special requirements that supercede the disclosures in this Prospectus.
 .    We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions may also be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions may also be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
 .    Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

                               Allocation Funds Prospectus (October 8, 1997) -31

EXCHANGES

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 .    You will need to read the Prospectus for the Fund into which you wish to exchange.
 .    Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.
 .    If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).
 .    If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.
 .    Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.
 .    If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform the Company that you have already paid the higher load.
 .    Exchanges between Class B shares, between Class C shares or between either
     Class B or Class C shares and a Stagecoach Money Market Fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.
 .    Exchanges from any share Class to a Money Market Fund can only be re-
     exchanged for the original share Class.
 .    In order to discourage market timing and excessive transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.
 .    You may make exchanges between like share Classes, or between A, B or C share Classes and a Money Fund. You may not make exchanges between Class A shares of a non-Money Market Fund and Class B or Class C shares

                               Allocation Funds Prospectus (October 8, 1997) -32

ADDITIONAL SERVICES AND POLICIES

AUTOMATIC PROGRAMS:

These programs help you conveniently purchase or redeem shares each month:
 .    AUTOSAVER PLAN - you need only specify an amount of at least $100.00 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20/th/ of each month if you have not specified a day. Please call Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.
 .    SYSTEMATIC WITHDRAWAL PROGRAM - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100.00 on or about the 5th business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you :
     .    must have a Fund account valued at $10,000.00 or more;
     .    you must have distributions reinvested; and
     .    you may not simultaneously participate in an AutoSaver Plan.

It generally takes about 10 days to set up either plan once we have received your instructions. We automatically cancel your program if the linked account you specified is closed.

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

You may choose to do any of the following:
 .    AUTOMATIC REINVESTMENT OPTION - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.
 .    FUND PURCHASE PLAN - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a Money Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.
 .    AUTOMATIC CLEARING HOUSE OPTION - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the
     ACH system. If your specified bank account is closed, we will reinvest your distributions.
 .    CHECK PAYMENT OPTION - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

Call Out - "Two Things to Keep In Mind About Distributions" -- Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.

TAXES

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of dividend income from their taxable income.

Long-term capital gains earned by a Fund will be passed on to you as capital gains and will be taxable to you as long-term capital gains. In general, distributions are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31.

                               Allocation Funds Prospectus (October 8, 1997) -33

Your redemptions will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents may also be subject to tax withholding.

Additional details about the tax consequences of investing are available to you in the Statements of Additional Information. The discussion of taxes is only a summary based on laws in effect as of the date of this Prospectus and is not a substitute for careful tax planning.

SPECIAL NOTICES:

SHARE CLASS: This prospectus contains information about Class A and Class B shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in the Funds.

CONVERSION OF CLASS B SHARES - We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going 12b-1 fees assessed Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the same Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.

MINIMUM ACCOUNT VALUE - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000.00 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

STATEMENTS - We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

DEALER CONCESSIONS AND 12B-1 FEES - Stephens Inc. as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the Dealer Allowance to the selling agent, if any. Stephens also compensates selling agents for the sale of Class B shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A and Class B shares of the same Fund. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally split among the Funds. Funds with higher assets levels pay a higher proportion of these costs.

STATEMENTS OF ADDITIONAL INFORMATION- Additional information about some of the topics discussed in this Prospectus as well as details about return calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1 800-222-8222.

GLASS-STEAGALL ACT - Morrison & Foerster LLP, counsel to Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statements of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

VOTING RIGHTS--All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A Fund's shareholder of record is

                                Allocation Funds Prospectus (October 8, 1997)-34

entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the SAI.

                                Allocation Funds Prospectus (October 8, 1997)-35

ORGANIZATION AND MANAGEMENT OF THE FUNDS

A number of different companies and divisions perform the various tasks that are required for a mutual fund company. This section will show you how the Funds are organized, who performs which of the various roles and what compensation they receive. Further information is available in the Statements of Additional Information for each Fund.

ABOUT STAGECOACH

Each Fund is one of [25] of Stagecoach Funds, Inc. Stagecoach was organized on September 9, 1991 as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. Some of these service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies or considering, where applicable, matters affecting a Master Portfolio.


                                 SHAREHOLDERS


                         FINANCIAL SERVICES FIRMS AND
                             THEIR REPRESENTATIVES

                        Advise current and prospective
                    shareholders on their Fund investments

DISTRIBUTOR                  ADMINISTRATOR           TRANSFER and            SHAREHOLDER
& CO-ADMINISTRATOR                                 DINIDEND PAYING        SERVICING AGENTS
Stephens Inc.             Wells Fargo Bank     Wells Fargo Bank          Various Agents
111 Center St.            525 Market St.       525 Market St
Little Rock, AR           San Francisco, CA    San Francisco, CA

Markets the Funds         Manages the Funds'   Maintains records of      Provide services to
and distributes shares    business activities  shares and supervises     customers.
                                               the paying of dividends.

     INVESTMENT ADVISOR                                    CUSTODIAN
     Wells Fargo Bank                                      Wells Fargo Bank
     444 Market St.                                        525 Market St.
     San Francisco, CA                                     San Francisco, CA

     Manage Funds' investment                              Provides safekeeping for
     activities                                            the Funds' assets

     INVESTMENT SUB-ADVISOR

     Barclay's Global Fund Advisors
     45 Freemont Street
     San Francisco CA

     Manage Funds' investment
     activities

                                Allocation Funds Prospectus (October 8, 1997)-36

                              BOARD OF DIRECTORS

                        Supervise the Funds' activities

                                Allocation Funds Prospectus (October 8, 1997)-37

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other functions described here.

THE INVESTMENT ADVISOR

Wells Fargo Bank is the advisor for each of the Funds.   Wells Fargo, founded in
1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells & Fargo and CO., a national bank holding company. As of July 1, 1997 Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo the following for these advisory services for the fiscal year ended March 31, 1997:

Asset Allocation Fund            .34%

US Government Allocation Fund    .60%

THE ADMINISTRATOR

Wells Fargo Bank is the administrator of the Funds. Wells Fargo is paid .04% for these services.

THE DISTRIBUTOR AND CO-ADMINISTRATOR

Stephens Inc. is the Funds distributor and Co-Administrator. Stephen's receives
 .02% for its role as Co-Administrator and receives all loads, CDSCs and distribution plans fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Fund shares.


SHAREHOLDER SERVICING PLAN

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, and to service shareholder accounts, among other services.

For these services we pay as follows:

                                    CLASS A  CLASS B
Asset Allocation Fund                .25%     .25%

US Government Allocation Fund        .25%     .25%


DISTRIBUTION PLAN

We have adopted a distribution plan for the Funds. For Class A shares, these plans are used to defray all or part of the cost of preparing prospectuses and promotional materials. For Class B, these plans are used to pay for distribution-related services. The fees paid under these plans are as follows :

                                    CLASS A  CLASS B
Asset Allocation Fund               .10%      .75%

                                Allocation Funds Prospectus (October 8, 1997)-38


US Government Allocation Fund       .10%      .75%

                                Allocation Funds Prospectus (October 8, 1997)-39


GLOSSARY

ACH--Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

American Depository Receipts-Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning equity in foreign companies

Business Day-Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation-The increase in the value of a share. See also "total return".

Capitalization--When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by their price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization".

Capital Structure--Refers to how a company has raised money to operate. Can include borrowing or selling stock.

Convertible Debt Securities-Bonds or notes that are exchangeable for common stock at a set price on a set date or at the election of the holder.

Current Income--Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives- Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions-Dividends and/or capital gains paid by a Fund on its shares.

Diversified--A diversified fund, as defined by the Investment Company Act, is one that has a policy of investing in cash, Government securities and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Denominated--Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration--A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC- The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. FDIC insurance does not apply to mutual funds.

Illiquid Security--A security which can not be easily sold, or can not be sold without negatively affecting the price.

Investment Grade-A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

Initial public offering- The first time a company's stock is offered for sale to the public.

                                Allocation Funds Prospectus (October 8, 1997)-40

Liquidity-The ability to quickly sell a security without affecting the price.

Market Timing-The belief that by guessing correctly, an investor can profit by selling out of the market when prices are high and buying when prices are low.

Moody's-One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO)-A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)-The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Non-Diversified--Any fund that does not have a policy as described under "diversified" in this glossary.

Options-An option is the right to buy or sell a security based on an agreed upon price for an agreed upon time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP)-the NAV with the sales load added.

Selling Agent-a person who has an agreement with the Fund's distributor that allows them to sell Fund shares.

Senior Securities-a security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stock holder does in the event of a company's liquidation.

Shareholder Servicing Agent-anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee-A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P-One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information-A document that supplements and continues the disclosures made in the prospectus.

Taxpayer Identification Number-Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total return-The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio-The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government obligations--Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants  The right to buy a stock at a set price for a set time.

                                Allocation Funds Prospectus (October 8, 1997)-41

                                Allocation Funds Prospectus (October 8, 1997)-42

[Back cover]

You may wish to review the following documents:

Statement of Additional Information--supplements and continues the disclosures made by this Prospectus.

Annual/Semi-Annual Report--provides certain financial information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of charge by calling 1-800-222-8222 or from Stagecoach Funds
PO Box 7066
San Francisco, CA 94120-7066

                            STAGECOACH FUNDS, INC.
                            ----------------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A                  Prospectus Captions
------                  -------------------

1                       Cover Page
2                       Summary of Fund Expenses
3                       How To Read the Financial Highlights
                        Summary of Fund Expenses
4                       Summary Information
                        General Risk Considerations
                        Fundamental and Non-Fundamental Investement Policies
                        Organization and Management of the Funds
5                       Summary of Fund Expenses
6                       Organization and Management of the Funds
                        A Choice of Share Classes
                        Additional Services and Policies
7                       A Choice of Share Classes
                        Reduced Sales Charges
                        Your Account
                        Additional Services and Policies
8                       A Choice of Share Classes
                        Reduced Sales Charges
                        Your Account
                        Additional Services and Policies
9                       Not Applicable

Part B                  Statement of Additional Information Captions
------                  --------------------------------------------


10                      Cover Page
11                      Table of Contents
12                      General
13                      Investment Restrictions
                        Additional Permitted Investment Activities
                        Risk Factors
                        SAI Appendix
14                      Management
15                      Management
16                      Management
                        Distribution Plans
                        Servicing Plans and Agreements
                        Fund Expenses
                        Independent Auditors
17                      Portfolio Transactions
18                      Capital Stock; Other
19                      Determination of Net Asset Value
                        Additional Purchase and Redemption Information
20                      Federal Income Taxes

21                      Management of the Company
22                      Performance Calculations
23                      Financial Information

Part C                  Other Information
------                  -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                Equity Index Fund Prospectus (October 9, 1997)-1

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goal matches your own.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), BARCLAYS GLOBAL INVESTORS, N.A., OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                                                                      STAGECOACH
                                                               EQUITY INDEX FUND
                                                                      PROSPECTUS

                                                                         Class A

                                                               December 15, 1997

                                            Investment Advisor and Administrator
                                                                Wells Fargo Bank

                                                          Investment Sub-Advisor
                                                   Barclays Global Fund Advisors

                                                Distributor and Co-Administrator
                                                                   Stephens Inc.

                                Equity Index Fund Prospectus (October 9, 1997)-2

FOR YOUR INFORMATION

What is a prospectus? - A prospectus provides you with the information you need in order to make an informed investment decision. It states how a Fund operates and invests its assets.

What is different about this Prospectus? - We have rewritten our Prospectus in "Plain English" to make it easier to read and understand. We have also grouped some of the most important Fund information together.

How is the Fund information organized? - After important summary information and the expense fee table, each Fund's investment objectives and financial highlights are presented. The icons below tell you where various types of information can be found.

What else do I need to understand these Funds? - Each Fund has a "Statement of Additional Information" that continues and supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies without charge by calling 1 800-222-8222.

(icon) Investment Objectives and Policies: What is the Fund trying to achieve? How do we intend to invest your money? What makes it different from the other Funds offered in this Prospectus? Look for the check-mark icon to find out.

(icon) Portfolio Holdings: A quick summary of a Fund's key permitted investments and practices.

(icon) Important Risk Factors: What are some of the key risk factors particular to this Fund? Use this information together with the "General Risk Considerations" on page ___ when considering whether this Fund is right for you.

(icon) Additional Fund Facts: Provides additional key information for each Fund.

                                Equity Index Fund Prospectus (October 9, 1997)-3

KEY INFORMATION

Summary of the Stagecoach Equity Index Fund: The Fund described in this Prospectus seeks to approximate the total rate of return of substantially all the common stocks comprising the S&P 500 Index. The Fund is an open-end management investment company.

Should you consider investing in these Funds? Yes, if:
 . you are looking to add equity investments to your portfolio;
 . you are interested in adding an index investment to your portfolio;
 . you have an investment horizon of at least three to five years; and . you are willing to accept the risks of equity investing, including the risk that share prices may fluctuate significantly.

You should NOT consider investing in these Funds if:
 . you are looking for FDIC coverage or guaranteed rates of return;
 . you are unwilling or unable to accept that you may lose money on your investment;
 . you are unwilling to accept the risks involved in the securities markets; . you are looking for an actively managed equity fund; and . you are seeking monthly dividend income.

Who are "We"?: In this Prospectus, "We" means the Stagecoach Funds and includes functions such as Investment Advisor that we may have hired others to perform. "Organization and Management of The Funds" in this Prospectus and the Statements of Additional Information provide details on the various roles and who performs them.

Who are "You"?: In this Prospectus, "You" means the shareholder.

Key Terms: "Index Funds" are mutual funds that attempt to match the total return of a particular index or list of securities. Index Funds are not "actively managed" in that individual securities are not analyzed by traditional methods.

Dividends: We pay dividends, if any, quarterly.

Italics: Throughout this Prospectus, words will appear in italicized print. This means that the word is defined in the Glossary beginning on page ___.

                                Equity Index Fund Prospectus (October 9, 1997)-4


HOW TO READ THE FINANCIAL HIGHLIGHTS

After each Fund's Investment Objective and Investment Policies, charts are provided showing important financial information derived from the Fund's Financial Highlights for the fiscal period ended March 31, 1997. The statements were audited by KPMG Peat Marwick LLP. Other auditors audited statements for periods prior to January 1, 1992. Here is an explanation of some terms that will help you interpret these charts.

NET ASSET VALUE (NAV)--The value of one share of a class of a Fund, excluding any sales charge. See the Glossary for a fuller definition.

NET INVESTMENT INCOME--When we receive dividend or interest payments from an investment or earn trading profits, we deduct management fees, administrative and other expenses and then record the result as net investment income. The number in the financial highlights is the net investment income of a class divided by the average number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends From Net Investment Income."

NET REALIZED AND UNREALIZED CAPITAL GAINS--We buy and sell investments frequently. The profit on an investment sold for more than its purchase price is a realized capital gain while any loss is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The number in this category is the total gains or losses of a class divided by the average number of outstanding fund shares for that class. The amount of capital gain or loss per share that was passed on to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

NET ASSETS--The value of the investments in a Fund's portfolio that are attributable to a particular class of the Fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS--This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administrative and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS--This ratio is the result of dividing net investment income (or loss) by average net assets.

PORTFOLIO TURNOVER--Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

AVERAGE COMMISSION RATE PAID-- The average brokerage commission paid by a Fund when it buys or sells shares of securities. The rate is expressed on a per share basis and the amount paid may vary depending upon trading practices or other conditions.

TOTAL RETURN--The annual return on an investment that includes any appreciation or decline in value and all dividends and interest.

                                Equity Index Fund Prospectus (October 9, 1997)-5


                           Summary of Fund Expenses

The purpose of the Summary of Expenses is to help you understand the various costs and expenses that a shareholder in a Fund will pay directly or indirectly. These tables do not reflect any charges that may be imposed by Wells Fargo bank or another institution in connection with an investment in a Fund.


                       SHAREHOLDER TRANSACTION EXPENSES
                                CLASS A SHARES




                                                      CORPORATE
                                                     STOCK FUND/1/
                                                     -------------
                  Maximum Sales Charge Imposed on
                   Purchase (as a percentage of
                   offering price)....................   None
                  Maximum Sales Charge on
                   Reinvested Dividends...............   None
                  Maximum Sales Charge Imposed on
                   Redemptions........................   None
                  Exchange Fees.......................   None


                        ANNUAL FUND OPERATING EXPENSES
                                CLASS A SHARES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)




                                                        CORPORATE
                                                      STOCK FUND/1,2/
                                                      --------------
                  Management Fee.....................     0.47%
                  Rule 12b-1 Fee.....................     0.05%
                  Other Expenses (after
                  waivers or
                   reimbursements)/3/................     0.49%
                                                          -----
                  TOTAL FUND OPERATING
                  EXPENSES
                   (after waivers or
                   reimbursements)/4/................     1.01%
                                                          =====

__________________

/1/
/2/ Summarizes expenses charged at the Master Portfolio level as well as at the Fund level.
/3/ Other Expenses (before waivers or reimbursements) would be 1.00%, 0.67%, 0.56%, 0.71%, 0.50%, 0.66% and 1.00% for such shares of the Aggressive Growth, Balanced, Corporate Stock, Diversified Income, Equity Value, Growth and Income and Small Cap Funds, respectively.
/4/ Total Fund Operating Expenses (before waivers or reimbursements) would be 1.08%, for such shares of the Equity Index Fund


          EXAMPLE OF EXPENSES

                                 1 YEAR        3 YEARS     5 YEARS     10 YEARS
                                 ------        -------     -------     --------
     You would pay the following
     expenses on a $1,000
     investment in Class A shares
     of the following Funds,
     assuming a 5% annual return
     and redemption at the end of
     each time period indicated:

     Equity Index Fund..........  $ 10           $32          $56         $124

                                Equity Index Fund Prospectus (October 9, 1997)-6

Equity Index Fund

Managers: Model Driven
---------

CLASS A SHARE ANNUAL RETURNS (Bar graph)

INVESTMENT OBJECTIVE

          The Equity Index Fund seeks to approximate to the extent practicable the total rate of return of substantially all common stocks comprising the Standard & Poor's 500 Composite Stock Index (the "S&P 500").

INVESTMENT POLICIES

          In attempting to approximate the total rate of return of the S&P 500, we use a statistical process known as "sampling." We select and hold a relative sample of the common stocks listed on the S&P Index and attempt to achieve a 95% correlation between the price and total return performance of the S&P Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

          A precise duplication of the performance of the S&P 500 would mean that the net asset value of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 may be affected by, among other things, transaction costs and shareholder purchases and redepmtions. We will regularly monitor the performance and composition of the S&P 500 and adjust the portfolio as necessary in order to achieve the 95% correlation.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .  in a diversified portfolio of common stocks designed to provide a relative sample of the stocks listed on the S&P 500;
 .  in stock index futures and options on stock indexes as a substitute for a comparable position in the underlying securities; and . in interest-rate futures contracts, options on interest rate swaps and index swaps.

          We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

ADDITIONAL RISK FACTORS

For general information on risk, please see page ___.

The our investment objective is to match as closely as possible the total return of the S&P 500; therefore, during periods when the S&P 500 Index is loosing value, your investment will also loose value.

ADDITIONAL INFORMATION

The Standard & Poors 500 Index is an index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. It is one of the most widely used benchmarks of U.S. equity performance.

                                Equity Index Fund Prospectus (October 9, 1997)-7

                               EQUITY INDEX FUND
                            FOR A SHARE OUTSTANDING

                                 PERIOD          PERIOD           YEAR           YEAR           YEAR          YEAR
                                  ENDED           ENDED           ENDED          ENDED         ENDED         ENDED
                                MARCH 31,       SEPT. 30,       DEC. 31,       DEC. 31,       DEC. 31,      DEC. 31,
                                 1997/6/         1996/1/          1995           1994           1993          1992
                              -------------  ---------------  -------------  -------------  ------------  ------------
Net asset value, beginning
 of period ...................      46.24       $    41.45       $  31.42       $  33.00      $  31.40      $  30.38
Income from investment
 operations:
Net investment income.........        .25             0.42           0.59           0.63          0.59          0.62
 (loss)
Net realized and unrealized
  gain (loss) on                     4.61             4.79          10.65          (0.50)         2.19          1.35
   investments ...............    --------       ----------       --------       --------      --------      --------
Total from investment
 operations...................       4.86             5.21          11.24           0.13          2.78          1.97
Less distributions:
Dividends from net
 investment income............       (.25)           (0.42)         (0.59)         (0.63)        (0.59)        (0.62)
Distributions from net
 realized gain ...............      (1.25)            0.00          (0.62)         (1.08)        (0.59)        (0.33)
                                   --------       ----------       --------       --------      --------      --------
Total from distributions......      (1.50)           (0.42)         (1.21)         (1.71)        (1.18)        (0.95)
Net asset value, end of
 period ......................      49.60       $    46.24       $  41.45       $  31.42      $  33.00      $  31.40
                                   ========       ==========       ========       ========      ========      ========
Total return (not
 annualized)..................      10.63%           12.60%         35.99%          0.42%         8.91%         6.59%
Ratios/supplemental data:
Net assets, end of period
 (000)........................   $406,739       $  370,439       $327,208       $236,265      $258,327      $230,457
Ratios to average net
 assets (annualized):
Ratio of expenses to
 average net
  assets......................        .97%            1.01%/3/       0.96%          0.97%         0.97%         0.93%
Ratio of net investment income
  (loss) to
  average net assets..........       1.02%            1.28%/3/       1.59%          1.92%         1.81%         2.05%
Portfolio turnover............        n/a                1%/4/          6%             7%            5%            4%
Average commission rate
 paid/5/......................        n/a          $0.0248/4/          --             --            --            --
Ratio of expenses to
 average net assets
  prior to waived fees and
   reimbursed
  expenses....................       1.07%            1.08%/3/       1.00%          1.00%         0.99%         1.00%
Ratio of net investment
 income to average
  net assets prior to
   waived fees and
  reimbursed expenses.........        .92%            1.21%/3/       1.55%          1.89%         1.79%         1.98%

________________________
/1/  The fund changed its fiscal year end from December 31 to September 30.
/2/ The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Equity Index Fund of the Wells Fargo Investment Trust for Retirement
     Programs which was reorganized into the Equity Index Fund on January 1, 1992.
/3/  Ratio includes income and expenses allocated from the Master Portfolio.
/4/ Represents portfolio activity for the Fund's stand alone period only. The portfolio turnover and average commission rates for the Corporate Stock Master Portfolio for the period from April 28, 1996 to September 30, 1996 were 3% and $0.0265, respectively./
/5/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
/6/  The fund changed its fiscal year end from September 30 to March 31


                             CORPORATE STOCK FUND
                            For a Share Outstanding

                                                    Year         Year         Year         Year         Year        Year
                                                    Ended        Ended        Ended        Ended        Ended       Ended
                                                   Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,    Dec. 31,
                                                   1991/2/      1990/1/      1989/1/      1988/1/      1987/1/     1986/1/
                                                   -------      -------      -------      -------      -------     -------
Net asset value, beginnning of period........       $23.60       $24.57       $18.93       $16.44       $15.93      $13.65
Income from investmewnt operations:
Net investment income (loss).................         0.62         0.64         0.60         0.57         0.45        0.43
Net realized and unrealized gain (loss)
  on investments.............................         6.16        (1.61)        5.04         1.92         0.06        1.85
                                                      ----        ------        ----         ----         ----        ----
Total from investment operations.............         6.78        (0.97)        5.64         2.49         0.51        2.28
Less distributions:
Dividends from net
  investment income..........................         0.00
Distributions from net realized gain.........         0.00         0.00         0.00         0.00         0.00        0.00
Total from distributions.....................         0.00         0.00         0.00         0.00         0.00        0.00
Net asset value, end of period...............       $30.38       $23.60       $24.57       $18.93       $16.44      $15.93
                                                    ======       ======       ======       ======       ======      ======
Total return (not annualized)................        28.72%       (3.95)%      29.79%       15.15%        3.20%      16.70%
Rations/supplemental data:
Net assets, end of period (000)..............     $204,926     $151,742     $153,126     $115,119     $119,155     $33,667
Ratios of average net assets (annualized):
Ratio of expenses to average net assets......         0.97%        0.97%        1.04%        1.02%        1.05%       1.02%
Ratio of net investments income loss to
  average net assest.........................         2.30%        2.71%        2.69%        3.17%        2.43%       2.75%
Portfolio turnover...........................            4%           6%           6%           3%          12%         15%
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses...................................          N/A          N/A          N/A          N/A          N/A         N/A
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses........................          N/A          N/A          N/A          N/A          N/A         N/A

----------------------------------

/1/ The financial information for the fiscal period prior to, and including, 1991 is based on the financial information for the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs which commenced operations on January 25, 1984 and was reorganized into the Corporate Stock Fund on January 1, 1992.
/2/ The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Equity Index Fund of the Wells Fargo Investment Trust for Retirement Programs which was reorganized into the Equity Index Fund on January 1, 1992.

                               Equity Index Fund Prospectus (October 9, 1997) -8


GENERAL RISK CONSIDERATIONS

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. Some risks are common to all the Stagecoach Funds. Chief among these risks is the following:

 .  Unlike bank deposits such as CD's or savings accounts, mutual funds are NOT
   INSURED BY THE FDIC.
 .  We CANNOT GUARANTEE that we will meet our investment objectives.
 . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions such as selling agents or investment advisors, offer or promise to make good any such losses.
 .  Share prices--and therefore the value of your investment--WILL INCREASE AND
   DECREASE with changes in the value of the underlying securities and other investments. This is referred to as volatility.
 .  Investing in any mutual fund, including the most conservative, involve RISK,
   INCLUDING THE POSSIBLE LOSS OF ANY MONEY YOU INVEST.
 .  No single Fund, by itself, constitutes a complete investment plan.

Some mutual funds invest in securities that involve particular kinds of risk.

 . Funds that invest in equities are subject to EQUITY MARKET RISK, which is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.

We may invest a portion of our assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

We may also use certain DERIVATIVE instruments such as stock index futures and options on stock index futres. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks applicable to the Fund's investments and a table showing some of the additional investment practices that the Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed

Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to predict how the security's value might be affected by various economic conditions.

Information Risk--The risk that information about a security is either unavailable or is inaccurate.

Liquidity Risk--The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

                                Equity Index Fund Prospectus (October 9, 1997)-9


Market Risk--The risk that the value of stock, bond or other security will reduced by market activity. This is the basic risk associated with all securities investments.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might be permit inappropriate trading practices.

                               Equity Index Fund Prospectus (October 9, 1997)-10

----------------------------------------------
                                           C
                                           O
                                           R
                                           P
                                           A
 This table lists some of the additional   R
 investment practices of the Funds,        A
 including some not disclosed in the       T
 Investment Objectives and Investment      E
 Policies section of the Prospectus.
 THE RISKS INDICATED AFTER THE             S
 DESCRIPTION OF THE PRACTICE ARE NOT       T
 THE ONLY POTENTIAL RISKS ASSOCIATED       O
 WITH THAT PRACTICE, BUT ARE AMONG THE     C
 MORE PROMINENT. Market risk is assumed    K
 for each.  See the Investment
 Objectives and Policies or the
 Statements of Additional Information
 for limits on these practices.
----------------------------------------------
 INVESTMENT PRACTICE/RISK
----------------------------------------------
 Other Mutual Funds--The temporary
 investment in shares of an                x
 unaffiliated investment company.
----------------------------------------------
 Options--The right or obligation to
 deliver or receive a security
 depending on the security's price or
 the performance of an index or
 benchmark. Credit, Information and
 Liquidity Risk
 Stock Index Futures.
 Options on Stock Index Futures            x
 Index Swaps                               x
 Interest rate futures                     x
 Interest Rate Futures Options             x
 Interest Rate Swaps                       x
----------------------------------------------
 Privately Issued Securities--Securities
 that are not publicly traded but which    x
 may be resold in accordance with Rule
 144A of the Securities Act of 1933.
 Liquidity Risk
----------------------------------------------
 Loans of Securities--The practice of
 loaning securities to brokers dealers
 and financial institutions to increase    x
 return on those securities. Loans may be
 made in accordance with existing
 investment objectives. Credit Risk.
----------------------------------------------
 Policies--The ability to
 borrow an equivalent of 20% of total
 assets from banks for temporary           x
 purposes to meet shareholder
 redemptions. Borrowing may be secured
 by a pledge of up to 20% of the
 securities and investments may not be
 purchased if borrowing exceeds 5% of
 assets. Credit Risk
----------------------------------------------
 Illiquid Securities--As defined in the    15
 Glossary, illiquid securities are
 limited to the percentage indicated
 for each Fund.
----------------------------------------------

 Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for the Fund remains within the parameters of its objective.

 The Investment Objectives described for each Fund are fundamental and cannot be changed without approval by vote of a majority of shareholders.

 See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional discussion involving risk and investment practices.

                               Equity Index Fund Prospectus (October 9, 1997)-11

YOUR ACCOUNT

Shares of the Equity Index Fund are available at Net Asset Value without sales charge. This section tells you how to open an account and how to buy, sell or exchange shares once your account is open.

You can buy Fund shares:
 .   By opening an account directly with the Fund (simply complete and return a
    Stagecoach Funds application with proper payment);
 .   Through a brokerage account with an approved selling agent; or
 .   Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:
 .   $1,000.00 minimum initial investments, or
 .   $100.00 minimum initial investment if you use the AutoSaver option.
 .   $100.00 for all investments after your first.
 .   We may waive the minimum for Fund shares you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.

Important Information:

 .   Read this prospectus carefully. Discuss any questions you have with your selling agent or with Investor Services. You may also ask for copies of the Statements of Additional Information (SAI).
 .   We process requests to buy or sell shares at 1:00 PM Pacific Standard Time on every business day. Any request we receive before 1:00 PM PST is processed the same business day. Requests we receive after 1:00 PM PST are processed at 1:00 PM PST the next business day.
 .   It is the nature of a mutual fund investment that the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.
 .   We determine the Net Asset Value (NAV) of the Fund's shares each business day as of the close of the New York Stock Exchange. We determine the NAV by subtracting the Fund liabilities from its total assets, and then dividing the result by the total number of outstanding shares. See the SAI for additional information.
 .   You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Investor Services (1 800-222-8222) if you are investing directly with the Company, or speak to your selling agent if you are buying shares through a brokerage account.
 .   Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.

HOW TO BUY SHARES - Lay out note: Converted into table

The following section explains how you can buy shares directly from the Company. For Fund shares held through brokerage and other types of account, please consult your selling agent.

By Mail:

If you are buying shares for the first time:
 .   Complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
 .   Enclose a check for at least $1,000.00 made out in the full name and share class of the Fund. For example, "Stagecoach Equity Index Fund".
 .   You may start your account with $100.00 if you elect the AutoSaver option on the application.

                               Equity Index Fund Prospectus (October 9, 1997)-12

If you are buying additional shares:
 .   Make a check payable to the full name and share class of your Fund for at least $100.00. Be sure to write your account number on the check as well.
 .   Enclose the payment stub/card from your statement if available.

In Table on left: Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-9201.

By Wire:

Initial Purchase:
 .   If you do not currently have an account, complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
 .   Mail the completed application to: Stagecoach Funds, P.O. Box 7066, San
    Francisco, CA 94120-9201.
 .   You may also fax the completed application (with original to follow) to: 1-
    415-543-9538.

Subsequent Purchases:

 .   Instruct your wiring bank to transmit at least $100.00 according to the instructions given to the left. Be sure to have the wiring bank include your current account number and the name your account is registered in:

In Table on left:
                   Wells Fargo Bank, N.A.
                   San Francisco California
                   Bank Routing Number 121000248
                   Wire Purchase Account Number: 4068-000587
                   Attention: Stagecoach Funds (Name of Fund and Share Class) Account Name: (Registration Name Indicated on Application)

By Phone:

If you are buying shares for the first time:
 .   You can only make your first purchase of the Fund by phone if you already have an existing Stagecoach Account.
 .   Call Investor Services and instruct the representative to either:
                   . transfer at least $1,000.00 from a linked settlement acc account, or
                   . exchange at least $1,000.00 worth of shares from an existing Stagecoach Fund. Please see "EXCHANGES" for special rules.

If you are buying additional shares:
 . Call Investor Services and instruct the representative to either:
                   . transfer at least $100.00 from a linked settlement account, or
                   . exchange at least $100.00 worth of shares from another Stagecoach Fund.

In Table on left: 1 800-222-8222

We will process all requests to buy shares at the first NAV caluclated after the request and proper payment are received.

SELLING SHARES - Lay out note: converted into tables

The following section explains how you can sell shares that you bought directly from the Company. If you bought shares through a brokerage or other type of account, please see the person who sold you the shares.

By Mail:

                               Equity Index Fund Prospectus (October 9, 1997)-13

 .   Write a letter stating your account registration, your account number, the
    Fund you wish to redeem and the dollar amount ($100.00 or more) of the redemption you wish to receive (or write "Full Redemption").
 .   Make sure all the account owners sign the request.
 .   You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire ($5000.00 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
 .   Signature Guarantees are required for mailed redemption requests over
    $5000.00. You can get a signature guarantees at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

Mail to: Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-9201.

By Phone:
 .   Call Investor Services to request a redemption of at least $100.00. Be prepared to provide your account number and Taxpayer Identification Number.
 .   Unless you have instructed us otherwise, only one account owner needs to call in redemption requests .
 .   You may request that redemption proceeds be sent to you by check, by transfer into a linked bank account, or by wire ($5000.00 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
 .   Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.
 .   Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account.

Call: 1-800-222-8222

Through Your Selling Agent:
 .   You may request to sell shares through your selling agent (for example, a broker) or through a packaged investment product or retirement plan. You must check with your selling agent to determine any special procedures, rules or regulations they may have in place governing such transactions.
 .   Generally speaking, transaction minimums and transaction times still apply.

General Notes for Selling Shares:
 .   We will process redemption requests we receive in proper form before 1:00
    P.M. Pacific Time at the NAV determined on the same business day.
 .   We determine the NAV each day as of the close of the New York Stock
    Exchange.
 .   We reserve the right to delay payment of a redemption for up to ten days so that we maybe reasonably certain that investments made by check have been collected. Payments of redemptions may also be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions may also be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
 .   Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

                               Equity Index Fund Prospectus (October 9, 1997)-14

EXCHANGES

You may make exchanges between Stagecoach Funds by phone, in writing or through a selling agent. You should keep several important factors in mind when you want to make an exchange:

 .    You will need to read the Prospectus for the Fund into which you wish to exchange.
 .    Every exchange is both a redemption and a purchase. The redemption may produce a capital gain or loss for federal income tax purposes.

 .    Since shares of the Equity Index Fund are sold at NAV, exchanges into other
     Stagecoach Funds that charge a front-end load will be processed at the Public Offering Price of the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).

 .    You must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions. (If you are exchanging from a Money Fund to a load Fund, the $1,000.00 minimum applies.)

 .    If you have previously exchanged from a front-end charging Stagecoach Fund into the Equity Index Fund, and are now exchanging back into the load fund, it is up to you to inform the Company that you have already paid the load.

 .    In order to discourage market timing and excessive transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

 .    You may make exchanges between like share Classes, or between any share
     Class and a Money Fund. You may not make exchanges between Class A shares of a non-Money Fund and Class B shares

                               Equity Index Fund Prospectus (October 9, 1997)-15

ADDITIONAL SERVICES AND POLICIES

AUTOMATIC PROGRAMS:

These programs help you conveniently purchase or redeem shares each month:

 .    AUTOSAVER - you need only specify an amount of at least $100.00 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20/th/ of each month if you have not specified a day. Please call Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.

 .    SYSTEMATIC WITHDRAWAL PROGRAM - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100.00 on or about the 5th business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you:

     .    must have a Fund account valued at $10,000.00 or more;
     .    you must have dividends reinvested; and
     .    you may not be simultaneously participating in an AutoSaver.

It generally takes about 10 days to set up either plan once we have received your instructions. We automatically cancel your program if the linked account you specified is closed.

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

You may choose to do any of the following:

 .    AUTOMATIC REINVESTMENT OPTION - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

 .    FUND PURCHASE PLAN - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a Money Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.

 .    AUTOMATIC CLEARING HOUSE OPTION - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.

 .    CHECK PAYMENT OPTION - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

Call Out - "Two Things to Keep In Mind About Distributions" -- Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.

TAXES

We will pass on to you net investment income and net short-term capital gains earned by the Fund as dividend distributions. These are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of dividend income their taxable income.

Long-term capital gains earned by the Fund will be passed on to you as capital gains and will be taxable to you as long-term capital gains. In general, distributions are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31.

                               Equity Index Fund Prospectus (October 9, 1997)-16

Your redemptions will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents may also be subject to tax withholding.

Additional details about the tax consequences of investing are available to you in the Statements of Additional Information. The discussion of taxes is only a summary based on laws in effect as of the date of this Prospectus and is not a substitute for careful tax planning.

SPECIAL NOTICES:

MINIMUM ACCOUNT VALUE - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $.,000.00 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

STATEMENTS - We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other types of accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting in January, and will send Annual and Semi-Annual Reports each year.

DEALER CONCESSIONS AND 12B-1 FEES - Stephens Inc. as the Fund's distributor, compensates selling agents for the sale of Fund shares and is reimbursed through Rule 12b-1 fees.

STATEMENTS OF ADDITIONAL INFORMATION- Additional information about some of the topics discussed in this Prospectus as well as details about return calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Fund. The Statement of Additional Information should be read along with the Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

GLASS-STEAGALL ACT - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

VOTING RIGHTS--All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A Fund's shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the SAI.

                               Equity Index Fund Prospectus (October 9, 1997)-17

ORGANIZATION AND MANAGEMENT OF THE FUNDS

A number of different companies and divisions perform the various tasks that are required for a mutual fund company. This section shows how the Funds are organized, who performs which of the various roles and what compensation they receive. Further information is available in the Statement of Additional Information for the Fund.

ABOUT STAGECOACH

The Fund is one of 31 of Stagecoach Funds, Inc. Stagecoach was organized on September 9, 1991 as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. Some of these service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies or considering, where applicable, matters affecting a Master Portfolio.


                                 SHAREHOLDERS


                         FINANCIAL SERVICES FIRMS AND
                             THEIR REPRESENTATIVES

                        Advise current and prospective
                    shareholders on their Fund investments

DISTRIBUTOR               ADMINISTRATOR        TRANSFER and           SHAREHOLDER
& CO-ADMINISTRATOR                             DIVIDEND DISBURSING    SERVICING AGENT
                                               AGENT
Stephens Inc.             Wells Fargo Bank     Wells Fargo Bank       Various Agents
111 Center St.            525 Market St.       525 Market St.
Little Rock, AR           San Francisco, CA    San Francisco, CA

Markets the Funds         Manages the Funds'   Maintains records of   Provide services to
distributes shares,       business activities  shares and supervises  customers
and manages the Funds'                         the paying of
business activities                            dividends

     INVESTMENT ADVISOR                     CUSTODIAN

     Wells Fargo Bank                       Barclays Global Investors, NA
     525 Market St.                         45 Fremont Street
     San Francisco, CA                      San Francisco, CA

     Manages the Funds' investment          Provides safekeeping for
     activities                             the Funds' assets

     INVESTMENT SUB-ADVISOR

     Barclay's Global Fund Advisors
     45 Fremont Street
     San Francisco CA

     Manages the Funds' investment
     activities

                              BOARD OF DIRECTORS

                               Equity Index Fund Prospectus (October 9, 1997)-18



                       Supervises the Funds' activities

                               Equity Index Fund Prospectus (October 9, 1997)-19

In the following sections, the percentages shown are the percentages of the average daily net assets of the Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

THE INVESTMENT ADVISOR

Wells Fargo Bank is the advisor for the Fund.   Wells Fargo Bank, founded in
1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells & Fargo and Co., a national bank holding company. As of August 1, 1997 Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Fund paid Wells Fargo the following for advisory services for the fiscal period ended March 31, 1997:

Equity Index Fund        .34%


THE ADMINISTRATOR

Wells Fargo Bank is the administrator of the Fund. Wells Fargo is paid .04% for this service.

THE DISTRIBUTOR AND CO-ADMINISTRATOR

Stephens Inc. is the Fund's distributor and co-administrator.  Stephens receives
 .02% for its role as co-administrator. Stephens also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Fund's shares.


SHAREHOLDER SERVICING PLAN

We have Shareholder Servicing Plans for the Fund. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services we pay as follows:


Equity Index Fund        .30%

DISTRIBUTION PLAN

We have adopted a distribution plan for the Fund. The plan is used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials.. The fee paid under this plan is as follows:


Equity Index Fund        .05%

                               Equity Index Fund Prospectus (October 9, 1997)-20

GLOSSARY

ACH--Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank that allows banks to process checks, transfer funds and perform other tasks.

American Depository Receipts -Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning equity in foreign companies

Business Day - Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation - The increase in the value of a share. See also "total return".

Capitalization - When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by their price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization".

Capital Structure--Refers to how a company has raised money to operate. Can include borrowing or selling stock.

Convertible Debt Securities-Bonds or notes that are exchangeable for common stock at a set price on a set date or at the election of the holder.

Current Income--Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives- Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions - Dividends and/or capital gains paid by a Fund on its shares.

Diversified--A diversified fund, as defined by the Investment Company Act, is one that has a policy of investing in cash, Government securities and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Denominated--Securities issued by foreign banks, companies or governments in U.S. dollars.

Emerging Markets - Markets associated with a country that is considered by the International Finance Corporation to have an "emerging" stock market.

FDIC- The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. FDIC insurance does not apply to mutual funds.

Illiquid Security--A security which can not be easily sold, or can not be sold without negatively affecting the price.

Liquidity -The ability to quickly sell a security without affecting the price.

Market Timing - The belief that by guessing correctly, an investor can profit by selling out of the market when prices are high and buying when prices are low.

Net Asset Value (NAV) - The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The

                               Equity Index Fund Prospectus (October 9, 1997)-21

NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Non-Diversified--Any fund that does not have a policy as described under "diversified" in this glossary.

Options - An option is the right to buy or sell a security based on an agreed upon price for an agreed upon time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP) - the NAV with the sales load added.

Selling Agent - a person who has an agreement with the Fund's distributor that allows them to sell Fund shares.

Senior Securities - a security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stock holder does in the event of a company's liquidation.

Shareholder Servicing Agent - anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee- A guarantee given by a financial institution that has verified the identity of the maker of the signature.

Statement of Additional Information - A document that supplements and continues the disclosures made in the prospectus.

Taxpayer Identification Number - Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total return - The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio - The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government obligations--Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                               Equity Index Fund Prospectus (October 9, 1997)-22

[Back cover]

You may wish to review the following documents:

Statement of Additional Information--supplements and continues the disclosures made by this Prospectus.

Annual/Semi-Annual Report--provides certain financial information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of charge by calling 1-800-222-8222 or from Stagecoach Funds
PO Box 7066
San Francisco, CA 94.20-7066

                            STAGECOACH FUNDS, INC.
                            ----------------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A                  Prospectus Captions
------                  -------------------

1                       Cover Page
2                       Summary of Fund Expenses
3                       How To Read the Financial Highlights
                        Summary of Fund Expenses
4                       Summary Information
                        General Risk Considerations
                        Fundamental and Non-Fundamental Investement Policies
                        Organization and Management of the Funds
5                       Summary of Fund Expenses
6                       Organization and Management of the Funds
                        A Choice of Share Classes
                        Additional Services and Policies
7                       A Choice of Share Classes
                        Reduced Sales Charges
                        Your Account
                        Additional Services and Policies
8                       A Choice of Share Classes
                        Reduced Sales Charges
                        Your Account
                        Additional Services and Policies
9                       Not Applicable

Part B                  Statement of Additional Information Captions
------                  --------------------------------------------


10                      Cover Page
11                      Table of Contents
12                      General
13                      Investment Restrictions
                        Additional Permitted Investment Activities
                        Risk Factors
                        SAI Appendix
14                      Management
15                      Management
16                      Management
                        Distribution Plans
                        Servicing Plans and Agreements
                        Fund Expenses
                        Independent Auditors
17                      Portfolio Transactions
18                      Capital Stock; Other
19                      Determination of Net Asset Value
                        Additional Purchase and Redemption Information
20                      Federal Income Taxes

21                      Management of the Company
22                      Performance Calculations
23                      Financial Information

Part C                  Other Information
------                  -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                             Plain English Equity Prospectus (October 8, 1997) 1





Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                                                                      STAGECOACH
                                                         EQUITY FUNDS PROSPECTUS

                                                           Strategic Growth Fund
                                                                   Balanced Fund
                                                         Diversified Income Fund
                                                               Equity Value Fund
                                                                     Growth Fund
                                                                  Small Cap Fund

                                                    Class A, Class B and Class C

                                                               December 15, 1997

                                            Investment Advisor and Administrator
                                                                Wells Fargo Bank

                                                Distributor and Co-Administrator
                                                                   Stephens Inc.

                             Plain English Equity Prospectus (October 8, 1997) 2


                             FOR YOUR INFORMATION

What is a prospectus? - A prospectus provides you with the information you need in order to make an informed investment decision. It states how a Fund operates and invests its assets.

What is different about this Prospectus? - We have rewritten our Prospectus in "Plain English" to make it easier to read and understand. We have also grouped some of the most important Fund information together.

How is the Fund information organized? - After important summary information and the expense fee table, each Fund's investment objectives and financial highlights are presented. The icons below tell you where various types of information can be found.

What else do I need to understand these Funds? - Each Fund has a "Statement of Additional Information" that continues and supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies without charge by calling 1 800-222-8222.

(icon) Investment Objectives and Policies: What is the Fund trying to achieve? How do we intend to invest your money? What makes it different from the other Funds offered in this Prospectus? Look for the check-mark icon to find out.

(icon) Portfolio Holdings: A quick summary of a Fund's key permitted investments and practices.

(icon) Important Risk Factors: What are some of the key risk factors particular to this Fund? Use this information together with the "General Risk Considerations" on page ___ when considering whether this Fund is right for you.

(icon) Additional Fund Facts: Provides additional key information for each Fund.

                             Plain English Equity Prospectus (October 8, 1997) 3


KEY INFORMATION

Summary of Stagecoach Equity Funds: The Funds described in this Prospectus invest primarily in equity securities except as indicated. As described, they may seek long-term capital appreciation, total return, current income or a combination of these objectives. Each Fund is an open-end management investment company.


Should you consider investing in these Funds? Yes, if:
 .    you are looking to add equity investments to your portfolio;
 .    you have an investment horizon of at least three to five years; and
 .    you are willing to accept the risks of equity investing, including the risk that share prices may fluctuate significantly.

You should NOT consider investing in these Funds if:
 .    you are looking for FDIC insurance coverage or guaranteed rates of return;
 .    you are unwilling or unable to accept that you may lose money on your investment;
 .    you are unwilling to accept the risks involved in the securities markets;
     and
 .    you are seeking monthly dividend income.

Who are "We"?: In this Prospectus, "We" means the Stagecoach Funds and includes functions such as Investment Advisor that we may have hired others to perform. "Organization and Management of The Funds" in this Prospectus and the Statements of Additional Information provide details on the various roles and who performs them.

Who are "You"?: In this Prospectus, "You" means the shareholder.

Dividends: We pay dividends, if any, quarterly for the Funds listed in this Prospectus except for the Small Cap and Strategic Growth Funds, which pay annual dividends.

Italics: Throughout this Prospectus, words will appear in italicized print. This means that the word is defined in the Glossary beginning on page ___.

                             Plain English Equity Prospectus (October 8, 1997) 3


HOW TO READ THE FINANCIAL HIGHLIGHTS

After each Fund's Investment Objective and Investment Policies, charts are provided showing important financial information derived from the Funds' Financial Highlights for the fiscal period ended March 31, 1997. The statements were audited by KPMG Peat Marwick LLP. Other auditors audited statements for the Equity Value and Balanced Funds for periods prior to October 1, 1995 and for the Growth Fund prior to January 1, 1992. Here is an explanation of some terms that will help you interpret these charts.

NET ASSET VALUE (NAV)--The value of one share of a class of a Fund, excluding any sales charge. See the Glossary for a fuller definition.

NET INVESTMENT INCOME--When we receive dividend or interest payments from an investment or earn trading profits, we deduct management fees, administrative and other expenses and then record the result as net investment income. The number in the financial highlights is the net investment income of a class divided by the average number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends From Net Investment Income."

NET REALIZED AND UNREALIZED CAPITAL GAINS--We buy and sell investments frequently. The profit on an investment sold for more than its purchase price is a realized capital gain while any loss is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The number in this category is the total gains or losses of a class divided by the average number of outstanding fund shares for that class. The amount of capital gain or loss per share that was passed on to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

NET ASSETS--The value of the investments in a Fund's portfolio that are attributable to a particular class of the Fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS--This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administrative and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS--This ratio is the result of dividing net investment income (or loss) by average net assets.

PORTFOLIO TURNOVER--Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

AVERAGE COMMISSION RATE PAID--The average brokerage commission paid by a Fund when it buys or sells shares of securities. The rate is expressed on a per share basis and the amount paid may vary depending upon trading practices or other conditions.

TOTAL RETURN--The annual return on an investment that includes any appreciation or decline in value and all dividends and interest.

                             Plain English Equity Prospectus (October 8, 1997) 5

The purpose of the Summary of Expenses is to help you understand the various costs and expenses that a shareholder in a Fund will pay directly or indirectly. These tables do not reflect any charges that may be imposed by Wells Fargo bank or another institution in connection with an investment in a Fund. Long-term shareholders of the Funds that asses 12b1 fees could pay more than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc.


                           Summary of Fund Expenses

                       SHAREHOLDER TRANSACTION EXPENSES
                                CLASS A SHARES


                                    STRATEGIC              DIVERSIFIED   EQUITY             SMALL
                                     GROWTH     BALANCED      INCOME      VALUE   GROWTH     CAP
                                     FUND/1/      FUND         FUND       FUND     FUND    FUND/1/
                                   -----------  ---------  ------------  -------  -------  --------
Maximum Sales Charge Imposed on
  Purchase (as a percentage of
  offering price)................     5.25%       5.25%       5.25%       5.25%    5.25%    5.25%
Maximum Sales Charge on
  Reinvested Dividends...........     None        None        None        None     None     None
Maximum Sales Charge Imposed on
  Redemptions....................     None        None        None        None     None     None
Exchange Fees....................     None        None        None        None     None     None

                        ANNUAL FUND OPERATING EXPENSES
                                CLASS A SHARES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                                   SMALL
                                             STRATEGIC       BALANCED   DIVERSIFIED     EQUITY        GROWTH        CAP
                                          GROWTH FUND/1,2/     FUND     INCOME FUND   VALUE FUND       FUND      FUND/1,2/
                                          -----------------  ---------  ------------  -----------  ------------  ----------
Management Fee............................          0.50%      0.60%         0.50%        0.50%         0.50%       0.60%
Rule 12b-1 Fee............................          0.10%      0.10%         0.05%        0.10%         0.05%       0.10%
Other Expenses (after waivers or
  reimbursements)/3/......................          0.79%      0.35%         0.55%        0.45%         0.63%       0.30%
                                                    ----       ----          ----         ----          ----        ----
TOTAL FUND OPERATING EXPENSES
  (after waivers or reimbursements)/4/....          1.39%      1.05%         1.10%        1.05%         1.18%       1.00%
                                                    ====       ====          ====         ====          ====        ====

_________________________

/1/ Other mutual funds may invest in the Capital Appreciation and Small Cap Master Portfolios. Such other funds' expenses and, accordingly, their investment returns may differ from those of the corresponding Funds.
/2/ Summarizes expenses charged at the Master Portfolio level as well as at the Fund level.
/3/ Other Expenses (before waivers or reimbursements) would be 1.00%, 0.67%, 0.71%, 0.50%, 0.66% and 1.00% for such shares of the Strategic Growth Balanced, Diversified Income, Equity Value, Growth and Small Cap Funds, respectively.
/4/ Total Fund Operating Expenses (before waivers or reimbursements) would be 1.60%, 1.37%, 1.26%, 1.10%, 1.19% and 1.70% for such shares of the
     Strategic Growth, Balanced, Diversified Income, Equity Value, Growth and Small Cap Funds, respectively.

                             Plain English Equity Prospectus (October 8, 1997) 6


EXAMPLE OF EXPENSES

                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                             ------  -------  -------  --------
You would pay the following
expenses on a $1,000 investment in
Class A shares of the following
Funds, assuming a 5% annual return
and redemption at the end of each
time period indicated:

    Strategic Growth Fund...............        $66      $94     $125      $211
    Balanced Fund.......................        $63      $84     $107      $174
    Diversified Income Fund.............        $63      $86     $110      $179
    Equity Value Fund...................        $63      $84     $107      $174
    Growth Fund.........................        $64      $88     $114      $188
    Small Cap Fund......................        $62      $83     $105      $169


                           SUMMARY OF FUND EXPENSES


                       SHAREHOLDER TRANSACTION EXPENSES
                                CLASS C SHARES

                                                                                    Small       Aggressive
                                                                                     Cap          Growth
                                                                                     Fund          Fund
                                                                                    ------      ----------
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price).....    None         None
Maximum Sales Charge on Reinvested Dividends.....................................    None         None
Maximum Sales Charge Imposed on Redemptions
  Redemption during year 1.......................................................    1.00%        1.00%
  Redemption after year 1........................................................    0.00%        0.00%
  Redemption Fees................................................................    None         None
Exchange Fees....................................................................    None         None


                      ANNUAL FUND OPERATING EXPENSES /1/

                    (as a percentage of average net assets)

                                                                                    Small       Aggressive
                                                                                     Cap          Growth
                                                                                     Fund          Fund
                                                                                    ------      ----------
Management Fee...................................................................    0.60%        0.50%
Rule 12b-1 Fee...................................................................    0.75%        0.75%
Other Expenses (after waivers or reimbursements)/2/..............................    0.75%        0.75%
                                                                                     ----         ----
TOTAL FUND OPERATING EXPENSES (after waivers or reimbursements)/3/...............    2.10%        2.00%
                                                                                     ====         ====

------------------------
/1/  Includes expenses charged to the Fund and the Master Portfolio.
/2/ Other Expenses (before waivers or reimbursements) would be 1.54% for the Small Cap Fund.
/3/ Total Fund Operating Expenses (before waivers or reimbursements) would be 2.89% for the Small Cap Fund.


EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment in Class C shares of a Fund, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated:


                                             1 Year     3 Year    5 Year    10 Year
                                             ------     ------    ------    -------
Small Cap Fund...........................     $31        $66       $113       $243
Aggressive Growth........................     $31        $63       $108       $233

You would pay the following expenses on a $1,000 investment in Class C shares of a Fund, assuming a 5% annual return and no redemption:


                                             1 Year     3 Year    5 Year    10 Year
                                             ------     ------    ------    -------
Small Cap Fund...........................     $21        $66       $113       $243
Aggressive Growth........................     $21        $63       $108       $233

                             Plain English Equity Prospectus (October 8, 1997) 7


                       SHAREHOLDER TRANSACTION EXPENSES
                                CLASS B SHARES

                                                                                                                  SMALL
                                            AGGRESSIVE     BALANCED   DIVERSIFIED   EQUITY VALUE    GROWTH AND     CAP
                                          GROWTH FUND/1/     FUND     INCOME FUND       FUND       INCOME FUND   FUND/1/
                                          ---------------  ---------  ------------  -------------  ------------  --------
Maximum Sales Charge Imposed on
 Purchase (as a
  percentage of offering price)........        None          None        None           None          None        None
Maximum Sales Charge on Reinvested
 Dividends.............................        None          None        None           None          None        None
Maximum Sales Charge...................        5.00%         5.00%       5.00%          5.00%         5.00%       5.00%
  Imposed on Redemptions
Exchange Fees..........................        None          None        None           None          None        None

                        ANNUAL FUND OPERATING EXPENSES
                                CLASS B SHARES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                               SMALL
                                       AGGRESSIVE      BALANCED   DIVERSIFIED   EQUITY VALUE    GROWTH AND      CAP
                                    GROWTH FUND/1,2/     FUND     INCOME FUND       FUND       INCOME FUND   FUND/1,2/
                                    ----------------   --------   -----------   ------------   -----------   ---------
Management Fee...................               0.50%      0.60%         0.50%          0.50%         0.50%       0.60%
Rule 12b-1 Fee...................               0.75%      0.75%         0.70%          0.75%         0.70%       0.75%
Other Expenses (after waivers or
  reimbursements)/3/.............               0.79%      0.35%         0.54%          0.45%         0.63%       0.30%
                                                ----       ----          ----           ----          ----        ----
TOTAL FUND OPERATING
  EXPENSES (after waivers or
  reimbursements)/4/.............               2.04%      1.70%         1.74%          1.70%         1.83%       1.65%
                                                ====       ====          ====           ====          ====        ====

/1/ Other mutual funds may invest in the Capital Appreciation and Small Cap Master Portfolios. Such other funds' expenses and, accordingly, investment returns may differ from those of the corresponding Funds.
/2/ Summarizes expenses charged at the Master Portfolio level as well as at the Fund level.
/3/ Other Expenses (before waivers or reimbursements) would be 1.00%, 0.47%, 0.88%, 0.47%, 0.83% and 1.00% for Class B shares of the Aggressive Growth, Balanced, Diversified Income, Equity Value, Growth and Small Cap Funds, respectively.
/4/ Total Fund Operating Expenses (before waivers or reimbursements) would be 2.25%, 1.82%, 2.08%, 1.72%, 2.03% and 2.35% for Class B shares of the
     Aggressive Growth, Balanced, Diversified Income, Equity Value, Growth and Small Cap Funds, respectively.

                             Plain English Equity Prospectus (October 8, 1997) 8


EXAMPLE OF EXPENSES

                                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                       ------  -------  -------  --------
You would pay the following expenses on a
$1,000 investment in Class B shares of the
following Funds, assuming (A) a 5% annual
return and (B) redemption at the end of each
time period indicated:

    Aggressive Growth............................         $71      $94     $130      $205
    Balanced Fund................................         $67      $84     $112      $168
    Diversified Income Fund......................         $68      $85     $114      $173
    Equity Value Fund............................         $67      $84     $112      $168
    Growth Fund..................................         $69      $88     $119      $182
    Small Cap Fund...............................         $68      $85     $115      $173

You would pay the following expenses on a
$1,000 investment in Class B shares of a
Fund, assuming a 5% annual return and no
redemption:                                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                       ------  -------  -------  --------
    Aggressive Growth............................         $21      $64     $110      $205
    Balanced Fund................................         $17      $54     $ 92      $168
    Diversified Income Fund......................         $18      $55     $ 94      $173
    Equity Value Fund............................         $17      $54     $ 92      $168
    Growth Fund..................................         $19      $58     $ 99      $182
    Small Cap Fund...............................         $18      $55     $ 95      $173

                             Plain English Equity Prospectus (October 8, 1997) 9


Strategic Growth Fund

Managers: Jon Hickman (since 1/93)
---------
          Steve Enos  (since 9/96)


CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

     The Strategic Growth Fund seeks to provide investors with an above-average level of long-term capital appreciation.

INVESTMENT POLICIES

     We seek an above-average level of capital appreciation for investors willing to assume above-average risk by actively managing a broadly diversified equity portfolio of companies expected to have strong growth in revenues, earnings and assets. We select a range of companies from different industry groups, with the majority of our holdings consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    in at least 20 common stock issues spread across a number of different industry groups;
 .    at least 65% of our assets in common stocks and securities which are convertible into common stocks that we believe have better-than-average prospects to increase in value;
 .    up to 40% of our assets in initial public offerings, and/or small and newer equity issues;
 .    more than 50% of our assets in companies whose market capitalization at the time we buy their stock is within the capitalization range of the companies listed on the Russell MidCap Index. (As of July, 1997 this range was from $1.1 billion to $8 billion. The range is expected to change frequently);
 .    up to 15% of our portfolio in emerging markets;
 .    up to 15% of our assets in call and put options for certain securities; and

     We may invest in preferred stock or investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests or as a defensive measure when we believe that the basic investment strategy is not in the best interest of shareholders. Generally, these defensive investments are temporary and will not exceed 30% of total assets.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

In addition to these general risks, there are particular risks that this Fund may present. Because we may invest in companies that:
 .    pay low or no dividends;
 .    have smaller market capitalizations;
 .    have less market liquidity;
 .    have no or relatively short operating histories or are newly public;
 .    have aggressive capital structures, including high debt levels; or
 .    are involved in rapidly growing or changing industries and/or new technologies,
the Fund's share price may rise and fall more than the share prices of other funds. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory

                            Plain English Equity Prospectus (October 8, 1997) 10

and liquidity risks. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and short-term capital gains that pass through to the Fund's shareholders.

ADDITIONAL FUND FACTS

We have an annual dividend policy. You should not invest in the Fund if you are seeking current income.

                            Plain English Equity Prospectus (October 8, 1997) 11


FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period is as follows:

                                                                                                                    STRATEGIC
                                                                                                              GROWTH FUND /1/
                                                                              -----------------------------------------------
                                                                                                    Class A
                                                                  -------------------------------------------
                                                                    Six Months  Six Months        Nine Months
                                                                      Ended        Ended              Ended
                                                                     Sept 30,    March, 31         Sept. 30,
                                                                       1997       1997/3/             1996
--------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                                             $  19.40            $ 17.75
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                       (0.07)             (0.05)
  Net realized and unrealized gain (loss) on investments                             (3.61)              1.70
TOTAL FROM INVESTMENT OPERATIONS                                                     (3.68)              1.65
LESS DISTRIBUTIONS:
  Dividends from net investment income                                                0.00               0.00
  Distributions from net realized gain                                                0.00               0.00
TOTAL FROM DISTRIBUTIONS                                                              0.00               0.00
 NET ASSET VALUE, END OF PERIOD                                                   $  15.72            $ 19.40

TOTAL RETURN (NOT ANNUALIZED)                                                       (18.97)%             9.85%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                                               $ 29,122            $26,902

RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                                             1.26% /2/          1.23% /2/
  Ratio of net investment income(loss) to average net
  assets                                                                             (0.97)%/2/         (0.79)%/2/
Portfolio turnover                                                                     N/A                N/A
 Average commission rate paid (9)                                                      N/A                N/A
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                                                 1.38% /2/        1.60% /2/
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                                       (1.09)%/2/       (1.16)%/2/

/1/ The Fund commenced operations on March 5, 1996.
/2/ This ratio includes income and expenses allocated from the Master Portfolio. /3/ The Fund changed its fiscal year end to March 31.

                            Plain English Equity Prospectus (October 8, 1997) 12


FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period is as follows:

                                                                                                               STRATEGIC
                                                                                                         GROWTH FUND /1/
                                                                 --------------------------------------------------------
                                                                                                          Class B
                                                                 --------------------------------------------------------
                                                                    (Unaudited)
                                                                     Six Months    Six Months              Period
                                                                       Ended          Ended                Ended
                                                                      Sept 30       March, 31            Sept. 30,
                                                                        1997        1997 /3/                1996
------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                                               $   23.86                 $ 21.90
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                          (0.15)                  (0.10)
  Net realized and unrealized gain (loss) on investments                                (4.45)                   2.06
TOTAL FROM INVESTMENT OPERATIONS                                                        (4.60)                   1.96
LESS DISTRIBUTIONS:
  Dividends from net investment income                                                   0.00                    0.00
  Distributions from net realized gain                                                   0.00                    0.00
TOTAL FROM DISTRIBUTIONS                                                                 0.00                    0.00
 NET ASSET VALUE, END OF PERIOD                                                     $   19.26                 $ 23.86

TOTAL RETURN (NOT ANNUALIZED)                                                         (19.28)%                   9.50%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                                                 $  14,509                 $14,544

RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                                                1.94% /2/              1.91% /2/
  Ratio of net investment income (loss)to average net assets                            (1.65)%/2/             (1.45)%/2/
Portfolio turnover                                                                        N/A                     N/A
 Average commission rate paid                                                             N/A                     N/A
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                                                   2.04% /2/               2.29% /2/
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                                         (1.75)%/2/              (1.83)%/2/

/1/ The Fund commenced operations on March 5, 1996.
/2/ This ratio includes income and expenses allocated from the Master Portfolio. /3/ The Fund changed its fiscal year end to March 31.

                            Plain English Equity Prospectus (October 8, 1997) 13


Balanced Fund

Portfolio Managers:   Rex Wardlaw (since 2/97)
-------------------
                      Tamyra Thomas (since 9/96)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

          The Balanced Fund seeks to provide investors with both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

INVESTMENT POLICIES

          We pursue a balanced and diversified investment approach by investing generally between 30% and 70% of our assets in common stocks and the remainder in fixed-income securities. By actively managing both the equity and fixed-income portfolios and the allocation mix, we hope to achieve a high total return, including share Growth distributions. We invest the equity portion of our portfolio according to the same value strategy discussed in the Equity Value Fund section on page ___ of this Prospectus. We invest the fixed-income portion of our portfolio in corporate bonds, commercial paper, and mortgage-backed and asset-backed securities based on their relatively greater stability of income and principal.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    between 30% and 70% of our assets in common stocks, with the remainder invested in fixed-income securities.

The equity portion of the portfolio, under normal market conditions, is invested in:
 .    both large, well-established companies and smaller companies with market capitalization exceeding $50 million; and
 .    in foreign companies through American Depository Receipts and similar instruments, up to 25% of total assets.

We invest the fixed-income portion of our portfolio in:
 .    commercial paper rated "A-2" (S&P) or "Prime-2" (Moody's) or better;
 .    corporate debt securities rated "BBB" (S&P) or "Baa" (Moody's) or better;
 .    mortgage-backed and asset-backed securities rated "AA" (S&P) or "Aa"
     (Moody's) or better.

We may also invest in zero-coupon bonds.

          We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.


IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective attempts to reduce the volatility associated with investing in a single

                            Plain English Equity Prospectus (October 8, 1997) 14


market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility. Also, stocks of smaller and medium-sized companies may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

ADDITIONAL FUND FACTS

Tamyra Thomas is the manager of the income portion of the Fund, Rex Wardlaw is the manager of the equity portion. They jointly determine the portfolio's asset allocation.

                            Plain English Equity Prospectus (October 8, 1997) 15

                                                                                                             BALANCED FUND /1/
                                                  ------------------------------------------------------------------------------
                                                                                                                        Class A
                                                  ------------------------------------------------------------------------------
                                                       Six Months         Year        Year        Year        Year        Year
                                                          Ended          Ended       Ended       Ended       Ended       Ended
                                                        March 31,      Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
                                                          1997            1996        1995        1994        1993        1992
--------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                        $ 11.46     $ 11.84     $ 11.67    $  12.71    $  11.18     $ 10.80
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.19        0.36        0.46        0.43        0.44        0.42
  Net realized and unrealized gain (loss) on                    0.74        0.89        0.68       (0.13)       1.72        0.53
   investments
TOTAL FROM INVESTMENT OPERATIONS                                0.93        1.25        1.14        0.30        2.16        0.95
LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.19)      (0.35)      (0.47)      (0.46)      (0.43)      (0.43)
  Distributions from net realized gain                         (0.19)      (1.28)      (0.50)      (0.88)      (0.20)      (0.14)
TOTAL FROM DISTRIBUTIONS                                       (0.38)      (1.63)      (0.97)      (1.34)      (0.63)      (0.57)
 NET ASSET VALUE, END OF PERIOD                              $ 12.01     $ 11.46     $ 11.84    $  11.67    $  12.71     $ 11.18

TOTAL RETURN (NOT ANNUALIZED)                                   8.15 %     10.51 %     10.62 %      2.30 %     19.83 %      9.03 %
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                          $31,632     $32,640     $89,034    $108,290    $104,434     $65,226
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                       1.05 %      1.31 %      1.03 %      1.09 %      1.01 %      1.02 %
  Ratio of net investment income to average net
  assets                                                        3.20%       2.98%       4.05%       3.55%       3.62%       3.76%
Portfolio turnover                                                43%        131%         90%         35%         60%         49%
 Average commission rate paid/3/                             $0.0802     $0.0603         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                           1.30 %      1.48 %      1.05 %      1.11 %      1.06 %      1.10 %
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                  2.95 %      2.81 %      4.03 %      3.53 %      3.57 %      3.68 %

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------
 /1/ The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of Stagecoach Funds, Inc. on September 6, 1996. In conjunction with the reorganization, existing Investor Shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM") In connection with the merger of First Interstate Bancorp into Wells Fargo & Co. on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.
 /2/ The Class B shares commenced operations on September 6, 1996.
 /3/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                              Plain English Equity Prospectus (Sept 22, 1997) 16


FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period is as follows:

                                                                                                       BALANCED FUND/1/
                                                                 ------------------------------------------------------
                                                                                            Class B
                                                                 ------------------------------------------------------

                                                                    Period    Six Months      Year
                                                                     Ended       Ended       Ended
                                                                   Sept. 30,   March 31,   Sept. 30,
                                                                     1997        1997       1996/2/
-----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                                            $ 10.24    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     *                0.08        0.00
  Net realized and unrealized gain (loss) on investments           *                0.72        0.24
TOTAL FROM INVESTMENT OPERATIONS                                                    0.80        0.24
LESS DISTRIBUTIONS:
  Dividends from net investment income                                             (0.08)       0.00
  Distributions from net realized gain                                             (0.17)       0.00
TOTAL FROM DISTRIBUTIONS                                                           (0.25)       0.00
 NET ASSET VALUE, END OF PERIOD                                                  $ 10.79    $  10.24

TOTAL RETURN (NOT ANNUALIZED)                                                       7.84%       2.40%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                                              $   297    $      2

RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                                           1.70%       0.00%
  Ratio of net investment income to average net
  assets                                                                            2.48%       3.09%
Portfolio turnover                                                                    43%        131%
 Average commission rate paid /3/                                                $0.0802    $ 0.0603
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                                               7.85%       0.66%
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                                     (3.67)%      2.43%

/1/ The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of Stagecoach Funds, Inc. on September 6, 1996. In conjunction with the reorganization, existing Investor Shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM") In connection with the merger of First Interstate Bancorp into Wells Fargo & Co. on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.
/2/  The Class B shares commenced operations on September 6, 1996.
/3/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                              Plain English Equity Prospectus (Sept 22, 1997) 17


Diversified Income Fund

Portfolio Managers: Allen Wisniewski (since 11/92)
-------------------
                    Rex Wardlaw (since 2/97)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

          The Diversified Income Fund seeks to earn current income and a growing stream of income over time, consistent with the preservation of capital.

INVESTMENT POLICIES

          We actively manage a diversified portfolio of income-producing equity and fixed-income securities. In selecting stocks we emphasize dividend histories and trends. We also look for companies that have a strong earnings growth trend and that we believe have above-average prospects for future earnings growth. We also look for stocks that are trading at low price-to-earnings ratios, as measured against either the stock market as a whole or against a particular stock's own price history.
          We may also invest in:
 .    U.S. Government obligations;
 .    a broad range of debt instruments including bonds and other debt obligations of domestic corporations;
 .    U.S. dollar-denominated debt instruments of foreign issuers, including foreign governments and companies; and
 .    various asset-backed securities.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    at least 50% of our total assets in equity securities;
 .    at least 90% of our equity portfolio in issues of companies with market capitalization of greater than $1 billion;
 .    up to 25% of our assets in foreign companies through American Depository
     Receipts and similar instruments;
 .    up to 15% of our assets in emerging markets;
 .    most of our debt portfolio in companies and government entities located within the United States;
 .    all of our nonconvertible debt portfolio in instruments rated at the time of acquisition in the four highest credit categories by one or more nationally recognized ratings organizations, or in unrated instruments determined by Wells Fargo Bank as being of comparable quality; and
 .    no more than 20% of our debt portfolio invested in instruments rated at the time of purchase in the lowest of these four rating categories.

We may also invest in the stocks of medium- to smaller-size companies that we believe have the potential to produce high levels of future earnings growth, and that we believe are undervalued. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

IMPORTANT RISK FACTORS

For general information on risk, please see page ______.

                              Plain English Equity Prospectus (Sept 22, 1997) 18


Stocks selected for their high dividend yields may be more sensitive to changes in interest rates than other stocks. Also, stocks of smaller and medium-sized companies selected for their earnings growth potential may be more volatile than larger company stocks. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

ADDITIONAL FUND FACTS

We have a quarterly dividend policy. You should not invest in the Fund if you are looking for monthly income, nor should you invest if you are looking for higher than average levels of capital growth.

                              Plain English Equity Prospectus (Sept 22, 1997) 19

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period is as follows:

                                                                                 DIVERSIFIED INCOME FUND
                                                      ----------------------------------------------------------------------------
                                                                                                                         Class A
                                                      ----------------------------------------------------------------------------
                                                      Six Months  Nine Month
                                                        Ended       Ended      Year Ended   Year Ended   Year Ended   Period Ended
                                                      March 31,   Sept. 30,     Dec. 31,     Dec. 31,     Dec. 31,      Dec. 31,
                                                       1997/3/     1996/1/        1995         1994         1993        1992/2/
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                  $  14.73    $  13.34       $ 10.76      $ 11.08      $ 10.29       $  10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                             0.14        0.25          0.35         0.33         0.30           0.02
  Net realized and unrealized gain
   (loss) on investments                                   0.64        1.39          2.86        (0.32)        0.96           0.29
TOTAL FROM INVESTMENT OPERATIONS                           0.78        1.64          3.21         0.01         1.26           0.31
LESS DISTRIBUTIONS:
  Dividends from net investment income                    (0.14)      (0.25)        (0.35)       (0.33)       (0.30)         (0.02)
  Distributions from net realized gain                    (0.85)       0.00         (0.28)        0.00        (0.17)          0.00
TOTAL FROM DISTRIBUTIONS                                  (0.99)      (0.25)        (0.63)       (0.33)       (0.47)         (0.02)
 NET ASSET VALUE, END OF PERIOD                        $  14.52    $  14.73       $ 13.34      $ 10.76      $ 11.08       $  10.29

TOTAL RETURN (NOT ANNUALIZED)                              5.25%      12.35%        30.17%        0.08%       12.33%          3.10%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                    $154,502    $134,648       $79,977      $45,178      $26,704       $  1,379

RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                  1.10%       1.10%         1.10%        1.06%        0.46%          0.00%
  Ratio of net investment income to average net
  assets                                                   1.91%       2.57%         3.02%        3.16%        3.51%          4.09%
Portfolio turnover                                           33%         43%           70%          62%          46%             1%
 Average commission rate paid /3/                      $ 0.0780    $ 0.0793           N/A          N/A          N/A            N/A
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                      1.17%       1.26%         1.31%        1.34%        1.66%          3.49%
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses             1.84%       2.41%         2.81%        2.88%        2.31%          0.60%

* Per share data based upon average monthly shares outstanding

/1/  The Fund changed its fiscal year end from December 31 to September 30.
/2/  The Fund commenced operations on November 18, 1992.
/3/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
/4/  The Fund changed its fiscal year end to March31

                              Plain English Equity Prospectus (Sept 22, 1997) 20

                            DIVERSIFIED INCOME FUND
                        FOR A CLASS B SHARE OUTSTANDING

                                                                                                DIVERSIFIED
                                                                                                INCOME FUND
                                        -------------------------------------------------------------------
                                                                         Class B
                                           --------------------------------------

                                                 Ended        Ended         Year
                                                                           Ended
                                                 March     Sept. 30,     Dec. 31,
                                                   31,
                                               1997/3/      1996 /1/         1995
                                                                1996         1995
---------------------------------------------------------------------------------

 NET ASSET VALUE, BEGINNING OF PERIOD          $ 13.79       $ 12.49      $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.08          0.17         0.20
  Net realized and unrealized gain                0.60          1.30         2.75
   (loss) on investments
TOTAL FROM INVESTMENT OPERATIONS                  0.68          1.47         2.95
LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.08)        (0.17)       (0.20)
  Distributions from net realized gain           (0.79)         0.00        (0.26)
TOTAL FROM DISTRIBUTIONS                         (0.87)        (0.17)       (0.46)

 NET ASSET VALUE, END OF PERIOD                $ 13.60       $ 13.79      $ 12.49

TOTAL RETURN (NOT ANNUALIZED)                     4.91%        11.76%       29.64%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000s)            $32,632       $17,045      $ 5,339
RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED):
  Ratio of expenses to average net                1.74%         1.74%        1.73%
   assets
  Ratio of net investment income to
   average net
   assets                                         1.29%         2.01%        2.40%
Portfolio turnover                                  33%           43%          70%
                                                                              N/A
 Average commission rate paid /2/              $0.0780       $0.0793
---------------------------------------------------------------------------------
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses                                         1.87%         2.08%        2.57%
Ratio of net investment income to
 average net assets prior to waived
 fees and reimbursed expenses                     1.16%         1.67%        1.56%

/1/  The Fund changed its fiscal year end from December 31 to September 30.

/2/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 /3/ The Fund changed its fiscal year end to March 31.

                              Plain English Equity Prospectus (Sept 22, 1997) 21

Equity Value Fund

Portfolio Managers: Allen Wisniewski (since 9/96)
-------------------
                    Rex Wardlaw (since 1/97)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

     The Equity Value Fund seeks to provide investors with long-term capital appreciation.

INVESTMENT POLICIES

     We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that we believe are selling for less than their intrinsic or true value and that generally exhibit the following characteristics: above-average financial strength, a strong position in their industry and a history of steady profit growth. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stock. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 . primarily in common stocks of  both large, well-established companies and smaller companies with market capitalizations exceeding $50 million;
 . in debt instruments that may be converted into the common stock of both U.S.
  and foreign companies; and
 . up to 25% of our assets in foreign companies through American Depository
  Receipts and similar instruments.

We may also purchase convertible securities with the same characteristics as common stock, as well as in preferred stock and warrants. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders.

IMPORTANT RISK FACTORS:

For general risk information, please see page _____.

Stocks of smaller and medium-sized companies may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

ADDITIONAL FUND FACTS: Our strategy of buying attractive stocks which appear to be selling for less than their intrinsic value is commonly known as a "value" strategy.

                              Plain English Equity Prospectus (Sept 22, 1997) 22

                             EQUITY VALUE FUND/1/
                        FOR A CLASS A SHARE OUTSTANDING

                                                                                                                            PERIOD
                                                                                                                             ENDED
                                                                                 YEAR ENDED SEPTEMBER 30,                  SEPT. 30,
                                                                                 ------------------------
                                           SIX MONTHS      1996      1995       1994       1993       1992         1991     1990/2/
                                           ----------    --------  ---------  ---------  ---------  ---------     ------   ---------
                                            ENDED
                                           MARCH 31,
                                             1997
Net asset value -- beginning of period....  $ 12.66    $ 13.27   $  12.36    $  13.17    $  10.73    $  10.45     $  8.48  $ 10.00
Income from investment operations:
Net investment income(loss)...............     0.08       0.20       0.24/3/     0.20/3/     0.21/3/    0.20/3/     0.28      0.08
Net realized and unrealized gain
 (loss) on investments)...................     1.89       1.60       1.63/3/     0.74/3/     2.75/3/    0.49/3/     1.98     (1.60)

                                            -------    -------   --------    --------    --------    --------     -------   ------
Total from investment operations..........     1.97       1.80       1.87        0.94        2.96        0.69        2.26    (1.52)
                                            -------    -------   --------    --------    --------    --------     -------   ------
Less Distributions:
Dividends from net investment
 income...................................    (0.08)     (0.19)     (0.25)      (0.21)      (0.23)      (0.22)      (0.29)      --
Distributions from net realized gain......    (0.12)     (2.22)     (0.71)      (1.54)      (0.29)      (0.19)         --       --
                                            -------    -------   --------    --------    --------    --------     -------   ------
Total from distributions..................    (0.20)     (2.41)     (0.96)      (1.75)      (0.52)      (0.41)      (0.29)      --
                                            -------    -------   --------    --------    --------    --------     -------   ------
Net asset value -- end of period..........  $ 14.43    $ 12.66   $  13.27    $  12.36    $  13.17    $  10.73     $ 10.45  $  8.48
                                            =======    =======   ========    ========    ========    ========     =======  =======
Total return (not annualized).............    15.63%     14.27%     16.58%       7.49%      28.22%       6.81%      27.05%  (15.20)%


Ratios/supplemental data:
Net assets, end of period (000)...........  $20,798    $18,453   $170,406    $168,852    $140,551    $ 92,915     $68,412  $26,100
Ratios to average net assets
 (annualized):
Ratio of expenses to average
 net assets...............................     1.05%      1.18%      0.96%       0.99%       0.98%       1.02%       0.98%    0.91%

Ratio of net investment income (loss)
 to average net assets....................     1.14%      1.73%      1.97%       1.60%       1.73%       1.86%       2.69%    3.38%

Portfolio turnover rate...................       45%        91%        75%         41%         82%         78%         36%      21%

Average commission rate paid/4/...........  $0.0800    $0.0558         --          --          --          --          --       --
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses.................................     1.12%      1.22%      0.98%       1.01%       0.99%       1.02%       1.11%    1.86%

Ratio of net investment income (loss)
 to average net assets prior to waived
 fees and reimbursed expenses.............     1.07%      1.69%      1.95%       1.58%       1.72%       1.86%       2.56%    2.43%

          _________________________

          /1/ The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of the Company on September 6, 1996. In connection with the reorganization, existing Investor Shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM"). In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

          /2/ The predecessor fund commenced operations on July 2, 1990.

          /3/ Per share data are based upon average monthly shares outstanding.

          /4/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                              Plain English Equity Prospectus (Sept 22, 1997) 23

                               EQUITY VALUE FUND
                        FOR A CLASS B SHARE OUTSTANDING

                                                                                SIX MONTHS       PERIOD
                                                                                   ENDED          ENDED
                                                                                MARCH  31,      SEPT. 30,
                                                                                   1997          1996/1/
                                                                                ----------      ---------
Net asset value, beginning of period.........................................     $  10.34       $  10.00
Income from investment operations:
Net investment income (loss).................................................         0.01           0.00
Net realized and unrealized gain (loss) on investments.......................         1.57           0.34
                                                                                  --------       --------
Total from investment operations.............................................         1.58           0.34
Less distributions:
Dividends from net investment income.........................................        (0.01)          0.00
Distributions from net realized gain.........................................        (0.10)          0.00
                                                                                  --------       --------
Total from distributions.....................................................        (0.11)          0.00
                                                                                  --------       --------
Net asset value, end of period...............................................     $  11.81       $  10.34
                                                                                  ========       ========
Total return (not annualized)................................................        15.31%          3.40%
Ratios/supplemental data:
Net assets, end of period (000)..............................................     $  2,542       $      0
Ratios to average net assets (annualized):
Ratio of expenses to average net assets......................................         1.70%          0.00%
Ratio of net investment income (loss) to average net assets..................         0.34%          1.83%
Portfolio turnover...........................................................           45%            91%
Average commission rate paid/2/..............................................     $ 0.0800       $ 0.0558
Ratio of expenses to average net assets prior to waived
 fees and reimbursed expenses................................................         2.19%          0.00%
Ratio of net investment income to average net assets prior to
 waived fees and reimbursed expenses.........................................       (0.15)%          1.83%

_________________________

/1/  Class B shares of the Fund commenced operations on September 6, 1996.

/2/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                         Plain English Equity Prospectus (Sept 22, 1997) 24

Growth Fund

Portfolio Managers:  Brian Mulligan (since 10/95)
-------------------
                     Kerri Hill (since 2/97)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE
     The Growth Fund seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks.

INVESTMENT POLICIES

     We actively manage a diversified portfolio of common stock and other equities. In selecting stocks, we emphasize past and potential future dividends. We look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth, and that have historically paid above-average dividends. We especially look for common stocks that are trading at low price-to-earnings ratios, as measured against either the stock market as a whole or against the stock's own price history.

     We may also invest in the stocks of medium- to smaller-size companies that we believe have the potential to produce high levels of future earnings growth or when we believe the stock is undervalued.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 . at least 65% of our total assets in equity securities, including common and preferred stock, and securities convertible into common stocks;

 . at least 65% of our total assets in income producing securities;

 . up to 50% of our assets in smaller- and medium-sized companies, with the remainder in larger companies;

 . up to 25% of our assets in American Depository Receipts and similar instruments; and

 . up to 15% of our assets in emerging markets.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

IMPORTANT RISK FACTORS

Please see the general risks section beginning on page ____.

Smaller and medium-sized companies selected for their earnings growth potential may be more volatile than larger company stocks. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

ADDITIONAL FUND FACTS

We have a quarterly dividend policy. This Fund would not be suitable for investors requiring monthly income.

                              Plain English Equity Prospectus (Sept 22, 1997) 25

                              Plain English Equity Prospectus (Sept 22, 1997) 26

                                  GROWTH FUND
                   FOR A CLASS A SHARE OUTSTANDING

                               PERIOD        PERIOD        YEAR          YEAR         YEAR         YEAR         YEAR       PERIOD
                                ENDED        ENDED         ENDED        ENDED         ENDED        ENDED       ENDED       ENDED
                              MAR. 31,     SEPT. 30,     DEC. 31,      DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,    DEC. 31,
                               1997/5/      1996/1/        1995          1994         1993         1992       1991/2/     1990/3/
                             -----------  ------------  -----------  ------------  -----------  -----------  ----------  ----------
Net asset value, beginning
 of period................... $   17.91      $  17.26    $   14.10     $   14.75    $   13.88      $ 12.84    $  10.29    $  10.00
Income from investment
 operations:
Net investment income
 (loss)......................      0.06          0.07         0.19          0.22         0.23         0.27        0.41        0.26
Net realized and unrealized
 gain (loss) on investments..      1.34          2.00         3.87         (0.27)        0.93         1.44        2.14        0.03
                              ---------      --------    ---------     ---------    ---------      -------    --------    --------
 Total from investment
  Operations.................      1.40          2.07         4.06         (0.05)        1.16         1.71        2.55        0.29
Less Distributions:
 Dividends from net
  investment income..........     (0.06)        (0.07)       (0.19)        (0.22)       (0.23)       (0.27)       0.00        0.00
 Distributions from net
  realized gain..............     (0.05)        (1.35)       (0.71)        (0.38)       (0.06)       (0.40)       0.00        0.00
                              ---------      --------    ---------     ---------    ---------      -------    --------    --------
Total distributions..........     (0.11)        (1.42)       (0.90)        (0.60)       (0.29)       (0.67)       0.00        0.00
 Net asset value, end of
  period..................... $   19.20      $  17.91    $   17.26     $   14.10    $   14.75      $ 13.88    $  12.84    $  10.29
                              =========      ========    =========     =========    =========      =======    ========    ========
Total return (not
 annualized).................      7.86%        12.45%       28.90%        (0.29)%       8.44%       13.45%      24.77%       2.90%
Ratios/supplemental data:
Net assets, end of period.... $   283,4      $254,498    $  178,48     $ 113,525    $  112,23      $44,883    $ 10,323    $    430
 (000).......................        68                          8                          6
Ratios to average net
 assets (annualized):
 Ratio of expenses to
  average net assets.........      1.14%         1.18%        1.18%         1.11%        0.93%        0.42%       0.05%       0.00%
Ratio of net investment
 income to average net
 assets......................      0.65%         0.56%        1.23%         1.51%        1.72%        2.31%       3.50%       2.51%
Portfolio turnover...........        40%           83%         100%           71%          55%          80%         13%          0%
 Average commission rate
  paid/4/.................... $   0.0799     $ 0.0702           --            --           --           --          --          --
Ratio of expenses to
 average net assets
 prior to waived fees and
 reimbursed expenses.........       N/A          1.19%        1.21%         1.15%        1.11%        1.10%       1.16%        N/A
Ratio of net investment
 income to average net
 assets prior to waived
 fees and
 reimbursed expenses.........       N/A          0.55%        1.20%         1.47%        1.54%        1.63%       2.39%        N/A

 .............................
/1/  The Fund changed its fiscal year end from December 31 to September 30.
/2/ The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs which was reorganized into the Growth Stock Fund on January 2, 1992.
/3/  The Fund commenced operations on August 2, 1990.

                              Plain English Equity Prospectus (Sept 22, 1997) 27

/4/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
/5/  The Fund changed its fiscal year end to March 31

                              Plain English Equity Prospectus (Sept 22, 1997) 28

                                  GROWTH FUND
                        FOR A CLASS B SHARE OUTSTANDING

                                                                                           PERIOD          PERIOD           YEAR
                                                                                            ENDED           ENDED          ENDED
                                                                                           MAR. 31,       SEPT. 30,       DEC. 31,
                                                                                           1997/3/         1996/1/          1995
                                                                                         ----------      -----------     ----------
Net asset value, beginning of period...................................................    $ 12.74        $  12.29          $10.00
Income from investment operations:
Net investment income (loss)...........................................................       0.00           (0.01)           0.05
Net realized and unrealized gain (loss) on investments.................................       0.94            1.42            2.79
                                                                                           -------        --------          ------
Total from investment operations.......................................................       0.94            1.41            2.84
Less Distributions:
Dividends from net investment income...................................................       0.00            0.00           (0.05)
Distributions from net realized gain (loss)............................................      (0.04)          (0.96)          (0.50)
                                                                                           -------        --------          ------
Total from distributions...............................................................      (0.04)          (0.96)          (0.55)
Net asset value, end of period.........................................................    $ 13.64        $  12.74          $12.29
                                                                                           =======        ========          ======
Total return (not annualized)..........................................................       7.36%          11.89%          28.47%
Ratios/supplemental data:
Net assets, end of period (000)........................................................    $23,010        $ 12,832          $4,682
Ratios to average net assets (annualized):
Ratio of expenses to average net assets................................................       1.86%           1.93%           1.87%
Ratio of net investment income to average net assets...................................     (0.06)%         (0.12)%           0.43%
Portfolio turnover.....................................................................         40%             83%            100%
Average commission rate paid/2/........................................................    $0.0799        $ 0.0702             ---
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses...       1.89%           2.03%           2.21%
Ratio of net investment income to average net assets prior to waived fees and
 reimbursed expenses...................................................................     (0.09)%         (0.22)%           0.09%

_____________________________

/1/ The Fund changed its fiscal year end from December 31 to September 30.

/2/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

/3/  The Fund changed its fiscal year end to March 31

                              Plain English Equity Prospectus (Sept 22, 1997) 29

Small Cap Fund

Portfolio Managers: Jon Hickman (since 9/96)
-------------------
                    Steve Enos (since 9/96)
                    Kenneth Lee (since 6/97)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

     The Small Cap Fund seeks above-average, long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index, before fees and expenses, over a time horizon of three to five years.

INVESTMENT POLICIES

     We actively manage a diversified portfolio of the common stock of growth-oriented smaller companies. We define smaller companies as those whose market capitalizations fall within the range of the Russell 2000 Index. As of July 1997, that range was between $171.1 million and $1.1billion. This range is expected to change frequently and we may sometimes invest in companies whose market capitalizations are smaller or larger than the range. We will, however, sell the stock of companies whose market capitalization grow above $2 billion.

     We invest in the common stock of domestic and foreign companies we believe have above-average prospects for capital growth, and that are involved in new or innovative products, services and processes.


PORTFOLIO HOLDINGS

Under normal market conditions, we invest:

 . in an actively managed, broadly-diversified portfolio of growth-oriented common stocks;

 . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

 . no more than 40% of our assets in initial public offerings or recent start-ups and newer issues;

 . no more than 25% of our assets in foreign companies through American
  Depository Receipts or similar issues; and

 . up to 15% of our portfolio in emerging markets;

     We may invest in preferred stock or investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests or as a temporary defensive measure when we believe that the basic investment strategy is not in the best interest of shareholders. Generally, these defensive investments are temporary and will not exceed 35% of total assets.

IMPORTANT RISK FACTORS

Please see the general risks section beginning on page ____.

This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

 . pay low or no dividends;

 . have smaller market capitalizations;

 . have less market liquidity;

                              Plain English Equity Prospectus (Sept 22, 1997) 30

 . have no or relatively short operating histories, or are newly public companies or are initial public offerings;

 . have aggressive capital structures including high debt levels; and

 . are involved in rapidly growing or changing industries and/or new technologies.

Because we invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in higher-than-average portfolio turnover ratio, increased trading expenses, and short-term capital gains.

ADDITIONAL FUND FACTS

We have an annual dividend policy. You should not invest in the Fund if you are looking for monthly income.

                              Plain English Equity Prospectus (Sept 22, 1997) 31

                                 SMALL CAP FUND
                            FOR A SHARE OUTSTANDING

----------------------------------------------------------------------------------------------------------------------------------
                                                                               Class A        Share        Class B       Share
----------------------------------------------------------------------------------------------------------------------------------
                                                                               Period         Period       Period        Period
                                                                               Ended          Ended        Ended         Ended
                                                                               March  31,     Sept 30,     March 31,     Sept 30,
                                                                               1997           1996         1997          1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....................................     $ 22.45        $ 22.01       $ 22.46       $ 22.02
Income from investment operations:
Net investment income (loss)............................................       (0.01)          0.00         (0.04)         0.00
Net realized and unrealized gain (loss) on investments..................       (3.46)          0.44         (3.49)         0.44
                                                                             -------        -------       -------       -------
Total from investment operations........................................       (3.47)          0.44         (3.53)         0.44
Less distributions:
Dividends from net investment income....................................        0.00           0.00          0.00          0.00
Distributions from net realized gain....................................        0.00           0.00          0.00          0.00
                                                                             -------        -------       -------       -------
Total from distributions................................................        0.00           0.00          0.00          0.00
                                                                             -------        -------       -------       -------
Net asset value, end of period..........................................     $ 18.98        $ 22.45       $ 18.93       $ 22.46
                                                                             =======        =======       =======       =======
Total return (not annualized)...........................................      (15.46%)         2.00%       (15.72%)        2.00%
Ratios/supplemental data:
Net assets, end of period (000).........................................     $ 3,107        $    96       $ 1,905       $     0
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.................................        1.10%/2/       1.03%/2/      1.75%/2/      0.00%
Ratio of net investment income (loss) to average net assets.............       (0.23)%/2/     (0.59)%/2/    (0.85)%/2/     0.00%
Portfolio turnover......................................................         N/A/3/         N/A/3/        N/A/3/        N/A/3/
Average commission rate paid/4/.........................................         N/A/3/         N/A/3/        N/A/3/        N/A/3/
Ratio of expenses to average net assets prior to waived
 fees and reimbursed expenses...........................................        2.80%/2/      38.54%/2/      3.55%/2/      0.00%
Ratio of net investment income to average net assets prior to
 waived fees and reimbursed expenses....................................       (1.93%)       (38.10)%/2/    (2.65%)/2/     0.00%

_________________________

/1/  The Fund commenced operations on September 16, 1996.

/2/  Ratio includes income and expenses allocated from the Master
     Portfolio.

/3/ The portfolio turnover and average commission rates for the Small Cap Master Portfolio during the period were 10% and $0.0800, respectively.

/4/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                              Plain English Equity Prospectus (Sept 22, 1997) 32


GENERAL RISK CONSIDERATIONS

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. Some risks are common to all the Stagecoach Funds. Chief among these risks is the following:

 . Unlike bank deposits such as CD's or savings accounts, mutual funds are NOT
  INSURED BY THE FDIC.

 . We CANNOT GUARANTEE that we will meet our investment objectives.

 . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.

 . Share prices--and therefore the value of your investment--WILL INCREASE AND
  DECREASE with changes in the value of the underlying securities and other investments. This is referred to as volatility.

 . Investing in any mutual fund, including the most conservative, involves RISK, INCLUDING THE POSSIBLE LOSS OF ANY MONEY YOU INVEST.

 . No single Fund, by itself, constitutes a complete investment plan.

Some of our mutual funds invest in securities that involve particular kinds of risk.

 . Funds that invest in equities are subject to EQUITY MARKET RISK, which is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.

 . Funds that invest in debt instruments, such as notes and bonds, are subject to CREDIT RISK and INTEREST-RATE RISK. Credit risk is the chance that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

 . Funds that invest in SMALLER COMPANIES, FOREIGN COMPANIES (including investments made through American Depository Receipts and similar instruments), and in EMERGING MARKETS are subject to additional risks, including less liquidity and greater volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

We may invest a portion of our assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

We may also use certain DERIVATIVE instruments such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

                              Plain English Equity Prospectus (Sept 22, 1997) 33

What follows is a general list of the types of risks that may affect a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of investment made in a security denominated in that foreign currency.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk--The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of stock, bond or other security will reduced by market activity. This is the basic risk associated with all securities investments.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

                              Plain English Equity Prospectus (Sept 22, 1997) 34

-----------------------------------------------------------------------------------------------------------------
                                                                           A     B     D     E     G     S
                                                                           G     A     I     Q     R     M
                                                                           G     L     V     U     O     A
                                                                           R     A     E     I     W     L
                                                                           E     N     R     T     T     L
                                                                           S     C     S     Y     H
                                                                           S     E     I                 C
 This table lists some of the additional investment practices of the       I     D     F     V     &     A
 Funds, including some not disclosed in the Investment Objectives          V           I     A           P
 and Investment Policies sections of the Prospectus.  THE RISKS            E           E     L     I
 INDICATED AFTER THE DESCRIPTION OF THE PRACTICE ARE NOT THE ONLY                      D     U     N
 POTENTIAL RISKS ASSOCIATED WITH THAT PRACTICE, BUT ARE AMONG THE                            E     C
 MORE PROMINENT. Market risk is assumed for each.  See the                                         O
 Investment Objectives and Policies or the Statements of Additional                                M
 Information for limits on these practices.                                                        E
-----------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE/RISK
-----------------------------------------------------------------------------------------------------------------
 Floating and Variable Rate Debt - Instruments with interest rates
 that are adjusted either on a schedule or when an index or                x     x     x     x     x     x
 benchmark changes. Interest Rate and Credit Risk
-----------------------------------------------------------------------------------------------------------------
 Inverse Floating Debt - Instruments that have interest rates that
 reset inversely to current market rates. Interest Rate, Credit and        x     x
 Experience Risk
-----------------------------------------------------------------------------------------------------------------
 Repurchase Agreements--A transaction in which the seller of a
 security agrees to buy back a security at an agreed upon time and         x     x     x     x     x     x
 price, usually with interest. Credit Risk
-----------------------------------------------------------------------------------------------------------------
 Other Mutual Funds--The temporary investment in shares of an
 unaffiliated investment company.                                          x     x     x     x     x     x
-----------------------------------------------------------------------------------------------------------------
 Foreign Securities--Securities issued by a non-U.S. company or debt of a foreign government in the form of an American
 Depository Receipt or similar instrument. Information, Political,         x     x     x     x     x     x
 Regulatory, Diplomatic and Currency Risk.
-----------------------------------------------------------------------------------------------------------------
 Emerging Markets--Investments in companies located or operating in countries considered developing or to have "emerging" stock
 markets. Generally, these investments have the same type of risks         x     x     x     x
 as Foreign Securities but to a higher degree. Information, Political,
 Regulatory, Diplomatic and Currency Risk.
-----------------------------------------------------------------------------------------------------------------
 Options--The right or obligation to receive or deliver a security or cash payment depending on the security's price or the performance of an index or benchmark. Credit, Information and Liquidity Risk
 OPTIONS ON SPECIFIC SECURITIES                                            x     x           x           x
 OPTIONS ON A STOCK INDEX                                                                                x
 STOCK INDEX FUTURES to protect liquidity and portfolio value.                   x           x
-----------------------------------------------------------------------------------------------------------------
 Privately Issued Securities--Securities that are not publicly traded
 but which may be resold in accordance with Rule 144A of the               x     x     x     x     x     x
 Securities Act of 1933. Liquidity Risk
-----------------------------------------------------------------------------------------------------------------
 Loans of Securities--The practice of loaning securities to brokers
 dealers and financial institutions to increase return on those            x     x     x     x     x     x
 securities.  Loans may be made in accordance with existing
 investment objectives. (Loans from the Small Cap Fund may not exceed 33 1/3% of assets). Credit Risk.
-----------------------------------------------------------------------------------------------------------------
 Borrowing Policies--The ability to borrow an equivalent of 10% of
 total assets from banks for temporary purposes to meet shareholder        x     x     x     x     x     x
 redemptions. Borrowing may be secured by a pledge of up to 10%
 of the securities and investments may not be purchased if borrowing exceeds 5% of assets. Credit Risk
-----------------------------------------------------------------------------------------------------------------
 Illiquid Securities--As defined in the Glossary, illiquid securities      15    15    10    15    10    15
 are limited to the percentage indicated for each Fund.
-----------------------------------------------------------------------------------------------------------------

                              Plain English Equity Prospectus (Sept 22, 1997) 35

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

The Investment Objectives described for each Fund are fundamental and cannot be changed without approval by vote of a majority of shareholders.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statements of Additional Information for additional discussion involving risk and investment practices.

                              Plain English Equity Prospectus (Sept 22, 1997) 36

A CHOICE OF SHARE CLASSES

After choosing a Fund, your next most important choice is which share class to buy. The Funds offered in this Prospectus are available in the following share classes:

 . CLASS A SHARES - with a front-end sales charge, volume reductions and lower on-going expenses than Class B shares.

 . CLASS B SHARES - with a contingent deferred sales charge (CDSC) that diminishes over time, and higher on-going expenses.

 . CLASS C SHARES - with a 1.00% contingent deferred sales charge (CDSC) on redemptions made within one year of purchase, and higher on-going expenses.

The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest. You may also like the possibility of avoiding any contingent deferred sales charge. If so, then consider Class B shares. Please note that Class B shares convert to Class A shares after six years to avoid the continued higher on-going expenses assessed against Class B shares.

Class C shares are available for the Aggressive Growth and Small Cap Funds only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and C shares may depend on how long you intend holding Fund shares before redeeming them.

Please see the expenses listed for each Fund and the following load tables before making your decision. You should also review the "Reduced Sales Charges" and "Class B Reductions and Sales Charge Waivers" below. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SCHEDULE

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.

Class A shares listed in this Prospectus have the following charge schedule:

-------------------------------------------------------------------------------------------------------------------------------
    Amount of Purchase           Front-end Sales Charge             Front-end Sales Charge          Dealer Allowance as %
                                 as % of Public Offering              as % of Net Amount          Of Public Offering Price
                                         Price                            Invested
-------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                        5.25%                              5.54%                             4.75%
-------------------------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                       4.50%                              4.71%                             3.75%
-------------------------------------------------------------------------------------------------------------------------------
$100,000 to $249,000                     3.50%                              3.63%                             2.75%
-------------------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999                     2.50%                              2.56%                             2.00%
-------------------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999                     2.00%                              2.04%                             1.75%
-------------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                    0.00%/1/                             0.00%                             1.00%

-------------------------------------------------------------------------------------------------------------------------------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

                              Plain English Equity Prospectus (Sept 22, 1997) 37

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

CLASS B SHARE CDSC SCHEDULE

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a contingent deferred sales charge (CDSC) based on how long you have held your shares. Certain exceptions apply (see "Class B Reductions and Sales Charge Waivers"). The CDSC schedule is as follows:

Redemptions Within:    1 Year   2 Years   3 Years   4 Years   5 Years   6 Years
--------------------------------------------------------------------------------
CDSC                    5.00%     4.00%     3.00%     3.00%     2.00%     1.00%

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the B shares are converted to A shares to reduce your future on-going expenses.

                              Plain English Equity Prospectus (Sept 22, 1997) 38


REDUCED SALES CHARGES

Generally, we offer more sales charge reductions for Class A shares than for Class B and C, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

CLASS A SHARE REDUCTIONS:
 . You pay no sales charges on Fund shares you buy with REINVESTED DISTRIBUTIONS.

 . You pay a lower sales charge if you are investing an amount over a BREAKPOINT
  LEVEL. See the "Class A Share Schedule" above.

 . By signing a LETTER OF INTENT (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

 . RIGHTS OF ACCUMULATION (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

 . If you are REINVESTING THE PROCEEDS OF A STAGECOACH FUND REDEMPTION for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.

 . You may reinvest into a Stagecoach Fund with no sales charge A REQUIRED
  DISTRIBUTION from a pension, retirement, benefits, or similar plan for which Wells Fargo acts as trustee provided the distribution occurred within the last 30 days.

If you believe you should receive any of these reductions, it is up to you to ask the selling agent or the shareholder serving agent for the reduction and to provide appropriate proof of eligibility.

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

 . a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

 . a trustee or fiduciary purchasing for a single fiduciary relationship; or

 . the members of a "qualified group" which consists of a "Company" (as defined in the 1940 Act), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.


Call-out: "How a Letter of Intent Can Save You Money!" - If you plan to invest, for example, $100,000 in a Stagecoach Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 5.25% on the first $50,000, then 4.50% on the next $49,999!



CLASS B AND C SHARE CDSC REDUCTIONS:
 . You pay no CDSC on Funds shares you purchase with REINVESTED DISTRIBUTIONS.

 . We waive the CDSC for all redemptions made because of  SCHEDULED OR MANDATORY
     DISTRIBUTIONS for certain retirement plans. (See your retirement plan disclosure for details.)

                              Plain English Equity Prospectus (Sept 22, 1997) 39

 . We waive the CDSC for redemptions made in the event of the SHAREHOLDER'S DEATH
  OR FOR A DISABILITY SUFFERED AFTER PURCHASING SHARES. ("Disability" is defined by the Internal Revenue Code of 1986.)

 . We waive the CDSC for redemptions made at the COMPANY'S DIRECTION in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

WAIVERS FOR CERTAIN PARTIES:

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:
 . CURRENT AND RETIRED EMPLOYEES, directors and officers of:

     .    The Stagecoach Funds and its affiliates;

     .    Wells Fargo Bank and its affiliates;

     .    Stephens and its affiliates; and

     .    Broker-Dealers who act as Selling Agents.

 . The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom the Company has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer. (See the Statements of Additional Information for full list of applicable omnibus account types.)

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the disclosure statements governing that account. These disclosures may supersede the terms and conditions discussed here.

SPECIAL NOTICE

If you owned Class A shares of a Fund on FEBRUARY 28, 1997, and you have owned Class A shares continuously since that date, you may make additional investments into that Fund according to the following sales load schedules:



    Amount of Purchase        Front-end Sales Charge      Front-end Sales Charge         Dealer Allowance as % Of
                              as % of Offering Price        as % of Net Amount                Offering Price.
                                                                 Invested.
-----------------------------------------------------------------------------------------------------------------------
Less than $50,000                     4.50%                        4.71%                             4.00%
-----------------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                    4.00%                        4.17%                             3.55%
-----------------------------------------------------------------------------------------------------------------------
$100,000 to $249,999                  3.50%                        3.63%                            3.125%
-----------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999                  2.50%                        2.56%                             2.00%
-----------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999                  2.00%                        2.04%                             1.75%
-----------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                  0.001                         0.00%                             1.00%
-----------------------------------------------------------------------------------------------------------------------

/1/ We will charge a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year of their purchase. Charges are based on the lower of the NAV on the day of purchase or the day of redemption.

Class B shares you purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of purchase. For as long as you hold Class B shares of such a Fund, any new Class B shares of that Fund that you acquire will also be subject to a CDSC if redeemed within four years. The CDSC schedule for these shares is below:

Redemptions Within:    1 Year   2 Years   3 Years   4 Years   5 Years   6 Years
--------------------------------------------------------------------------------
CDSC                    3.00%     2.00%     1.00%     1.00%     0.00%     0.00%

                             Plan English Equity Prospectus (October 8, 1997) 40

The above schedules do not apply for shares of another Fund purchased after February 28, 1997. If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional purchases of the newly purchased Fund will age at the higher CDSC schedule.

                             Plan English Equity Prospectus (October 8, 1997) 41

YOUR ACCOUNT

This section tells you how to open an account and how to buy, sell or exchange shares once your account is open.

You can buy Fund shares:

 .    By opening an account directly with the fund (simply complete and return A
     Stagecoach Funds application with proper payment);
 .    Through a brokerage account with an approved selling agent; or
 .    Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:

 .    $1,000.00 per Fund minimum initial investment, or
 .    $100.00 per Fund minimum initial investment if you use the AutoSaver option.
 .    $100.00 per Fund for all investments after your first.
 .    We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.

Important Information:

 .    Read this prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statements of Additional Information. Copies are available free of charge from your financial consultant or by calling 1-800 222-8222.
 .    We process requests to buy or sell shares at 1:00 PM Pacific Time on every business day. Any request we receive in proper form before 1:00 PM PT is processed the same business day. Requests we receive after 1:00 PM PT are processed at 1:00 PM PT the next business day.
 .    It is the nature of a mutual fund investment that the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.
 .    We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day as of the close of the New York Stock Exchange. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statements of Additional Information for further disclosure.
 .    You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Investor Services (1 800-222-8222) if you are investing directly with the Company, or speak to your selling agent if you are buying shares through a brokerage account.
 .    Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.

HOW TO BUY SHARES - Lay out note: Converted into table

The following section explains how you can buy shares directly from the Company. For Funds held through brokerage and other types of accounts, please consult your selling agent.

By Mail:

If you are buying shares for the first time:
 .    Complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
 .    Enclose a check for at least $1,000.00 made out in the full name and share class of the Fund. For example, "Stagecoach Strategic Growth Fund, Class
     B".
 .    You may start your account with $100.00 if you elect the AutoSaver option on the application.

                             Plan English Equity Prospectus (October 8, 1997) 42

If you are buying additional shares:
 .    Make a check payable to the full name and share class of your Fund for at least $100.00. Be sure to write your account number on the check as well.
 .    Enclose the payment stub/card from your statement if available.

In Table on left: Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-9201.

By Wire:

Initial Purchase:
 .    If you do not currently have an account, complete a Stagecoach Funds application. You must wire at least $1000.00. Be sure to indicate the Fund name and the share class into which you intend to invest.
 .    Mail the completed application to: Stagecoach Funds, P.O. Box 7066, San
     Francisco, CA 94120-9201.
 .    You may also fax the completed application (with original to follow) to: 1-
     415-546-0280.

Subsequent Purchases:
 .    Instruct your wiring bank to transmit at least $100.00 according to the instructions given to the left. Be sure to have the wiring bank include your current account number and the name your account is registered in:

In Table on left:
          Wells Fargo Bank, N.A.
          San Francisco California
          Bank Routing Number 121000248
          Wire Purchase Account Number: 4068-000587
          Attention: Stagecoach Funds (Name of Fund and Share Class) Account Name: (Registration Name Indicated on Application)

By Phone:

If you are buying shares for the first time:
 .    You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Account.
 .    Call Investor Services and instruct the representative to either:
          .    transfer at least $1,000.00 from a linked settlement account, or
          .    exchange at least $1,000.00 worth of shares from an existing
               Stagecoach Fund. Please see "EXCHANGES" for special rules.

If you are buying additional shares:
 .    Call Investor Services and instruct the representative to either:
          .    transfer at least $100.00 from a linked settlement account, or
          .    exchange at least $100.00 worth of shares from another Stagecoach
               Fund.

In Table on left: 1 800-222-8222

We will process all requests to buy shares at the first NAV calculated after the request and proper payment are received.

SELLING SHARES - Lay out note: converted into tables

The following section explains how you can sell shares by mail or by telephone held directly by the Company. For Funds held through brokerage and other types of accounts, please consult your selling agent.

By Mail:

                             Plan English Equity Prospectus (October 8, 1997) 43

 .    Write a letter stating your account registration, your account number, the
     Fund you wish to redeem and the dollar amount ($100.00 or more) of the redemption you wish to receive (or write "Full Redemption").
 .    Make sure all the account owners sign the request.
 .    You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire ($5000.00 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
 .    Signature Guarantees are required for mailed redemption requests over
     $5000.00. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

Mail to: Stagecoach Funds, PO Box 7066, San Francisco, CA 94120-9201.

By Phone:
 .    Call Investor Services to request a redemption of at least $100.00. Be prepared to provide your account number and Taxpayer Identification Number.
 .    Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
 .    You may request that redemption proceeds be sent to you by check, by transfer into a ACH-linked bank account, or by wire ($5000.00 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
 .    Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.
 .    Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account.

Call: 1-800-222-8222

General Notes for Selling Shares:
 .    We will process redemption requests we receive in proper form before 1:00
     P.M. Pacific Time at the NAV determined on the same business day.
 .    We determine the NAV each day as of the close of the New York Stock
     Exchange.
 .    Your redemptions of Class B and Class C shares, and Class A shares where applicable, are net of any applicable CDSC.
 .    If you purchased shares through a packaged investment product or retirement plan, read the disclosure governing selling shares provided by the product or plan. There maybe special requirements that supercede the disclosures in this Prospectus.
 .    We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions may also be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions may also be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
 .    Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

                             Plan English Equity Prospectus (October 8, 1997) 44

EXCHANGES

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 .    You will need to read the Prospectus for the Fund into which you wish to exchange.
 .    Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.
 .    If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).
 .    If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.
 .    Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.
 .    If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform the Company that you have already paid the higher load.
 .    Exchanges between Class B shares, between Class C shares or between either
     Class B or Class C shares and a Stagecoach Money Market Fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.
 .    Exchanges from any share Class to a Money Market Fund can only be re-
     exchanged for the original share Class.
 .    In order to discourage market timing and excessive transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.
 .    You may make exchanges between like share Classes, or between A, B or C share Classes and a Money Market Fund. You may not make exchanges between Class A shares of a non-Money Market Fund and Class B or Class C shares

                            Plain English Equity Prospectus (October 8, 1997) 45

ADDITIONAL SERVICES AND POLICIES

AUTOMATIC PROGRAMS:

These programs help you conveniently purchase or redeem shares each month:
 .    AUTOSAVER PLAN - you need only specify an amount of at least $100.00 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20/th/ of each month if you have not specified a day. Please call Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.
 .    SYSTEMATIC WITHDRAWAL PROGRAM - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100.00 on or about the 5th business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you :
     .    must have a Fund account valued at $10,000.00 or more;
     .    must have distributions reinvested; and
     .    may not simultaneously participate in an AutoSaver Plan.

It generally takes about 10 days to set up either plan once we have received your instructions. We automatically cancel your program if the linked account you specified is closed.

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

You may choose to do any of the following:
 .    AUTOMATIC REINVESTMENT OPTION - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.
 .    FUND PURCHASE PLAN - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a Money Market Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.
 .    AUTOMATIC CLEARING HOUSE OPTION - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the
     ACH system. If your specified bank account is closed, we will reinvest your distributions.
 .    CHECK PAYMENT OPTION - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible .

Call Out - "Two Things to Keep In Mind About Distributions" - Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.

TAXES

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of dividend income from their taxable income.

Long-term capital gains earned by a Fund will be passed on to you as capital gains and will be taxable to you as long-term capital gains. In general, distributions are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31.

                             Plan English Equity Prospectus (October 8, 1997) 46

Your redemptions will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents may also be subject to tax withholding.

Additional details about the tax consequences of investing are available to you in the Statements of Additional Information. The discussion of taxes is only a summary based on laws in effect as of the date of this Prospectus and is not a substitute for careful tax planning.

SPECIAL NOTICES:

SHARE CLASS: This prospectus contains information about Class A and Class B shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in the Funds.

CONVERSION OF CLASS B SHARES - We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going 12b-1 fees assessed Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the same Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.

MINIMUM ACCOUNT VALUE - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000.00 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

STATEMENTS - We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

DEALER CONCESSIONS AND 12B-1 FEES - Stephens Inc. as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the Dealer Allowance to the selling agent, if any. Stephens also compensates selling agents for the sale of Class B shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A and Class B shares of the same Fund. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally split among the Funds. Funds with higher assets levels pay a higher proportion of these costs.

STATEMENTS OF ADDITIONAL INFORMATION- Additional information about some of the topics discussed in this Prospectus as well as details about return calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1 800-222-8222.

GLASS-STEAGALL ACT - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statements of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

VOTING RIGHTS--All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A Fund's shareholder of record is

                             Plan English Equity Prospectus (October 8, 1997) 47

entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the SAI.

                             Plan English Equity Prospectus (October 8, 1997) 48

ORGANIZATION AND MANAGEMENT OF THE FUNDS

A number of different companies and divisions perform the various tasks that are required for a mutual fund company. This section shows how the Funds are organized, who performs which of the various roles and what compensation they receive. Further information is available in the Statement of Additional Information for each Fund.

ABOUT STAGECOACH

Each Fund is one of 31 of the Stagecoach Funds. Inc. Stagecoach was organized on September 9, 1991 as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. Some of these service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies or considering, where applicable, matters affecting a Master Portfolio.


                                 SHAREHOLDERS


                         FINANCIAL SERVICES FIRMS AND
                             THEIR REPRESENTATIVES

                        Advise current and prospective
                     shareholders on their Fund investments

DISTRIBUTOR               ADMINISTRATOR            TRANSFER and               SHAREHOLDER
& CO-ADMINISTRATOR                                 DIVIDEND DISBURSING        SERVICING
                                                   AGENTS                     AGENTS
Stephens Inc.             Wells Fargo Bank         Wells Fargo Bank           Various Agents
111 Center St.            525 Market St.           525 Market St.
Little Rock, AR           San Francisco, CA        San Francisco, CA

Markets the Funds,        Manages the Funds'       Maintains records of       Provide services to
distributes shares,       business activities      shares and supervises      customers
and manages the Funds'                             the paying of dividends
business activities

          INVESTMENT ADVISOR                             CUSTODIAN
          Wells Fargo Bank                               Wells Fargo Bank
          525 Market St.                                 525 Market St.
          San Francisco, CA                              San Francisco, CA

          Manage the Funds' investment                   Provides safekeeping for
          activities                                     the Funds' assets

                              BOARD OF DIRECTORS

                       Supervises the Funds' activities

                             Plan English Equity Prospectus (October 8, 1997) 49

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information for each fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

THE INVESTMENT ADVISOR

Wells Fargo Bank is the advisor for each of the Funds.   Wells Fargo Bank,
founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells & Fargo and Co., a national bank holding company. As of August 1, 1997 Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo the following for advisory services for the fiscal period ended March 31, 1997:

Strategic Growth Fund*        .34%

Balanced Fund                 .60%

Diversified Income Fund       .50%

Equity Value Fund             .59%

Growth Fund               .50%

Small Cap Fund*               .60%

*Prior to December 15, 1997, the Strategic Growth Fund and the Small Cap Fund each invested all of its assets in a master portfolio with the same investment objective. The management fee shown was charged and paid by the master portfolio.

THE ADMINISTRATOR

Wells Fargo Bank is the administrator of the Funds. Wells Fargo is paid .04% for these services.

THE DISTRIBUTOR AND CO-ADMINISTRATOR

Stephens Inc. is the Funds' distributor and co-administrator.  Stephens receives
 .02% for its role as co-administrator. Stephens also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.

SHAREHOLDER SERVICING PLAN

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services we pay as follows:

                         CLASS A        CLASS B

Strategic Growth Fund    .25%           .25%

Balanced Fund            .25%           .25%

                             Plan English Equity Prospectus (October 8, 1997) 50

Diversified Income Fund  .30%           .30%

Equity Value Fund        .25%           .25%

Growth Fund          .30%           .30%

Small Cap Fund           .25%           .25%

DISTRIBUTION PLAN

We have adopted distribution plans for each class of the Funds. For the Class A shares of the Diversified Income and Growth & Income Funds, these plans are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For Class A shares of the Aggressive Growth, the Balanced, Equity Value and Small Cap Fund, and the Class B shares of each fund, these plans are used to pay for distribution-related services. The fees paid under these plans are as follows:

                         CLASS A        CLASS B

Strategic Growth Fund    .10%           .75%

Balanced Fund            .10%           .75%

Diversified Income Fund  .05%           .70%

Equity Value Fund        .10%           .75%

Growth Fund          .05%           .70%

Small Cap Fund            .10%          .75%

                            Plain English Equity Prospectus (October 8, 1997) 51

PORTFOLIO MANAGERS - The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statements of Additional Information.


JON R. HICKMAN
MANAGING DIRECTOR OF AGGRESSIVE EQUITY
Member of Wells Fargo Equity Strategy Committee
Over 16 years of experience, he has been with Wells Fargo since 1986.

STEVE ENOS, CFA, PORTFOLIO MANAGER
Member of the Wells Fargo Growth Stock Team, Security Analysts of San Francisco With Wells Fargo since 1993 after working for Dolan Capital Management from 1991 to 1993.

TAMRYA D. THOMAS, CFA
MANAGING DIRECTOR AND CHIEF FIXED INCOME OFFICER
Chief Fixed Income Strategies and Chair of the Fixed Income Policy Committee. With Wells Fargo since 1988.

BRIAN MULLIGAN, CFA
Vice-President and Manager of San Francisco Investment Office
With Wells Fargo since 1986.


KENNETH LEE,
With Wells Fargo since 1993. Was with Wells Fargo Nikko and Dean Witter prior to 1993


CHRIS GREEN
Joined Wells Fargo in 1997. Worked for Hambrecht & Quist from 1994 -97 and for GB Capital Management for two years prior to that. Worked for Wood Island Associates prior to GB Capital.


KELLI HILL
With Wells Fargo since 1987

REX WARDLAW, CFA
With Wells Fargo since 1986


ALLEN WISNIEWSKI, CFA,  SENIOR PORTFOLIO MANAGER
Member of Los Angeles Society of Financial Analysts.
With Wells Fargo since 1987.

                             Plan English Equity Prospectus (October 8, 1997) 52

GLOSSARY

ACH--Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

American Depository Receipts -Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning equity in foreign companies

Business Day - Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth - The increase in the value of a share. See also "total return".

Capitalization - When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by their price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization".

Capital Structure--Refers to how a company has raised money to operate. Can include borrowing or selling stock.

Convertible Debt Securities-Bonds or notes that are exchangeable for common stock at a set price on a set date or at the election of the holder.

Current Income--Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives- Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions - Dividends and/or capital gains paid by a Fund on its shares.

Diversified--A diversified fund, as defined by the Investment Company Act, is one that has a policy of investing in cash, Government securities and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Denominated--Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration--A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets - Markets associated with a country that is considered by the International Finance Corporation to have an "emerging" stock market.

FDIC- The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. FDIC insurance does not apply to mutual funds.

Illiquid Security--A security which can not be easily sold, or can not be sold without negatively affecting the price.

Investment Grade - A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

                             Plan English Equity Prospectus (October 8, 1997) 53


Initial public offering- The first time a company's stock is offered for sale to the public.

Liquidity -The ability to quickly sell a security without affecting the price.

Market Timing - The belief that by guessing correctly, an investor can profit by selling out of the market when prices are high and buying when prices are low.

Moody's - One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO) - A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV) - The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Non-Diversified--Any fund that does not have a policy as described under "diversified" in this glossary.

Options - An option is the right to buy or sell a security based on an agreed upon price for an agreed upon time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP) - the NAV with the sales load added.

Price-to-earnings ratio - The ratio between a stock's price and its historical, current or anticipated earnings. Low P/E ratios typically indicate a high yield. High P/E ratios are a characteristic of growth stocks which generally have low current yields.

Repurchase Agreement - an agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index - An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

Selling Agent - a person who has an agreement with the Fund's distributor that allows them to sell Fund shares.

Senior Securities - a security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stock holder does in the event of a company's liquidation.

Shareholder Servicing Agent - anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee- A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P- One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information - A document that supplements and continues the disclosures made in the prospectus.

                             Plan English Equity Prospectus (October 8, 1997) 54

Taxpayer Identification Number - Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total return - The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio - The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued - Describes a stock that is believed to be worth more than its current selling price.

U.S. Government obligations--Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Value Strategy - A type of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its true value.

Warrants - The right to buy a stock at a set price for a set time.

                             Plan English Equity Prospectus (October 8, 1997) 55

[Back cover]

You may wish to review the following documents:

Statement of Additional Information--supplements and continues the disclosures made by this Prospectus.

Annual/Semi-Annual Report--provides certain financial information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of charge by calling 1-800-222-8222 or from Stagecoach Funds
PO Box 7066
San Francisco, CA 94120-7066

                            STAGECOACH FUNDS, INC.
                            ----------------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A                  Prospectus Captions
------                  -------------------

1                       Cover Page
2                       Summary of Fund Expenses
3                       How To Read the Financial Highlights
                        Summary of Fund Expenses
4                       Summary Information
                        General Risk Considerations
                        Fundamental and Non-Fundamental Investement Policies
                        Organization and Management of the Funds
5                       Summary of Fund Expenses
6                       Organization and Management of the Funds
                        A Choice of Share Classes
                        Additional Services and Policies
7                       A Choice of Share Classes
                        Reduced Sales Charges
                        Your Account
                        Additional Services and Policies
8                       A Choice of Share Classes
                        Reduced Sales Charges
                        Your Account
                        Additional Services and Policies
9                       Not Applicable

Part B                  Statement of Additional Information Captions
------                  --------------------------------------------


10                      Cover Page
11                      Table of Contents
12                      General
13                      Investment Restrictions
                        Additional Permitted Investment Activities
                        Risk Factors
                        SAI Appendix
14                      Management
15                      Management
16                      Management
                        Distribution Plans
                        Servicing Plans and Agreements
                        Fund Expenses
                        Independent Auditors
17                      Portfolio Transactions
18                      Capital Stock; Other
19                      Determination of Net Asset Value
                        Additional Purchase and Redemption Information
20                      Federal Income Taxes

21                      Management of the Company
22                      Performance Calculations
23                      Financial Information

Part C                  Other Information
------                  -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                       Income Funds Prospectus/Plain English (October 9, 1997)-1

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                      STAGECOACH
                                                         INCOME FUNDS PROSPECTUS

                                                          Intermediate Bond Fund

                                                          Short-Term Government-
                                                           Corporate Income Fund

                                                         Short-Intermediate U.S.
                                                          Government Income Fund

                                                     U.S. Government Income Fund

                                                   Variable Rate Government Fund

                                                    Class A, Class B and Class C

                                                               DECEMBER 15, 1997

                                            Investment Advisor and Administrator
                                                                Wells Fargo Bank

                                                Distributor and Co-Administrator
                                                                   Stephens Inc.

                       Income Funds Prospectus/Plain English (October 9, 1997)-2

                             For Your Information

What is a prospectus? - A prospectus provides you with the information you need in order to make an informed investment decision. It states how a Fund operates and invests its assets.

What is different about this Prospectus? - We have rewritten our Prospectus in "Plain English" to make it easier to read and understand. We have also grouped some of the most important Fund information together.

How is the Fund information organized? - After important summary information and the expense fee table, each Fund's investment objectives and financial highlights are presented. The icons below tell you where various types of information can be found.

What else do I need to understand these Funds? Each Fund has a "Statement of Additional Information" that continues and supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies without charge by calling 1 800-222-8222.

(icon)Investment Objectives and Policies: What is the Fund trying to achieve? How do we intend to invest your money? What makes it different from the other Funds offered in this Prospectus? Look for the check-mark icon to find out.

(icon)Portfolio Holdings: A quick summary of a Fund's key permitted investments and practices.

(icon)Important Risk Factors: What are some of the key risk factors particular to this Fund? Use this information together with the "General Risk Considerations" on page ___ when considering whether this Fund is right for you.

(icon)Additional Fund Facts: Provides additional key information for each Fund.

                       Income Funds Prospectus/Plain English (October 9, 1997)-3

SUMMARY INFORMATION

Summary of Stagecoach Income Funds: The Funds described in this Prospectus invest primarily in debt securities and seek to distribute monthly income and varying degrees of principal stability. Each Fund is an open-end management investment company

Should you consider investing? Yes, if:
 .  you are looking to add an income investment to your portfolio;
 .  you are looking for monthly income;
 .  you are looking for more stability of principal than equity funds typically provide;
 . you are willing to accept the risks of income investing, including the risk that share prices may fluctuate.

You should not invest if:
 .  you are looking for FDIC coverage or guaranteed rates of return;
 . you are unwilling to accept that you may lose money on your investment; . you are unwilling to accept the risks involved in the bond market; or . you are looking for returns characteristic of equity investments.

Key Information:

Dividends: We will pay dividends, if any, monthly.

Who are "We"?: In this Prospectus, "We" means the Stagecoach Funds and includes functions such as Investment Advisor that we may have hired others to perform. "Organization and Management of The Funds" in this Prospectus and the Statements of Additional Information provide details on the various roles and who performs them.

Who are "You"?: In this Prospectus, "You" means the shareholder.

Key terms: "Debt securities" is used in this Prospectus to refer to a broad variety of fixed-income and variable-rate securities including bonds, bills, notes, mortgage-backed securities. "Instruments" is used to describe a negotiable contract or promise to pay money, such as a Certificate of Deposit or a Banker's Acceptance. The "Portfolio Holdings" and "Additional Practices" table will describe the particular instruments and securities used for each Fund.

Italics: Throughout this Prospectus, words will appear in italicized print. This means that the word is defined in the Glossary beginning on page ___.

                       Income Funds Prospectus/Plain English (October 9, 1997)-4

HOW TO READ THE FINANCIAL HIGHLIGHTS

After each Fund's Investment Objective and Investment Policies, charts are provided showing important financial information derived from the Funds' Financial Highlights for the fiscal period ended March 31, 1997 for the U.S. Government Income, Intermediate Bond and Short-Intermediate U.S. Government Income Funds, and for the fiscal period ended December 31, 1996 (and the unaudited six-month period ended June 30, 1997) for the Short-Term Government Corporate and Variable Rate Government. The statements were audited by KPMG Peat Marwick LLP. Other auditors audited statements for the Intermediate Bond Fund for periods prior to October 1, 1995 and for the Growth and Income Fund prior to January 1, 1992. Here is an explanation of some terms that will help you interpret these charts.

NET ASSET VALUE (NAV)--The value of one share of a class of a Fund, excluding any sales charge. See the Glossary for a fuller definition.

NET INVESTMENT INCOME--When we receive dividend or interest payments from an investment or earn trading profits, we deduct management fees, administrative and other expenses and then record the result as net investment income. The number in the financial highlights is the net investment income of a class divided by the average number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends From Net Investment Income."

NET REALIZED AND UNREALIZED CAPITAL GAINS--We buy and sell investments frequently. The profit on an investment sold for more than its purchase price is a realized capital gain while any loss is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The number in this category is the total gains or losses of a class divided by the average number of outstanding fund shares for that class. The amount of capital gain or loss per share that was passed on to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

NET ASSETS--The value of the investments in a Fund's portfolio that are attributable to a particular class of the Fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS--This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administrative and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS--This ratio is the result of dividing net investment income (or loss) by average net assets.

PORTFOLIO TURNOVER--Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

AVERAGE COMMISSION RATE PAID--The average brokerage commission paid by a Fund when it buys or sells shares of securities. The rate is expressed on a per share basis and the amount paid may vary depending upon trading practices or other conditions.

TOTAL RETURN--The annual return on an investment that includes any appreciation or decline in value and all dividends and interest.

                       Income Funds Prospectus/Plain English (October 9, 1997)-5

                           SUMMARY OF FUND EXPENSES
                                CLASS A SHARES


The purpose of the Summary of Expenses is to help you understand the various costs and expenses that a shareholder in a Fund will pay directly or indirectly. These tables do not reflect any charges that may be imposed by Wells Fargo bank or another institution in connection with an investment in a Fund. Long-term shareholders of the Funds that asses 12b1 fees could pay more than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc.


                       SHAREHOLDER TRANSACTION EXPENSES

                                                                                                                     SHORT-
                                                                                                                  INTERMEDIATE
                                                                                                                      U.S.
                                U.S. GOVERNMENT          SHORT-TERM           VARIABLE RATE      INTERMEDIATE       GOVERNMENT
                                    INCOME              GOVERNMENT               GOVERNMENT
                                                        -CORPORATE
                                     FUND                   FUND                   FUN             BOND FUND        INCOME FUND
                                     ----                   ----                   ---             ---------        -----------
Maximum Sales Charge
 Imposed on Purchases (as a
 percentage of offering
 price).......................       4.50%                  3.00%                  3.00%                4.50%              3.00%
Maximum Sales Charge on              None                   None                   None                 None               None
Reinvested Distributions......
Maximum Sales Charge on
Redemptions...................       None                   None                   None                 None               None
Exchange Fees.................       None                   None                   None                 None               None

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                                   SHORT-
                                                                                                               INTERMEDIATE
                                                                                                                    U.S.
                              U.S. GOVERNMENT      SHORT-TERM       VARIABLE RATE        INTERMEDIATE             GOVERNMENT
                                  INCOME         GOVERNMENT           GOVERNMENT
                                                  -CORPORATE
                                   FUND               FUND               FUND              BOND FUND             INCOME FUND
                                   ----               ----               ----              ---------             -----------
Management Fee (after               0.50%             0.00%              0.40%               0.40%                  0.50%
 waivers or
 reimbursements)/1/...........
Rule 12b-1 Fee................      0.05%             0.25%              0.25%               0.05%                  0.05%
Other Expenses (after               0.27%             0.15%              0.13%               0.35%                  0.16%
 waivers or                         ----              -----              -----               -----                  ----
 reimbursements)/2/...........
TOTAL FUND OPERATING
 EXPENSES (after waivers
 or reimbursements)/3/........      0.82%             0.40%              0.78%               0.80%                  0.71%
                                    ====              =====              =====               =====                  ====

_________________________

/1/ Management Fees (before waivers or reimbursements) for Class A shares of the Intermediate Bond Fund would be payable at the maximum annual rate of 0.50%.
/2/ Other Expenses (before waivers or reimbursements) would be 0.64%, 0.59% and 0.69%, respectively.
/3/ Total Fund Operating Expenses (before waivers or reimbursements) would be 1.19%, 1.14% and 1.24%, respectively.

EXAMPLE OF EXPENSES
                                                     1 YEAR            3 YEARS             5 YEARS                10 YEARS
                                                     ------            -------             -------                ---------
You would pay the following expenses on a
$1,000 investment in Class A shares of the
Funds, assuming a 5% annual return and
redemption at the end of each time period
indicated:

Short-Term Government-Corporate Fund                  $  34              $  42               $  52                     $  79
Variable Rate Government Fund                         $  38              $  54               $  72                     $ 124
    U.S. Government Income Fund.................      $  53              $  70               $  88                     $ 142
    Intermediate Bond Fund......................      $  53              $  69               $  87                     $ 140
    Short-Intermediate U.S.
    Government Income Fund......................      $  37              $  52               $  68                     $ 116

                      Income Funds Prospectus/Plain English (October 9, 1997)-6

                            SUMMARY OF FUND EXPENSES
                                 CLASS B SHARES

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                                         U.S.           Intermediate
                                                                                       Government
                                                                                         Income
                                                                                         Fund             Bond Fund
                                                                                     ------------      --------------
Maximum Sales Charge Imposed on Purchases (as
  a percentage of offering price)..............................................          None             None
Maximum Sales Charge on Reinvested
  Dividends....................................................................          None             None
Maximum Sales Charge on Redemptions............................................          5.00%            5.00%
Exchange Fees..................................................................          None             None

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                       U.S.             Intermediate
                                                                                     Government
                                                                                      Income
                                                                                       Fund              Bond Fund
                                                                                   --------------      --------------
Management Fee (before waivers or
  reimbursements)/1/...........................................................       0.50%              0.40%
Rule 12b-1 Fee.................................................................       0.70%              0.75%
Other Expenses (after waivers or
  reimbursements)/2/...........................................................       0.27%              0.35%
                                                                                      ----               ----
TOTAL FUND OPERATING EXPENSES (after waivers
  or reimbursements)/3/........................................................       1.47%              1.50%

________________

/1/  Management Fee (before waivers or reimbursements) for the Intermediate Bond
      Fund would be payable at a maximum annual rate of 0.50%.
/2/  Other Expenses (before waivers or reimbursements) would be 0.73% and 0.59%, respectively.
/3/  Total Fund Operating Expenses (before waivers or reimbursements) would be
       1.93% and 1.84%, respectively.

EXAMPLE OF EXPENSES

                                                      1 Year           3 Years          5 Years         10 Years
                                                      ------           -------          -------         --------
You would pay the following expenses on a
$1,000 investment in Class B shares of the
Funds, assuming a 5% annual return and
redemption at the end of each time period
indicated:


    U.S. Government Income Fund.................       $65              $76             $100             $142
    Intermediate Bond Fund......................       $65              $77             $102             $143

You would pay the following expenses on a $1,000 investment in Class B shares of the following Funds, assuming a 5% annual return and no redemption:

    U.S. Government Income Fund.................       $15              $46             $ 80             $142
    Intermediate Bond Fund......................       $15              $47             $ 82             $143

                      Income Funds Prospectus/Plain English (October 9, 1997)-7

                            Summary of Fund Expenses
                                 CLASS C SHARES

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                         VARIABLE RATE            U.S. GOVERNMENT
                                                                         -------------            ---------------
                                                                        GOVERNMENT FUND            INCOME FUND
                                                                        ---------------            -----------
Maximum Sales Charge Imposed on Purchases (as a
percentage of offering price)....................................            None                      None
Maximum Sales Charge on Reinvested Distributions.................            None                      None
Maximum Sales Charge on Redemptions:
   During Year 1.................................................            1.00%                     1.00%
   After Year 1..................................................            None                      None
Redemption Fees..................................................            None                      None
Exchange Fees....................................................            None                      None

                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

                                                                         VARIABLE RATE          U.S GOVERNMENT INCOME
                                                                         -------------          ---------------------
                                                                        GOVERNMENT FUND            CORPORATE FUND
                                                                        ---------------            --------------
Management Fee (after waivers or reimbursements)/1/..............            0.40%                    0.50%
Rule 12b-1 Fee/2/................................................            0.50%                    0.50%
Other Expenses (after waivers or reimbursements)/3/..............            0.38%                    0.58%
                                                                             ----                     ----
TOTAL FUND OPERATING EXPENSES (after
waivers or reimbursements)/4/....................................            1.28%                    1.58%
                                                                             ====                     ====

_________________________

/1/  Management Fees (before waivers or reimbursements) would be 0.50%.
/2/ Class A shares are subject to either a 0.25% 12b-1 Fee or a 0.25% Administrative Servicing Fee. In no case will shareholders be assessed both 12b-1 and Administrative Servicing Fees and Total Fund Operating Expenses will not be greater than the amount shown above because of the combination of such fees. See "Distribution Plans" and "Administrative Servicing Plan".
/3/ Other Expenses (before waivers or reimbursements) would be 0.23% for Class A and 0.67% for Class C.
/4/ Total Fund Operating Expenses (before waivers or reimbursements) would be 0.98% for Class A and 1.67% for Class C.


EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment in the Fund's Class C shares, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated:

                                                      1 Year           3 Years          5 Years         10 Years
                                                      ------           -------          -------         --------
Variable Rate Government Fund                           $13              $41              $70             $155
U.S. Government Income                                  $26              $50              $86             $188

You would pay the following expenses on a $1,000 investment in the Fund's Class C shares, assuming a 5% annual return and no redemption:

                                                      1 Year           3 Years          5 Years         10 Years
                                                      ------           -------          -------         --------
Variable Rate Government Fund                           $13              $41              $70             $155
U.S. Government Income Fund                             $16              $50              $86             $188

                       Income FUNDS Prospectus/Plain English (October 9, 1997)-8

U.S. Government Income Fund

Portfolio Managers:   Tamyra Thomas (since 7/96)
-------------------
                      Paul Single (since 5/95)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

          The U.S. Government Income Fund seeks a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by GNMA, FNMA and FHLMC.

INVESTMENT POLICIES

          We actively manage a diversified portfolio of U.S. Government mortgage pass-through securities (including those issued by GNMA, FNMA and FHLMC), U.S. Treasury securities and repurchase agreements.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 . at least 65% of our total assets in mortgage pass-through securities; and . in Treasury securities and repurchase agreements collateralized by U.S.
   Government obligations.
          We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

RISK FACTORS

For general information on risk, please see page ___.

The United States Government guarantees the timely payment of interest and principal of GNMA and Treasury securities with its full faith and credit. FNMA and FHLMC securities, however, are guaranteed by the issuing agencies and not by the U.S. Government. There is no guarantee that the U.S. Government will support FNMA and FHLMC securities if they are unable to meet their obligations. The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund. Mortgage-backed securities are subject to the risk that homeowners may refinance existing mortgages to take advantage of lower rates. Such "prepayments" result in an early return of principal that is then reinvested at what is likely to be a lower yield.

ADDITIONAL FUND FACTS

Mortgage pass-through securities are residential home mortgages bundled together and sold as a single security. Mortgage payments are "passed through" the issuing agency to the security's holder as interest and principal payments. GNMA securities are commonly known as "Ginnie Maes," FNMA as "Fannie Maes" and FHLMC as "Freddie Mac".

                       Income Funds Prospectus/Plain English (October 9, 1997)-9

                          U.S. GOVERNMENT INCOME FUND
                        FOR A CLASS A SHARE OUTSTANDING

                                                      Period      Period      Year       Year       Year       Year      Period
                                                       Ended      Ended       Ended      Ended      Ended      Ended      Ended
                                                     Mar. 31,   Sept. 30,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                                       1997/1/   1996/1/     1995       1994       1993       1992       1991/2/
                                                     ---------  ----------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of
  period...........................................  $  10.63    $  11.15   $  10.18   $  11.31   $  11.34   $  11.42   $  10.00
Income from investment
  operations:
Net investment income (loss).......................      0.38        0.55       0.76       0.77       0.83       0.83       0.83
Net realized and unrealized gain
  (loss) on investments............................     (0.11)      (0.52)      0.97      (1.13)     (0.03)     (0.08)      0.59
                                                     --------    --------   --------   --------   --------   --------     ------
Total from investment
  operations.......................................      0.27        0.03       1.73      (0.36)      0.80       0.75       1.42
Less distributions:
Dividends from net investment
  income...........................................     (0.31)      (0.55)     (0.76)     (0.77)     (0.83)     (0.83)      0.00
Distributions from net realized
  gain.............................................      0.00        0.00       0.00       0.00       0.00       0.00       0.00
                                                     --------    --------   --------   --------   --------   --------     ------
Tax Return of Captial                                   (0.06)
Total from distributions...........................     (0.37)      (0.55)     (0.76)     (0.77)     (0.83)     (0.83)      0.00
Net asset value, end of period.....................  $  10.53    $  10.63   $  11.15   $  10.18   $  11.31   $  11.34   $  11.42
                                                     ========    ========   ========   ========   ========   ========     ======
Total return (not
  annualized)......................................      2.50%       0.36%     17.53%     (3.23)%     7.19%      6.86%     14.30%
Ratios/supplemental data:
Net assets, end of period
  (000)............................................  $132,459    $147,712   $166,157   $171,288   $303,530   $184,692   $  4,870
Ratios to average net assets
  (annualized):
Ratio of expenses to average net
  assets...........................................      0.82%       0.83%      0.82%      0.73%      0.46%      0.46%      1.04%
Ratio of net investment income to
  average net assets...............................      6.99%       6.85%      7.09%      7.20%      7.19%      7.93%      7.66%
Portfolio turnover.................................        72%        183%       118%        69%       121%        73%       241%
Ratio of expenses to average
  net assets prior to waived fees
  and reimbursed expenses..........................      1.22%       1.19%      1.15%      1.07%      1.02%      1.26%      1.05%
Ratio of net investment income
  to average net assets prior to
  waived fees and reimbursed
  expenses.........................................      6.59%       6.49%      6.76%      6.86%      6.63%      7.13%      7.65%

_____________________

/1/  The Fund changed its fiscal year end from December 31 to September 30.
/2/ The Fund commenced operations on January 3, 1991. The financial information for the fiscal period ended December 31, 1991 is based on the financial information for the U.S. Government Income Fund the Wells Fargo Investment Trust for Retirement Programs which was reorganized into the U.S. Government Income Fund on January 1, 1992.

                      Income Funds Prospectus/Plain English (October 9, 1997)-10

                          U.S. GOVERNMENT INCOME FUND
                        FOR A CLASS B SHARE OUTSTANDING


                                                                                PERIOD ENDED   PERIOD ENDED     YEAR
                                                                                                                ENDED
                                                                                  MARCH 31,      SEPT. 30,    DEC. 31,
                                                                                    1997/1/        1996/1/     1995/2/
                                                                                -------------  -------------  ---------
Net asset value, beginning of period..........................................       $ 10.46        $ 10.97    $ 10.00
Income from investment operations:
Net investment income (loss)..................................................          0.34           0.49       0.66
Net realized and unrealized gain (loss) on investments........................         (0.10)         (0.51)      0.97
                                                                                     -------        -------    -------
Total from investment operations..............................................          0.24          (0.02)      1.63
Less distributions:
Dividends from net investment income..........................................         (0.28)         (0.49)     (0.66)
Distributions from net realized capital gain..................................          0.00           0.00       0.00
                                                                                     -------        -------    -------
Total from distributions......................................................         (0.05)         (0.49)     (0.66)
                                                                                     -------        -------    -------
Net asset value, end of period................................................       $ 10.37        $ 10.46    $ 10.97
                                                                                     =======        =======    =======
Total return (not annualized).................................................          2.24%         (0.12)%    16.69%
Ratios/supplemental data:
Net assets, end of period (000)...............................................       $22,471        $21,141    $12,227
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.......................................          1.47%          1.48%      1.47%
Ratio of net investment income to average net assets..........................          6.32%          6.16%      6.01%
Portfolio turnover............................................................            72%           183%       118%
Ratio of expenses to average net assets prior to waived
 fee and reimbursed expenses..................................................          1.94%          1.93%      2.12%
Ratio of net investment income to average net assets prior to
 waived fees and reimbursed expenses..........................................          5.85%          5.71%      5.36%


____________________
/1/ The Fund changed its fiscal year end from December 31 to September 30. /2/ Class B shares of the Fund commenced operations on January 1, 1995.

                      Income Funds Prospectus/Plain English (October 9, 1997)-11


Intermediate Bond Fund

Portfolio Managers:  Scott Smith (since 9/96)
-------------------
                     Tamyra Thomas (since 9/96)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

     The Intermediate Bond Fund seeks to provide investors with a high level of current income consistent with the preservation of capital and the maintenance of liquidity.

INVESTMENT POLICIES

     We actively manage a broad range of corporate debt, U.S. Government obligations and other debt securities and instruments. When deciding the allocation between corporate and U.S. Government debt, we consider the differences between the yields for corporate and government bonds, as well as the yield differences for various corporate sectors, and the current economic cycle's likely effect on the various types of bonds. When buying individual securities, we consider credit-quality and the security's attractiveness. The portfolio is diversified.

     Under normal market conditions, we will maintain a dollar-weighted average portfolio maturity of between 3 and 10 years.

PORTFOLIO HOLDINGS

Under normal market conditions, the Fund will invest:
 .  at least 65% of our total assets in corporate and government bonds;
 .  no more than 20% of total assets in the dollar-denominated debt of foreign issuers; and
 .  in zero-coupon bonds, repurchase agreements, municipal bonds, and obligations convertible into common stock.
See the table on page ___ in the "Risk and Additional Policies" section for other acceptable investments.

     The debt obligations we buy for the portfolio generally will be rated "BBB" (S&P) or "Baa" (Moody's) or better. We may also invest in unrated debt obligations that we feel are of comparable quality. The dollar-weighted average credit quality of the corporate bonds will be "A" or better. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

RISK FACTORS

For general information on risk, please see page ___.

ADDITIONAL FUND FACTS

     As a general matter, we will not invest in common stocks. Common stock received through the conversion of convertible securities will be sold as soon as possible in an orderly manner.

                    Income Funds Prospectus/Plain English (October 9, 1997) - 12

                           INTERMEDIATE BOND FUND/1/
                            FOR A SHARE OUTSTANDING

                                                        Class A     Institutional
                                                        -------        Shares
                                                                        ------
                                             Period     Year            Period
                                                                        Ended         Year
                                           Sept. 30,   Sept. 30,      Sept. 30,      Ended
                                                                                     May 31/2/
                                              1996      1996          1995/2/        1995       1994        1993       1992
                                              ----      ----          ----           ----       ----        ----       ----
Net asset value -- beginning of
  period..............................       $14.50     $  14.76        $ 14.77      $ 14.36    $ 15.72     $ 15.69    $ 15.52
Income from investment operations:
Net investment income (loss)..........         0.46         0.87           0.30         0.91       0.99        1.17       1.14
Net realized and unrealized gain
  (loss) on investments...............        (0.22)       (0.25)         (0.01)        0.47      (0.90)       0.40       0.65
                                             ------     --------        -------      -------    -------     -------    -------
Total from investment
  operations..........................         0.24         0.62           0.29         1.38       0.09        1.57       1.79
                                             ------     --------        -------      -------    -------     -------    -------
Less distributions:
Dividends from net investment
  income..............................        (0.46)       (0.87)         (0.30)       (0.97)     (0.85)      (1.04)     (1.41)
Distributions from net realized
  gain................................         0.00        (0.01)/3/      (0.00)       (0.00)     (0.60)      (0.50)     (0.21)
                                             ------      -------        -------      -------    -------     -------    -------

Total from distributions:.............        (0.46)       (0.88)         (0.30)       (0.97)     (1.45)      (1.54)     (1.62)
                                             ------     --------        -------      -------    -------     -------    -------
Net asset value -- end of
  period..............................       $14.28     $  14.50        $ 14.76      $ 14.77    $ 14.36     $ 15.72    $ 15.69
                                             ======     ========        =======      =======    =======     =======    =======
Total return (not annualized).........         1.61%        4.15%          6.14%/4/    10.13%      0.35%      10.42%     11.96%

Ratios/Supplemental Data:
Net assets, end of period
  (000)...............................       $2,125     $  2,481        $55,628      $56,087    $58,199     $61,207    $54,203
Ratios to average net assets
  (annualized):
Ratio of expenses to average net
  assets..............................         0.80%        0.85%          0.89%        0.81%      0.79%       0.76%      0.68%

Ratio of net investment income
  to average net assets...............         6.29%        5.82%          5.94%        6.35%      5.33%       6.01%      7.14%

Portfolio turnover....................           28%          96%            54%          76%       163%        146%       102%
Ratio of expenses to average prior to
  waived fees and reimbursed

  expenses............................         1.40%        1.11%          0.94%        0.85%      0.82%       0.79%      0.73%
Ratio of net investment income
  to average net assets prior to
  waived
  fees and reimbursed expenses........         5.69%        5.56%          5.89%        6.31%      5.30%       5.98%      7.09%

                                               1991             1990        1989
                                               ----             ----        ----
Net asset value -- beginning of
  period..............................       $ 15.08            15.13      $ 15.00
Income from investment operations:
Net investment income (loss)..........          1.25             1.26         1.22
Net realized and unrealized gain
  (loss) on investments...............          0.54            (0.05)        0.08
                                             -------          -------      -------
Total from investment
  operations..........................          1.79             1.21         1.30
                                             -------          -------      -------
Less distributions:
Dividends from net investment
  income..............................         (1.25)           (1.26)       (1.17)
Distributions from net realized
  gain................................         (0.10)              --           --
                                             -------          -------      -------

Total from distributions:.............         (1.35)           (1.26)       (1.17)
                                             -------          -------      -------
Net asset value -- end of
  period..............................       $ 15.52          $ 15.08      $ 15.13
                                             =======          =======      =======
Total return (not annualized).........         12.36%            8.25%        9.07%

Ratios/Supplemental Data:
Net assets, end of period
  (000)...............................       $54.074          $79,471      $74,002
Ratios to average net assets
  (annualized):
Ratio of expenses to average net
  assets..............................          0.66%            0.68%        0.69%

Ratio of net investment income
  to average net assets...............          8.00%            8.25%        8.25%

Portfolio turnover....................            78%              32%          36%
Ratio of expenses to average prior to
  waived fees and reimbursed

  expenses............................          0.71%            0.73%        0.74%
Ratio of net investment income
  to average net assets prior to
  waived
  fees and reimbursed expenses........          7.95%            8.20%        8.20%

_________________________

/1/ The Fund operated as the Bonds Plus Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on June 1, 1988, until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995, when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. In connection with the reorganization, existing Institutional shares were converted into Investor shares of the Pacifica Fund which was reorganized as a series of the Company on September 6, 1996. In connection with the second reorganization, existing Investor shares were converted into Class A shares of the Fund. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.
/2/  The Fund changed its fiscal year-end from May 31 to September 30.
/3/  Represents tax return of capital.
/4/  Annualized.

                      Income Funds Prospectus/Plain English (October 9, 1997)-13

                            INTERMEDIATE BOND FUND
                        FOR A CLASS B SHARE OUTSTANDING

                                                  PERIOD ENDED   PERIOD ENDED
                                                    MARCH, 31      SEPT. 30,
                                                     1997/1/        1996/1/
                                                  -------------  -------------
Net asset value, beginning of period............      $  10.07       $  10.00
Income from investment operations:
Net investment income (loss)....................          0.23           0.00
Net realized and unrealized gain (loss).........         (0.16)          0.07
 on investments.................................      --------       --------
Total from investment operations................          0.07           0.07
Less distributions:
Dividends from net investment income............         (0.23)          0.00
Distributions from net realized gain............          0.00           0.00
                                                      --------       --------
Total from distributions........................          0.00           0.00
                                                      --------       --------
Net asset value, end of period..................      $   9.91       $  10.07
                                                      ========       ========
Total return (not annualized)...................          0.66%          0.70%
Ratios/supplemental data:
Net assets, end of period (000).................      $    675       $      0
Ratios to average net assets
 (annualized):
Ratio of expenses to average net assets.........          1.50%          0.00%
Ratio of net investment income to average net
 assets.........................................          5.54%          2.43%
Portfolio turnover..............................            28%            96%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed expenses...          3.13%          0.00%
Ratio of net investment income to average net
 assets prior to waived fees and reimbursed
 expenses.......................................          3.91%          2.43%

___________________

/1/  Class B shares of the Fund commenced operations on September 6, 1996.

                      Income Funds Prospectus/Plain English (October 9, 1997)-14

     Short-Intermediate U.S. Government Income Fund

Portfolio Managers:  Jeff Weaver (since 7/96)
-------------------
                     Madeleine Gish (since 7/96)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

     The Short-Intermediate U.S. Government Income Fund seeks to provide investors with current income while preserving capital, by investing primarily in a portfolio consisting of short- to intermediate term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

INVESTMENT POLICIES

     We seek current income by actively managing a diversified portfolio consisting primarily of short-to intermediate-term U.S. Government obligations. We may invest in securities of any maturity. Under ordinary circumstances, we expect to maintain a dollar-weighted effective average maturity of between 2 and 5 years. We seek to preserve capital by shortening average maturity when interest rates are expected to increase and to increase total return by lengthening maturity when interest rates are expected to fall.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 . at least 65% of our total assets in U.S. Government obligations;
 . in investment grade corporate debt securities including asset-backed securities;
 . in repurchase agreements;
 . no more than 5% of our total assets in securities downgraded below investment grade after we acquired them;
 . up to 25% of our assets in dollar-denominated debt of U.S. branches of foreign banks or foreign branches of U.S. banks; and . in Stripped Treasury securities, adjustable-rate mortgage securities, adjustable portions of collateralized mortgage obligations.

  We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.


IMPORTANT RISK FACTORS

For general information on risk, please see page ______.

Stripped Treasury securities have greater interest rate risk than traditional government securities with identical credit ratings. The U.S. Government does not directly or indirectly insures or guarantees the performance of the Fund.

ADDITIONAL FUND FACTS

This Fund is not available in a Class B share. See "A Choice of Share Classes" on page ___ for details.

                      Income Funds Prospectus/Plain English (October 9, 1997)-15

                      SHORT-INTERMEDIATE U.S. GOVERNMENT
                                  INCOME FUND
                        FOR A CLASS A SHARE OUTSTANDING

                                             PERIOD ENDED   PERIOD ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                               MARCH. 31,      SEPT. 30,     DEC. 31,     DEC. 31,      DEC. 31,
                                                1997/1/        1996/1/        1995         1994         1993/2/
                                             ------------   ------------   ----------   ----------   ------------
Net asset value, beginning of period........  $   9.73       $  10.00      $  9.39      $  9.99        $ 10.00
Income from investment operations:
Net investment income.......................      0.34           0.41         0.55         0.46           0.06
Net realized and unrealized gain (loss)
 on investments.............................     (0.09)         (0.27)        0.61        (0.60)         (0.01)
                                              --------       --------      -------      -------       --------
Total from investment operations............      0.25           0.14         1.16        (0.14)          0.05
Less distributions:
Dividends from net investment income........     (0.34)         (0.41)       (0.55)       (0.46)         (0.06)
Distributions from net realized gains.......      0.00           0.00         0.00         0.00           0.00
                                              --------       --------      -------      -------       --------
Total distributions.........................      (.34)         (0.41)       (0.55)       (0.46)         (0.06)
Net asset value, end of period..............  $   9.64       $   9.73      $ 10.00      $  9.39       $   9.99
                                              ========       ========      =======      =======       ========
Total return (not annualized)...............     2.57%          1.34%       12.67%      (1.42)%          0.40%
Ratios/supplemental data:
Net assets, end of period (000).............  $ 33,920       $ 37,465      $39,928      $11,602        $ 8,557
Ratios to average net assets
 (annualized):
Ratio of expenses to average net assets.....      0.71%          0.76%        0.71%        0.25%          0.00%
Ratio of net investment income to
 average net assets.........................      6.96%          5.60%        5.64%        4.75%          3.49%

Portfolio turnover..........................        52%           389%         472%         288%           N/A
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses...................................      1.12%          1.21%        1.67%        2.28%          2.45%
Ratio of net investment income to
 average net assets prior to
 waived fees and reimbursed
 expenses...................................      6.55%          5.15%        4.68%        2.72%          1.04%

                      Income Funds Prospectus/Plain English (October 9, 1997)-16

Short-Term Government-Corporate Income Fund

Portfolio Managers: Jeff Weaver (since 7/96)
------------------
                    Madeleine Gish (since 7/96)
                    Scott Smith (since 10/93)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

          The Short-Term Government-Corporate Income Fund seeks to provide investors with current income while managing principal volatility.

INVESTMENT POLICIES

          We actively manage a diversified portfolio of U.S. Government obligations and investment-grade corporate debt securities. While there is no minimum level of assets that must be invested in either category of investments, we will typically have at least 20% of our assets invested in each. We will vary the allocation of the assets between these investment categories based primarily on the differences in expected yields for both. We attempt to manage principal volatility by diversifying assets among permitted investments based upon their sensitivity to changes in interest rates.

          We may buy debt securities of any maturity length, but except for temporary defensive periods, we will maintain a dollar-weighted average maturity of between 90 days and 2 years.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    substantially all of our assets in either U.S. government obligations or investment-grade corporate debt;
 .    at least 65% of our total assets in income-producing securities;
 .    in investment grade corporate debt securities including asset-backed securities;
 .    repurchase agreements; and
 .    up to 25% of our assets in dollar-denominated debt of U.S. branches of foreign banks or foreign branches of U.S. banks.

          We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

IMPORTANT RISK FACTORS

For general information on risk, please see page ______.

Since we change to allocation between U.S. Government obligations and corporate debt securities as economic conditions and expected returns warrant, we may have relatively higher portfolio transaction costs than other mutual funds with similar investment objectives. The U.S. Government does not directly or indirectly insures or guarantees the performance of the Fund.

ADDITIONAL FUND FACTS

This Fund is offered in a Class A shares only.

                    Income Funds Prospectus/Plain English (October 9, 1997) - 17

                  SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND
                            FOR A SHARE OUTSTANDING

                                                                              (UNAUDITED)
                                                                               6 MONTHS         YEAR          YEAR         PERIOD
                                                                                 ENDED          ENDED         ENDED         ENDED
                                                                               JUNE 30,       DEC. 31,      DEC. 31,      DEC. 31,
                                                                                 1997           1996          1995         1994/1/
                                                                                 ----           ----          ----         ----
Net asset value, beginning of period........................................     $  4.98       $  5.02       $  4.93      $   5.00
Income from investment operations:
Net investment income.......................................................        0.14          0.28          0.30          0.08
Net realized and unrealized gain (loss) on investments......................        0.00         (0.04)         0.09         (0.07)
                                                                                 -------       -------       -------      --------
Total from investment operations............................................        0.14          0.24          0.39          0.01
Less distributions:
Dividends from net investment income........................................       (0.14)        (0.28)        (0.30)        (0.08)
Distributions from net realized gain........................................        0.00          0.00          0.00          0.00
Total from distributions....................................................       (0.14)        (0.28)        (0.30)        (0.08)
                                                                                 -------       -------       -------      --------
Net asset value, end of period..............................................     $  4.98       $  4.98       $  5.02      $   4.93
                                                                                 =======       =======       =======      ========
Total Return (no annualized)/2/.............................................        2.90%         4.83%         8.05%         0.28%
Ratios/supplemental data:
Net assets, end of period (000).............................................     $10,219       $14,023       $ 5,954      $     96
Number of shares outstanding, end of period (000)...........................       2,054         2,815         1,185            20
Ratios to average net assets (annualized):
Ratio of expense to average net assets/3/...................................        0.37%         0.36%         0.30%         0.30%
Ratio of net investment income to average net assets/3/.....................        5.75%         5.47%         6.01%         5.77%
Portfolio turnovor/4/.......................................................         143%          247%          227%            0%
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses/3/...........................................        1.84%         1.85%         6.79%        67.89%
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses/3/....................        4.28%         3.98%        (0.48)%      (61.82)%

_________________________

/1/ The Short-Term Government-Corporate Income Fund and the corresponding Master Portfolio each commenced operations on September 19, 1994.
/2/  Total returns do not include any sales charges.
/3/ This ratio includes income and expenses charged to the Short-Term Government-Corporate Income Master Portfolio.
/4/ The portfolio turnover shown in the table is for the Short-Term Government-Corporate Income Master Portfolio.

                    Income Funds Prospectus/Plain English (October 9, 1997) - 18

Variable Rate Government Fund

Portfolio Managers: Paul Single (since 11/90)
-------------------
                    Scot Smith (10/93)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

     The Variable Rate Government Fund seeks to earn a high level of current income, while reducing principal volatility, by investing primarily in adjustable rate mortgage securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

INVESTMENT POLICIES

     We actively manage a diversified portfolio primarily of adjustable rate mortgage securities, also known as "ARMS". We invest in obligations of any maturity, but under ordinary conditions we will maintain a dollar-weighted average maturity of between 10 to 30 years. In unusual circumstances, the dollar-weighted average maturity may be below 10 years. We also may invest in U.S. Treasury securities with remaining maturities of less than 2 years.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    at least 65% of our total assets in ARMS issued or guaranteed by the U.S.
     Government, its agencies or instrumentalities;

 .    in adjustable rate portions of collarteralized mortgage obligations
     ("CMO's") issued by U.S. Government agencies and CMO's rated "AAA" by Standard & Poors, or "Aaa" by Moodys;

 .    no more than 5% of our assets in securities purchased on a "when-issued"
     basis;

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

IMPORTANT RISK FACTORS

For general information on risk, please see page ______.

The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund. Mortgage-backed securities are subject to the risk that homeowners may refinance existing mortgages to take advantage of lower rates. Such "prepayments" result in an early return of principal that is then reinvested at what is likely to be a lower yield.

ADDITIONAL FUND FACTS

Adjustable rate mortgages have interest rates are tied to an index, such as US Treasury bill rates or the federal funds target rate, so that payments may be periodically reset according to changes in the index. Individual ARM's are bundled together and sold as securities. Unlike conventional debt securities, which typically make semi-annual interest payments and repay principal at maturity, ARMS provide a monthly payment of a pro-rated share of both interest payments and payments and pre-payments of principal. Since ARMs adjust to interest rate changes, they are less sensitive to interest rate changes than their weighted-average maturity might suggest.

                       Income Funds Prospectus/Plain English (October 9,1997)-19


                         VARIABLE RATE GOVERNMENT FUND
                        FOR A CLASS A SHARE OUTSTANDING

                               (UNAUDITED)
                                6 MONTHS       YEAR         YEAR         YEAR         YEAR         YEAR         YEAR        PERIOD
                                  ENDED       ENDED        ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
                                JUNE 30,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
                                  1997         1996         1995         1994         1993         1992         1991        1990/1/
                                  ----         ----         ----         ----         ----         ----         ----        -------
Net asset value, beginning
 of period.................    $   9.25     $   9.35     $   9.19   $     9.99   $     9.95   $    10.13     $  10.12     $  10.00
Income from investment
 operations:
Net investment income......        0.27         0.50         0.53         0.43         0.44         0.59         0.78         0.08
Net realized and
 unrealized gain (loss)
 on investments............        0.04        (0.10)        0.16        (0.80)        0.04        (0.18)        0.01         0.12
                               --------     --------     --------   ----------   ----------   ----------     --------     --------

Total from investment
 operations................        0.31         0.40         0.69        (0.37)        0.48         0.41         0.79         0.20
Less distributions:
Dividends from net
 investment income.........       (0.27)       (0.46)       (0.53)       (0.43)       (0.44)       (0.59)       (0.78)       (0.08)
Distributions from net
 realized gain.............        0.00         0.00         0.00         0.00         0.00         0.00         0.00         0.00
Tax return of capital......        0.00        (0.04)        0.00         0.00         0.00         0.00         0.00         0.00
                               --------     --------     --------   ----------   ----------   ----------     --------     --------
Total from distributions...       (0.27)       (0.50)       (0.53)       (0.43)       (0.44)       (0.59)       (0.78)       (0.08)
                               --------     --------     --------   ----------   ----------   ----------     --------     --------
Net asset value, end of
 period....................    $   9.29     $   9.25     $   9.35   $     9.19   $     9.99   $     9.95     $  10.13     $  10.12
                               ========     ========     ========   ==========   ==========   ==========     ========     ========
Total return (not
 annualized)/2/............        3.35%        4.41%        7.69%       (3.81)%       4.87%        4.23%        8.60%        2.75%
Ratios/suppl. data:
Net assets, end of period
 (000).....................    $325,237     $393,948     $653,897   $1,215,546   $1,949,013   $2,559,363     $566,840     $  6,858
Number of shares
 outstanding, end of             35,022       42,589       69,952      132,256      195,132      257,238       55,933          678
 period (000)..............
Ratios to average net
 assets (annualized):
Ratio of expenses to
 average net assets........        0.83%        0.88%        0.84%        0.79%        0.76%        0.75%        0.50%        0.00%
Ratio of net investment
 income to average net
 assets....................        5.78%        5.36%        5.71%        4.40%        4.37%        5.62%        7.36%        4.93%
Portfolio turnover.........          40%         277%         317%         164%         201%         197%         250%         N/A*
Ratio of expenses to
 average net assets prior
 to waived fees and
  reimbursed expenses......        1.10%        0.98%        0.96%        0.94%        0.95%        0.94%        1.08%        5.48%
Ratio of net investment
 income to average net
 assets prior to waived
 fees and reimbursed
 expenses..................        5.51%        5.26%        5.59%        4.25%        4.18%        5.43%        6.78%       (0.55)%

                                Income Funds Prospectus (September 26, 1997) 20

                         VARIABLE RATE GOVERNMENT FUND
                        FOR A CLASS C SHARE OUTSTANDING

                                                               (Unaudited)
                                                                6 Months       YEAR        YEAR         YEAR       PERIOD
                                                                  ENDED        ENDED       ENDED       ENDED        ENDED
                                                                JUNE 30,     DEC. 31,    DEC. 31,     DEC. 31,    DEC. 31,
                                                                  1997         1996        1995         1994        1993/1/
                                                                  ----         ----        ----         ----        ----
Net asset value, beginning of period.......................       $ 13.83      $13.97      $13.74     $ 14.93      $ 15.00
Income from investment operations:
Net investment income......................................          0.36        0.68        0.73        0.57         0.27
Net realized and unrealized gain (loss) on investments.....          0.06       (0.14)       0.23       (1.19)       (0.07)
                                                                  -------      ------      ------     -------      -------
Total from investment operations...........................          0.42        0.54        0.96       (0.62)        0.20
Less distributions:
Dividends from net investment income.......................         (0.36)      (0.63)      (0.73)      (0.57)       (0.27)
Distributions from net realized gain.......................          0.00        0.00        0.00        0.00         0.00
Tax return of capital......................................          0.00       (0.05)       0.00        0.00         0.00
                                                                  -------      ------      ------     -------      -------
Total from distributions...................................         (0.36)      (0.68)      (0.73)      (0.57)       (0.27)
                                                                  -------      ------      ------     -------      -------
Net asset value, end of period.............................       $ 13.89      $13.83      $13.97     $ 13.74      $ 14.93
                                                                  =======      ======      ======     =======      =======
Total return (not annualized)/2/...........................          3.10%       3.95%       7.08%      (4.25%)       1.32%
Ratios/supplemental data:
Net assets, end of period (000)............................       $10,962      $5,516      $7,730     $12,220      $11,319
Number of shares outstanding, end of period (000)..........           789         399         553         889          758
Ratios to average net assets (annualized):
Ratio of expenses to average net assets....................          1.34%       1.38%       1.35%       1.29%        1.26%
Ratio of net investment income to average net assets.......          5.30%       4.85%       5.23%       3.94%        3.41%
Portfolio turnover.........................................            40%        277%        317%        164%         201%
Ratios of expenses to average net assets prior to
 waived fees and reimbursed expenses.......................          1.81%       1.67%       1.64%       1.55%        1.75%
Ratio of net investment income to average net assets
 prior to waived fees and reimbursed expenses..............          4.83%       4.56%       4.95%       3.68%        2.92%

______________________________________
/1/ The Class A shares of the Fund commenced operations on November 1, 1990 as Class A shares of the predecessor portfolio. The Class C shares of the Fund commenced operations on July 1, 1993 as Class D shares of the predecessor portfolio.
/2/  Total returns do not include any sales charges.
/*/  The Fund sold no securities during this period.

                                 Income Funds Prospectus (September 26, 1997) 21

GENERAL RISK CONSIDERATIONS

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. Some risks are common to all the Stagecoach Funds. Chief among these risks is the following:

 .    Unlike bank deposits, such as CD's or savings accounts, mutual funds are
     NOT INSURED BY THE FDIC.
 .    We CANNOT GUARANTEE that we will meet our investment objectives.
 .    We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.
 .    Share prices--and therefore the value of your investment--WILL INCREASE AND
     DECREASE with changes in the value of the underlying securities and other investments. This is referred to as volatility.
 .    Investing in any mutual fund, including the most conservative, involves
     RISK, INCLUDING THE POSSIBLE LOSS OF ANY MONEY YOU INVEST.
 .    No single Fund, by itself, constitutes a complete investment plan.

Some of our mutual funds invest in securities that involve particular kinds of risk;

 .    Funds that invest in debt instruments, such as notes and bonds, are subject to CREDIT RISK. Credit risk is the chance that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.
 .    Funds that invest in debt instruments, such as notes and bonds, are subject to INTEREST-RATE RISK. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

We may invest a portion of our assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

We also invest a portion of our assets in GNMAs, FNMAs and FHLMCs. Each are mortgage-backed securities representing partail ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the entity, is offered to investors through securities dealers. Once approved by GNMA, a government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal of a GNMA security is guaranteed by the full faith and credit of the U.S. Government. FNMA and FHLMC are federally chartered corporations supervised by the U.S. Government, acting as government-sponsored enterprises. FNMA and FHLMC securities are not direct obligations of the U.S. Treasury, and are supported by the credit of FNMA or FHLMC only. FNMA guarantees timely payment of interest and principal on its securities; FHLMC guarantees timely payment of interest and ultimate payment of principal only.

We may also use certain DERIVATIVE instruments such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

                                Income Funds Prospectus (September 26, 1997) 22

What follows is a general list of the types of risks that may affect a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Counter-party Risk--The risk that the other party in a repurchase agreement or other transactions will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of investment made in a security denominated in that foreign currency.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Extension Risk--The risk that as interest rates rise, prepayments slow, thereby lengthening the duration and potentially reducing the value of certain asset-backed securities.

Information Risk--The risk that information about a security is either unavailable or is inaccurate.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk--The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of stock, bond or other security will be reduced by market activity. This is the basic risk associated with all securities investments.

Prepayment Risk--The risk that, as interest rates fall, homeowners will refinance existing mortgages, causing mortgage-backed securities to have reduced yields.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

                                  Income Funds Prospectus (September 26, 1997)23

-------------------------------------------------------------------------------------------------
                                                                            I   S   S   U   V
                                                                            N   H   H   S   A
                                                                            T   O   O       R
                                                                            E   R   R   G   I
                                                                            R   T   T   O   A
                                                                            M           V   B
                                                                            E   C   I   T   L
 This table lists some of the additional investment practices of the        D   O   N       E
 Funds, including some not disclosed in the Investment Objectives           I   R   T   I
 and Investment Policies sections of the Prospectus. THE RISKS              A   P   E   N   R
 INDICATED AFTER THE DESCRIPTION OF THE PRACTICE ARE NOT THE ONLY           T       R   C   A
 POTENTIAL RISKS ASSOCIATED WITH THAT PRACTICE, BUT ARE AMONG THE           E   G   M   O   T
 MORE PROMINENT. Market risk is assumed for each. See the                       O   E   M   E
 Investment Objectives and Policies or the Statements of Additional             V   D   E
 Information for limits on these practices.                                     T   I
                                                                                    A
                                                                                    T
                                                                                    E
-------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE/RISK
-------------------------------------------------------------------------------------------------
 Floating and Variable Rate Debt - Instruments with interest rates
 that are adjusted either on a schedule or when an index or                 x   x   x   x   x
 benchmark changes. Interest Rate and Credit Risk
-------------------------------------------------------------------------------------------------
 Inverse Floating Debt - Instruments that have interest rates that
 reset inversely to current market rates. Interest Rate, Credit and         x
 Experience Risk
-------------------------------------------------------------------------------------------------
 Repurchase Agreements--A transaction in which the seller of a
 security agrees to buy back a security at an agreed upon time and          x   x   x   x   x
 price, usually with interest. Credit Risk Counter-Party Risk.
-------------------------------------------------------------------------------------------------
 Other Mutual Funds--The temporary investment in shares of an               x   x   x   x   x
 unaffiliated investment company.
-------------------------------------------------------------------------------------------------
 Stripped Obligations--Securities that give ownership to either future payments of interest or a future payment of principal, but not
 both. These securities tend to have greater interest rate sensitivity      x   x   x   x   x
 than conventional debt obligations. Interest Rate Risk.
-------------------------------------------------------------------------------------------------
 Illiquid Securities--As defined in the Glossary, illiquid securities
 are limited to the percentage indicated for each Fund.                     15  15  15  10  10
-------------------------------------------------------------------------------------------------
 Loans of Securities--The practice of loaning securities to brokers
 dealers and financial institutions to increase return on those             x   x   x   x   x
 securities.  Loans may be made in accordance with existing
 investment objectives. (Loans from the US Government Income
 Fund may not exceed 20% of assets or 33.3% of the Short-
 Intermediate US Government Income Fund). Counter-Party Risk;
 Credit Risk.
-------------------------------------------------------------------------------------------------
 Forward Commitments, When-Issued Securities and Delayed Delivery
 Transactions--Securities bought or sold for delivery at a
 later date or bought or sold for a fixed price at a fixed date. Interest   x   x   x   x   x
 Rate, Credit and Experience Risk
-------------------------------------------------------------------------------------------------
 Borrowing Policies--The ability to borrow an equivalent of 10%
 (20% for the US Government Income Fund) of total assets from
 banks for temporary purposes to meet shareholder redemptions.              x   x   x   x   x
 Borrowing may be secured by a pledge of up to 10% (20% for the
 US Government Income Fund) of the securities and investments may not be purchased if borrowing exceeds 5% of assets. Credit
 Risk
-------------------------------------------------------------------------------------------------
 Asset-Backed Securities--Securities consisting of an undivided
 fractional interests in pools of consumer loans, such as car loans or      x   x   x   x   x
 credit card debt, or receivables held in trust. Interest Rate, Credit and Experience Risk
-------------------------------------------------------------------------------------------------

                                 Income Funds Prospectus (September 26, 1997) 24

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

The Investment Objectives described for the U.S. Government Income, Intermediate Bond and Short-Intermediate US Government Income Funds are not fundamental and may be changed without approval by vote of a majority of shareholders. The Investment Objectives described for the Short-Term Government-Corporate and Variable Rate Government Funds are fundamental and cannot be changed without approval by vote of a majority of shareholders.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statements of Additional Information for additional discussion involving risk and investment practices.

                                 Income Funds Prospectus (September 26, 1997) 25


A CHOICE OF SHARE CLASSES

After choosing a Fund, your next most important choice is which share class to buy. The Funds offered in this prospectus are two of the available share classes:
 . CLASS A SHARES - with a front-end sales charge, volume reductions and lower on-going expenses than Class B shares.
 . CLASS B SHARES - with a contingent deferred sales charge (CDSC) that diminishes over time, and higher on-going expenses.
 . CLASS C SHARES - with a 1.00% contingent deferred sales charge (CDSC) on redemptions made within one year of purchase, and higher on-going expenses.

The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest. You may also like the possibility of avoiding any contingent deferred sales charge. If so, then consider Class B shares. Please note that Class B shares convert to Class A shares after six years to avoid the continued higher on-going expenses assessed against Class B shares. The Short-Intermediate U.S. Government Income and the Short-Term Government-Corporate Funds are not available in Class B shares.

Class C shares are available for the U.S. Government Income and the Variable Rate Government Funds only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and C shares may depend on how long you intend holding Fund shares before redeeming them.

Please see the expenses listed for each Fund and the following load tables before making your decision. You should also review the "Reduced Sales Charges" and "Class B Reductions and Sales Charge Waivers" below. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SCHEDULE

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.

Class A shares for the U.S. Government Income and Intermediate Bond Funds have the following charge schedule:

-------------------------------------------------------------------------------------------------------------------
    Amount of Purchase          Front-end Sales Charge      Front-end Sales Charge        Dealer Allowance as %
                               as % of Public Offering        as % of Net Amount        Of Public Offering Price
                                        Price                     Invested
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                       4.50%                        4.71%                       4.00%
-------------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                      4.00%                        4.17%                       3.55%
-------------------------------------------------------------------------------------------------------------------
$100,000 to $249,000                    3.50%                        3.63%                      3.125%
-------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999                    2.50%                        2.56%                       2.00%
-------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999                    2.00%                        2.04%                       1.75%
-------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                     0.00%/1/                     0.00%                       1.00%
-------------------------------------------------------------------------------------------------------------------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

                                 Income Funds Prospectus (September 26, 1997) 26

Class A shares for the Short-Intermediate U.S. Government Income, Short-Term Government-Corporate, and Variable Rate Government Funds have the following charge schedule:

-------------------------------------------------------------------------------------------------------------------
    Amount of Purchase          Front-end Sales Charge       Front-end Sales Charge        Dealer Allowance as %
                                as % of Public Offering        as % of Net Amount         Of Public Offering Price
                                        Price                       Invested
-------------------------------------------------------------------------------------------------------------------
Less than $100,000                     3.00%                         3.09%                        2.65%
-------------------------------------------------------------------------------------------------------------------
$100,000 to $249,000                   2.25%                         2.30%                        2.00%
-------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999                   1.50%                         1.52%                        1.30%
-------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999                   0.60%                         0.60%                        0.50%
-------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                    0.00%/1/                      0.00%                        0.25%
-------------------------------------------------------------------------------------------------------------------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

CLASS B SHARE CDSC SCHEDULE

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a contingent deferred sales charge (CDSC) based on how long you have held your shares. Certain exceptions apply (see "Class B Reductions and Sales Charge Waivers"). The CDSC schedule is as follows:

Redemptions Within:    1 Year   2 Years   3 Years   4 Years   5 Years   6 Years
--------------------------------------------------------------------------------
CDSC                   5.00%     4.00%     3.00%     3.00%     2.00%     1.00%

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the B shares are converted to A shares to reduce your future on-going expenses.

                                 Income Funds Prospectus (September 26, 1997) 27

REDUCED SALES CHARGES

Generally, we offer more sales charge reductions for Class A shares than for Class B, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

CLASS A SHARE REDUCTIONS:
 . You pay no sales charges on Fund shares you buy with REINVESTED DISTRIBUTIONS. . You pay a lower sales charge if you are investing an amount over a BREAKPOINT
  LEVEL. See the "Class A Share Schedule" above.
 . By signing a LETTER OF INTENT (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.
 . RIGHTS OF ACCUMULATION (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.
 . If you are REINVESTING THE PROCEEDS OF A STAGECOACH FUND REDEMPTION for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.
 . You may reinvest into a Stagecoach Fund with no sales charge A REQUIRED
  DISTRIBUTION from a pension, retirement, benefits, or similar plan for which Wells Fargo acts as trustee provided the distribution occurred within the last 30 days.

If you believe you should receive any of these reductions, it is up to you to ask the selling agent or the shareholder serving agent for the reduction and to provide appropriate proof of eligibility.

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:
 . a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;
 . a trustee or fiduciary purchasing for a single fiduciary relationship; or
 . the members of a "qualified group" which consists of a "Company" (as defined in the 1940 Act), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

Call-out: "How a Letter of Intent Can Save You Money!" - If you plan to invest, for example, $100,000 in a Stagecoach Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $50,000, then 4.00% on the next $49,999!

CLASS B SHARE CDSC REDUCTIONS:
 . You pay no CDSC on Funds shares you purchase with REINVESTED DISTRIBUTIONS. . We waive the CDSC for all redemptions made because of SCHEDULED OR MANDATORY
  DISTRIBUTIONS for certain retirement plans. (See your retirement plan disclosure for details.)

                                 Income Funds Prospectus (September 26, 1997) 28

 . We waive the CDSC for redemptions made in the event of the SHAREHOLDER'S DEATH
  OR FOR A DISABILITY SUFFERED AFTER PURCHASING SHARES. ("Disability" is defined by the Internal Revenue Code of 1986.)
 . We waive the CDSC for redemptions made at the COMPANY'S DIRECTION in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

WAIVERS FOR CERTAIN PARTIES:

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

 . CURRENT AND RETIRED EMPLOYEES, directors and officers of:
     .    The Stagecoach Funds and its affiliates;
     .    Wells Fargo Bank and its affiliates;
     .    Stephens and its affiliates; and
     .    Broker-Dealers who act as Selling Agents.

 . The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom the Company has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer. (See the Statements of Additional Information for full list of applicable omnibus account types.)

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the disclosure statements governing that account. These disclosures may supersede the terms and conditions discussed here.

SPECIAL NOTICE

If you owned Class B shares prior to MARCH 3, 1997 they are subject to a CDSC if they are redeemed within four years of purchase. For as long as you hold Class B shares of such a Fund, any new Class B shares of that Fund that you acquire will also be subject to a CDSC if redeemed within four years. The CDSC schedule for these shares is below:

Redemptions Within:    1 Year   2 Years   3 Years   4 Years   5 Years   6 Years
--------------------------------------------------------------------------------
CDSC                   3.00%     2.00%     1.00%     1.00%     0.00%     0.00%

The above schedule does not apply for shares of another Fund purchased after February 28, 1997. If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional purchases of the newly purchased Fund will age at the higher CDSC schedule.

                                 Income Funds Prospectus (September 26, 1997) 29

YOUR ACCOUNT

This section tells you how to open an account and how to buy, sell or exchange shares once your account is open.

You can buy Fund shares:
 . By opening an account directly with the Fund (simply complete and return a
  Stagecoach Funds application with proper payment);
 . Through a brokerage account with an approved selling agent; or . Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:
 . $1,000.00 per Fund minimum initial investment, or . $100.00 per Fund minimum initial investment if you use the AutoSaver option. . $100.00 per Fund for all investments after your first.
 . We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.

Important Information:

 . Read this prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statements of Additional Information. Copies are available free of charge from your financial consultant or by calling 1-800 222-8222.
 . We process requests to buy or sell shares at 1:00 PM Pacific Time on every business day. Any request we receive in proper form before 1:00 PM PT is processed the same business day. Requests we receive after 1:00 PM PT are processed at 1:00 PM PT the next business day.
 . It is the nature of a mutual fund investment that the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.
 . We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day as of the close of the New York Stock Exchange. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statements of Additional Information for further disclosure.
 . You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Investor Services (1 800-222-
  8222) if you are investing directly with the Company, or speak to your selling agent if you are buying shares through a brokerage account.
 . Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.

HOW TO BUY SHARES - Lay out note: Converted into table

The following section explains how you can buy shares directly from the Company. For Funds held through brokerage and other types of accounts, please consult your selling agent.

By Mail:

If you are buying shares for the first time:
 . Complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
 . Enclose a check for at least $1,000.00 made out in the full name and share class of the Fund. For example, "Stagecoach Intermediate Bond Fund, Class B".
 . You may start your account with $100.00 if you elect the AutoSaver option on the application.

                                 Income Funds Prospectus (September 26, 1997) 30

If you are buying additional shares:
 . Make a check payable to the full name and share class of your Fund for at least $100.00. Be sure to write your account number on the check as well. . Enclose the payment stub/card from your statement if available.

In Table on left: Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-9201.

By Wire:

Initial Purchase:
 . If you do not currently have an account, complete a Stagecoach Funds application. You must wire at least $1000.00. Be sure to indicate the Fund name and the share class into which you intend to invest.
 . Mail the completed application to: Stagecoach Funds, P.O. Box 7066, San
  Francisco, CA 94120-9201.
 . You may also fax the completed application (with original to follow) to: 1-
  415-546-0280.

Subsequent Purchases:
 . Instruct your wiring bank to transmit at least $100.00 according to the instructions given to the left. Be sure to have the wiring bank include your current account number and the name your account is registered in:

In Table on left:
                    Wells Fargo Bank, N.A.
                    San Francisco California
                    Bank Routing Number 121000248
                    Wire Purchase Account Number: 4068-000587
                    Attention: Stagecoach Funds (Name of Fund and Share Class) Account Name: (Registration Name Indicated on Application)

By Phone:

If you are buying shares for the first time:
 . You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Account.
 . Call Investor Services and instruct the representative to either:
          .    transfer at least $1,000.00 from a linked settlement account, or
          .    exchange at least $1,000.00 worth of shares from an existing
               Stagecoach Fund. Please see "EXCHANGES" for special rules.

If you are buying additional shares:
 . Call Investor Services and instruct the representative to either:
          . transfer at least $100.00 from a linked settlement account, or . exchange at least $100.00 worth of shares from another Stagecoach
            Fund.

In Table on left: 1 800-222-8222

We will process all requests to buy shares at the first NAV calculated after the request and proper payment are received.

SELLING SHARES - Lay out note: converted into tables

The following section explains how you can sell shares by mail or by telephone held directly by the Company. For Funds held through brokerage and other types of accounts, please consult your selling agent.

By Mail:

                                  Income Funds Prospectus (September 26, 1997)31

 . Write a letter stating your account registration, your account number, the Fund you wish to redeem and the dollar amount ($100.00 or more) of the redemption you wish to receive (or write "Full Redemption").
 . Make sure all the account owners sign the request.
 . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire ($5000.00 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
 . Signature Guarantees are required for mailed redemption requests over $5000.00. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

Mail to: Stagecoach Funds, PO Box 7066, San Francisco, CA 94120-9201.

By Phone:
 . Call Investor Services to request a redemption of at least $100.00. Be prepared to provide your account number and Taxpayer Identification Number.
 . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
 . You may request that redemption proceeds be sent to you by check, by transfer into a ACH-linked bank account, or by wire ($5000.00 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
 . Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.
 . Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account.

Call: 1-800-222-8222

General Notes for Selling Shares:
 . We will process redemption requests we receive in proper form before 1:00 P.M.
  Pacific Time at the NAV determined on the same business day.
 . We determine the NAV each day as of the close of the New York Stock Exchange. . Your redemptions of Class B and Class C shares, and Class A shares where applicable, are net of any applicable CDSC.
 . If you purchased shares through a packaged investment product or retirement plan, read the disclosure governing selling shares provided by the product or plan. There maybe special requirements that supercede the disclosures in this Prospectus.
 . We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions may also be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions may also be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
 . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

                                 Income Funds Prospectus (September 26, 1997) 32

EXCHANGES

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You will need to read the Prospectus for the Fund into which you wish to exchange.
 . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.
 . If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).
 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.
 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.
 . If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform the Company that you have already paid the higher load.
 . Exchanges between Class B shares, between Class C shares or between either
  Class B or Class C shares and a Stagecoach Money Market Fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.
 . Exchanges from any share Class to a Money Market Fund can only be re-exchanged for the original share Class.
 . In order to discourage market timing and excessive transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.
 . You may make exchanges between like share Classes, or between A, B or C share
  Classes and a Money Market Fund. You may not make exchanges between Class A shares of a non-Money Market Fund and Class B or Class C shares

                                 Income Funds Prospectus (September 26, 1997) 33

ADDITIONAL SERVICES AND POLICIES

AUTOMATIC PROGRAMS:

These programs help you conveniently purchase or redeem shares each month:
 .    AUTOSAVER PLAN - you need only specify an amount of at least $100.00 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20/th/ of each month if you have not specified a day. Please call Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.
 .    SYSTEMATIC WITHDRAWAL PROGRAM - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100.00 on or about the 5th business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you :
     .    must have a Fund account valued at $10,000.00 or more;
     .    you must have distributions reinvested; and
     .    you may not simultaneously participate in an AutoSaver Plan.

It generally takes about 10 days to set up either plan once we have received your instructions. We automatically cancel your program if the linked account you specified is closed.

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

You may choose to do any of the following:
 .    AUTOMATIC REINVESTMENT OPTION - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.
 .    FUND PURCHASE PLAN - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a Money Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.
 .    AUTOMATIC CLEARING HOUSE OPTION - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.

 .    CHECK PAYMENT OPTION - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

Call Out -- "Two Things to Keep In Mind About Distributions"-- Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.

TAXES

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income.

Long-term capital gains earned by a Fund will be passed on to you as capital gains and will be taxable to you as long-term capital gains. In general, distributions are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31.

Your redemptions will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different

                                 Income Funds Prospectus (September 26, 1997) 34

tax treatment, including withholding. In certain circumstances, U.S. residents may also be subject to tax withholding.

Additional details about the tax consequences of investing are available to you in the Statements of Additional Information. The discussion of taxes is only a summary based on laws in effect as of the date of this Prospectus and is not a substitute for careful tax planning.

SPECIAL NOTICES:

SHARE CLASS: This prospectus contains information about Class A and Class B shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in the Funds.

CONVERSION OF CLASS B SHARES - We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going 12b-1 fees assessed Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the same Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.

MINIMUM ACCOUNT VALUE - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000.00 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

STATEMENTS - We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

DEALER CONCESSIONS AND 12B-1 FEES - Stephens Inc. as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the Dealer Allowance to the selling agent, if any. Stephens also compensates selling agents for the sale of Class B shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A and Class B shares of the same Fund. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally split among the Funds. Funds with higher assets levels pay a higher proportion of these costs.

STATEMENTS OF ADDITIONAL INFORMATION- Additional information about some of the topics discussed in this Prospectus as well as details about return calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1 800-222-8222.

GLASS-STEAGALL ACT - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statements of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

VOTING RIGHTS--All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A Fund's shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the SAI.

                                 Income Funds Prospectus (September 26, 1997) 35

FIXED INCOME

ORGANIZATION AND MANAGEMENT OF THE FUNDS

A number of different companies and divisions perform the various tasks that are required for a mutual fund company. This section shows how the Funds are organized, who performs which of the various roles and what compensation they receive. Further information is available in the Statement of Additional Information for each of the Funds.

ABOUT STAGECOACH

The Fund is one of 32 of the Stagecoach Funds, Inc. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. Some of these service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies or considering, where applicable, matters affecting a Master Portfolio.


                                  SHAREHOLDERS


                          FINANCIAL SERVICES FIRMS AND
                             THEIR REPRESENTATIVES

                         Advise current and prospective
                     shareholders on their Fund investments

DISTRIBUTOR               ADMINISTRATOR            TRANSFER and             SHAREHOLDER
& CO-ADMINISTRATOR                                 DIVIDEND DISBURSING      SERVICING
                                                   AGENTS                   AGENTS
Stephens Inc.             Wells Fargo Bank         Wells Fargo Bank         Various Agents
111 Center St.            525 Market St.           525 Market St.
Little Rock, AR           San Francisco, CA        San Francisco, CA

Markets the Funds,        Manages the Funds'       Maintains records of     Provide services to
distributes shares,       business activities      shares and supervises    customers
and manages the Funds'                             the paying of dividends
business activities

     INVESTMENT ADVISOR                     CUSTODIAN

     Wells Fargo Bank                       Wells Fargo Bank
     525 Market St.                         525 Market St.
     San Francisco, CA                      San Francisco, CA

     Manage the Funds' investment           Provides safekeeping for
     activities                             the Funds' assets


                               BOARD OF DIRECTORS

                       Supervises the Funds' activities

                                  Income Funds Prospectus (September 26, 1997)36


In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information for each Fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

THE INVESTMENT ADVISOR

Wells Fargo Bank is the advisor for each of the Funds.   Wells Fargo Bank,
founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells & Fargo and Co., a national bank holding company. As of August 1, 1997, Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo the following for advisory services for the fiscal period ended March 31, 1997:

Intermediate Bond Fund                       .34%

Short-Term Government Corporate               __%

Short-Intermediate US Government Income       __%

US Government Income Fund                     __%

Variable Rate Government                     .50%


THE ADMINISTRATOR

Wells Fargo Bank is the administrator of the Funds. Wells Fargo is paid .04% for these services.

THE DISTRIBUTOR AND CO-ADMINISTRATOR

Stephens Inc. is the Funds distributor and co-administrator.  Stephens receives
 .02% for its role as co-administrator. Stephens also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.


SHAREHOLDER SERVICING PLAN

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

                                  Income Funds Prospectus (September 26, 1997)37


For these services we pay as follows:

                                                  CLASS A        CLASS B
Intermediate Bond Fund                            .25            .25

Short-Term Government Corporate                   .25            n/a

Short-Intermediate US Government Income           .30            n/a

US Government Income Fund                         .30            .30

Variable Rate Government                          .25            n/a

DISTRIBUTION PLAN

We have adopted distribution plans for the Funds. For Class A shares of the Intermediate Bond, Short-Intermediate US Government Income, and US Government Income Fund, these plans are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For Class A shares of the Short-Term Government Corporate and the Variable Rate Government Fund, and the Class B shares of each fund, these plans are used to pay for distribution-related services. The fees paid under these plans are as follows:

                                                  CLASS A        CLASS B
Intermediate Bond Fund                            .05            .75

Short-Term Government Corporate Income            .25            n/a

Short-Intermediate US Government Income           .05            n/a

US Government Income Fund                         .05            .70

Variable Rate Government                          .25            .50

                                 Income Funds Prospectus (September 26, 1997)38


TAMRYA D. THOMAS, CFA
MANAGING DIRECTOR AND CHIEF FIXED INCOME OFFICER
Chief Fixed Income Strategies and Chair of the Fixed Income Policy Committee. With Wells Fargo since 1988

PAUL SINGLE
SENIOR TAXABLE SPECIALIST
With Wells Fargo since 1988

JEFF WEAVER
With Wells Fargo since 1994.
Previously with Bankers Trust Company in New York

MADILNE GISH, CFA
With Wells Fargo since 1989

SCOTT SMITH, CFA
Senior Taxable Specialist
With Wells Fargo since 1988

                                 Income Funds Prospectus (September 26, 1997)39




GLOSSARY

ACH--Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

Asset-backed--Securities consisting of an undivided fractional interests in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust

Business Day-- Any day the New York Stock Exchange is open is a business day for the Fund.

Convertible Debt Securities-Bonds or notes that are exchangeable for common stock at a set price on a set date or at the election of the holder.

Current Income--Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives- Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions-  Dividends and/or capital gains paid by a Fund on its shares.

Diversified--A diversified fund, as defined by the Investment Company Act, is one that has a policy of investing in cash, Government securities and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Denominated--Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration--A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer duration typically more sensitive to interest rate changes than shorter duration.

FDIC- The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. FDIC insurance does not apply to mutual funds.

Illiquid Security--A security which can not be easily sold, or can not be sold without negatively affecting the price.

Investment Grade-- A type of bond rated in the top four investment categories by a nationally recognized ratings organization such as Moodys or Standard & Poors. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

Liquidity-- The ability to quickly sell a security without affecting the price.

Market Timing-- The belief that by guessing correctly, an investor can profit by selling out of the market when prices are high and buying when prices are low.

Moody's -- One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO)-- A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)-- The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The

                                  Income Funds Prospectus (September 26, 1997)40

NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Non-Diversified--Any fund that does not have a policy as described under "diversified" in this glossary.

Options--An option is the right to buy or sell a security based on an agreed upon price for an agreed upon time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price(POP)--the NAV with the sales load added.

Repurchase Agreement--an agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent--a person who has an agreement with the Fund's distributor that allows them to sell Fund shares.

Senior Securities--a security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stock holder does in the event of a company's liquidation.

Shareholder Servicing Agent--anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee--A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P--One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information--A document that supplements and continues the disclosures made in the prospectus.

Stripped Treasury Securities--Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

Taxpayer Identification Number--Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total return--The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio--The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government obligations--Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted-Average Maturity--The average maturity for the debt securities in a portfolio on a dollar for dollar basis

                                  Income Funds Prospectus (September 26, 1997)41

[Back cover]

You may wish to review the following documents:

Statement of Additional Information--supplements and continues the disclosures made by this Prospectus.

Annual/Semi-Annual Report--provides certain financial information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of charge by calling 1-800-222-8222 or from Stagecoach Funds
PO Box 7066
San Francisco, CA 94120-7066

                            STAGECOACH FUNDS, INC.
                            ----------------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A                  Prospectus Captions
------                  -------------------

1                       Cover Page
2                       Summary of Fund Expenses
3                       How To Read the Financial Highlights
                        Summary of Fund Expenses
4                       Summary Information
                        General Risk Considerations
                        Fundamental and Non-Fundamental Investement Policies
                        Organization and Management of the Funds
5                       Summary of Fund Expenses
6                       Organization and Management of the Funds
                        A Choice of Share Classes
                        Additional Services and Policies
7                       A Choice of Share Classes
                        Reduced Sales Charges
                        Your Account
                        Additional Services and Policies
8                       A Choice of Share Classes
                        Reduced Sales Charges
                        Your Account
                        Additional Services and Policies
9                       Not Applicable

Part B                  Statement of Additional Information Captions
------                  --------------------------------------------


10                      Cover Page
11                      Table of Contents
12                      General
13                      Investment Restrictions
                        Additional Permitted Investment Activities
                        Risk Factors
                        SAI Appendix
14                      Management
15                      Management
16                      Management
                        Distribution Plans
                        Servicing Plans and Agreements
                        Fund Expenses
                        Independent Auditors
17                      Portfolio Transactions
18                      Capital Stock; Other
19                      Determination of Net Asset Value
                        Additional Purchase and Redemption Information
20                      Federal Income Taxes

21                      Management of the Company
22                      Performance Calculations
23                      Financial Information

Part C                  Other Information
------                  -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

               Plain English International Equity Prospectus (October 8, 1997) 1


Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                                                                      STAGECOACH
                                                       INTERNATIONAL EQUITY FUND
                                                                      PROSPECTUS


                                                             Class A and Class B

                                                               December 15, 1997

                                            Investment Advisor and Administrator
                                                                Wells Fargo Bank

                                                Distributor and Co-Administrator
                                                                   Stephens Inc.

               Plain English International Equity Prospectus (October 8, 1997) 2


                             FOR YOUR INFORMATION

What is a prospectus? - A prospectus provides you with the information you need in order to make an informed investment decision. It states how a Fund operates and invests its assets.

What is different about this Prospectus? - We have rewritten our Prospectus in "Plain English" to make it easier to read and understand. We have also grouped some of the most important Fund information together.

How is the Fund information organized? - After important summary information and the expense fee table, each Fund's investment objectives and financial highlights are presented. The icons below tell you where various types of information can be found.

What else do I need to understand the Fund? - The Fund has a "Statement of Additional Information" that continues and supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies without charge by calling 1 800-222-8222.

(icon) Investment Objectives and Policies: What is the Fund trying to achieve? How do we intend to invest your money? Look for the check-mark icon to find out.

(icon) Portfolio Holdings: A quick summary of the Fund's key permitted investments and practices.

(icon) Important Risk Factors: What are some of the key risk factors particular to this Fund? Use this information together with the "General Risk Considerations" on page ___ when considering whether this Fund is right for you.

(icon) Additional Fund Facts: Provides additional key information for the Fund.

               Plain English International Equity Prospectus (October 8, 1997) 3

KEY INFORMATION

Summary of Stagecoach International Equity Fund: The Fund described in this Prospectus invests primarily in equity securities of non-US companies. The Fund is an open-end management investment company.

Should you consider investing in these Funds? Yes, if:
 . you are looking to add international investments to your portfolio;
 . you have an investment horizon of at least three to five years; and . you are willing to accept the risks of equity and international investing, including the risk that share prices may fluctuate significantly.

You should NOT consider investing in these Funds if:
 . you are looking for a domestic equity investment;
 . you are looking for FDIC insurance coverage or guaranteed rates of return; . you are unwilling or unable to accept the special risks of international investing; and
 . you are seeking monthly dividend income.

Who are "We"?: In this Prospectus, "We" means the Stagecoach Funds and includes functions such as Investment Advisor that we may have hired others to perform. "Organization and Management of The Funds" in this Prospectus and the Statements of Additional Information provide details on the various roles and who performs them.

Who are "You"?: In this Prospectus, "You" means the shareholder.

Dividends: We have a quarterly dividend policy for the Fund.

Italics: Throughout this Prospectus, words will appear in italicized print. This means that the word is defined in the Glossary beginning on page ___.

               Plain English International Equity Prospectus (October 8, 1997) 4

                                       3
                            SUMMARY OF FUND EXPENSES


The purpose of the Summary of Expenses is to help you understand the various costs and expenses that a shareholder in a Fund will pay directly or indirectly. These tables do not reflect any charges that may be imposed by Wells Fargo bank or another institution in connection with an investment in a Fund. Long-term shareholders of the Funds that asses 12b1 fees could pay more than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc.


SHAREHOLDER TRANSACTION EXPENSES CLASS A SHARES
Maximum Sales Load Imposed on
Purchases (as a percentage of
  offering price)                                              5.25%
Maximum Sales Load Imposed on
  Reinvested Dividends                                         None
Maximum Deferred Sales Load                                    None
Exchange Fees                                                  None

ANNUAL FUND OPERATING EXPENSES CLASS A
 SHARES (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
Management Fee                                                 1.00%
Rule 12b-1 Fee                                                 0.25%
Other Expenses (1)                                             0.50%
                                                               ----
TOTAL FUND OPERATING EXPENSES (1)                              1.75%

EXAMPLE OF EXPENSES
                                               1 YEAR         3  YEARS
                                              --------        --------
You would pay the following expenses
on a $1,000 investment in Class A shares
of the Fund, assuming a 5% annual
return and redemption at the end of
each time period indicated                      $69            $ 105
                                                ---            -----

                        SHAREHOLDER TRANSACTION EXPENSES
                                 CLASS B SHARES

Maximum Sales Load Imposed on
Purchases (as a percentage
  of offering price)                                           None
Maximum Sales Load Imposed on
  Reinvested Dividends                                         None
Maximum Deferred Sales Load (as a
  percentage of the lesser of NAV at
  time of
  purchase or NAV at time of redemption)                       5.00%
Exchange Fees                                                  None

                         ANNUAL FUND OPERATING EXPENSES
                                 CLASS B SHARES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fee                                                 1.00%
Rule 12b-1 Fee                                                 0.75%
Other Expenses (1)                                             0.50%
                                                               ----
TOTAL FUND OPERATING
  EXPENSES (1)                                                 2.25%

EXAMPLE OF EXPENSES
                                                 1 YEAR      3  YEARS
                                                --------     --------

You would pay the following expenses
on a $1,000 investment in Class B shares
of the Fund, assuming a 5% annual
return and redemption at the end of
each time period indicated                        $73         $ 100

You would pay the following expenses
on a $1,000 investment in Class B
shares of the Fund, assuming a 5%
annual return and no redemption:                  $23         $  70

               Plain English International Equity Prospectus (October 8, 1997) 5

International Equity Fund

Managers: Katherine Schapiro (since 8/97)
---------
          Stacey Ho  (since 8/97)

INVESTMENT OBJECTIVE

  The International Equity Fund seeks to earn total return, with an emphasis on capital appreciation, over the long-term, by investing primarily in equity securities of non-U.S. companies.

INVESTMENT POLICIES

  We actively manage a diversified portfolio of equity securities of companies located or operating in major non-US countries and emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the United States.

  We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The financial data we examine includes both the company's historical returns and its projected future returns. Among the other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 . at least 80% of our assets in equity securities of companies located or operating outside the United States;
 . in a minimum of five countries exclusive of the U.S.;
 . up to 50% of our assets in any one country;
 . up to 25% of our assets in emerging markets;
 . in issuers with an average market capitalization of US $10 billion or more, although we may invest in equity securities of issuers with market capitalization as low as US$250 million;
 . in equity securities including common stocks, preferred stocks, warrants, convertible instruments, ADRs, GDRs (and similar instruments) and shares of other mutual funds;

  Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and forward foreign currency contracts.

  We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. We may also, for defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interest of shareholders to do so.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

Investments in foreign and emerging markets present special risks, including currency, political, diplomatic, regulatory and liquidity risks. These risks are defined on page __. In addition, certain fees, such as custodial, transaction and registration fees may be higher than similar fees incurred by funds investing solely within the U.S.

ADDITIONAL FUND FACTS

                Plain English International Equity Prospectus (October 8, 1997)6

In allocating among countries, regions and industry sectors, we consider factors such as economic growth prospects, monetary and fiscal policies, political stability, currency trends, market liquidity and investor sentiment. We do not expect our turnover ratio to exceed 100% under normal market conditions, but this target will not limit our discretion in buying or selling securities. Higher turnover will result in higher transaction costs, which are passed on to shareholders.

                Plain English International Equity Prospectus (October 8, 1997)7

GENERAL RISK CONSIDERATIONS

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. Some risks are common to all the Stagecoach Funds. Chief among these risks is the following:

 . Unlike bank deposits such as CD's or savings accounts, mutual funds are NOT
  INSURED BY THE FDIC.
 . We CANNOT GUARANTEE that we will meet our investment objectives.
 . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.
 . Share prices--and therefore the value of your investment--WILL INCREASE AND
  DECREASE with changes in the value of the underlying securities and other investments. This is referred to as volatility.
 . Investing in any mutual fund, including the most conservative, involves RISK,
  INCLUDING THE POSSIBLE LOSS OF ANY MONEY YOU INVEST.
 . No single Fund, by itself, constitutes a complete investment plan.

Some of our mutual funds invest in securities that involve particular kinds of risk.

 . Funds that invest in equities are subject to EQUITY MARKET RISK, which is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.

 . Funds that invest in debt instruments, such as notes and bonds, are subject to CREDIT RISK and INTEREST-RATE RISK. Credit risk is the chance that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

 . Funds that invest in SMALLER COMPANIES, FOREIGN COMPANIES (including investments made through American Depository Receipts and similar instruments), and in EMERGING MARKETS are subject to additional risks, including less liquidity and greater volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

The following list describes risks considerations of particular importance to an investor considering adding international exposure to a portfolio. Since the International Equity Fund has a much greater exposure to non-U.S. investments, including the use of non-U.S. stock exchanges, the following risks are present in a much greater degree than they are in other Stagecoach Funds. Please consider these additional risks carefully.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of investment made in a security denominated in that foreign currency.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

                Plain English International Equity Prospectus (October 8, 1997)8

Emerging Market Risk--The risk that the emerging market, as define in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors.

Information Risk--The risk that information about a security is either unavailable or is inaccurate.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

We may also use certain DERIVATIVE instruments such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

We may invest a portion of our assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

What follows is a general list of the types of risks that may affect a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed

Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk--The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of stock, bond or other security will reduced by market activity. This is the basic risk associated with all securities investments.

                Plain English International Equity Prospectus (October 8, 1997)9


--------------------------------------------------------------
                                                   I   E
                                                   N   Q
                                                   T   U
                                                   E   I
                                                   R   T
                                                   N   Y
 This table lists some of the additional           A   .
 investment practices of the Fund,                 T   .
 including some not disclosed in the               I   .
 Investment Objectives and Investment              O   .
 Policies section of the Prospectus.               N   .
 THE RISKS INDICATED AFTER THE                     A   .
 DESCRIPTION OF THE PRACTICE ARE NOT               L   .
 THE ONLY POTENTIAL RISKS ASSOCIATED
 WITH THAT PRACTICE, BUT ARE AMONG THE
 MORE PROMINENT. Market risk is assumed
 for each.  See the Investment
 Objectives and Policies or the
 Statements of Additional Information
 for limits on these practices.
--------------------------------------------------------------
 INVESTMENT PRACTICE/RISK
--------------------------------------------------------------
 Hedging and Related Strategies - The
 attempt to protect the U.S. dollar                    x
 equivalent of investments by buying
 and selling foreign currency
 contracts. Currency Risk
--------------------------------------------------------------
 Warrants--The right to buy securities
 at a specific price for a specific                    x
 time. We can only buy warrants on
 securities that are permitted
 investments according to the
 Investment Objective and Policies. We
 may invest up to 5% of assets in
 warrants.  Market Risk
--------------------------------------------------------------
 Repurchase Agreements--A transaction in
 which the seller of a security agrees                 x
 to buy back a security at an agreed
 upon time and price, usually with
 interest. Credit Risk
--------------------------------------------------------------
 Other Mutual Funds--The temporary
 investment in shares of an                            x
 unaffiliated investment company.
--------------------------------------------------------------
 Foreign Securities--Securities of a
 non-U.S. company or debt of a foreign
 government. Information, Political,                   x
 Regulatory, Diplomatic and Currency
 Risk.
--------------------------------------------------------------
 Non-U.S. Stock Exchanges--The buying
 and selling of securities on foreign                  x
 exchanges that may be less mature,
 more volatile, poorly regulated or
 comparatively antiquated.
--------------------------------------------------------------
 Emerging Markets--Investments in
 companies located or operating in
 countries considered developing or to                 x
 have "emerging" stock markets.
 Generally, these investments have the
 same type of risks as Foreign
 Obligations but to a higher degree.
 Information, Political, Regulatory,
 Diplomatic and Currency Risk.
--------------------------------------------------------------
 Privately Issued Securities--Securities
 that are not publicly traded but which                x
 may be resold in accordance with Rule
 144A of the Securities Act of 1933.
 Liquidity Risk
--------------------------------------------------------------
 Illiquid Securities--As defined in the               15
 Glossary, illiquid securities are
 limited to the percentage indicated
 for each Fund.
--------------------------------------------------------------

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

The Investment Objectives described for the Fund is not fundamental and may be changed without approval by vote of a majority of shareholders.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statements of Additional Information for additional discussion.

               Plain English International Equity Prospectus (October 8, 1997)10

A CHOICE OF SHARE CLASSES

After choosing a Fund, your next most important choice is which share class to buy. The Fund offered in this Prospectus are two of the available share classes:
 . CLASS A SHARES - with a front-end sales charge, volume reductions and lower on-going expenses than Class B shares.
 . CLASS B SHARES - with a contingent deferred sales charge (CDSC) that diminishes over time, and higher on-going expenses.

The choice between Class A and Class B shares is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest. You may also like the possibility of avoiding any contingent deferred sales charge. If so, then consider Class B shares. Please note that Class B shares convert to Class A shares after six years to avoid the continued higher on-going expenses assessed against Class B shares.

Please see the expenses listed for the Fund and the following load tables before making your decision. You should also review the "Reduced Sales Charges" and "Class B Reductions and Sales Charge Waivers" below. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SCHEDULE

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.

Class A shares listed in this prospectus have the following charge schedule:

-----------------------------------------------------------------------------------------------------------------------------------
  Amount of Purchase        Front-end Sales Charge              Front-end Sales Charge           Dealer Allowance as %
                           as % of Public Offering                as % of  Net Amount           Of Public Offering Price
                                   Price                               Invested
-----------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                     5.25%                              5.54%                             4.75%
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                    4.50%                              4.71%                             3.75%
-----------------------------------------------------------------------------------------------------------------------------------
$100,000 to $249,000                  3.50%                              3.63%                             2.75%
-----------------------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999                  2.50%                              2.56%                             2.00%
-----------------------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999                  2.00%                              2.04%                             1.75%
-----------------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                   0.00%/1/                           0.00%                             1.00%
-----------------------------------------------------------------------------------------------------------------------------------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

CLASS B SHARE CDSC SCHEDULE

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a contingent deferred sales charge (CDSC) based on how long you have held your shares. Certain exceptions apply (see "Class B Reductions and Sales Charge Waivers"). The CDSC schedule is as follows:

               Plain English International Equity Prospectus (October 8, 1997)11


Redemptions Within:    1 Year   2 Years   3 Years   4 Years   5 Years   6 Years
--------------------------------------------------------------------------------
CDSC                   5.00%     4.00%     3.00%     3.00%     2.00%     1.00%

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the B shares are converted to A shares to reduce your future on-going expenses.

               Plain English International Equity Prospectus (October 8, 1997)12

REDUCED SALES CHARGES

Generally, we offer more sales charge reductions for Class A shares than for Class B, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

CLASS A SHARE REDUCTIONS:
 . You pay no sales charges on Fund shares you buy with REINVESTED DISTRIBUTIONS. . You pay a lower sales charge if you are investing an amount over a BREAKPOINT
  LEVEL. See the "Class A Share Schedule" above.
 . By signing a LETTER OF INTENT (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.
 . RIGHTS OF ACCUMULATION (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.
 . If you are REINVESTING THE PROCEEDS OF A STAGECOACH FUND REDEMPTION for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.
 . You may reinvest into a Stagecoach Fund with no sales charge A REQUIRED
  DISTRIBUTION from a pension, retirement, benefits, or similar plan for which Wells Fargo acts as trustee provided the distribution occurred within the last 30 days.

If you believe you should receive any of these reductions, it is up to you to ask the selling agent or the shareholder serving agent for the reduction and to provide appropriate proof of eligibility.

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

 . a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;
 . a trustee or fiduciary purchasing for a single fiduciary relationship; or . the members of a "qualified group" which consists of a "Company" (as defined in the 1940 Act), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

Call-out: "How a Letter of Intent Can Save You Money!" - If you plan to invest, for example, $100,000 in a Stagecoach Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 5.25% on the first $50,000, then 4.50% on the next $49,999!

CLASS B SHARE CDSC REDUCTIONS:
 . You pay no CDSC on Funds shares you purchase with REINVESTED DISTRIBUTIONS. . We waive the CDSC for all redemptions made because of SCHEDULED OR MANDATORY
  DISTRIBUTIONS for certain retirement plans. (See your retirement plan disclosure for details.)

               Plain English International Equity Prospectus (October 8, 1997)13

 . We waive the CDSC for redemptions made in the event of the SHAREHOLDER'S DEATH
  OR FOR A DISABILITY SUFFERED AFTER PURCHASING SHARES. ("Disability" is defined by the Internal Revenue Code of 1986.)
 . We waive the CDSC for redemptions made at the COMPANY'S DIRECTION in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

WAIVERS FOR CERTAIN PARTIES:

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:
 . CURRENT AND RETIRED EMPLOYEES, directors and officers of:
     .    The Stagecoach Funds and its affiliates;
     .    Wells Fargo Bank and its affiliates;
     .    Stephens and its affiliates; and
     .    Broker-Dealers who act as Selling Agents.
 . The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom the Company has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer. (See the Statements of Additional Information for full list of applicable omnibus account types.)

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the disclosure statements governing that account. These disclosures may supersede the terms and conditions discussed here.

                Plain English International Equity Propectus (October 8, 1997)14


YOUR ACCOUNT

This section tells you how to open an account and how to buy, sell or exchange shares once your account is open.

You can buy Fund shares:
 .  By opening an account directly with the Fund (simply complete and return a
   Stagecoach Funds application with proper payment);
 . Through a brokerage account with an approved selling agent; or . Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:
 . $1,000.00 per Fund minimum initial investment, or . $100.00 per Fund minimum initial investment if you use the AutoSaver option. . $100.00 per Fund for all investments after your first.
 . We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.

Important Information:
 . Read this prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statements of Additional Information. Copies are available free of charge from your financial consultant or by calling 1-800 222-8222.
 . We process requests to buy or sell shares at 1:00 PM Pacific Time on every business day. Any request we receive in proper form before 1:00 PM PT is processed the same business day. Requests we receive after 1:00 PM PT are processed at 1:00 PM PT the next business day.
 . It is the nature of a mutual fund investment that the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.
 . We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day as of the close of the New York Stock Exchange. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statements of Additional Information for further disclosure.
 . You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Investor Services (1 800-222-
   8222) if you are investing directly with the Company, or speak to your selling agent if you are buying shares through a brokerage account.
 . Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.

HOW TO BUY SHARES - Lay out note: Converted into table

The following section explains how you can buy shares directly from the Company. For Funds held through brokerage and other types of accounts, please consult your selling agent.

By Mail:

If you are buying shares for the first time:
 .  Complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
 .  Enclose a check for at least $1,000.00 made out in the full name and share class of the Fund. For example, "Stagecoach Aggressive Growth Fund, Class B". . You may start your account with $100.00 if you elect the AutoSaver option on the application.

             Plain English International Equity Prospectus (October 8, 1997) 15



If you are buying additional shares:
 .  Make a check payable to the full name and share class of your Fund for at least $100.00. Be sure to write your account number on the check as well. . Enclose the payment stub/card from your statement if available.

In Table on left: Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-9201.

By Wire:

Initial Purchase:

 . If you do not currently have an account, complete a Stagecoach Funds application. You must wire at least $1,000.00. Be sure to indicate the Fund name and the share class into which you intend to invest.
 .  Mail the completed application to: Stagecoach Funds, P.O. Box 7066, San
   Francisco, CA 94120-9201.
 .  You may also fax the completed application (with original to follow) to: 1-
   415-546-0280.

Subsequent Purchases:
 . Instruct your wiring bank to transmit at least $100.00 according to the instructions given to the left. Be sure to have the wiring bank include your current account number and the name your account is registered in:

In Table on left:
                      Wells Fargo Bank, N.A.
                      San Francisco California
                      Bank Routing Number 121000248
                      Wire Purchase Account Number: 4068-000587
                      Attention: Stagecoach Funds (Name of Fund and Share Class) Account Name: (Registration Name Indicated on Application)

By Phone:

If you are buying shares for the first time:
 .  You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Account.
 .  Call Investor Services and instruct the representative to either:
                 . transfer at least $1,000.00 from a linked settlement account, or
                 . exchange at least $1,000.00 worth of shares from an existing Stagecoach Fund. Please see "EXCHANGES" for special rules.

If you are buying additional shares:
 .  Call Investor Services and instruct the representative to either:
                 . transfer at least $100.00 from a linked settlement account, or
                 . exchange at least $100.00 worth of shares from another Stagecoach Fund.

In Table on left: 1 800-222-8222

We will process all requests to buy shares at the first NAV calculated after the request and proper payment are received.

SELLING SHARES - Lay out note: converted into tables

The following section explains how you can sell shares by mail or by telephone held directly by the Company. For Funds held through brokerage and other types of accounts, please consult your selling agent.

By Mail:

               Plain English International Equity Prospectus (October 8, 1997)16


 . Write a letter stating your account registration, your account number, the Fund you wish to redeem and the dollar amount ($100.00 or more) of the redemption you wish to receive (or write "Full Redemption").
 .  Make sure all the account owners sign the request.
 . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire ($5000.00 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
 . Signature Guarantees are required for mailed redemption requests over $5000.00. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

Mail to: Stagecoach Funds, PO Box 7066, San Francisco, CA 94120-9201.

By Phone:
 .  Call Investor Services to request a redemption of at least $100.00. Be prepared to provide your account number and Taxpayer Identification Number.
 .  Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
 . You may request that redemption proceeds be sent to you by check, by transfer into a ACH-linked bank account, or by wire ($5000.00 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
 .  Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.
 . Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer
   Identification Number on the account.

Call: 1-800-222-8222

General Notes for Selling Shares:
 .  We will process redemption requests we receive in proper form before 1:00
   P.M. Pacific Time at the NAV determined on the same business day.
 . We determine the NAV each day as of the close of the New York Stock Exchange. . Your redemptions of Class B and Class C shares, and Class A shares where applicable, are net of any applicable CDSC.
 . If you purchased shares through a packaged investment product or retirement plan, read the disclosure governing selling shares provided by the product or plan. There maybe special requirements that supercede the disclosures in this Prospectus.
 . We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions may also be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions may also be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
 . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

                Plain English International Equity Propectus (October 8, 1997)17



EXCHANGES

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:
 .  You will need to read the Prospectus for the Fund into which you wish to exchange.
 .  Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.
 . If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).
 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.
 .  Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.
 . If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform the Company that you have already paid the higher load.
 .  Exchanges between Class B shares or between Class B shares and a Stagecoach
   Money Market Fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.
 .  Exchanges from any share Class to a Money Market Fund can only be re-
   exchanged for the original share Class.
 . In order to discourage market timing and excessive transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.
 . You may make exchanges between like share Classes, or between any share Class and a Money Market Fund. You may not make exchanges between Class A shares of a non-Money Market Fund and Class B shares

                Plain English International Equity Propectus (October 8, 1997)18


ADDITIONAL SERVICES AND POLICIES

AUTOMATIC PROGRAMS:

These programs help you conveniently purchase or redeem shares each month:
 . AUTOSAVER PLAN - you need only specify an amount of at least $100.00 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20/20th/ of each month if you have not specified a day. Please call Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.
 . SYSTEMATIC WITHDRAWAL PROGRAM - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100.00 on or about the 5th business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you :
   .  must have a Fund account valued at $10,000.00 or more;
   . you must have distributions reinvested; and . you may not simultaneously participate in an AutoSaver Plan.

It generally takes about 10 days to set up either plan once we have received your instructions. We automatically cancel your program if the linked account you specified is closed.

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

You may choose to do any of the following:

 . AUTOMATIC REINVESTMENT OPTION - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.
 .  FUND PURCHASE PLAN - Uses your distributions to buy shares at NAV of another
   Stagecoach Fund of the same share class or a Money Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.
 . AUTOMATIC CLEARING HOUSE OPTION - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.
 . CHECK PAYMENT OPTION - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

Call Out - "Two Things to Keep In Mind About Distributions" -- Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.

TAXES

We will pass on to you net investment income and net short-term capital gains earned by the Fund as dividend distributions. These are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of dividend income from their taxable income.

Long-term capital gains earned by the Fund will be passed on to you as capital gains and will be taxable to you as long-term capital gains. In general, distributions are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31.

                Plain English International Equity Propectus (October 8, 1997)19


Your redemptions will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents may also be subject to tax withholding.

Additional details about the tax consequences of investing are available to you in the Statements of Additional Information. The discussion of taxes is only a summary based on laws in effect as of the date of this Prospectus and is not a substitute for careful tax planning.

SPECIAL NOTICES:

SHARE CLASS: This prospectus contains information about Class A and Class B shares. The Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in the Funds.

CONVERSION OF CLASS B SHARES - We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going 12b-1 fees assessed Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the same Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.

MINIMUM ACCOUNT VALUE - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000.00 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

STATEMENTS - We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

DEALER CONCESSIONS AND 12B-1 FEES - Stephens Inc. as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the Dealer Allowance to the selling agent, if any. Stephens also compensates selling agents for the sale of Class B shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A and Class B shares of the same Fund. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally split among the Funds. Funds with higher assets levels pay a higher proportion of these costs.

STATEMENTS OF ADDITIONAL INFORMATION- Additional information about some of the topics discussed in this Prospectus as well as details about return calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1 800-222-8222.

GLASS-STEAGALL ACT - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statements of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

VOTING RIGHTS--All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A Fund's shareholder of record is

                Plain English International Equity Propectus (October 8, 1997)20


entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the SAI.

               Plain English International Equity Prospectus (October 8, 1997)21


ORGANIZATION AND MANAGEMENT OF THE FUNDS

A number of different companies and divisions perform the various tasks that are required for a mutual fund company. This section show how the Funds are organized, who performs which of the various roles and what compensation they receive. Further information is available in the Statement of Additional Information for the Fund.

ABOUT STAGECOACH

The Fund is one of 31 of Stagecoach Funds, Inc. Stagecoach was organized on September 9, 1991 as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. Some of these service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies or considering, where applicable, matters affecting a Master Portfolio.


                                  SHAREHOLDERS


                          FINANCIAL SERVICES FIRMS AND
                             THEIR REPRESENTATIVES

                         Advise current and prospective
                     shareholders on their Fund investments

DISTRIBUTOR                 ADMINISTRATOR                TRANSFER and                  SHAREHOLDER
& CO-ADMINISTRATOR                                       DIVIDEND DISBURSING           SERVICING
                                                         AGENTS                        AGENTS
Stephens Inc.               Wells Fargo Bank             Wells Fargo Bank              Various Agents
111 Center St.              525 Market St.               525 Market St.
Little Rock, AR             San Francisco, CA            San Francisco, CA

Markets the Funds,          Manages the Funds'           Maintains records of          Provide services to
distributes shares          business activities          shares and supervises         customers
and manages the Funds'                                   the paying of dividends
business activities

          INVESTMENT ADVISOR                     CUSTODIAN

          Wells Fargo Bank                       Wells Fargo Bank
          525 Market St.                         525 Market St.
          San Francisco, CA                      San Francisco, CA

          Manages Funds' investment              Provides safekeeping for
          activities                             the Funds' assets


                               BOARD OF DIRECTORS
                        Supervises the Funds' activities

               Plain English International Equity Prospectus (October 8, 1997)22


In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

THE INVESTMENT ADVISOR

Wells Fargo Bank is the advisor for the Fund.   Wells Fargo Bank, founded in
1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells & Fargo and Co., a national bank holding company. As of August 1, 1997 Wells Fargo Bank and its affiliates managed over $57 billion in assets.

THE ADMINISTRATOR

Wells Fargo Bank is the administrator of the Fund. Wells Fargo is paid .04% for these services.

THE DISTRIBUTOR AND CO-ADMINISTRATOR

Stephens Inc. is the Funds distributor and co-administrator.  Stephen's receives
 .02% for its role as co-administrator. Stephens receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Fund shares.


SHAREHOLDER SERVICING PLAN

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services we pay as follows:


                                   CLASS A     CLASS B

International Equity Fund          .25%        .25%


DISTRIBUTION PLAN

We have adopted distribution plans for Class A and Class B shares that are used to pay for distribution-related services. The fees paid under these plans are as follows:

                                   CLASS A     CLASS B

International Equity Fund          .10%        .75%

               Plain English International Equity Prospectus (October 8, 1997)22


PORTFOLIO MANAGERS - The following is a list of portfolio managers identified within the Fund's summaries. More detailed biographical information is available in the Statement of Additional Information.


KATHERINE SCHAPIRO, CFA
Member of Wells Fargo Equity Strategy Committee
With Wells Fargo since 1992.

STACEY HO ,
Foreign Stock analyst.
With Wells Fargo since 1997 after working for Clemente Capital Management from 1995 to 1996, and Edison International from 1990 through 1995.

               Plain English International Equity Prospectus (October 8, 1997)22


GLOSSARY

ACH--Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

American Depository Receipts -Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning equity in foreign companies

Business Day - Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation - The increase in the value of a share. See also "total return".

Capitalization - When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by their price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization".

Capital Structure--Refers to how a company has raised money to operate. Can include borrowing or selling stock.

Convertible Debt Securities-Bonds or notes that are exchangeable for common stock at a set price on a set date or at the election of the holder.

Current Income--Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives- Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions - Dividends and/or capital gains paid by a Fund on its shares.

Diversified--A diversified fund, as defined by the Investment Company Act, is one that has a policy of investing in cash, Government securities and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Denominated--Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration--A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets - Markets associated with a country that is considered by the International Finance Corporation to have an "emerging" stock market.

FDIC- The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. FDIC insurance does not apply to mutual funds.

Illiquid Security--A security which can not be easily sold, or can not be sold without negatively affecting the price.

Investment Grade - A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

               Plain English International Equity Prospectus (October 8, 1997)22


Initial public offering- The first time a company's stock is offered for sale to the public.

Liquidity -The ability to quickly sell a security without affecting the price.

Market Timing - The belief that by guessing correctly, an investor can profit by selling out of the market when prices are high and buying when prices are low.

Moody's - One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO) - A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV) - The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Non-Diversified--Any fund that does not have a policy as described under "diversified" in this glossary.

Options - An option is the right to buy or sell a security based on an agreed upon price for an agreed upon time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP) - the NAV with the sales load added.

Price-to-earnings ratio - The ratio between a stock's price and its historical, current or anticipated earnings. Low P/E ratios typically indicate a high yield. High P/E ratios are a characteristic of growth stocks which generally have low current yields.

Repurchase Agreement - an agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent - a person who has an agreement with the Fund's distributor that allows them to sell Fund shares.

Senior Securities - a security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stock holder does in the event of a company's liquidation.

Shareholder Servicing Agent - anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee- A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P- One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information - A document that supplements and continues the disclosures made in the prospectus.

Taxpayer Identification Number - Usually the social security number for an individual or the Employer Identification Number for a corporation.

               Plain English International Equity Prospectus (October 8, 1997)22


Total return - The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio - The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued - Describes a stock that is believed to be worth more than its current selling price.

U.S. Government obligations--Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Value Strategy - A type of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its true value.

Warrants - The right to buy a stock at a set price for a set time.

               Plain English International Equity Prospectus (October 8, 1997)22


[Back cover]

You may wish to review the following documents:

Statement of Additional Information--supplements and continues the disclosures made by this Prospectus.

Annual/Semi-Annual Report--provides certain financial information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of charge by calling 1-800-222-8222 or from Stagecoach Funds
PO Box 7066
San Francisco, CA 94120-7066

                            STAGECOACH FUNDS, INC.
                            ----------------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A                  Prospectus Captions
------                  -------------------

1                       Cover Page
2                       Summary of Fund Expenses
3                       How To Read the Financial Highlights
                        Summary of Fund Expenses
4                       Summary Information
                        General Risk Considerations
                        Fundamental and Non-Fundamental Investement Policies
                        Organization and Management of the Funds
5                       Summary of Fund Expenses
6                       Organization and Management of the Funds
                        A Choice of Share Classes
                        Additional Services and Policies
7                       A Choice of Share Classes
                        Reduced Sales Charges
                        Your Account
                        Additional Services and Policies
8                       A Choice of Share Classes
                        Reduced Sales Charges
                        Your Account
                        Additional Services and Policies
9                       Not Applicable

Part B                  Statement of Additional Information Captions
------                  --------------------------------------------


10                      Cover Page
11                      Table of Contents
12                      General
13                      Investment Restrictions
                        Additional Permitted Investment Activities
                        Risk Factors
                        SAI Appendix
14                      Management
15                      Management
16                      Management
                        Distribution Plans
                        Servicing Plans and Agreements
                        Fund Expenses
                        Independent Auditors
17                      Portfolio Transactions
18                      Capital Stock; Other
19                      Determination of Net Asset Value
                        Additional Purchase and Redemption Information
20                      Federal Income Taxes

21                      Management of the Company
22                      Performance Calculations
23                      Financial Information

Part C                  Other Information
------                  -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                     Money Market Prospectus (October 9, 1997)-1




Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING P.O.SSIBLE LOSS OF PRINCIPAL AND WE CAN NOT ASSURE YOU THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


                                                                      STAGECOACH
                                                   MONEY MARKET FUNDS PROSPECTUS

                                                        Money Market Mutual Fund

                                                       California Tax-Free Money
                                                              Market Mutual Fund

                                                                Government Money
                                                              Market Mutual Fund

                                                         National Tax-Free Money
                                                              Market Mutual Fund

                                                           Treasury Money Market
                                                                     Mutual Fund


                                                                         Class A

                                                               December 15, 1997

                                            Investment Advisor and Administrator
                                                                Wells Fargo Bank

                                                Distributor and Co-Administrator
                                                                   Stephens Inc.

                                     Money Market Prospectus (October 9, 1997)-2


FOR YOUR INFORMATION

What is a prospectus? - A prospectus provides you with the information you need in order to make an informed investment decision. It states how a Fund operates and invests its assets.

What is different about this Prospectus? - We have rewritten our Prospectus in "Plain English" to make it easier to read and understand. We have also grouped some of the most important Fund information together.

How is the Fund information organized? - After important summary information and the expense fee table, each Fund's investment objectives and financial highlights are presented. The icons below tell you where various types of information can be found.

What else do I need to understand these Funds? - Each Fund has a "Statement of Additional Information" that continues and supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies without charge by calling 1 800-222-8222.

(icon) Investment Objectives and Policies: What is the Fund trying to achieve? How do we intend to invest your money? What makes it different from the other Funds offered in this Prospectus? Look for the check-mark icon to find out.

(icon) Portfolio Holdings: A quick summary of a Fund's key permitted investments and practices.

(icon) Important Risk Factors: What are some of the key risk factors particular to this Fund? Use this information together with the "General Risk Considerations" on page ___ when considering whether this Fund is right for you.

(icon) Additional Fund Facts: Provides additional key information for each Fund.

                                     Money Market Prospectus (October 9, 1997)-3


SUMMARY INFORMATION

Summary of Stagecoach Money Market Funds: The Funds described in this Prospectus invest in money market instruments, seek to maintain a $1.00 per share net asset value in order to preserve principal, and distribute dividends once a month.

Should you consider investing? Yes, if:
 .    you are looking for a fund in which to invest short-term cash;
 .    you are looking to preserve principal;
 .    you are looking for monthly income.

You should not consider investing if:
 .    you are looking for FDIC coverage or guaranteed rates of return;
 .    you are unwilling to accept that you may lose money on your investment;
 .    you are unwilling to accept the risk that we may be unable to maintain a
     $1.00 per share net asset value and that your investment principal may fluctuate; and
 .    you are seeking long-term total return.

Key Information:

Dividends: We will pay dividends, if any, monthly.

Who are "We"?: In this Prospectus, "We" means the Stagecoach Funds and includes functions such as Investment Advisor that we may have hired others to perform. "Organization and Management of The Funds" in this Prospectus and the Statements of Additional Information provide details on the various roles and who performs them.

Who are "You"?: In this Prospectus, "You" means the shareholder.

Key terms: "Money Market Instruments" is used in this Prospectus in reference to a broad variety of short-term debt securities, commercial paper, certificates of deposit, repurchase agreements and other investment activities described in the Glossary and the Additional Investment Practices on page __ for further details.

Italics: Throughout this Prospectus, words will appear in italicized print. This means that the word is defined in the Glossary beginning on page ___.

                                     Money Market Prospectus (October 9, 1997)-4


HOW TO READ THE FINANCIAL HIGHLIGHTS

After each Fund's Investment Objective and Investment Policies, charts are provided showing important financial information derived from the Funds' Financial Highlights for the fiscal period ended March 31, 1997. The statements were audited by KPMG Peat Marwick LLP. Other auditors audited statements for the Government and the Treasury Money Market Funds for periods prior to October 1, 1995. Here is an explanation of some terms that will help you interpret these charts.

NET ASSET VALUE (NAV)--The value of one share of a class of a Fund, excluding any sales charge. See the Glossary for a fuller definition.

NET INVESTMENT INCOME--When we receive dividend or interest payments from an investment or earn trading profits, we deduct management fees, administrative and other expenses and then record the result as net investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends From Net Investment Income."

NET REALIZED AND UNREALIZED CAPITAL GAINS--We buy and sell investments frequently. The profit on an investment sold for more than its purchase price is a realized capital gain while any loss is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The number in this category is the total gains or losses of a class divided by the number of outstanding fund shares for that class. The amount of capital gain or loss per share that was passed on to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

NET ASSETS--The value of the investments in a Fund's portfolio that are attributable to a particular class of the Fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS--This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administrative and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS--This ratio is the result of dividing net investment income (or loss) by average net assets.

PORTFOLIO TURNOVER--Portfolio turnover is expressed as a percentage of a Fund's investment portfolio and reflects the trading activity in the portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

                                     Money Market Prospectus (October 9, 1997)-5


                           SUMMARY OF FUND EXPENSES

                           MONEY MARKET MUTUAL FUNDS

                       SHAREHOLDER TRANSACTION EXPENSES

                                                                                  MONEY
                                                       CALIFORNIA  GOVERNMENT     MARKET    NATIONAL   TREASURY
                                                        TAX-FREE   (A SHARES)   (A SHARES)  TAX-FREE  (A SHARES)
                                                       ----------  -----------  ----------  --------  ----------
Maximum Sales Charge Imposed
    on Purchases (as a percentage of offering             None        None        None        None      None
    price)
Maximum Sales Charge on Reinvested                        None        None        None        None      None
 Distributions
Maximum Sales Charge on Redemptions                       None        None        None        None      None
Exchange Fees                                             None        None        None        None      None

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                   MONEY
                                                       CALIFORNIA   GOVERNMENT     MARKET    NATIONAL    TREASURY
                                                        TAX-FREE    (A SHARES)   (A SHARES)  TAX-FREE   (A SHARES)
                                                       -----------  -----------  ----------  ---------  ----------
Management Fee (after waivers or reimbursements)/1/          0.50%        0.25%       0.40%      0.00%       0.12%
Rule 12b-1 Fees                                              0.03%        0.05%       0.02%      0.05%       0.05%
Other Expenses (after waivers or reimbursements)/2/          0.12%        0.40%       0.33%      0.65%       0.38%
                                                             ----         ----        ----       ----        ----
TOTAL FUND OPERATING EXPENSES (after
waivers or reimbursements)/3/                                0.65%        0.70%       0.75%      0.70%       0.55%
                                                             ====         ====        ====       ====        ====

_______________________

/1/ Management Fee (before waivers or reimbursements) would be payable at the maximum annual rate of 0.30% for the National Tax-Free Money Market Mutual Fund and 0.25% for Class A shares of the Treasury Money Market Mutual Fund.
/2/ Other Expenses (before waivers or reimbursements) would be: 0.49% for the California Tax-Free Money Market Mutual Fund, 0.43% for Class A shares of the Government Money Market Mutual Fund, 0.46% for Class A shares of the Money Market Mutual Fund and 1.00% for the National Tax-Free Money Market Mutual Fund and.
/3/ Total Fund Operating Expenses (before waivers or reimbursements) would be
    1.02% for the California Tax-Free Money Market Mutual Fund, 0.73% for the Class A shares of the Government Market Mutual Fund, 0.88% for Class A shares of the Money Market Mutual Fund, 1.35% for the National Tax-Free Money Market Mutual Fund and 0.68% for Class A shares of the Treasury Money Market Mutual Fund.

                                   Money Market Prospectus (October 9, 1997) - 6

                              EXAMPLE OF EXPENSES

  You would pay the following expenses on a $1,000 investment in a Fund, assuming a 5% annual return and redemption at the end of each time period indicated:

                                                        1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                        ------  -------  -------  --------
California Tax-Free Money Market Mutual Fund                $7      $21      $36       $81
Government Money Market Mutual Fund (Class A shares)        $7      $22      $39       $87
Money Market Mutual Fund (Class A shares)                   $8      $24      $42       $93
National Tax-Free Money Market Mutual Fund                  $7      $22      $39       $87
Treasury Money Market Mutual Fund (Class A shares)          $6      $18      $31       $69

                                   Money Market Prospectus (October 9, 1997) - 7

Money Market Mutual Fund

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

          The Money Market Mutual Fund seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments.

INVESTMENT POLICIES

          We actively manage a portfolio of U.S. dollar-denominated, high quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less. We may also engage in certain other investment activities including, for example, repurchase agreements.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest in:
 .    commercial Paper rated at the date of purchase as P-1 by Moody's or A-1+ or
     A-1 by S&P;
 .    negotiable certificates of deposits and banker's acceptances
 .    repurchase agreements;
 .    U.S. Government obligations;
 .    short-term, U.S. dollar-denominated debt of U.S. branches of foreign banks;
 .    municipal obligations; and
 .    shares of other mutual funds.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

ADDITIONAL FUND FACTS

                                     Money Market Prospectus (October 9, 1997)-8


                           MONEY MARKET MUTUAL FUND
                        FOR A CLASS A SHARE OUTSTANDING

                                          SIX MONTHS     PERIOD        YEAR         YEAR        YEAR      PERIOD
                                             ENDED        ENDED        ENDED        ENDED       ENDED      ENDED
                                           MARCH 31,    SEPT. 30,    DEC. 31,     DEC. 31,    DEC. 31,   DEC. 31,
                                            1997/1/      1996/1/       1995         1994        1993      1992/2/
                                          -----------  -----------  -----------  -----------  ---------  ---------
Net Asset Value, Beginning of Period      $     1.00   $     1.00   $     1.00   $     1.00   $   1.00   $   1.00
Income from Investment Operations:
  Net Investment Income                         0.02         0.03         0.05         0.04       0.03       0.02
  Net Realized and Unrealized Gain
    (Loss) on Investments                       0.00         0.00         0.00         0.00       0.00       0.00
                                          ----------   ----------   ----------   ----------   --------   --------
Total from Investment Operations                0.02         0.03         0.05         0.04       0.03       0.02
Less Distributions:
  Dividends from Net Investment Income         (0.02)       (0.03)       (0.05)       (0.04)     (0.03)     (0.02)
  Distributions from Net Realized Gain          0.00         0.00         0.00         0.00       0.00       0.00
                                          ----------   ----------   ----------   ----------   --------   --------
Total From Distributions                       (0.02)       (0.03)       (0.05)       (0.04)     (0.03)     (0.02)
                                          ----------   ----------   ----------   ----------   --------   --------
Net Asset Value, End of Period            $     1.00   $     1.00   $     1.00   $     1.00   $   1.00   $   1.00
                                          ==========   ==========   ==========   ==========   ========   ========
Total Return (not annualized)                   2.36%        3.55%        5.34%        3.74%      2.70%      1.50%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)       $4,640,148   $3,799,908   $2,892,621   $2,343,942   $317,474   $236,269
Ratios to Average Net Assets
  (annualized):
  Ratio of Expenses to Average Net              0.75%        0.75%        0.75%        0.69%      0.58%      0.20%
    Assets
  Ratio of Net Investment Income to
    Average Net Assets                          4.71%        4.66%        5.13%        4.12%      2.67%      2.98%
Ratio of Expenses to Average Net Assets
  Prior To Waived Fees and Reimbursed
  Expenses                                      0.90%        0.88%        0.83%        0.89%      1.00%      0.94%
Ratio of Net Investment Income to
  Average Net Assets Prior To Waived
  Fees and Reimbursed Expenses                  4.56%        4.53%        5.05%        3.92%      2.25%      2.24%

__________________________
_______________________

/1/ The Fund changed its fiscal year-end from December 31 to September 30. /2/ The Fund commenced operations on July 1, 1992.

                                     Money Market Prospectus (October 9, 1997)-9


California Tax-Free Money Market Mutual Fund

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

          The California Tax-Free Money Market Mutual Fund seeks to obtain a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity, by investing in high-quality, short-term, U.S. dollar-denominated money market instruments, primarily municipal obligations.

INVESTMENT POLICIES

          We actively manage a portfolio of bonds, notes and commercial paper issued by or on behalf of the State of California, its cities, municipalities, political subdivisions and other public authorities. Under normal market conditions we invest substantially all of our assets in debt obligations with remaining maturities of 397 days or less that are exempt from federal and California personal income tax. We maintain an overall dollar-weighted average maturity of 90 days or less.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    at least 80% of our assets in municipal obligations that provide interest free exempt from federal income tax and not subject to the federal alternative minimum tax;
 .    at least 65% of our assets in municipal obligations that pay interest exempt from California personal income taxes, although it is our intention to invest substantially all of our assets in such obligations; and
 .    in obligations rated within the two highest categories by nationally recognized ratings organizations.
We may also invest up to 20% of our assets in permitted taxable investments as a defensive measure due to unusual market conditions or to maintain liquidity.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

Up to 25% or more of our assets in California municipal obligations may be related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

ADDITIONAL FUND FACTS

Although it is our intention to reduce such exposure, a portion of the income earned may be subject to the federal alternative minimum tax. We will send you a letter each year informing you what percentage, if any, may be subject.

                                    Money Market Prospectus (October 9, 1997)-10


                 CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND
                            FOR A SHARE OUTSTANDING

                                          SIX MONTHS     PERIOD        YEAR        YEAR       YEAR      PERIOD
                                             ENDED        ENDED        ENDED       ENDED      ENDED      ENDED
                                           MARCH 31,    SEPT. 30,    DEC. 31,    DEC. 31,   DEC. 31,   DEC. 31,
                                            1997/1/      1996/1/       1995        1994       1993      1992/2/
                                          -----------  -----------  -----------  ---------  ---------  ---------
Net Asset Value, Beginning of Period        $   1.00   $     1.00   $     1.00   $   1.00   $   1.00   $   1.00
Income from Investment Operations:
  Net Investment Income                         0.01         0.02         0.03       0.02       0.02       0.03
  Net Realized and Unrealized Gain
    (Loss) on Investments                       0.00         0.00         0.00       0.00       0.00       0.00
                                            --------   ----------   ----------   --------   --------   --------
Total from Investment Operations                0.01         0.02         0.03       0.00       0.02       0.03
Less Distributions:
  Dividends from Net Investment Income         (0.01)       (0.02)       (0.03)     (0.02)     (0.02)     (0.03)
  Distributions from Net Realized Gain          0.00         0.00         0.00       0.00       0.00       0.00
                                            --------   ----------   ----------   --------   --------   --------
Total From Distributions                        (0.0)       (0.02)       (0.03)     (0.02)     (0.02)     (0.03)
                                            --------   ----------   ----------   --------   --------   --------
Net Asset Value, End of Period              $   1.00   $     1.00   $     1.00   $   1.00   $   1.00   $   1.00
                                            ========   ==========   ==========   ========   ========   ========
Total Return (not annualized)                   1.36%        2.04%        3.23%      2.28%      1.89%      2.81%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)         $384,310   $1,161,431   $1,031,004   $869,745   $793,420   $572,906
Ratios to Average Net Assets
  (annualized):
  Ratio of Expenses to Average Net              0.65%        0.65%        0.65%      0.62%      0.55%      0.28%
    Assets
  Ratio of Net Investment Income to
    Average Net Assets                          2.72%        2.69%        3.18%      2.26%      1.88%      2.41%
Ratio of Expenses to Average Net Assets
  Prior To Waived Fees and Reimbursed
  Expenses                                      1.03%        1.02%        1.01%      1.08%      1.06%      1.03%
Ratio of Net Investment Income to
  Average Net Assets Prior To Waived
  Fees and Reimbursed Expenses                  2.34%        2.32%        2.82%      1.80%      1.37%      1.66%

_________________________

/1/ The Fund changed its fiscal year-end from December 31 to September 30. /2/ The Fund commenced operations on July 1, 1992.

_________________________

                                    Money Market Prospectus (October 9, 1997)-11

Government Money Market Mutual Fund

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

          The Government Money Market Mutual Fund seeks to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity.

INVESTMENT POLICIES

We actively manage a portfolio exclusively composed of U.S. Government obligations, or in repurchase agreements collateralized by such obligations. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    in U.S. Government obligations, and
 .    in repurchase agreements collateralized by U.S. Government obligations.
As a temporary defensive measure, or to maintain liquidity, we may invest in shares of other mutual funds that have similar investment objectives.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Government does not directly or indirectly insures or guarantees the performance of the Fund.

ADDITIONAL FUND FACTS

Obligations issued or guaranteed by the U.S. Government have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of obligations, including U.S. obligations, in the Fund's portfolio to fluctuate.

                                     Money Market Prospectus (October 9,1997)-12


                      GOVERNMENT MONEY MARKET MUTUAL FUND
                        FOR A CLASS A SHARE OUTSTANDING

                                          SIX MONTHS     PERIOD      YEAR       YEAR       YEAR        YEAR
                                             ENDED       ENDED       ENDED      ENDED      ENDED      ENDED
                                           MARCH 31,    SEPT. 30,   SEPT 30    SEPT 30    SEPT 30    SEPT 30
                                            1997/1/     1996/1/      1995       1994       1993      1992/2/
                                            --------    --------   --------   --------   --------    --------
Net Asset Value, Beginning of Period        $   1.00    $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
Income from Investment Operations:
  Net Investment Income                         0.02        0.05       0.05       0.03       0.03        0.04
  Net Realized and Unrealized Gain
    (Loss) on Investments                       0.00        0.00       0.00       0.00       0.00        0.00
                                            --------    --------   --------   --------   --------    --------
Total from Investment Operations                0.02        0.05       0.05       0.03       0.03        0.04
Less Distributions:
  Dividends from Net Investment Income         (0.02)      (0.05)     (0.05)     (0.03)     (0.03)      (0.04)
  Distributions from Net Realized Gain          0.00        0.00       0.00       0.00       0.00        0.00
                                            --------    --------   --------   --------   --------    --------
Total From Distributions                       (0.02)      (0.05)     (0.05)     (0.03)     (0.03)      (0.04)
                                            --------    --------   --------   --------   --------    --------
Net Asset Value, End of Period              $   1.00    $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
                                            ========    ========   ========   ========   ========    ========
Total Return (not annualized)                   2.32%       4.75%      5.22%      3.16%      2.77%       3.99%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)         $ 60,224    $ 65,036   $109,368   $194,276   $188,934    $184,705
Ratios to Average Net Assets
  (annualized):
  Ratio of Expenses to Average Net               .75%       0.77%      0.79%      0.77%      0.83%       0.82%
    Assets
  Ratio of Net Investment Income to
    Average Net Assets                          4.62%       4.74%      5.08%      3.07%      2.73%       3.85%
Ratio of Expenses to Average Net Assets
  Prior To Waived Fees and Reimbursed
  Expenses                                      1.00%       0.80%      0.81%      0.79%      0.84%       0.82%
Ratio of Net Investment Income to
  Average Net Assets Prior To Waived
  Fees and Reimbursed Expenses                  4.37%       4.71%      5.06%      3.05%      2.72%       3.85%


                                               YEAR        YEAR       YEAR     PERIOD
                                              ENDED       ENDED      ENDED     ENDED
                                            SEPT. 30,   SEPT. 30,  SEPT. 30,  SEPT. 30,
                                              1991        1990       1989     1988 /2/
                                            ---------   ---------  ---------  ---------
Net Asset Value, Beginning of Period        $   1.00    $   1.00   $   1.00   $   1.00
Income from Investment Operations:
  Net Investment Income                         0.06        0.08       0.08       0.03
  Net Realized and Unrealized Gain
    (Loss) on Investments                       0.00        0.00       0.00       0.00
                                            --------    --------   --------   --------
Total from Investment Operations                0.06        0.08       0.08       0.03
Less Distributions:
  Dividends from Net Investment Income         (0.06)      (0.08)     (0.08)     (0.03)
  Distributions from Net Realized Gain          0.00        0.00       0.00       0.00
                                            --------    --------   --------   --------
Total From Distributions                       (0.06)      (0.08)     (0.08)     (0.03)
                                            --------    --------   --------   --------
Net Asset Value, End of Period              $   1.00    $   1.00   $   1.00   $   1.00
                                            ========    ========   ========   ========
Total Return (not annualized)                   6.30%       7.85%      8.71%      3.04%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)         $171,375    $160,436   $162,726   $125,856
Ratios to Average Net Assets
  (annualized):
  Ratio of Expenses to Average Net              0.85%       0.73%      0.68%      0.66%
    Assets
  Ratio of Net Investment Income to
    Average Net Assets                          6.13%       7.60%      8.42%      6.94%
Ratio of Expenses to Average Net Assets
  Prior To Waived Fees and Reimbursed
  Expenses                                      0.88%       0.83%      0.84%      0.92%
Ratio of Net Investment Income to
  Average Net Assets Prior To Waived
  Fees and Reimbursed Expenses                  6.10%       7.50%      8.26%      6.68%

-----------------------

/1/ The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of the Company on September 6, 1996. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.
/2/  The predecessor portfolio commenced operations on April 26, 1988.

                                    Money Market Prospectus (October 9, 1997)-13

National Tax-Free Money Market Mutual Fund

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

     The National Tax-Free Money Market Mutual Fund seeks to provide investors with a high level of income exempt from federal income tax, while preserving capital and liquidity.

INVESTMENT POLICIES

     We actively manage a portfolio of high-quality, short-term instruments, primarily municipal obligations with remaining maturities of 397 days or less. Among the municipal obligations we buy are bonds, notes and commercial paper issued by or on behalf of the states, territories and possessions of the United States and their political subdivisions and other public authorities. Under normal market conditions we invest substantially all of our assets in debt obligations that are exempt from federal income tax. We maintain an overall dollar-weighted average maturity of 90 days or less.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    at least 80% of our assets in municipal obligations that provide interest free exempt from federal income tax and not subject to the federal alternative minimum tax;
 .    in obligations rated within the two highest categories by nationally recognized ratings organizations.
We may also invest up to 20% of our assets in permitted taxable investments as a defensive measure due to unusual market conditions or to maintain liquidity.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

Up to 25% or more of our assets in municipal obligations may be related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

ADDITIONAL FUND FACTS

Although it is our intention to reduce such exposure, a portion of the income earned may be subject to the federal alternative minimum tax. We will send you a letter each year informing you what percentage, if any, may be subject.

                                     Money Market Prospectus (October 9,1997)-14


                   NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND
                            FOR A SHARE OUTSTANDING

                                          SIX MONTHS     PERIOD
                                             ENDED       ENDED
                                           MARCH 31,    SEPT 30,
                                            1997/1/     1996/2/
                                           --------    --------
Net Asset Value, Beginning of Period        $   1.00   $    1.00
Income from Investment Operations:
  Net Investment Income                         0.01        0.01
  Net Realized and Unrealized Gain
    (Loss) on Investments                       0.00        0.00
                                            --------   ---------
Total from Investment Operations                0.01        0.01
Less Distributions:
  Dividends from Net Investment Income         (0.01)      (0.01)
  Distributions from Net Realized Gain          0.00        0.00
                                            --------   ---------
Total From Distributions                       (0.01)      (0.01)
                                            --------   ---------
Net Asset Value, End of Period              $   1.00   $    1.00
                                            ========   =========
Total Return (not annualized)                   1.36%       1.51%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's)         $ 35,253   $   4,975
Ratios to Average Net Assets
  (annualized):
  Ratio of Expenses to Average Net
    Assets
  Ratio of Net Investment Income to              .64%       0.62%
    Average Net Assets
Ratio of Expenses to Average Net Assets         2.68%       2.71%
  Prior To Waived Fees and Reimbursed
  Expenses                                      1.58%       3.56%
Ratio of Net Investment Income to
 Average Net Assets Prior To Waived
  Fees and Reimbursed Expenses                  1.74%      (0.23%)

______________________

/1/ The Fund changed its fiscal year-end from December 31 to September 30. /2/ The Fund commenced operations on April 2, 1996.

                                    Money Market Prospectus (October 9, 1997)-15

Treasury Money Market Mutual Fund

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

     The Treasury Money Market Mutual Fund seeks to provide investors with current income and stability of principal.

INVESTMENT POLICIES

We actively manage a portfolio exclusively composed of obligations issued or guaranteed by the U.S. Treasury and in notes, repurchase agreements and other instruments collateralized or secured by Treasury obligations. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    in U.S. Treasury obligations;
 .    in repurchase agreements collateralized by U.S. Treasury obligations;
As a temporary defensive measure, or to maintain liquidity, we may invest in shares of other mutual funds that have similar investment objectives.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insures or guarantees the performance of the Fund.

ADDITIONAL FUND FACTS

Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund's portfolio to fluctuate.

                                    Money Market Prospectus (October 9, 1997)-16

                                    Money Market Prospectus (October 9, 1997)-17

                     TREASURY MONEY MARKET MUTUAL FUND/1/


                                                        CLASS A                               SERVICE SHARES
                                                    ------------   ------------------------------------------------------------
                                            YEAR        YEAR         YEAR        PERIOD          YEAR       YEAR       YEAR
                                            ENDED       ENDED        ENDED       ENDED           ENDED      ENDED      ENDED
                                          MARCH. 31,   SEPT. 30,    SEPT. 30,   SEPT. 30,       MAR. 31,   MAR. 31,   MAR. 31,
                                            1997/2/     1996/2/      1995/3/     1994/4/          1994       1993       1992
                                          -----------  ----------  -----------  ----------      ---------  ---------  ---------
Net asset value, beginning of period        $   1.00    $   1.00   $     1.00   $    1.00       $   1.00   $   1 00   $   1.00
                                            --------    --------   ----------   ---------       --------   --------   --------
Income from Investment Operations:
  Net Investment income                         0.02        0.05         0.05        0.02           0.03       0.03       0.05
  Net realized and unrealized gain on
   investments                                  0.00        0.00         0.00        0.00           0.00       0.00       0.00
                                            --------    --------   ----------   ---------       --------   --------   --------
Total from Investment Operations                0.02        0.05         0.05        0.02           0.03       0.03       0.05
Less Distributions:
  Dividends from net investment income         (0.02)      (0.05)       (0.05)      (0.02)         (0.03)     (0.03)     (0.05)
  Distributions from net realized gain          0.00        0.00         0.00        0.00           0.00       0.00       0.00
                                            --------    --------   ----------   ---------       --------   --------   --------
Total From Distributions                       (0.02)      (0.05)       (0.05)      (0.02)         (0.03)     (0.03)     (0.05)
                                            --------    --------   ----------   ---------       --------   --------   --------
Net asset value, end of period              $   1.00    $   1.00   $     1.00   $    1.00       $   1.00   $   1.00   $   1.00
                                            ========    ========   ==========   =========       ========   ========   ========
Total Return (not annualized):                  2.42%       4.95%        5.42%       3.75%/5/       2.81%      3.13%      5.03%

Ratios/Supplemental  Data:
Net Assets, end of period (000's)           $ 66,486    $ 53,706   $1,001,707   $ 690,630       $654,950   $614,237   $281,343
Ratios to average net assets
 (annualized):
  Ratio of expenses to average net              0.55%       0.55%        0.42%       0.43%          0.43%      0.43%      0.45%
   assets
  Ratio of net investment income
    to average net assets                       4.81%       4.96%        5.32%       3.72%          2.77%      3.04%      4.73%
  Ratio of expenses to average net
   assets
    prior to waived fees and reimbursed
     expenses                                   0.75%       0.67%        0.66%       0.90%          0.90%      0.91%      0.93%
  Ratio of net investment income
    to average net assets prior to
     waived
    fees and reimbursed expenses                4.61%       4.84%        5.08%       3.25%          2.30%      2.56%      4.25%

___________________


/1/ Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund, which commenced operations on October 1, 1985, and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as a series of the Company. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.
/2/ Financial data for the year ended September 30, 1996 is for Class A shares only, reflecting the performance of the Investor Class shares (the predecessor of the Fund's Class A Shares), which commenced operations October 1, 1995.
/3/ Financial data for all periods up to and including the fiscal year ended September 30, 1995, are for Service shares only.
/4/  The Fund changed its fiscal year-end from March 31 to September 30.
/5/  Annualized.

                                   Money Market Prospectus (October 9, 1997)- 19

TREASURY MONEY MARKET MUTUAL FUND/1/

                                          SERVICE SHARES (CONTINUED)
                                          ------------------------------------------------------
                                            YEAR       YEAR       YEAR       YEAR       YEAR
                                            ENDED      ENDED      ENDED      ENDED      ENDED
                                           MAR. 31,   MAR. 31,   MAR. 31,   MAR. 31,   MAR. 31,
                                            1991       1990       1989       1988       1987
                                          ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period      $   1.00    $  1.00    $  1.00   $   1.00   $   1.00
                                          --------    -------    -------   --------   --------
Income from Investment Operations:
  Net Investment income                       0.07       0.08       0.07       0.06       0.06
  Net realized and unrealized gain on
   investments                                0.00       0.00       0.00       0.00       0.00
                                          --------    -------    -------   --------   --------
Total from Investment Operations              0.07       0.08       0.07       0.06       0.06
Less Distributions:
  Dividends from net investment income       (0.07)     (0.08)     (0.07)     (0.06)     (0.06)
  Distributions from net realized gain        0.00       0.00       0.00       0.00       0.00
                                          --------    -------    -------   --------   --------
Total From Distributions                     (0.07)     (0.08)     (0.07)     (0.06)     (0.06)
                                          --------    -------    -------   --------   --------
Net asset value, end of period            $   1.00    $  1.00    $  1.00   $   1.00   $   1.00
                                          ========    =======    =======   ========   ========
Total Return (not annualized):                7.42%      8.58%      7.63%      6.20%      5.64%
Ratios/Supplemental  Data:
  Net Assets, end of period (000's)       $118,623    $98,398    $90,672   $101,066   $134,375
  Ratios to average net assets
   (annualized):
  Ratio of expenses to average net            0.48%      0.56%      0.63%      0.69%      0.69%
   assets
  Ratio of net investment income
    to average net assets                     7.10%      7.73%      7.36%      6.12%      5.50%
  Ratio of expenses to average net
   assets
    prior to waived fees and reimbursed
     expenses                                 0.94%      0.97%      0.98%      1.05%      0.94%
  Ratio of net investment income
    to average net assets prior to
     waived
    fees and reimbursed expenses              6.64%      7.32%      7.01%      5.76%      5.25%

______________________

/1/ Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund, which commenced operations on October 1, 1985, and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as a series of the Company. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

                                        Money Market Prospectus (First Draft)-20

RISK AND ADDITIONAL INVESTMENT PRACTICES

You should carefully consider risks common to all mutual funds. Chief among these risks is the following:

 .    Unlike bank deposits, such as CD's or savings accounts, mutual funds are
     NOT INSURED BY THE FDIC.
 .    We CANNOT GUARANTEE that any Fund will meet its investment objectives. In particular, we can not guarantee that we will be able to maintain a $1.00 per share net asset value.
 .    You cannot recover through insurance any loss due to INVESTMENT PRACTICES, nor can the Fund, the selling agents or investment advisors make good any loss you might have.
 .    Investing in any mutual fund, including the most conservative, involve
     RISK, INCLUDING THE POSSIBLE LOSS OF ANY MONEY YOU INVEST.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. Some mutual funds invest in assets that involve particular kinds of risk.

 .    Funds that invest in debt instruments, such as notes and bonds, are subject to CREDIT RISK and INTEREST-RATE RISK. Credit risk is the possiblity that an issuer of a security will be unable to make interest payments or repay principal. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of lower-paying securities in the Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Interest rate risk does not affect the interest paid by a debt instrument unless it is specifically designed to pay an adjustable rate.

The Fund's advisor may also use certain DERIVATIVE instruments such as options or futures contracts. The term "derivatives" covers a wide number of investment practices but in general it refers to a financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to the structure of their contracts.

The following types of floating-rate derivative securities are not permitted investments in the Funds:

 .    Capped floaters on which interest is not paid when market rates move above a certain level;
 .    Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;
 .    Range floaters on which interest is not paid in market interest rates move outside a specified range;
 .    Dual index floaters whose interest rate reset provisions are tied to more than one index; and
 .    Inverse floaters which reset in an opposite direction of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

What follows is a general list of the types of risks that may affect a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

                                        Money Market Prospectus (First Draft)-21

Information Risk--The risk that information about a security is either unavailable or is inaccurate.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk--The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of stock, bond or other security will reduced by market activity. This is the basic risk associated with all securities investments.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation or region's industry, government or markets.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security.

                                        Money Market Prospectus (First Draft)-22

------------------------------------------------------------
                                          M   C   G   N   T
                                          O   A   O   A   R
                                          N   L   V   T   E
                                          E   I   E   I   A
                                          Y   F   R   O   S
                                              O   N   N   U
                                          M   R   M   A   R
                                          A   N   E   L   A
                                          R   I   N       Y
                                          K   A   Y   T
                                          E           A
This table lists some of the additional   T   T   M   X
investment practices of the Funds,            A   O
including some not disclosed in the           X   N   F
Investment Objectives and Investment              E   R
Policies sections of the Prospectus.          F   Y   E
THE RISKS INDICATED AFTER THE                 R       E
DESCRIPTION OF THE PRACTICE ARE NOT           E
THE ONLY POTENTIAL RISKS ASSOCIATED           E
WITH THAT PRACTICE, BUT ARE AMONG THE
MORE PROMINENT. Market risk is assumed
for each.  See the Investment
Objectives and Policies or the
Statements of Additional Information
for limits on these practices.
-----------------------------------------------------------
INVESTMENT PRACTICE/RISK
-----------------------------------------------------------
Floating and Variable Rate Debt -
Instruments with interest rates that      x   x   x   x   x
are adjusted either on a schedule or
when an index or benchmark changes.
Interest Rate and Credit Risk
-----------------------------------------------------------
Repurchase Agreements--A transaction in
which the seller of a security agrees     x   x   x   x   x
to buy back a security at an agreed
upon time and price, usually with
interest. Credit Risk
-----------------------------------------------------------
Other Mutual Funds--The temporary
investment in shares of an                x   x   x   x   x
unaffiliated investment company.
------------------------------------------------------------
Foreign Obligations--Securities in a
non-U.S. company or debt of a foreign
government. Information, Political,       x   x   x   x   x
Regulatory, Diplomatic and Currency
Risk.
------------------------------------------------------------
U.S. Treasury Stripped
Obligations--Securities that give
ownership to either future payments of            x       x
interest or a future payment of
principal, but not both. These
securities tend to have greater
interest rate sensitivity than
conventional debt obligations.
Interest Rate Risk.
------------------------------------------------------------
Loans of Securities--The practice of
loaning securities to brokers dealers
and financial institutions to increase
return on those securities.  Loans may
be made in accordance with existing
investment objectives. Credit Risk.
------------------------------------------------------------
Borrowing Policies--The ability to
borrow an equivalent of 10% (20% for
the Treasury Money Market) of total       x   x   x   x   x
assets from banks for temporary
purposes to meet shareholder
redemptions. Borrowing may be secured
by a pledge of up to 10% of the
securities and investments may not be
purchased if borrowing exceeds 5% of
assets. Credit Risk
------------------------------------------------------------
Illiquid Securities--As defined in the    10  10  10  10  10
Glossary, illiquid securities are
limited to the percentage indicated
for each Fund.
------------------------------------------------------------

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

The Investment Objectives described for each Fund are fundamental and cannot be changed without approval by vote of a majority of shareholders.

                                        Money Market Prospectus (First Draft)-23

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund.

                                        Money Market Prospectus (First Draft)-25

YOUR ACCOUNT

This section tells you how to open an account and how to buy, sell or exchange shares once your account is open.

You can buy Fund shares:
 .    By opening an account directly with the Fund (simply complete and return a
     Stagecoach Funds application with proper payment);
 .    Through a brokerage account with an approved selling agent; or
 .    Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:
 .    $1,000.00 per Fund minimum initial investment, or
 .    $100.00 per Fund minimum initial investment if you use the AutoSaver option.
 .    $100.00 per Fund for all investments after your first.
 .    We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, as "settlement accounts" for certain brokerage accounts or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.

Important Information:
 .    Read this prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statements of Additional Information. Copies are available free of charge from your financial consultant or by calling 1-800 222-8222.
 .    We process requests to buy or sell shares at 1:00 PM Pacific Time on every business day. Any request we receive in proper form before 1:00 PM PT is processed the same business day. Requests we receive after 1:00 PM PT are processed at 1:00 PM PT the next business day.
 .    It is the nature of a mutual fund investment that the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.
 .    We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day as of the close of the New York Stock Exchange. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statements of Additional Information for further disclosure.
 .    You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Investor Services (1 800-222-8222) if you are investing directly with the Company, or speak to your selling agent if you are buying shares through a brokerage account.
 .    Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.

HOW TO BUY SHARES - Lay out note: Converted into table

The following section explains how you can buy shares directly from the Company. For Funds held through brokerage and other types of accounts, please consult your selling agent.

By Mail:

If you are buying shares for the first time:
 .    Complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
 .    Enclose a check for at least $1,000.00 made out in the full name of the
     Fund. For example, "Stagecoach Money Market Fund".

                                        Money Market Prospectus (First Draft)-26

 .    You may start your account with $100.00 if you elect the AutoSaver option on the application.

If you are buying additional shares:
 .    Make a check payable to the full name of your Fund for at least $100.00. Be sure to write your account number on the check as well.
 .    Enclose the payment stub/card from your statement if available.

In Table on left: Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-
9201.

By Wire:

Initial Purchase:
 .    If you do not currently have an account, complete a Stagecoach Funds application. Be sure to indicate the Fund name into which you intend to invest.
 .    Mail the completed application to: Stagecoach Funds, P.O. Box 7066, San
     Francisco, CA 94120-9201.
 .    You may also fax the completed application (with original to follow) to: 1-
     415-546-0280.

Subsequent Purchases:

 .    Instruct your wiring bank to transmit at least $100.00 according to the instructions given to the left. Be sure to have the wiring bank include your current account number and the name your account is registered in:

In Table on left:
            Wells Fargo Bank, N.A.
            San Francisco California
            Bank Routing Number 121000248
            Wire Purchase Account Number: 4068-000587
            Attention: Stagecoach Funds (Name of Fund and Share Class) Account Name: (Registration Name Indicated on Application)

By Phone:

If you are buying shares for the first time:
 .    You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Account.
 .    Call Investor Services and instruct the representative to either:
          . transfer at least $1,000.00 from a linked settlement account, or
          . exchange at least $1,000.00 worth of shares from an existing Stagecoach Fund. Please see "EXCHANGES" for special rules.

If you are buying additional shares:
 .    Call Investor Services and instruct the representative to either:
          .      transfer at least $100.00 from a linked settlement account, or
          .      exchange at least $100.00 worth of shares from another
                 Stagecoach Fund.

In Table on left: 1 800-222-8222

We will process all requests to buy shares at the first NAV calculated after the request and proper payment are received.

SELLING SHARES - Lay out note: converted into tables

The following section explains how you can sell shares by mail or by telephone held directly by the Company. For Funds held through brokerage and other types of accounts, please consult your selling agent.

                                        Money Market Prospectus (First Draft)-27

By Mail:
 .    Write a letter stating your account registration, your account number, the
     Fund you wish to redeem and the dollar amount ($100.00 or more) of the redemption you wish to receive (or write "Full Redemption").
 .    Make sure all the account owners sign the request.
 .    You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire ($5000.00 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
 .    Signature Guarantees are required for mailed redemption requests over
     $5000.00. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

Mail to: Stagecoach Funds, PO Box 7066, San Francisco, CA 94120-9201.

By Phone:
 .    Call Investor Services to request a redemption of at least $100.00. Be prepared to provide your account number and Taxpayer Identification Number.
 .    Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
 .    You may request that redemption proceeds be sent to you by check, by transfer into a ACH-linked bank account, or by wire ($5000.00 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
 .    Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.
 .    Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account.

Call: 1-800-222-8222

General Notes for Selling Shares:
 .    We will process redemption requests we receive in proper form before 1:00
     P.M. Pacific Time at the NAV determined on the same business day.
 .    We determine the NAV each day as of the close of the New York Stock
     Exchange.
 .    Your redemptions of Class B and Class C shares, and Class A shares where applicable, are net of any applicable CDSC.
 .    If you purchased shares through a packaged investment product or retirement plan, read the disclosure governing selling shares provided by the product or plan. There maybe special requirements that supercede the disclosures in this Prospectus.
 .    We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions may also be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions may also be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
 .    Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

                                        Money Market Prospectus (First Draft)-28

EXCHANGES

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:
 .    You will need to read the Prospectus for the Fund into which you wish to exchange.
 .    Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.
 .    If you exchange between a money market mutual Fund into a Fund with a sales load, you will buy shares at their Public Offering Price (POP) so that the sales load may be assessed.
 .    If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.
 .    Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.
 .    If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform the Company that you have already paid the higher load.
 .    Exchanges from any share Class to a Money Fund can only be re-exchanged for the original share Class.
 .    In order to discourage market timing and excessive transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

                                         Money Market Propectus (First Draft)-29

 .
ADDITIONAL SERVICES AND POLICIES

AUTOMATIC PROGRAMS:

These programs help you conveniently purchase or redeem shares each month:

 .    AUTOSAVER PLAN -- you need only specify an amount of at least $100.00 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20/th/ of each month if you have not specified a day. Please call Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.
 .    SYSTEMATIC WITHDRAWAL PROGRAM -- Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100.00 on or about the 5th business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you :
     .    must have a Fund account valued at $10,000.00 or more;
     .    you must have distributions reinvested; and
     .    you may not simultaneously participate in an AutoSaver Plan.

It generally takes about 10 days to set up either plan once we have received your instructions. We automatically cancel your program if the linked account you specified is closed.

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

You may choose to do any of the following:

 .    AUTOMATIC REINVESTMENT OPTION -- Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.
 .    AUTOMATIC CLEARING HOUSE OPTION -- Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.
 .    CHECK PAYMENT OPTION -- Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.


TAXES

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of dividend income from their taxable income.

It is our policy to avoid capital gains on money market funds. Long-term capital gains earned by a Fund will be passed on to you as capital gains and will be taxable to you as long-term capital gains. In general, distributions are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31.

Your redemptions will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents may also be subject to tax withholding.

                                        Money Market Prospectus (First Draft)-30

Additional details about the tax consequences of investing are available to you in the Statements of Additional Information. The discussion of taxes is only a summary based on laws in effect as of the date of this Prospectus and is not a substitute for careful tax planning.

SPECIAL NOTICES:

MINIMUM ACCOUNT VALUE -- Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000.00 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

STATEMENTS -- We mail statements after any dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

STATEMENTS OF ADDITIONAL INFORMATION -- Additional information about some of the topics discussed in this Prospectus as well as details about return calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1 800-222-8222.

GLASS-STEAGALL ACT -- Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statements of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

VOTING RIGHTS -- All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A Fund's shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the SAI.

                                        Money Market Prospectus (First Draft)-31

ORGANIZATION AND MANAGEMENT OF THE FUNDS

A number of different companies and divisions perform the various tasks that are required for a mutual fund company. This section shows how the Funds are organized, who performs which of the various roles and what compensation they receive. Further information is available in the Statement of Additional Information for each of the Funds.

ABOUT STAGECOACH

The Fund is one of 32 of Stagecoach Funds, Inc. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. Some of these service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies or considering, where applicable, matters affecting a Master Portfolio.


                                  SHAREHOLDERS


                          FINANCIAL SERVICES FIRMS AND
                             THEIR REPRESENTATIVES

                         Advise current and prospective
                     shareholders on their Fund investments

DISTRIBUTOR                      ADMINISTRATOR                   TRANSFER and             SHAREHOLDER
& CO-ADMINISTRATOR                                               DIVIDEND DISBURSING      SERVICING AGENTS
                                                                 AGENTS
Stephens Inc.                    Wells Fargo Bank                Wells Fargo Bank         Various Agents
111 Center St.                   525 Market St.                  525 Market St.
Little Rock, AR                  San Francisco, CA               San Francisco, CA

Markets the Funds,               Manages the Funds'              Maintains records of     Provide services to
distributes shares               business activities             shares and supervises    customers
and manages the Funds'                                           the paying of dividends
business activities

       INVESTMENT ADVISOR                               CUSTODIAN
       Wells Fargo Bank                                 Wells Fargo Bank
       525 Market St.                                   525 Market St.
       San Francisco, CA                                San Francisco, CA

                                      Money Market Prospectus (First Draft) - 32

       Manages Funds' investment                Provides safekeeping for
       activities                               the Funds' assets


                               BOARD OF DIRECTORS
                        Supervises the Funds' activities



In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information for each Fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

THE INVESTMENT ADVISOR

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells & Fargo and Co., a national bank holding company. As of August 1, 1997, Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo the following for advisory services for the fiscal period ended March 31, 1997:

Money Market Mutual Fund                                  .34%

California Tax-Free Money Market Mutual Fund      .60%

Government Money Market Mutual Fund               .50%

National Tax-Free Money Market Mutual Fund                .59%

Treasury Money Market Mutual Fund                         .50%


THE ADMINISTRATOR

Wells Fargo Bank is the administrator of the Funds. Wells Fargo is paid .04% for these services.

THE DISTRIBUTOR AND CO-ADMINISTRATOR

Stephens Inc. is the Funds distributor and co-administrator. Stephens receives
 .02% for its role as co-administrator. Stephens also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.


SHAREHOLDER SERVICING PLAN

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services we pay as follows:

Money Market Mutual Fund                                .30%

California Tax-Free Money Market Mutual Fund       .30%

                                      Money Market Prospectus (First Draft) - 33

Government Money Market Mutual Fund           .25%

National Tax-Free Money Market Mutual Fund         .25%

Treasury Money Market Mutual Fund                  .25%



DISTRIBUTION PLAN

We have adopted distribution plans for each class of the Funds. For Class A shares of the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund, these plans are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For the Class A shares of the Government Money Market Mutual, National Tax Free Money Market Mutual Fund and Treasury Money Market Mutual Fund these plans can be used for distribution related services.

For these services we pay as follows:


Money Market Mutual Fund                                 .05%

California Tax-Free Money Market Mutual Fund       .05%

Government Money Market Mutual Fund                .05%

National Tax-Free Money Market Mutual Fund               .05%

Treasury Money Market Mutual Fund                        .05%

                                       Money Market Prospectus (First Draft) -34

GLOSSARY

ACH--Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.


Business Day--Any day the New York Stock Exchange is open is a business day for the Fund.

Commercial Paper--Issued by banks, corprations and other issuers to investors with idle cash. They are short-term, between 2 and 270 days, usually with below-market interest rates and high credit quality.

Current Income--Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives--Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions--Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated--Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration--A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC- The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. FDIC insurance does not apply to mutual funds.

Illiquid Security--A security which can not be easily sold, or can not be sold without negatively affecting the price.

Investment Grade--A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

Liquidity--The ability to quickly sell a security without affecting the price.

Market Timing--The belief that by guessing correctly, an investor can profit by selling out of the market when prices are high and buying when prices are low.

Moody's--One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO)--A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)--The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Options--An option is the right to buy or sell a security based on an agreed upon price for an agreed upon time. For example, an option may give the holder of a stock the right to sell the stock to another party,

                                      Money Market Prospectus (First Draft) - 35

allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP)--the NAV with the sales load added.

Repurchase Agreement--an agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent--a person who has an agreement with the Fund's distributor that allows them to sell Fund shares.

Senior Securities--a security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stock holder does in the event of a company's liquidation.

Shareholder Servicing Agent--anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee--A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P--One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information--A document that supplements and continues the disclosures made in the prospectus.

Taxpayer Identification Number--Usually the social security number for an individual or the Employer Identification Number for a corporation.

Turnover Ratio--The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued--Describes a stock that is believed to be worth more than its current selling price.

U.S. Government obligations--Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                      Money Market Prospectus (First Draft) - 36


[Back cover]

You may wish to review the following documents:

Statement of Additional Information--supplements and continues the disclosures made by this Prospectus.

Annual/Semi-Annual Report--provides certain financial information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of charge by calling 1-800-222-8222 or from Stagecoach Funds
PO Box 7066
San Francisco, CA 94120-7066

                            STAGECOACH FUNDS, INC.
                            ----------------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A                  Prospectus Captions
------                  -------------------

1                       Cover Page
2                       Summary of Fund Expenses
3                       How To Read the Financial Highlights
                        Summary of Fund Expenses
4                       Summary Information
                        General Risk Considerations
                        Fundamental and Non-Fundamental Investement Policies
                        Organization and Management of the Funds
5                       Summary of Fund Expenses
6                       Organization and Management of the Funds
                        A Choice of Share Classes
                        Additional Services and Policies
7                       A Choice of Share Classes
                        Reduced Sales Charges
                        Your Account
                        Additional Services and Policies
8                       A Choice of Share Classes
                        Reduced Sales Charges
                        Your Account
                        Additional Services and Policies
9                       Not Applicable

Part B                  Statement of Additional Information Captions
------                  --------------------------------------------


10                      Cover Page
11                      Table of Contents
12                      General
13                      Investment Restrictions
                        Additional Permitted Investment Activities
                        Risk Factors
                        SAI Appendix
14                      Management
15                      Management
16                      Management
                        Distribution Plans
                        Servicing Plans and Agreements
                        Fund Expenses
                        Independent Auditors
17                      Portfolio Transactions
18                      Capital Stock; Other
19                      Determination of Net Asset Value
                        Additional Purchase and Redemption Information
20                      Federal Income Taxes

21                      Management of the Company
22                      Performance Calculations
23                      Financial Information

Part C                  Other Information
------                  -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                  Tax-Free Income Prospectus (October 8, 1997) 1


Please read this Prospectus and keep it
for future reference. It is designed
to provide you with important
information and to help you decide if
a Fund's goals match your own.

THESE SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, ANY STATE
SECURITIES COMMISSION OR ANY OTHER
NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR
GUARANTEED BY, WELLS FARGO BANK, N.A.
("WELLS FARGO BANK"), OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT
INSURED OR GUARANTEED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION ("FDIC"), THE
FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENTAL AGENCY. AN INVESTMENT IN
A FUND INVOLVES CERTAIN RISKS,
INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                                                                      STAGECOACH
                                                           TAX-FREE INCOME FUNDS
                                                                      PROSPECTUS





                                                           Arizona Tax-Free Fund

                                                        California Tax-Free Bond
                                                                            Fund

                                                      California Tax-Free Income
                                                                            Fund

                                                    Class A, Class B and Class C

                                                               DECEMBER 15, 1997

                                            Investment Advisor and Administrator
                                                                Wells Fargo Bank

                                                Distributor and Co-Administrator
                                                                  Stephens, Inc.

                                  Tax-Free Income Prospectus (October 8, 1997) 2

                             FOR YOUR INFORMATION

What is a prospectus? - A prospectus provides you with the information you need in order to make an informed investment decision. It states how a Fund operates and invests its assets.

What is different about this Prospectus? - We have rewritten our Prospectus in "Plain English" to make it easier to read and understand. We have also grouped some of the most important Fund information together.

How is the Fund information organized? - After important summary information and the expense fee table, each Fund's investment objectives and financial highlights are presented. The icons below tell you where various types of information can be found.

What else do I need to understand these Funds? - Each Fund has a "Statement of Additional Information" that continues and supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies without charge by calling 1 800-222-8222.

(icon) Investment Objectives and Policies: What is the Fund trying to achieve? How do we intend to invest your money? What makes it different from the other Funds offered in this Prospectus? Look for the check-mark icon to find out.

(icon) Portfolio Holdings: A quick summary of a Fund's key permitted investments and practices.

(icon) Important Risk Factors: What are some of the key risk factors particular to this Fund? Use this information together with the "General Risk Considerations" on page ___ when considering whether this Fund is right for you.

(icon) Additional Fund Facts: Provides additional key information for each Fund.

                                  Tax-Free Income Prospectus (October 8, 1997) 3

SUMMARY INFORMATION

Summary of Stagecoach Tax-Free Income Funds: The Funds described in this Prospectus invest primarily in municipal debt securities and seek monthly income free of federal, and in some cases, state income taxes. Each Fund is an open-end management investment company.

Should you consider investing? Yes, if:
 .    you are looking for tax-free income or you are in a high-tax bracket and wish to reduce you tax liability;
 .    you are looking for monthly income;
 .    you are looking for more stability of principal than equity funds typically provide;
 .    you are willing to accept the risks of income investing, including the risk that share prices may rise and fall.

You should not consider investing if:
 .    you are looking for FDIC coverage or guaranteed rates of return;
 .    you are unwilling to accept that you may lose money on your investment;
 .    you are unwilling to accept the risks involved in the bond market; and
 .    you are seeking aggressive long-term total return.

Key Information:

Dividends: We will pay dividends, if any, monthly.

Tax-Free: Take advantage of tax laws that allow the income from certain investments to be exempted from federal and, in some cases, state personal income tax. Capital gains, whether declared by a fund or accrued by the shareholder, are generally taxable.

Alternative Minimum Tax: You may be subject to the Alternative Minimum Tax (AMT) on your tax-free distributions. Please check with a tax advisor if you are uncertain as to whether or not this might apply to you.

Key Terms: "Municipal obligations" is used in this Prospectus referes to a broad variety of fixed-income and variable-rate securities issued by or on behalf of the states, territories and possessions of the United States. "Instruments" is used to describe a negotiable contract or promise to pay money, such as a Certificate of Deposit or a Banker's Acceptance.

Who are "We"?: In this Prospectus, "We" means the Stagecoach Funds and includes functions such as Investment Advisor that we may have hired others to perform. "Organization and Management of The Funds" in this Prospectus and the Statements of Additional Information provide details on the various roles and who performs them.

Who are "You"?: In this Prospectus, "You" means the shareholder.

Italics: Throughout this prospectus, words will appear in italicized print. This means that the word is defined in the glossary beginning on page ___.

                                  Tax-Free Income Prospectus (October 8, 1997) 4

HOW TO READ THE FINANCIAL HIGHLIGHTS

After each Fund's Investment Objective and Investment Policies, charts are provided showing important financial information derived from the Funds' Financial Highlights for the fiscal period ended March 31, 1997. The statements were audited by KPMG Peat Marwick LLP. Other auditors audited statements for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds for periods prior to October 1, 1995. Here is an explanation of some terms that will help you interpret these charts.

NET ASSET VALUE (NAV)--The value of one share of a class of a Fund, excluding any sales charge. See the Glossary for a fuller definition.

NET INVESTMENT INCOME--When we receive dividend or interest payments from an investment or earn trading profits, we deduct management fees, administrative and other expenses and then record the result as net investment income. The number in the financial highlights is the net investment income of a class divided by the average number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends From Net Investment Income."

NET REALIZED AND UNREALIZED CAPITAL GAINS--We buy and sell investments frequently. The profit on an investment sold for more than its purchase price is a realized capital gain while any loss is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The number in this category is the total gains or losses of a class divided by the average number of outstanding fund shares for that class. The amount of capital gain or loss per share that was passed on to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

NET ASSETS--The value of the investments in a Fund's portfolio that are attributable to a particular class of the Fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS--This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administrative and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS--This ratio is the result of dividing net investment income (or loss) by average net assets.

PORTFOLIO TURNOVER--Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

AVERAGE COMMISSION RATE PAID--The average brokerage commission paid by a Fund when it buys or sells shares of securities. The rate is expressed on a per share basis and the amount paid may vary depending upon trading practices or other conditions.

TOTAL RETURN--The annual return on an investment that includes any appreciation or decline in value and all dividends and interest.

                                  Tax-Free Income Prospectus (October 8, 1997) 5

                           SUMMARY OF FUND EXPENSES


The purpose of the Summary of Expenses is to help you understand the various costs and expenses that a shareholder in a Fund will pay directly or indirectly. These tables do not reflect any charges that may be imposed by Wells Fargo bank or another institution in connection with an investment in a Fund. Long-term shareholders of the Funds that asses 12b1 fees could pay more than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc.


                                CLASS A SHARES

                       SHAREHOLDER TRANSACTION EXPENSES

                                                     CALIFORNIA   CALIFORNIA
                                           ARIZONA    TAX-FREE    TAX-FREE     SHORT-TERM    NATIONAL    OREGON
                                          TAX-FREE      BOND       INCOME     MUNICIPAL      TAX-FREE   TAX-FREE
                                            FUND        FUND        FUND      INCOME FUND      FUND       FUND
                                            ----        ----        ----      -----------      ----       ----
Maximum Sales Charge Imposed on
 Purchases
  (as a percentage of offering price)...      4.50%       4.50%      3.00%       3.00%        4.50%      4.50%
Maximum Sales Charge on Reinvested
  Distributions.........................      None        None       None        None         None       None
Maximum Sales Charge on Redemptions.....      None        None       None        None         None       None
Exchange Fees...........................      None        None       None        None         None       None

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                 CALIFORNIA        CALIFORNI A
                                 ARIZONA          TAX-FREE           TAX-FREE         SHORT-TERM        NATIONAL         OREGON
                                TAX-FREE            BOND              INCOME          MUNICIP AL        TAX-FREE        TAX-FREE
                                  FUND              FUND               FUND          INCOME FUND          FUND            FUND
                                  ----              ----               ----          -----------          ----            ----
Management Fee (after
 waiver or
  reimbursements)/1/.......      0.15%             0.50%               0.50%             0.00%           0.00%           0.15%
Rule 12b-1 Fee.............      0.05%             0.05%               0.05%             0.25%           0.00%           0.05%
Other Expenses (after
 waiver or
  reimbursements)/2/.......      0.40%             0.13%               0.10%             0.15%           0.35%           0.40%
                                 ----              -----               -----             -----           -----           -----
TOTAL FUND OPERATING
 EXPENSES (after
  waivers or
   reimbursements)/3/......      0.60%             0.68%               0.65%             0.40%           0.35%           0.60%
                                 ====              =====               =====             =====           =====           =====

_________________

/1/ Management Fees (before waivers or reimbursements) would be 0.50%, 0.50%, 0.50%, 0.50% and 0.50%, respectively.
/2/ Other Expenses (before waivers or reimbursements) would be 0.61%, 0.52%, 0.59%, 0.60%, and 0.58%, respectively.
/3/ Total Fund Operating Expenses (before waivers or reimbursements) would be 1.16%, 1.07%, 1.14%, 1.10% and 1.13%, respectively.

EXAMPLE OF EXPENSES

                                  Tax-Free Income Prospectus (October 8, 1997) 6

                                                   1 YEAR            3 YEARS           5 YEARS         10 YEARS
                                                   ------            -------           -------         --------
You would pay the following expenses on
a $1,000 investment in Class A shares of
the following Funds, assuming a 5% annual
return and redemption at the end of each
time period indicated:

  Arizona Tax-Free Fund                            $  51             $  63             $  77           $ 117
  California Tax-Free Bond Fund                    $  52             $  66             $  81           $ 126
  California Tax-Free Income Fund                  $  36             $  50             $  65           $ 109
  National Tax-Free Fund                           $  48             $  56             $  64           $  87
  Oregon Tax-Free Fund                             $  51             $  63             $  77           $ 117

                           SUMMARY OF FUND EXPENSES
                                CLASS B SHARES

                       SHAREHOLDER TRANSACTION EXPENSES

                                                     CALIFORNIA
                                           ARIZONA    TAX-FREE    NATIONAL    OREGON
                                          TAX-FREE      BOND      TAX-FREE   TAX-FREE
                                            FUND        FUND        FUND       FUND
                                            ----        ----        ----       ----
Maximum Sales Charge Imposed on
 Purchases
(as a percentage of offering price)......   None        None        None       None
Maximum Sales Charge on Reinvested
  Dividends..............................   None        None        None       None
Maximum Sales Charge on Redemptions......   5.00%       5.00%       5.00%      5.00%
Exchange Fees............................   None        None        None       None

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                   CALIFORNIA
                                         ARIZONA    TAX-FREE    NATIONAL    OREGON
                                        TAX-FREE      BOND      TAX-FREE   TAX-FREE
                                          FUND        FUND        FUND       FUND
                                          ----        ----        ----       ----
Management Fee (after waiver or
  reimbursements)/1/.................     0.15%       0.50%       0.00%      0.15%
Rule 12b-1 Fee.......................     0.75%       0.70%       0.75%      0.75%
Other Expenses/2/....................     0.40%       0.13%       0.35%      0.40%
                                          ----        ----        ----       ----
TOTAL FUND OPERATING EXPENSES (after
  waivers or reimbursements)/3/......     1.30%       1.33%       1.10%      1.30%
                                          ====        ====        ====       ====

__________________

/1/ Management Fees (before waivers or reimbursements) would be 0.50%, 0.50%, 0150%, and 0150%, respectively.
/2/ Other Expenses (before waivers or reimbursements) would be 0.61%, 0.53%, 0.60%, and 0.58%, respectively.
/3/ Total Fund Operating Expenses (before waivers or reimbursements) would be 1.86%, 1.73%, 1.85%, and 1.83%, respectively.

                                  Tax-Free Income Prospectus (October 8, 1997) 7

EXAMPLE OF EXPENSES

                                                        1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                        ------  -------  -------  --------
You would pay the following expenses on a $1,000
investment in Class B shares of the following Funds,
assuming a 5% annual return and redemption at the
end of each time period indicated:

  Arizona Tax-Free Fund                                    $63      $71      $91      $120
  California Tax-Free Bond Fund                            $64      $72      $93      $125
  National Tax-Free Fund                                   $61      $65      $81      $ 93
  Oregon Tax-Free Fund                                     $63      $71      $91      $119

                                                        1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                        ------  -------  -------  --------
You would pay the following expenses on a $1,000
investment in Class B shares of the following Funds,
assuming a 5% annual return and no redemption:

  Arizona Tax-Free Fund                                    $13      $41      $71      $120
  California Tax-Free Bond Fund                            $14      $42      $73      $126
  National Tax-Free Fund                                   $11      $35      $61      $ 94
  Oregon Tax-Free Fund                                     $13      $41      $71      $120


                           Summary of Fund Expenses

-----------------------------------------------------------------------------------------------------------------------------------
                                  SHAREHOLDER TRANSACTION EXPENSES
                                          CLASS C SHARES

                                                                                                 California     National
                                                                                                  Tax-Free      Tax-Free
                                                                                                  Bond Fund    Bond Fund
                                                                                                 ----------    ---------
Maximum Sales Charge on Purchases (as a percentage of offering price).....................          None         None
Maximum Sales Charge on Reinvested Dividends..............................................          None         None
Maximum Sales Charge on Redemptions
  Redemption during year 1................................................................          1.00%        1.00%
  Redemption after year 1.................................................................          None         None
Redemption Fees...........................................................................          None         None
Exchange Fees.............................................................................          None         None

                                     ANNUAL FUND OPERATING EXPENSES
                                (as a percentage of average net assets)

                                                                                                 California     National
                                                                                                  Tax-Free      Tax-Free
                                                                                                  Bond Fund    Bond Fund
                                                                                                 ----------    ---------
Management Fee...........................................................................          0.50%        0.50%
Rule 12b 1 Fees/1/.......................................................................          0.50%        0.50%
Other Expenses (after waivers or reimbursements)/2/......................................          0.44%        0.40%
                                                                                                   -----        -----
TOTAL FUND OPERATING EXPENSES (after waivers or reimbursements)/3/.......................          1.44%        1.40%
                                                                                                   =====        =====

----------------------------
/1/ If the Rule 12b-1 proposal is approved, the maximum Rule 12b-1 Fee payable would be 0.75%.
/2/ Other Expenses (before waivers or reimbursements) would be 0.53%, and 0.71%
    respectively.
/3/ Total Fund Operating Expenses (before waivers or reimbursements) would be
    1.53% and 1.71% respectively, if the Rule 12b-1 proposal is not approved and 1.78% and 1.96%, respectively, if the proposal is approved.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment in Class C shares of a Fund, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated


                                        1 Year     3 Years     5 Years     10 Years
                                        ------     -------     -------     --------
California Tax-Free Bond Fund...........  $25        $46         $79        $172
National Tax-Free Fund..................  $24        $44         $77        $168

You would pay the following expenses on a $1,000 investment in Class C shares of a Fund, assuming a 5% annual return and no redemption:


                                          1 Year     3 Years     5 Years     10 Years
                                          ------     -------     -------     --------
California Tax-Free Bond Fund...........    $15        $46         $79        $172
National Tax-Free Fund..................    $14        $44         $77        $168

                                 Tax-Free Income Prospectus (October 8, 1997) 8

Arizona Tax-Free Fund

Portfolio Managers:  Laura Milner (since 9/96)
-------------------
                     Mary Gail Walton (since 2/97)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

     The Arizona Tax-Free Fund seeks to provide investors with income exempt from federal income tax and Arizona personal income tax.

INVESTMENT POLICIES

          We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.


PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .  at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;
 .  at least 65% of our assets in municipal obligations that pay interest exempt from Arizona personal income tax;
 . in municipal obligations rated in the three highest credit categories by nationally recognized credit rating organizations; and no more that 10% of assets obligations rated in the fourth highest category if enough suitable investments in the three highest categories cannot be found.
We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.


IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

     The Fund is considered non-diversified according to the 1940 Investment Company Act. The majority of the issuers of the securities in the portfolio are located within Arizona. Non-diversified, geographically concentrated Funds are riskier than similar Funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

ADDITIONAL FUND FACTS

     Distribution income earned may be subject to the federal alternative minimum tax.

                                  Tax-Free Income Prospectus (October 8, 1997) 9

                           ARIZONA TAX-FREE FUND/1/
                        FOR A CLASS A SHARE OUTSTANDING

                                                     6 MONTHS     YEAR       PERIOD                                      PERIOD
                                                      ENDED      ENDED       ENDED                                        ENDED
                                                     MAR 31     SEPT. 30    SEPT. 30        YEAR ENDED MAY 31,            MAY 31,
                                                      1997        1996      1995/2/       1995       1994     1993         1992
                                                      ----        ----      -------       ----       ----     ----         ----
Net asset value--beginning of period                 $10.45     $10.71   $   10.68       $ 10.48   $ 10.64   $ 10.09   $   10.00
Income from investment operations:
Net investment income (loss).......................    0.24       0.48        0.17          0.51      0.50      0.49        0.09
Net realized and unrealized gain (loss) on.........   (0.01)     (0.09)       0.06          0.23     (0.15)     0.55        0.08
investments........................................  ------     ------   ---------       -------   -------   -------   ---------
 Total from investment operations..................    0.23       0.39        0.23          0.74      0.35      1.04        0.17
Less distributions:
 Dividends from net investment income..............   (0.24)     (0.48)      (0.20)        (0.53)    (0.50)    (0.49)      (0.08)

 Distributions from net realized gain..............    0.00      (0.17)       0.00         (0.01)    (0.01)     0.00        0.00
                                                     ------     ------   ---------       -------   -------   -------   ---------
Total from distributions...........................   (0.24)     (0.65)      (0.20)        (0.54)    (0.51)    (0.49)      (0.08)

 Net asset value--end of period....................  $10.44     $10.45   $   10.71       $ 10.68   $ 10.48   $ 10.64   $   10.09
                                                     ======     ======   =========       =======   =======   =======   =========
Total return.......................................   2.18%      3.60%       6.55%/3/      7.35%     3.28%     10.50%       7.02%/3/
Ratios/supplemental data:
 Net assets, end of period (000)...................  $5,744     $7,331   $  24,622       $24,581   $25,153   $22,430   $   4,690
Ratios to average net assets (annualized):
 Ratio of expenses to average net assets...........   0.60%      0.78%       0.45%         0.40%     0.31%      0.20%       0.68%
 Ratio of net investment income to average net.....   4.54%      4.45%       4.73%         4.89%     4.72%      4.98%       4.32%
  assets
Portfolio turnover.................................     77%        42%         62%           14%       28%         4%       0.00%
 Ratio of expenses to average net assets prior to
 waived fees and reimbursed expenses...............   1.58%      1.46%       1.35%         1.13%     1.00%      1.18%       2.08%
 Ratio of net investment income to average net
 and reimbursed expenses...........................   3.56%      3.77%       3.83%         4.16%     4.03%      4.00%       2.92%

/1/ The Fund operated as the Arizona Intermediate Tax-Free Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on March 2, 1992 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when First Interstate Capital Management Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of the Company, on September 6, 1996. In connection with the reorganization, existing Investor shares were converted into Class A shares of the Fund. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.
/2/  The Fund changed its fiscal year end from May 31 to September 30.
/3/  Annualized.

                                 Tax-Free Income Prospectus (October 8, 1997) 10

                             ARIZONA TAX-FREE FUND
                        FOR A CLASS B SHARE OUTSTANDING

                                                                6 MONTH       PERIOD ENDED
                                                                 PERIOD
                                                               ENDED MARCH      SEPT. 30,
                                                                31, 1997        1996/1/
                                                                --------        --------
Net asset value, beginning of period........................          10.07       $  10.00
Income from investment operations:
Net investment income (loss)................................           0.11           0.01
Net realized and unrealized gain (loss) on investments......           0.00.          0.07
                                                                  ---------       --------
Total from investment operations............................           0.11           0.08
Less distributions:
Dividends from net investment income........................          (0.11)          0.01
Distributions from net realized gain........................           0.00           0.00
                                                                  ---------       --------
Total from distributions....................................          (0.11)         (0.01)
                                                                  ---------       --------
Net asset value, end of period..............................          10.07       $  10.07
                                                                  =========       ========
Total return (not annualized)...............................           1.09%          0.76%
Ratios/supplemental data:
Net assets, end of period (000).............................      $     182       $     20
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.....................           1.30%          1.16%
Ratio of net investment income to average net assets........           3.83%          3.59%
Portfolio turnover..........................................             77%            42%
Ratio of expenses to average net assets prior to waived
 fees and reimbursed expenses...............................           2.96%          1.81%
Ratio of net investment income to average net assets prior to
 waived fees and reimbursed expenses........................           2.17%          2.94%

_________________________

/1/  Class B shares of the Fund commenced operations on September 6, 1996.

                                 Tax-Free Income Prospectus (October 8, 1997) 11


California Tax-Free Bond Fund

Portfolio Managers: David Klug (since 1/92)
-------------------
                    Laura Milner (since 9/96)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

     The California Tax-Free Bond Fund seeks to provide investors with a high level of income exempt from federal income tax and California personal income tax, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities.

INVESTMENT POLICIES

          We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length, but we invest substantially all of our assets in securities with remaining maturities of 2 to 10 years (medium term) or 10 years or longer (long term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 . at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;
 . at least 65% of our assets in municipal obligations that pay interest exempt from California personal income tax;
 . in municipal obligations rated in the three highest credit categories by nationally recognized credit rating organizations; or . in municipal obligations rated in the fourth highest category if enough suitable investments in the three highest categories cannot be found.
We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

     The Fund is considered non-diversified according to the 1940 Investment Company Act. The majority of the issuers of the securities in the portfolio are located within California. Non-diversified, geographically concentrated Funds are riskier than similar Funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.


ADDITIONAL FUND FACTS

     Distribution income earned may be subject to the federal alternative minimum tax.

                                 Tax-Free Income Prospectus (October 8, 1997) 12


                        CALIFORNIA TAX-FREE BOND FUND
                        FOR A CLASS A SHARE OUTSTANDING

                                                     PERIOD      PERIOD       YEAR        YEAR        YEAR        YEAR
                                                     ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                                   MARCH 31,    SEPT. 30    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                                      1997      1996/1/       1995        1994        1993        1992
                                                   ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period.............. $   10.78   $   11.05   $    9.84   $   11.20   $   10.41   $   10.00
Income from investment operations:
Net investment income (loss)......................      0.27        0.40        0.55        0.56        0.56        0.53
Net realized and unrealized gain (loss)
  on investments..................................     (0.06)      (0.27)       1.21       (1.36)       0.84        0.41
                                                   ---------   ---------   ---------   ---------   ---------   ---------
Total from investment operations..................      0.21        0.13        1.76       (0.80)       1.40        0.94
Less distributions:
Dividends from net investment income..............     (0.27)      (0.40)      (0.55)      (0.56)      (0.56)      (0.53)
Distributions from net realized gains.............      0.00        0.00        0.00        0.00       (0.05)       0.00
                                                   ---------   ---------   ---------   ---------   ---------   ---------
Total from distributions..........................     (0.27)      (0.40)      (0.55)      (0.56)      (0.61)      (0.53)
Net asset value, end of period.................... $   10.72   $   10.78   $   11.05   $    9.84   $   11.20   $   10.41
                                                   =========   =========   =========   =========   =========   =========
Total return (not annualized).....................      1.98%       1.27%      18.24%      (7.27)%     13.82%      10.35%
Ratios/supplemental data:
Net assets, end of period (000)...................    $280,7     $300,70     $296,41   $  305,84      $532,8      $242,4
                                                          88           2           7           7          48          09
Ratios to average net assets
  (annualized):
Ratio of expenses to average net assets...........      0.68%       0.69%       0.68%       0.65%       0.64%       0.19%
Ratio of net investment income to
  average net assets..............................      5.07%       4.99%       5.18%       5.35%       5.05%       5.67%
Portfolio turnover................................         4%         22%          9%          3%          7%         18%
Ratio of expenses to average net assets
  prior to waived fees and  reimbursed
  expenses........................................      1.07%       1.07%       1.07%       1.06%       1.01%       1.07%
Ratio of net investment income to
  average net assets prior to waived
  fees and reimbursed expenses....................      4.68%       4.61%       4.79%       4.94%       4.68%       4.79%

_________________________

/1/  The Fund changed its fiscal year end from December 31 to September 30.

                                 Tax-Free Income Prospectus (October 8, 1997) 13



                         CALIFORNIA TAX-FREE BOND FUND
                        FOR A CLASS B SHARE OUTSTANDING

                                                             PERIOD      PERIOD      YEAR
                                                              ENDED      ENDED       ENDED
                                                            MARCH 31   SEPT. 30,   DEC. 31,
                                                              1997      1996/1/     1995/2/
                                                            ---------  ----------  ---------
Net asset value beginning of period...................       $ 10.98    $  11.26   $  10.00
Income from investment operations:
Net investment income (loss)..........................          0.24        0.35       0.48
Net realized and unrealized gain (loss) on investments         (0.05)      (0.28)      1.26
                                                                           ------      ----
Total from investment operations......................          0.19        0.07       1.74
Less distributions:
Dividends from net investment income..................         (0.24)      (0.35)     (0.48)
Distributions from net realized gain..................          0.00        0.00       0.00
                                                             -------    --------   --------
Total distributions...................................         (0.24)      (0.35)     (0.48)
Net asset value, end of period........................       $ 10.93    $  10.98   $  11.26
                                                             =======    ========   ========
Total return (not annualized).........................          1.76%       0.73%     17.72%
Ratios/supplemental data:
Net assets, end of period (000).......................       $47,170    $ 40,099   $ 26,916
Ratios to average net assets
 (annualized):
Ratio of expenses to average net assets...............          1.32%       1.35%      1.32%
Ratio of net investment income to.....................          4.41%       4.32%      4.31%
 average net assets
Portfolio turnover....................................             4%         22%         9%
Ratio of expenses to average net assets
 prior to waived fees and
  reimbursed expenses.................................          1.72%       1.73%      1.72%
Ratio of net investment income to
 average net assets prior to waived
  fees and reimbursed expenses........................          4.01%       3.94%      3.91%

_________________________

/1/ The Fund changed its fiscal year end from December 31 to September 30. /2/ Class B shares of the Fund commenced operations on January 1, 1995.

                               Tax-Free Income Prospectus (October 8, 1997) 14

California Tax-Free Income Fund

Portfolio Managers: Laura Milner (since 11/92)
-------------------
                    Mary Gail Walton (since 2/97)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

     The California Tax-Free Income Fund seeks to provide investors with a high level of income exempt from federal income tax and California personal income tax, while preserving capital, by investing in short- to medium-term, investment-grade municipal securities.


INVESTMENT POLICIES

          We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length, but we primarily buy securities with remaining maturities of less than 2 years (short-term) or 2 to 10 years (medium-term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase. Under normal market conditions, the average expected duration of the portfolio securities will be from one to five years.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 . at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;
 . at least 65% of our assets in municipal obligations that pay interest exempt from California personal income tax;
 . in municipal obligations rated in the three highest credit categories by nationally recognized credit rating organizations; or . in municipal obligations rated in the fourth highest category if enough suitable investments in the three highest categories cannot be found.
We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

     The Fund is considered non-diversified according to the 1940 Investment Company Act. The majority of the issuers of the securities in the portfolio are located within California. Non-diversified, geographically concentrated Funds are riskier than similar Funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

ADDITIONAL FUND FACTS

     Distribution income earned may be subject to the federal alternative minimum tax.

                                Tax-Free Income Prospectus (October 8, 1997) 15

                        CALIFORNIA TAX-FREE INCOME FUND
                        FOR A CLASS A SHARE OUTSTANDING

                                                    PERIOD     PERIOD       YEAR       YEAR       YEAR       YEAR
                                                    ENDED       ENDED       ENDED      ENDED      ENDED      ENDED
                                                    MAR 31   SEPT., 30,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                                     1997      1996/1/      1995       1994       1993      1992/2/
                                                   --------  -----------  ---------  ---------  ---------  ---------
Net asset value, beginning of period............   $ 10.26     $  10.35    $  9.84    $ 10.36    $ 10.05   $  10.00
Income from investment operations:
Net investment income...........................      0.19         0.29       0.38       0.40       0.39       0.02
Net realized and unrealized capital
 gains
  (losses) on investments.......................      0.01        (0.09)      0.51      (0.52)      0.31       0.05
                                                   -------     --------    -------    -------    -------   --------
Total from investment operations................      0.20         0.20       0.89      (0.12)      0.70       0.07
Less distributions:
Dividends from net investment income............     (0.19)       (0.29)     (0.38)     (0.40)     (0.39)     (0.02)
Distributions from net realized capital
 gains..........................................      0.00         0.00       0.00       0.00       0.00       0.00
                                                   -------     --------    -------    -------    -------   --------
Total distributions.............................     (0.19)       (0.29)     (0.38)     (0.40)     (0.39)     (0.02)
Net asset value, end of period..................   $ 10.27     $  10.26    $ 10.35    $  9.84    $ 10.36   $  10.05
                                                   =======     ========    =======    =======    =======   ========
Total return (not annualized)...................      1.97%        2.01%      9.14%    (1.10)%      7.10%      0.84%
Ratios/supplemental data:
Net assets, end of period (000).................   $67,647     $ 82,359    $77,965    $48,998    $52,873   $  7,821
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.........      0.65%        0.65%      0.65%      0.16%      0.34%      0.00%
Ratio of net investment income to average
  net assets....................................      3.73%        3.83%      3.70%      4.03%      3.74%      3.56%
Portfolio turnover..............................        14%          48%        31%        33%        11%         0%
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
   expenses.....................................      1.18%        1.14%      1.22%      1.21%      1.23%      1.55%
Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses...........................      3.20%        3.34%      3.13%      2.98%      2.85%      2.01%

_________________________

/1/ The Fund changed its fiscal year end from December 31 to September 30. /2/ The Fund commenced operations on November 18, 1992.

                                Tax-Free Income Prospectus (October 8, 1997) 16


National Tax-Free Fund

Portfolio Managers: Laura Milner (since 9/96)
-------------------
                    Mary Gail Walton (since 1/97)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

     The National Tax-Free Fund seeks to provide investors with income exempt from federal income tax.

INVESTMENT POLICIES

     We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's dollar weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .  at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;
 .  in municipal obligations rated in the three highest credit categories by nationally recognized credit rating organizations; or . in municipal obligations rated in the fourth highest category if enough suitable investments in the three highest categories cannot be found.
We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

     The Fund is considered non-diversified according to the 1940 Investment Company Act. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

ADDITIONAL FUND FACTS

     Distribution income earned may be subject to the federal alternative minimum tax.

                                Tax-Free Income Prospectus (October 8, 1997) 17


                           NATIONAL TAX-FREE FUND/1/
                        FOR A CLASS A SHARE OUTSTANDING

                                                       PERIOD      YEAR       PERIOD          YEAR      YEAR      PERIOD
                                                        ENDED     ENDED       ENDED          ENDED     ENDED      ENDED
                                                       MAR 31   SEPT. 30,   SEPT. 30,        MAY 31,   MAY 31,    MAY 31.
                                                        1997       1996      1995/2/          1995      1994       1993
                                                        ----       ----      -------          ----      ----     -------
Net asset value
  beginning of period..........................        $15.24      $15.34   $   15.28       $ 14.98   $ 15.17   $   15.00
Income from investment operations:
Net investment income (loss)...................          0.37        0.72        0.24          0.68      0.64        0.17
Net realized and unrealized gain (loss)
  on investments...............................         (0.07)      (0.10)       0.08          0.32     (0.17)       0.15
                                                       ------      ------   ---------       -------   -------   ---------
Total from investment operations...............          0.30        0.62        0.32          1.00      0.47        0.32
Less Distributions:
Dividends from net investment income...........         (0.37)      (0.72)      (0.26)        (0.70)    (0.64)      (0.15)
Distributions from net realized gain...........          0.00        0.00        0.00          0.00     (0.02)       0.00
                                                       ------      ------   ---------       -------   -------   ---------
Total from Distributions.......................         (0.37)      (0.72)      (0.26)        (0.70)    (0.66)      (0.15)
                                                       ------      ------   ---------       -------   -------   ---------
Net Asset value--end of period.................        $15.17      $15.24   $   15.34       $ 15.28   $ 14.98   $   15.17
                                                       ======      ======   =========       =======   =======   =========
Total return...................................          1.95%       4.03%       6.53%/3/      6.97%     3.07%       5.65%/3/
Ratios/supplemental data:
Net assets, end of period (000)................        $4,526      $4,827   $  14,305       $14,458   $13,600   $   7,457
Ratios to average net assets (annualized):

Ratio of expenses to average net
  assets.......................................          0.35%       0.42%       0.35%         0.35%     0.27%       0.25%
Ratio of net investment income to
  average net assets...........................          4.81%       4.69%       4.65%         4.59%     4.29%       3.88%
Portfolio turnover.............................            86%         73%         86%           23%       19%         18%
Ratio of expenses to average net assets
 prior
  to waived fees and reimbursed expenses.......          2.11%       1.42%       1.85%         1.51%     1.58%       1.99%
Ratio of net investment income to average
  net  assets prior to waived fees and
  reimbursed expenses..........................          3.05%       3.69%       3.15%         3.43%     2.99%       2.14%

_________________________

/1/ The Fund operated as the Quality Tax-Exempt Income Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on January 15, 1993 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of the Company on September 6, 1996. In connection with the reorganization, existing Investor shares were converted into Class A shares of the Fund. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.
/2/  The Fund changed its fiscal year end from May 31 to September 30.
/3/  Annualized.

                                 Tax-Free Income Prospectus (October 8, 1997)18


                            NATIONAL TAX-FREE FUND
                        FOR A CLASS B SHARE OUTSTANDING

                                                                  PERIOD ENDED   PERIOD ENDED
                                                                    MAR 31,        SEPT. 30,
                                                                      1997          1996/1/
                                                                 --------------  -------------
Net asset value, beginning of period..........................         $10.06        $  10.00
Income from investment operations:
Net investment income (loss)..................................           0.06            0.00
Net realized and unrealized gain (loss) on investments........          (0.05)           0.06
                                                                       ------        --------
Total from investment operations..............................           0.01            0.06
Less distributions:
Dividends from net investment income..........................          (0.06)           0.00
Distributions from net realized gain..........................           0.00            0.00
                                                                       ------        --------
Total from distributions......................................          (0.06)           0.00
                                                                       ------        --------
Net asset value, end of period................................          10.01        $  10.06
                                                                       ======        ========
Total return (not annualized).................................           0.10%           0.60%
Ratios/supplemental data:
Net assets, end of period (000)...............................         $  119        $      0
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.......................           1.10%           0.00%
Ratio of net investment income to average net assets..........           3.80%           1.83%
Portfolio turnover............................................             86%             73%
Ratio of expenses to average net assets prior to waived
     fees and reimbursed expenses.............................          13.74%           0.00%
Ratio of net investment income to average net assets prior to
     waived fees and reimbursed expenses......................          (8.84%)          1.83%

_________________________

/1/  Class B shares of the Fund commenced operations on September 6, 1996.

                                 Tax-Free Income Prospectus (October 8, 1997) 19

Oregon Tax-Free Fund

Portfolio Managers: Laura Milner (since 9/96)
-------------------
                    David Klug (since 2/97)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

     The Oregon Tax-Free Fund seeks to provide investors with a high level of income exempt from federal income tax and Oregon personal income tax.

INVESTMENT POLICIES

     We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's dollar weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;
 .    at least 65% of our assets in municipal obligations that pay interest exempt from Oregon personal income tax;
 .    in municipal obligations rated in the three highest credit categories by nationally recognized credit rating organizations; or
 .    in municipal obligations rated in the fourth highest category if enough suitable investments in the three highest categories cannot be found.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

     The Fund is considered non-diversified according to the 1940 Investment Company Act. The majority of the issuers of the securities in the portfolio are located within Oregon. Non-diversified, geographically concentrated Funds are riskier than similar Funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio. Distribution income earned may be subject to the federal alternative minimum tax.

ADDITIONAL FUND FACTS

     Distribution income earned may be subject to the federal alternative minimum tax.

                                 Tax-Free Income Prospectus (October 8, 1997) 20

                            OREGON TAX-FREE FUND/1/
                        FOR A CLASS A SHARE OUTSTANDING

                               YEAR       YEAR       PERIOD
                               ENDED      ENDED      ENDED
                              MAR 31    SEPT. 30,  SEPT. 30,              YEAR ENDED MAY 31,
                                                                          ------------------
                               1997       1996      1995/2/      1995      1994       1993       1992      1991     1990     1989
                             ---------  ---------  ----------  --------  ---------  ---------  --------  --------  -------  -------
 Net asset value--beginning
  of period................. $  16.42   $  16.38   $   16.47    $ 16.17   $ 16.79   $  16.07   $ 15.74  $  15.27   $15.35   $15.00
 Income from investment
  operations:
Net investment income (loss)     0.37       0.79        0.28       0.82      0.84       0.86      0.91      0.94     0.93     0.93
Net realized and unrealized
 gain (loss) on investments.    (0.10)      0.04       (0.08)      0.39     (0.43)      0.76      0.38      0.47    (0.06)    0.31
                              -------    -------    --------     ------   -------    -------   -------   -------   ------   ------
Total from investment
  operations................     0.27       0.83        0.20       1.21      0.41       1.62      1.29      1.41     0.87     1.24
Less Distributions:
Dividends from net
 investment income..........    (0.37)     (0.79)      (0.29)     (0.87)    (0.82)     (0.86)    (0.92)    (0.94)   (0.93)   (0.89)
Distributions from net
 realized gain on
  investments...............    (0.03)      0.00        0.00      (0.04)    (0.21)     (0.04)    (0.04)     0.00    (0.02)    0.00
                             --------   --------   ---------    -------  --------   --------   -------  --------   ------   ------
Total distributions.........    (0.40)     (0.79)      (0.29)     (0.91)    (1.03)     (0.90)    (0.96)    (0.94)   (0.95)   (0.89)
                             --------   --------   ---------    -------  --------   --------   -------  --------   ------   ------
Net asset value--end
 of period.................. $  16.29   $  16.42   $   16.38    $ 16.47  $  16.17   $  16.79   $ 16.07  $  15.74   $15.27   $15.35
                             ========   ========   =========    =======  ========   ========   =======  ========   ======   ======
Total return (not
 annualized)................     1.65%      5.03%       3.67%/3/   7.92%     2.33%     10.36%     8.45%     9.58%    5.80%    8.55%
Ratios/supplemental data:
Net assets, end of period
 (000)...................... $ 30,635   $ 33,676   $  50,077    $52,245  $ 53,846   $  45,43   $25,002  $  14,60   $7,550   $3,175

Ratios to average net

                                 Tax-Free Income Prospectus (October 8, 1997) 21

 assets (annualized):
Ratio of expenses to
 average net assets............. 0.60%      0.85%       0.70%     0.70%      0.62%      0.60%     0.60%     0.55%    0.50%    0.50%
Ratio of net investment
 income to average
  net assets.................... 4.52%      4.87%       5.01%     5.19%      4.90%      5.34%     5.81%     6.27%    6.26%    6.64%
Portfolio turnover..............   90%        27%         57%       15%        22%         6%       17%       23%      94%       9%
Ratio of expenses to
 average net assets prior
  to waived fees and
   reimbursed expenses.......... 1.31%      1.15%       1.01%     0.90%      0.84%      0.91%     0.98%     1.03%    1.35%    3.29%
Ratio of net investment
 income to average net
  assets prior to waived
   fees and reimbursed
    expenses.................... 3.81%      4.57%       4.70%     4.99%      4.69%      5.03%     5.43%     5.79%    5.41%    3.85%

_________________________

/1/ The Fund operated as the Oregon Tax-Exempt Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on June 1, 1988 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of the Company on September 6, 1996. In connection with the reorganization, existing Investor shares were converted into Class A shares of the Fund. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

/2/ The Fund changed its fiscal year end from May 31 to September 30. /3/ Annualized.

                                 Tax-Free Income Prospectus (October 8, 1997) 22
OREGON TAX-FREE FUND
                        FOR A CLASS B SHARE OUTSTANDING

                                                   PERIOD ENDED   PERIOD ENDED
                                                     MAR. 31,       SEPT. 30,
                                                       1997          1996/1/
                                                  -------------  -------------
Net asset value, beginning of period...........       $10.07       $  10.00
Income from investment operations:
Net investment income (loss)...................         0.17           0.00
Net realized and unrealized gain (loss) on
    investments................................        (0.05)          0.07
                                                      ------       --------
Total from investment operations...............         0.12           0.07
Less distributions:
Dividends from net investment income...........        (0.17)          0.00
Distributions from net realized gain...........        (0.02)          0.00
                                                      ------       --------
Total from distributions.......................        (0.19)          0.00
                                                      ------       --------
Net asset value, end of period.................       $10.00       $  10.07
                                                      ======       ========
Total return (not annualized)..................         1.17%          0.70%
Ratios/supplemental data:
Net assets, end of period (000)................          287       $      0
Ratios to average net assets (annualized):
Ratio of expenses to average net assets........         1.30%          0.00%
Ratio of net investment income to average net
 assets........................................         3.23%          1.83%
Portfolio turnover.............................           90%            27%
Ratio of expenses to average net assets prior to
 waived fees and reimbursed expenses...........         2.15%          0.00%
Ratio of net investment income to average net
 assets prior to waived fees and reimbursed
  expenses.....................................         2.38%          1.83%

_________________________

/1/  Class B shares of the Fund commenced operations on September 6, 1996.

                                 Tax-Free Income Prospectus (October 8, 1997) 23

Short-Term Municipal Income Fund

Managers: Laura Milner (since 5/94
---------
          Mary Gail Walton (since 5/94)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses.

INVESTMENT OBJECTIVE

     The Short-Term Municipal Income Fund seeks to provide investors with income exempt from federal income taxes, while managing principal volatility.

INVESTMENT POLICIES

     We actively manage a portfolio of municipal obligations. We pay careful attention to the portfolio's sensitivity to interest rate changes and may increase or decrease weighted average maturity accordingly. We may invest in municipal obligations with final maturity of up to 5 years, or in variable rate securities with less than 5 years remaining until the next interest rate readjustment or the return of principal. Under normal market conditions, however, we will maintain the portfolio's weighted average maturity between 90 days and 2 years. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;
 .    in municipal obligations rated in the four highest credit categories by nationally recognized credit rating organizations; or
 .    up to 20% of our assets temporarily in certain taxable investments such as
     U.S. Government obligations and short-term taxable money market instruments.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

Up to 25% or more of our assets in municipal obligations may be related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

ADDITIONAL FUND FACTS

     The Fund is only offered in Class A shares. Dividend income earned may be subject to the federal alternative minimum tax. The Fund is considered non-diversified according to the 1940 Investment Company Act. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

                                 Tax-Free Income Prospectus (October 8, 1997) 24

                       SHORT-TERM MUNICIPAL INCOME FUND
                            FOR A SHARE OUTSTANDING

                                                                     (UNAUDITED)
                                                                      6 MONTHS     YEAR ENDED    YEAR     PERIOD
                                                                        ENDED        ENDED      ENDED      ENDED
                                                                       DEC. 31,     DEC. 31,   DEC. 31,   DEC. 31,
                                                                        1997         1996       1995      1994/1/
                                                                        ----         ----       ----      -------
Net asset value, beginning of period...............................   $  4.97      $  4.99    $  4.92   $   5.00
Income from investment operations:
Net investment income..............................................      0.10         0.20       0.22       0.09
Net realized and unrealized gain (loss) on investments.............      0.00        (0.02)      0.07      (0.08)
                                                                      -------      -------    -------   --------
Total from investment operations...................................      0.10         0.18       0.29       0.01
Less distributions:
Dividends from net investment income...............................     (0.10)       (0.20)     (0.22)     (0.09)
Distributions from net realized gain...............................      0.00         0.00       0.00       0.00
Total from Distributions...........................................     (0.10)       (0.20)     (0.22)     (0.09)
                                                                      -------      -------    -------   --------
Net asset value, end of period.....................................   $  4.97      $  4.97    $  4.99   $   4.92
                                                                      =======      =======    =======   ========
Total Return (not annualized)/2/...................................      1.95%        3.62%      6.10%      0.13%
Ratios/supplemental data:
Net assets, end of period (000)....................................   $21,501      $26,714    $16,486   $ 11,778
Number of shares outstanding, end of period (000)..................     4,328        5,373      3,302      2,392
Ratios to average net assets (annualized):
Ratio of expenses to average net assets/3/.........................      0.39%        0.40%      0.38%      0.27%
Ratio of net investment income to average net assets/3/............      3.89%        3.95%      4.39%      3.67%
Portfolio turnover/4/..............................................        19%          47%        46%         8%
Ratio of expenses to average net assets prior to waived fees and
 reimbursed expenses/3/............................................      1.48%        1.43%      1.97%      1.98%
Ratio of net investment income to average net assets prior to waived
 fees and reimbursed expenses/3/...................................      2.80%        2.92%      2.80%      1.96%

_________________________

/1/ The Short-Term Municipal Income Fund and the corresponding Master Portfolio each commenced operations on June 3, 1994.
/2/  Total returns do not include any sales charges.
/3/ This ratio includes income and expenses charged to the Short-Term Municipal Income Master Portfolio.
/4/ The portfolio turnover shown in the table is for the Short-Term Municipal Income Master Portfolio.

                                 Tax-Free Income Prospectus (October 8, 1997) 25

GENERAL RISK CONSIDERATIONS

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. Some risks are common to all the Stagecoach Funds. Chief among these risks is the following:

 .    Unlike bank deposits such as CD's or savings accounts, mutual funds are NOT
     INSURED BY THE FDIC.
 .    We CANNOT GUARANTEE that we will meet our investment objectives.

 .    We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.

 .    Share prices--and therefore the value of your investment--WILL INCREASE AND
     DECREASE with changes in the value of the underlying securities and other investments. This is referred to as volatility.

 .    Investing in any mutual fund, including the most conservative, involves
     RISK, INCLUDING THE POSSIBLE LOSS OF ANY MONEY YOU INVEST.

 .    No single Fund, by itself, constitutes a complete investment plan.

Some of our mutual funds invest in securities that involve particular kinds of risk.

 .    Funds that invest in debt instruments, such as notes and bonds, are subject to CREDIT RISK. Credit risk is the chance that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

 .    Funds that invest in debt instruments, such as notes and bonds, are subject to INTEREST-RATE RISK. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

We may invest a portion of our assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

We may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks that may affect a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of investment made in a security denominated in that foreign currency.

                                 Tax-Free Income Prospectus (October 8, 1997) 26

Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Extension Risk--The risk that as interest rates rise, prepayments slow, thereby lengthening the duration and potentially reducing the value of certain asset-backed securities.

Information Risk--The risk that information about a security is either unavailable or is inaccurate.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk--The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of stock, bond or other security will reduced by market activity. This is the basic risk associated with all securities investments.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

                                 Tax-Free Income Prospectus (October 8, 1997) 27

--------------------------------------------------------------------------------
                                          A      C      C      N      O      S
                                          R      A      A      A      R      H
                                          I      L      L      T      E      O
                                          Z                    I      G      R
                                          O      T      T      O      A      T
 This table lists some of the additional  N      A      A      N      N      T
 investment practices of the Funds,       A      X      X      A             E
 including some not disclosed in the                           L             R
 Investment Objectives and Investment            F      F                    M
 Policies sections of the Prospectus.            R      R
 THE RISKS INDICATED AFTER THE                   E      E                    M
 DESCRIPTION OF THE PRACTICE ARE NOT             E      E                    U
 THE ONLY POTENTIAL RISKS ASSOCIATED                                         N
 WITH THAT PRACTICE, BUT ARE AMONG THE           B      I                    I
 MORE PROMINENT. Market risk is assumed          O      N
 for each.  See the Investment                   N      C                    I
 Objectives and Policies or the                  D      O                    N
 Statements of Additional Information                   M                    C
 for limits on these practices.                         E
--------------------------------------------------------------------------------
 INVESTMENT PRACTICE/RISK
--------------------------------------------------------------------------------
 Floating and Variable Rate Debt -
 Instruments with interest rates that     x      x      x      x      x      x
 are adjusted either on a schedule or
 when an index or benchmark changes.
 Interest Rate and Credit Risk
--------------------------------------------------------------------------------
 Repurchase Agreements--A transaction in
 which the seller of a security agrees    x      x      x      x      x      x
 to buy back a security at an agreed
 upon time and price, usually with
 interest. Credit Risk
--------------------------------------------------------------------------------
 Other Mutual Funds--The temporary
 investment in shares of an               x      x      x      x      x      x
 unaffiliated investment company.
--------------------------------------------------------------------------------
 Taxable investments--Each Fund may
 temporarily hold up to 20% of assets
 in taxable investments when we think     x      x      x      x      x      x
 it is in the best interest of
 shareholders to do so.
--------------------------------------------------------------------------------
 Forward Commitments, When-Issued
 Securities and Delayed Delivery
 Transactions--Securities bought or       x      x      x      x      x      x
 sold for delivery at a later date or
 bought or sold for a fixed price at a
 fixed date. Interest Rate, Credit and
 Experience Risk
--------------------------------------------------------------------------------
 Asset-Backed Securities--Securities
 consisting of an undivided fractional    x      x      x      x      x      x
 interests in pools of consumer loans,
 such as car loans or credit card debt,
 or receivables held in trust. Interest
 Rate, Credit and Experience Risk
--------------------------------------------------------------------------------
 Illiquid Securities--Securities that
 are illiquid because of restrictions     x      x      x      x      x      x
 on transferability or other reasons.
 The limit is 15% of assets for all but
 the California Tax-Free Bond, which
 has a limit of 10%. Liquidity Risk
--------------------------------------------------------------------------------
 Private Activity Bonds--The interest on
 which is subject to the alternative      x      x      x      x      x      x
 minimum tax. (Limited to 20% of total
 assets.)
--------------------------------------------------------------------------------
 Borrowing Policies--The ability to
 borrow an equivalent of 10% of total     x      x      x      x      x      x
 assets from banks for temporary
 purposes to meet shareholder
 redemptions. Borrowing may be secured
 by a pledge of up to 10% of the
 securities and investments may not be
 purchased if borrowing exceeds 5% of
 assets. Credit Risk
--------------------------------------------------------------------------------
 Loans of Securities--The practice of
 loaning securities to brokers, dealers   x      x      x      x      x      x
 and financial institutions to increase
 return on those securities. Credit
 Risk.
--------------------------------------------------------------------------------

 Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

The Investment Objectives described for each Fund are fundamental and cannot be changed without approval by vote of a majority of shareholders.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund.

                                 Tax-Free Income Prospectus (October 8, 1997) 29

A CHOICE OF SHARE CLASSES

After choosing a Fund, your next most important choice is which share class to buy. The Funds offered in this prospectus are two of the available share classes:

 .    CLASS A SHARES - with a front-end sales charge, volume reductions and lower on-going expenses than Class B shares.

 .    CLASS B SHARES - with a contingent deferred sales charge (CDSC) that diminishes over time, and higher on-going expenses.

 .    CLASS C SHARES - with a 1.00% contingent deferred sales charge (CDSC) on redemptions made within one year of purchase, and higher on-going expenses.

The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest. You may also like the possibility of avoiding any contingent deferred sales charge. If so, then consider Class B shares. Please note that Class B shares convert to Class A shares after six years to avoid the continued higher on-going expenses assessed against Class B shares.

Class C shares are available for the California Tax-Free Bond and National Tax Free Funds only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and C shares may depend on how long you intend holding Fund shares before redeeming them.

Please see the expenses listed for each Fund and the following load tables before making your decision. You should also review the "Reduced Sales Charges" and "Class B Reductions and Sales Charge Waivers" below. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SCHEDULE

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.

Class A shares for the Arizona Tax-Free, Oregon Tax-Free, National Tax-Free and California Tax-Free Bond Funds have the following charge schedule:

----------------------------------------------------------------------------------------------------------------------------------
    Amount of Purchase         Front-end Sales Charge            Front-end Sales Charge            Dealer Allowance as %
                              as % of Public Offering              As % of Net Amount            Of Public Offering Price
                                       Price                           Invested
----------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                      4.50%                             4.71%                             4.00%
----------------------------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                     4.00%                             4.17%                             3.55%
----------------------------------------------------------------------------------------------------------------------------------
$100,000 to $249,000                   3.50%                             3.63%                            3.125%
----------------------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999                   2.50%                             2.56%                             2.00%
----------------------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999                   2.00%                             2.04%                             1.75%
----------------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                    0.00%/1/                          0.00%                             1.00%
----------------------------------------------------------------------------------------------------------------------------------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

                                 Tax-Free Income Prospectus (October 8, 1997) 30

Class A shares for the California Tax-Free Income and the Short-Term Municipal Funds have the following charge schedule:

-------------------------------------------------------------------------------------------------------------------------
    Amount of Purchase         Front-end Sales Charge       Front-end Sales Charge        Dealer Allowance as %
                              as % of Public Offering         as % of Net Amount        Of Public Offering Price
                                     Price                        Invested
-------------------------------------------------------------------------------------------------------------------------
Less than $100,000                   3.00%                          3.09%                        2.65%
-------------------------------------------------------------------------------------------------------------------------
$100,000 to $249,000                 2.25%                          2.30%                        2.00%
-------------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999                 1.50%                          1.52%                        1.30%
-------------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999                 0.60%                          0.60%                        0.50%
-------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                  0.00%/1/                       0.00%                        0.25%
-------------------------------------------------------------------------------------------------------------------------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

CLASS B SHARE CDSC SCHEDULE

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a contingent deferred sales charge (CDSC) based on how long you have held your shares. Certain exceptions apply (see "Class B Reductions and Sales Charge Waivers"). The CDSC schedule is as follows:


Redemptions Within:    1 Year   2 Years   3 Years   4 Years   5 Years   6 Years
--------------------------------------------------------------------------------
CDSC                   5.00%     4.00%     3.00%     3.00%     2.00%     1.00%

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the B shares are converted to A shares to reduce your future on-going expenses.

REDUCED SALES CHARGES

Generally, we offer more sales charge reductions for Class A shares than for Class B, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

CLASS A SHARE REDUCTIONS:
 .    You pay no sales charges on Fund shares you buy with REINVESTED distributions.
 .    You pay a lower sales charge if you are investing an amount over a
     BREAKPOINT LEVEL. See the "Class A Share Schedule" above.

 .    By signing a LETTER OF INTENT (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

 .    RIGHTS OF ACCUMULATION (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

 .    If you are REINVESTING THE PROCEEDS OF A STAGECOACH FUND REDEMPTION for
     shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.

 .    You may reinvest into a Stagecoach Fund with no sales charge A REQUIRED
     DISTRIBUTION from a pension, retirement, benefits, or similar plan for which Wells Fargo acts as trustee provided the distribution occurred within the last 30 days.

If you believe you should receive any of these reductions, it is up to you to ask the selling agent or the shareholder serving agent for the reduction and to provide appropriate proof of eligibility.

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

 .    a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

 .    a trustee or fiduciary purchasing for a single fiduciary relationship; or

 .    the members of a "qualified group" which consists of a "Company" (as defined in the 1940 Act), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

Call-out: "How a Letter of Intent Can Save You Money!" - If you plan to invest, for example, $100,000 in a Stagecoach Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $50,000, then 4.00% on the next $49,999!

CLASS B SHARE CDSC REDUCTIONS:
 .    You pay no CDSC on Funds shares you purchase with REINVESTED DISTRIBUTIONS.
 .    We waive the CDSC for all redemptions made because of SCHEDULED OR
     MANDATORY DISTRIBUTIONS for certain retirement plans. (See your retirement plan disclosure for details.)

                                 Tax-Free Income Prospectus (October 8, 1997) 32


 .    We waive the CDSC for redemptions made in the event of the SHAREHOLDER'S
     DEATH OR FOR A DISABILITY SUFFERED AFTER PURCHASING SHARES. ("Disability" is defined by the Internal Revenue Code of 1986.)
 .    We waive the CDSC for redemptions made at the COMPANY'S DIRECTION in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

WAIVERS FOR CERTAIN PARTIES:

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:
 .    CURRENT AND RETIRED EMPLOYEES, directors and officers of:
          .    The Stagecoach Funds and its affiliates;
          .    Wells Fargo Bank and its affiliates;
          .    Stephens and its affiliates; and
          .    Broker-Dealers who act as Selling Agents.

 .    The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom the Company has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer. (See the Statements of Additional Information for full list of applicable omnibus account types.)

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the disclosure statements governing that account. These disclosures may supersede the terms and conditions discussed here.

SPECIAL NOTICE

If you owned Class B shares prior to MARCH 3, 1997 they are subject to a CDSC if they are redeemed within four years of purchase. For as long as you hold Class B shares of such a Fund, any new Class B shares of that Fund that you acquire will also be subject to a CDSC if redeemed within four years. The CDSC schedule for these shares is below:

Redemptions Within:    1 Year   2 Years   3 Years   4 Years   5 Years   6 Years
--------------------------------------------------------------------------------
CDSC                   3.00%     2.00%     1.00%     1.00%     0.00%     0.00%

The above schedule does not apply for shares of another Fund purchased after February 28, 1997. If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional purchases of the newly purchased Fund will age at the higher CDSC schedule.

                                 Tax-Free Income Prospectus (October 8, 1997) 33


YOUR ACCOUNT

This section tells you how to open an account and how to buy, sell or exchange shares once your account is open.

You can buy Fund shares:
 .    By opening an account directly with the Fund (simply complete and return a
     Stagecoach Funds application with proper payment);
 .    Through a brokerage account with an approved selling agent; or
 .    Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:
 .    $1,000.00 per Fund minimum initial investment, or
 .    $100.00 per Fund minimum initial investment if you use the AutoSaver option.
 .    $100.00 per Fund for all investments after your first.
 .    We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.

Important Information:
 .    Read this prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statements of Additional Information. Copies are available free of charge from your financial consultant or by calling 1-800 222-8222.
 .    We process requests to buy or sell shares at 1:00 PM Pacific Time on every business day. Any request we receive in proper form before 1:00 PM PT is processed the same business day. Requests we receive after 1:00 PM PT are processed at 1:00 PM PT the next business day.
 .    It is the nature of a mutual fund investment that the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.
 .    We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day as of the close of the New York Stock Exchange. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statements of Additional Information for further disclosure.
 .    You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Investor Services (1 800-222-8222) if you are investing directly with the Company, or speak to your selling agent if you are buying shares through a brokerage account.
 .    Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.

HOW TO BUY SHARES - Lay out note: Converted into table

The following section explains how you can buy shares directly from the Company. For Funds held through brokerage and other types of accounts, please consult your selling agent.

By Mail:

If you are buying shares for the first time:
 .    Complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
 .    Enclose a check for at least $1,000.00 made out in the full name and share class of the Fund. For example, "Stagecoach National Tax-Free Bond Fund, Class B".
 .    You may start your account with $100.00 if you elect the AutoSaver option on the application.

                                 Tax-Free Income Prospectus (October 8, 1997) 34


If you are buying additional shares:
 .    Make a check payable to the full name and share class of your Fund for at least $100.00. Be sure to write your account number on the check as well.
 .    Enclose the payment stub/card from your statement if available.

In Table on left: Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-9201.

By Wire:

Initial Purchase:
 .    If you do not currently have an account, complete a Stagecoach Funds application. You must wire at least $1000.00. Be sure to indicate the Fund name and the share class into which you intend to invest.
 .    Mail the completed application to: Stagecoach Funds, P.O. Box 7066, San
     Francisco, CA 94120-9201.
 .    You may also fax the completed application (with original to follow) to: 1-
     415-546-0280.

Subsequent Purchases:
 .    Instruct your wiring bank to transmit at least $100.00 according to the instructions given to the left. Be sure to have the wiring bank include your current account number and the name your account is registered in:

In Table on left:
          Wells Fargo Bank, N.A.
          San Francisco California
          Bank Routing Number 121000248
          Wire Purchase Account Number: 4068-000587
          Attention: Stagecoach Funds (Name of Fund and Share Class) Account Name: (Registration Name Indicated on Application)

By Phone:

If you are buying shares for the first time:
 .    You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Account.
 .    Call Investor Services and instruct the representative to either:
          .    transfer at least $1,000.00 from a linked settlement account, or
          .    exchange at least $1,000.00 worth of shares from an existing
               Stagecoach Fund. Please see "EXCHANGES" for special rules.

If you are buying additional shares:
 .    Call Investor Services and instruct the representative to either:
          .    transfer at least $100.00 from a linked settlement account, or
          .    exchange at least $100.00 worth of shares from another Stagecoach
               Fund.

In Table on left: 1 800-222-8222

We will process all requests to buy shares at the first NAV calculated after the request and proper payment are received.

SELLING SHARES - Lay out note: converted into tables

The following section explains how you can sell shares by mail or by telephone held directly by the Company. For Funds held through brokerage and other types of accounts, please consult your selling agent.

By Mail:

                                 Tax-Free Income Prospectus (October 8, 1997) 35


 .    Write a letter stating your account registration, your account number, the
     Fund you wish to redeem and the dollar amount ($100.00 or more) of the redemption you wish to receive (or write "Full Redemption").
 .    Make sure all the account owners sign the request.
 .    You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire ($5000.00 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
 .    Signature Guarantees are required for mailed redemption requests over
     $5000.00. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

Mail to: Stagecoach Funds, PO Box 7066, San Francisco, CA 94120-9201.

By Phone:
 .    Call Investor Services to request a redemption of at least $100.00. Be prepared to provide your account number and Taxpayer Identification Number.
 .    Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
 .    You may request that redemption proceeds be sent to you by check, by transfer into a ACH-linked bank account, or by wire ($5000.00 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
 .    Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.
 .    Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account.

Call: 1-800-222-8222

General Notes for Selling Shares:
 .    We will process redemption requests we receive in proper form before 1:00
     P.M. Pacific Time at the NAV determined on the same business day.
 .    We determine the NAV each day as of the close of the New York Stock
     Exchange.
 .    Your redemptions of Class B and Class C shares, and Class A shares where applicable, are net of any applicable CDSC.
 .    If you purchased shares through a packaged investment product or retirement plan, read the disclosure governing selling shares provided by the product or plan. There maybe special requirements that supercede the disclosures in this Prospectus.
 .    We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions may also be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions may also be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
 .    Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

                                 Tax-Free Income Prospectus (October 8, 1997) 36


EXCHANGES

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 .    You will need to read the Prospectus for the Fund into which you wish to exchange.
 .    Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.
 .    If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).
 .    If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.
 .    Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.
 .    If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform the Company that you have already paid the higher load.
 .    Exchanges between Class B shares, between Class C shares or between either
     Class B or Class C shares and a Stagecoach Money Market Fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.
 .    Exchanges from any share Class to a Money Market Fund can only be re-
     exchanged for the original share Class.
 .    In order to discourage market timing and excessive transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.
 .    You may make exchanges between like share Classes, or between A, B or C share Classes and a Money Market Fund. You may not make exchanges between Class A shares of a non-Money Market Fund and Class B or Class C shares

                                 Tax-Free Income Prospectus (October 8, 1997) 37


ADDITIONAL SERVICES AND POLICIES

AUTOMATIC PROGRAMS:

These programs help you conveniently purchase or redeem shares each month:
 .    AUTOSAVER PLAN - you need only specify an amount of at least $100.00 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20/th/ of each month if you have not specified a day. Please call Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.
 .    SYSTEMATIC WITHDRAWAL PROGRAM - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100.00 on or about the 5th business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you :
     .    must have a Fund account valued at $10,000.00 or more;
     .    you must have distributions reinvested; and
     .    you may not simultaneously participate in an AutoSaver Plan.

It generally takes about 10 days to set up either plan once we have received your instructions. We automatically cancel your program if the linked account you specified is closed.

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

You may choose to do any of the following:
 .    AUTOMATIC REINVESTMENT OPTION - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.
 .    FUND PURCHASE PLAN - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share Class or a Money Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.
 .    AUTOMATIC CLEARING HOUSE OPTION - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the
     ACH system. If your specified bank account is closed, we will reinvest your distributions.
 .    CHECK PAYMENT OPTION - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

Call Out - "Two Things to Keep In Mind About Distributions" --Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.

TAXES

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income.

Long-term capital gains earned by a Fund will be passed on to you as capital gains and will be taxable to you as long-term capital gains. In general, distributions are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31.

Your redemptions will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different

                                 Tax-Free Income Prospectus (October 8, 1997) 38


tax treatment, including withholding. In certain circumstances, U.S. residents may also be subject to tax withholding.

Additional details about the tax consequences of investing are available to you in the Statements of Additional Information. The discussion of taxes is only a summary based on laws in effect as of the date of this Prospectus and is not a substitute for careful tax planning.

SPECIAL NOTICES:

SHARE CLASS: This prospectus contains information about Class A and Class B shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in the Funds.

CONVERSION OF CLASS B SHARES - We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going 12b-1 fees assessed Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the same Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.

MINIMUM ACCOUNT VALUE - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000.00 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

STATEMENTS - We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

DEALER CONCESSIONS AND 12B-1 FEES - Stephens Inc. as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the Dealer Allowance to the selling agent, if any. Stephens also compensates selling agents for the sale of Class B shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A and Class B shares of the same Fund. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally split among the Funds. Funds with higher assets levels pay a higher proportion of these costs.

STATEMENTS OF ADDITIONAL INFORMATION- Additional information about some of the topics discussed in this Prospectus as well as details about return calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1 800-222-8222.

GLASS-STEAGALL ACT - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statements of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

VOTING RIGHTS--All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A Fund's shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the SAI.

                                 Tax-Free Income Prospectus (October 8, 1997) 39


ABOUT STAGECOACH

Each Fund is one of Stagecoach Funds, Inc. Stagecoach was organized on September 9, 1991 as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. Some of these service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies or considering, where applicable, matters affecting a Master Portfolio.


                                 SHAREHOLDERS


                         FINANCIAL SERVICES FIRMS AND
                             THEIR REPRESENTATIVES

                        Advise current and prospective
                    shareholders on their Fund investments

DISTRIBUTOR               ADMINISTRATOR        TRANSFER and                SHAREHOLDER
& CO-ADMINISTRATOR                             DIVIDEND PAYING             SERVICING AGENTS
Stephens Inc.             Wells Fargo Bank     Wells Fargo Bank            Various Agents
111 Center St.            525 Market St.       525 Market St
Little Rock, AR           San Francisco, CA    San Francisco, CA

Markets the Funds         Manages the Funds'   Maintains records of        Provide services to
and distributes shares    business activities  shares and supervises       customers.
                                               the paying of dividends.

  INVESTMENT ADVISOR                     CUSTODIAN

  Wells Fargo Bank                       Wells Fargo Bank
  444 Market St.                         525 Market St.
  San Francisco, CA                      San Francisco, CA

  Manage Funds' investment               Provides safekeeping for
  activities                             the Funds' assets

                               BOARD OF DIRECTORS

                        Supervise the Funds' activities

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information for each Fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

THE INVESTMENT ADVISOR

                                 Tax-Free Income Prospectus (October 8, 1997) 40


Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells & Fargo and Co., a national bank holding company. As of August 1, 1997, Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo the following for advisory services for the fiscal period ended March 31, 1997:

Arizona Tax-Free Fund             .34%

California Tax-Free Bond Fund      __%

California Tax-Free Income Fund    __%

National Tax-Free Fund             __%

Oregon Tax-Free Fund              .50%

Short Municipal Income Fund        __%

THE ADMINISTRATOR

Wells Fargo Bank is the administrator of the Funds. Wells Fargo is paid .04% for these services.

THE DISTRIBUTOR AND CO-ADMINISTRATOR

Stephens Inc. is the Funds distributor and co-administrator.  Stephens receives
 .02% for its role as co-administrator. Stephens also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.


SHAREHOLDER SERVICING PLAN

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

                                 Tax-Free Income Prospectus (October 8, 1997) 41


For these services we pay the following:

                                    CLASS A   CLASS B

Arizona Tax-Free Fund                   .25%      .25%

California Tax-Free Bond Fund           .30%      .30%

California Tax-Free Income Fund         .25%      n/a

National Tax-Free Fund                  .25%      .25%

Oregon Tax-Free Fund                    .25%      .25%

Short-Term Municipal Income Fund        .25%      n/a

DISTRIBUTION PLAN

We have adopted distribution plans for each class of the Funds. For Class A shares of the California Tax Free Bond and the California Tax-Free Income Funds, these plans are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For the Class A shares of the Arizona Tax-Free, National Tax-Free, Oregon Tax-Free and Short-Term Municipal Income Funds and the Class B shares of the Arizona Tax-Free, California Tax-Free Bond, National Tax Free and Oregon Tax Free Funds,these plans are used to pay for distribution-related services.

For these services we pay the following:

                                               CLASS A   CLASS B

Arizona Tax-Free Fund                              .05%      .75%

California Tax-Free Bond Fund                      .05%      .70%

California Tax-Free Income Fund                    .05%      n/a

National Tax-Free Fund                             .05%      .75%

Oregon Tax-Free Fund                               .05%      .75%

Short-Term Municipal Income Fund                   .25%      n/a%

                                 Tax-Free Income Prospectus (October 8, 1997) 42


PORTFOLIO MANAGERS - The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statements of Additional Information.


DAVID KLUG, CFA
SENIOR TAX-EXEMPT SPECIALIST
With Wells Fargo Bank for over nine years

LAURA MILNER
SENIOR TAX-EXEMPT SPECIALIST
With Wells Fargo Bank for over nine years.

MARY GAIL WALTON
Joined Wells Fargo Bank after the merger with First Interstate Bank, where she had worked since 1991.

                                 Tax-Free Income Prospectus (October 8, 1997) 43


GLOSSARY

ACH--Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

Business Day - Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation - The increase in the value of a share. See also "total return".

Convertible Debt Securities-Bonds or notes that are exchangeable for common stock at a set price on a set date or at the election of the holder.

Current Income--Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives- Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions - Dividends and/or capital gains paid by a Fund on its shares.

Diversified--A diversified fund, as defined by the Investment Company Act, is one that has a policy of investing in cash, Government securities and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Denominated--Securities issued by foreign banks, companies or governments in U.S. dollars.

Dollar Weighted Average Maturity--The average maturity for the debt securities in a portfolio on a dollar for dollar basis.

Duration--A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer duration typically more sensitive to interest rate changes than shorter duration.

FDIC- The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. FDIC insurance does not apply to mutual funds.

Illiquid Security--A security which can not be easily sold, or can not be sold without negatively affecting the price.

Investment Grade - A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

Liquidity -The ability to quickly sell a security without affecting the price.

Market Timing - The belief that by guessing correctly, an investor can profit by selling out of the market when prices are high and buying when prices are low.

Moody's - One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO) - A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

                                 Tax-Free Income Prospectus (October 8, 1997) 44


Net Asset Value (NAV) - The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Non-Diversified--Any fund that does not have a policy as described under "diversified" in this glossary.

Options - An option is the right to buy or sell a security based on an agreed upon price for an agreed upon time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP) - the NAV with the sales load added.

Repurchase Agreement - an agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent - a person who has an agreement with the Fund's distributor that allows them to sell Fund shares.

Senior Securities - a security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stock holder does in the event of a company's liquidation.

Shareholder Servicing Agent - anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee- A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P- One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information - A document that supplements and continues the disclosures made in the prospectus.

Taxpayer Identification Number - Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total return - The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio - The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government obligations--Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                 Tax-Free Income Prospectus (October 8, 1997) 45


[Back cover]

You may wish to review the following documents:

Statement of Additional Information--supplements and continues the disclosures made by this Prospectus.

Annual/Semi-Annual Report--provides certain financial information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of charge by calling 1-800-222-8222 or from Stagecoach Funds
PO Box 7066
San Francisco, CA 94120-7066

                            STAGECOACH FUNDS, INC.

                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 15, 1997

                        U.S. GOVERNMENT ALLOCATION FUND
                             ASSET ALLOCATION FUND
                             INDEX ALLOCATION FUND

                         CLASS A, CLASS B AND CLASS C
                        _______________________________

     Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company, commonly referred to as a "mutual fund." This Statement of Additional Information ("SAI") contains information about three of the funds (each a "Fund" and collectively the "Funds") in the Stagecoach Family of Funds--the U.S. Government Allocation Fund, Asset Allocation Fund, and Index Allocation Fund. Each Fund offers Class A and Class B shares. The Index Allocation Fund also offers Class C shares. This SAI relates to all Classes of shares offered by the Funds.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated December 15, 1997. All terms used in this SAI that are defined in the Funds' Prospectus have the meaning assigned in such Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas, 72201, or calling the Transfer Agent at the telephone number indicated above.
                      __________________________________

                               TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
General............................................................................................     1

Investment Restrictions............................................................................     2

Investment Models..................................................................................     7

Additional Permitted Investment Activities.........................................................    10

Risk Factors.......................................................................................    21

Management of the Company..........................................................................    23

Distribution Plans.................................................................................    32

Performance Calculations...........................................................................    34

Determination of Net Asset Value...................................................................    42

Additional Purchase and Redemption Information.....................................................    42

Portfolio Transactions.............................................................................    43

Fund Expenses......................................................................................    46

Federal Income Taxes...............................................................................    46

Capital Stock......................................................................................    52

Other..............................................................................................    54

Independent Auditors...............................................................................    54

Financial Information..............................................................................    55

SAI Appendix.......................................................................................   A-1

                                    GENERAL

     The Company's Asset Allocation Fund commenced operations on January 2, 1992, as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's commencement of operations was November 13, 1986. The Company's U.S. Government Allocation Fund commenced operations on January 2, 1992 as successor to the Fixed-Income Strategy Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's commencement of operations was March 31, 1987. The Company's Index Allocation Fund was originally organized on April 7, 1988 as the Asset Allocation Fund (the "predecessor portfolio") of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank. The predecessor portfolio changed its name to the Index Allocation Fund on February 14, 1997. On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation. As a result of the Consolidation, the predecessor portfolio was reorganized as the Company's Index Allocation Fund on December 12, 1997, and shareholders of the predecessor portfolio's Class A and Class D shares became Class A and Class C shareholders, respectively, of the Company's Index Allocation Fund. THE CLASS B SHARES OF THE INDEX ALLOCATION FUND COMMENCED OPERATIONS AS OF DECEMBER 12, 1997.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies. Each Fund has adopted the following
     -------------------------------
investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

     The U.S. Government Allocation and Asset Allocation Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of its total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, (ii) in the case of the Asset Allocation Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (iii) in the case of the Asset Allocation Fund, money market instruments invested in the banking industry and in obligations of the U.S. Government, its agencies or instrumentalities (but the Fund will not do so unless the SEC staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry); and provided further, that each Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase or sell commodities or commodity contracts; except that each Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate and index swaps;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by a Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (6);

     (7) make investments for the purpose of exercising control or management; provided that each Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (7);

     (8) issue senior securities, except to the extent the activities permitted in Investment Restrictions Nos. 3 and 5 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that each Fund may borrow from banks up to 20% of the current value of each such Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of each such Fund's net assets (but investments may not be purchased by such Funds while any such outstanding borrowings exceed 5% of the respective Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that each Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 3 and 5, and except that each Fund may purchase securities with put rights in order to maintain liquidity; or

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of a Fund's total assets would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (10).

     Each of the Asset Allocation and U.S. Government Allocation Funds may make loans in accordance with its investment policies.

     As a fundamental policy, each of the Asset Allocation and U.S. Government Allocation Funds may invest, notwithstanding any other investment restrictions (whether or not fundamental), all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objectives, policies and restrictions as such Fund.

     The Index Allocation Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of its total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers); (ii) obligations of the United States Government, its agencies or instrumentalities; (iii) any industry in which the S&P Index becomes concentrated to the same degree during the same period; (iv) securities that are exempt from personal income taxes of the State of California; and (v) the obligations of domestic banks;

     (2) purchase or sell real estate (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts; except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate swaps and index swaps;

     (3) purchase securities on margin or make short sales of securities (except for short-term credits necessary for the clearance of transactions and except that the Fund may make margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices);

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, and illiquid securities;

     (6)  make investments for the purpose of exercising control or management;

     (7) issue senior securities, except to the extent the activities of the Fund permitted in Investment Restrictions Nos. 2 and 3 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such borrowing exists); or

     (8) invest more than 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

     In addition, the Fund may not write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity, and except that the Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 2 and 3.

     The Fund may not, as to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     Non-Fundamental Investment Policies. Each Fund is subject to the following
     -----------------------------------
non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the shareholders.

     The U.S. Government Allocation and Asset Allocation Funds may not:

     (1) purchase or retain securities of any issuer if the officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together owned beneficially more than 5% of such securities;

     (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of such Fund's aggregate investments in such securities will exceed 5% of its total assets;

     (3) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of a Fund's total assets; or

     (4) invest more than 15% of a Fund's net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

     The Index Allocation Fund may not:

     (1) purchase or retain securities of any issuer if the officers or directors of the Fund or its investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

     (2) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

     (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

     (4) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

     (5)  purchase or sell real estate limited partnership interests.

     The Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies [AND THE INVESTMENT ADVISER WILL WAIVE ITS ADVISORY FEES FOR THAT PORTION OF THE FUND'S ASSETS SO INVESTED,] except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

                               INVESTMENT MODELS

     This section contains supplemental information about the proprietary investment model used by BGFA to manage each Fund's portfolio.

     Asset Allocation Model. BGFA compares the Asset Allocation Fund's
     ----------------------
investments daily to the Asset Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Asset Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Asset Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Asset Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

     There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Asset Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock.

     A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Fund invests. Using these data, the Asset Allocation Model is run daily to determine the recommended asset allocation. The model's recommendations are presently made in 5% increments.

     U.S. Government Allocation Model. BGFA compares the U.S. Government
     --------------------------------
Allocation Fund's investments daily to the U.S. Government Allocation Model's recommended allocation. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two to three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the U.S. Government Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow the allocation recommended by the computer Model. Notwithstanding any recommendation of the computer model to the contrary, the Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     BGFA manages other funds which invest in accordance with a substantially similar version of the Model. The performance of each of those other funds is likely to vary among themselves and from the performance of the U.S. Government Allocation Fund. Such variation in performance is primarily due to timing differences in the implementation of the Model's recommendations, differences in expenses and liquidity requirements, and the ability of other funds to invest a higher portion of their assets in short-term investments that may generate a higher yield, but are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     A key component of the U.S. Government Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk, which are incorporated into the allocation decision. The principal inputs of financial data to the model currently are: (i) yields on 90-day U.S. Treasury bills, 5-year U.S. Treasury notes and 30-year U.S. Treasury bonds; (ii) the expected statistical standard deviation in investment returns for each class of fixed income instrument; and (iii) the expected statistical correlation of investment return among the various classes of fixed income instruments. Using these and other data, the model is run daily to determine the recommended allocation. The model's recommendations are presently implemented in 10% increments. Because the Fund may shift its investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a constant mix of assets.

     Although BGFA intends to use the Models as bases for its investment decisions with respect to the Asset Allocation Fund and U.S. Government Allocation Fund, BGFA may change from time to time the criteria and methods it uses to implement the model's recommendations if it believes such a change is desirable for a Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Funds, the conduct of their affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for a Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of a Fund.

     Index Allocation Model. BGFA compares the Index Allocation Fund's
     ----------------------
investments daily to the Index Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Index Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Index Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Index Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

     There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Index Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock.

     A key component of the Index Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the index allocation decision. The principal inputs of financial data to the Index Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Index Allocation Fund invests. Using these data, the Index Allocation Model is run daily to determine the recommended asset allocation.


                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Derivative Securities. Some of the permissible investments described herein
     ---------------------
are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, the futures contracts and options on futures contracts that the Funds may purchase are considered derivatives. The Funds may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Also, cash maintained by the Index Allocation Fund for short-term liquidity needs (e.g., to meet anticipated redemption requests) will, as a general matter, only be invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. The use of derivatives by the Asset Allocation, Index Allocation and U.S. Government Allocation Funds also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with Securities and Exchange Commission ("SEC") rules limiting the use of leverage.

     Floating- and Variable-Rate Instruments. Certain of the debt instruments in
     ---------------------------------------
which the Funds may invest bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index change. These adjustments generally limit the increase or decrease in the amount of interest received on debt instruments. [THE FUND MAY PURCHASE CERTIFICATES OF PARTICIPATION IN POOLS OF FLOATING- AND VARIABLE-RATE INSTRUMENTS FROM BANKS AND OTHER FINANCIAL INSTITUTIONS.] Wells Fargo Bank, as investment adviser, monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events occurring between the date a Fund elects to demand payment on a floating- or variable-rate instrument and the date payment is due may affect the ability of the issuer of the instrument to make payment when due, and unless such demand instrument permits same-day settlement, such events may affect a Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.

     Foreign Currency Transactions. If the Asset Allocation or U.S. Government
     -----------------------------
Allocation [INDEX ALLOCATION?] Funds enter into a foreign currency transaction or forward contract, such Fund deposits, if required by applicable regulations, with the Fund's custodian cash or high-grade debt securities in a segregated account an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account so that the value of the account equals the amount of the Fund's commitment with respect to the contract.

     At or before the maturity of a forward contract, a Fund either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Fund obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to a Fund of engaging in current transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Wells Fargo Bank or BGFA, as appropriate, considers on an ongoing basis the creditworthiness of the institutions with which a Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     The purchase of options on currency futures allows a Fund, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

     Foreign Obligations. Each Fund may invest up to 25% of its assets in high-
     -------------------
quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments by the Funds in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Futures Contracts and Options Transactions.
     ------------------------------------------

     In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the relevant Fund.

     Future Contracts and Options on Future Contracts. The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the money at the time of purchase, the in-the money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     The [INDEX ALLOCATION FUND] may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, the Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price at any time during the option exercise period. Sellers of options on future contracts, like buyers and sellers of futures contracts, make an initial performance deposit and are subject to calls for variation margin.

     Transactions by the [INDEX ALLOCATION FUND] in futures contracts and options thereon involve certain risks. One risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts). In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract and option prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures and option positions in certain cases. Inability to liquidate positions in a timely manner could result in the Fund incurring larger losses than would otherwise be the case.

     The [INDEX ALLOCATION FUND] may enter into futures contracts and may purchase call and put options on futures contracts that are traded on U.S. commodity exchanges and write call options on such futures contracts.

     Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices [only] as a substitute for comparable market positions in the underlying securities. The aggregate premiums paid on all options purchased by a Fund may not exceed 20% of the Fund's total assets and the value of the options written may not exceed 10% of the value of the Fund's total assets.

     A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures [only] as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

     Additional Limitations on Interest Rate Futures and Related Options. In order to comply with undertakings made by the [INDEX ALLOCATION FUND] pursuant to CFTC Regulation 4.5, the Fund will use futures and option contracts, interest rate futures and option contracts, solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z)(1); provided, however, that with respect to each long position in an interest rate futures or option contract that will be used as part of a portfolio management strategy and that is incidental to the Fund's activities in the underlying cash market but would not come within the meaning and intent of Reg. 1.3(z)(1).

     The Index Allocation Fund will not enter into interest rate futures contracts and options thereon, for which the aggregate initial margin and premiums exceed 5% of the fair market value of their respective assets, after taking into account unrealized profits and unrealized losses on any such contracts into which they have entered; provided, however, that the "in-the-money" amount of an option that was in-the-money at the time of purchase will be excluded in computing such 5%.

     The Asset Allocation, U.S. Government and Index Allocation and U.S. Government Allocation Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Interest-Rate and Index Swaps. The Funds may enter into interest-rate and
     -----------------------------
index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive. The Funds may invest up to 10% of their net assets in interest-rate and index swaps.

     Loans of Portfolio Securities. The Asset Allocation, Index Allocation and
     -----------------------------
U.S. Government Allocation Funds may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, Wells Fargo Bank [OR BGFA] will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay such Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. None of the Funds will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by any of the Funds will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, its [ADVISER, OR ITS DISTRIBUTOR.]

     Money Market Instruments and Temporary Investments. Each Fund may invest
     --------------------------------------------------
varying percentages of their assets in money market instruments. In addition, the Funds may invest temporary cash balances in the following high-quality money market instruments: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations"); (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) [THAT HAVE MORE THAN $1 BILLION IN TOTAL ASSETS AT THE TIME OF INVESTMENT] and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; (iv) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: [(A) HAVE MORE THAN $10 BILLION, OR THE EQUIVALENT IN OTHER CURRENCIES, IN TOTAL ASSETS; (B) ARE AMONG THE 75 LARGEST FOREIGN BANKS IN THE WORLD AS DETERMINED ON THE BASIS OF ASSETS; (C) HAVE BRANCHES OR AGENCIES IN THE UNITED STATES;] and (d) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund.

     Letters of Credit.  Certain of the debt obligations (including municipal
     -----------------
securities, certificates of participation, commercial paper and other short-term obligations) which the Asset Allocation, U.S. Government Allocation and Index Allocation Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank [OR BGFA], are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. Each Fund may enter into repurchase agreements,
     ---------------------
wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. [THE MATURITIES OF THE UNDERLYING SECURITIES IN A REPURCHASE AGREEMENT TRANSACTION MAY BE GREATER THAN TWELVE MONTHS, ALTHOUGH THE MAXIMUM TERM OF A REPURCHASE AGREEMENT WILL ALWAYS BE LESS THAN TWELVE MONTHS.] If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than [10%] of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Other Investment Companies. Each Fund may invest in shares of other open-
     --------------------------
end, management investment companies, provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. [WELLS FARGO BANK WILL WAIVE ITS ADVISORY FEES FOR THAT PORTION OF THE FUND'S ASSETS SO INVESTED, EXCEPT WHEN SUCH PURCHASE IS PART OF A PLAN OF MERGER, CONSOLIDATION, REORGANIZATION OR ACQUISITION. THE FUND MAY ALSO PURCHASE SHARES OF EXCHANGE-LISTED CLOSED-END FUNDS.]

     Short-Term Corporate Debt Instruments. Each Fund may invest in commercial
     -------------------------------------
paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

     Municipal Bonds. The Index Allocation Fund may invest in municipal bonds.
     ---------------
As discussed in the Prospectus, the two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

     Municipal Notes. The Index Allocation Fund may invest in municipal notes.
     ---------------
Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a
     ----
result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs
     ----
is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs.  A decline in the receipt of certain revenues, such as anticipated
     ----
revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values will also change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) they would sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) they would sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

     Pass-Through Obligations. The Asset Allocation [, Index Allocation] and
     -------------------------
U.S. Government Allocation Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as the

Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

     Unrated Investments. The Asset Allocation, Index Allocation and U.S.
     -------------------
Government Allocation Funds, may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations.  The Funds may invest in obligations issued or
     ---------------------------
guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants. The Asset and U.S. Government Funds each may invest no more than
     --------
5% of their respective net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) and not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may not only purchase warrants on securities in which they may invest directly.

     When-Issued Securities.  Certain of the securities in which the Asset
     ----------------------
Allocation, Index Allocation and U.S. Government Allocation Funds may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. These Funds only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to such Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

                                 RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

     The market value of a Fund's investment in fixed-income securities will change in response to various factors, such as changes in interest rates and the financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by variable and floating rate features.

     Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

     The adviser may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of the Fund's investments. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield, duration or value due to their structure or contract terms. If the adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                           MANAGEMENT OF THE COMPANY

     The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                  Principal Occupations
Name, Age and Address         Position            During Past 5 Years
---------------------         --------            -------------------
Jack S. Euphrat, 75           Director            Private Investor.
415 Walsh Road

Atherton, CA 94027.

*R. Greg Feltus,46                     Director,                 Executive Vice President of Stephens;
                                       Chairman and              Manager of Financial Services Group;
                                       President                 President of Stephens Insurance Services Inc.;
                                                                 Senior Vice President of Stephens Sports
                                                                 Management Inc.; and President of Investor
                                                                 Brokerage Insurance Inc.

Thomas S. Goho, 55                     Director                  Associate Professor of Finance of the School
321 Beechcliff Court                                             of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                         University since 1982.

Joseph N. Hankin, 57                   Director                  President of Westchester Community College
75 Grasslands Road                                               since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                             University Teachers College since 1976.
(appointed as of September 6, 1996)

*W. Rodney Hughes, 71                  Director                  Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                    Director                  Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53                   Director                  Private Investor; Chairman of Home Account
4 Beaufain Street                                                Network, Inc. Real Estate Developer;
Charleston, SC 29401                                             Chairman of Renaissance Properties Ltd.;
                                                                 President of  Morse Investment Corporation;
                                                                 and Co-Managing Partner of Main Street
                                                                 Ventures.

Richard H. Blank, Jr., 41              Chief Operating           Associate of Financial Services Group of
                                       Officer,                  Stephens; Director of Stephens Sports
                                       Secretary and             Management Inc.; and Director of Capo Inc.
                                       Treasurer



                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                                      Total Compensation
                                 Aggregate Compensation                 from Registrant
Name and Position                    from Registrant                   and Fund Complex
-----------------                    ---------------                   ----------------

Jack S. Euphrat                           $11,250                           $33,750
   Director

R. Greg Feltus                            $-0-                              $-0-
   Director

Thomas S. Goho                            $11,250                           $33,750
   Director

Joseph N. Hankin                          $-0-                              $-0-
   Director
(appointed as of 9/6/96)

W. Rodney Hughes                          $9,250                            $27,750
   Director

Robert M. Joses                           $11,250                           $33,750
   Director

J. Tucker Morse                           $9,250                            $27,750
   Director

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 15, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISER. Wells Fargo Bank provides investment advisory services
     ------------------
to each Fund. As investment adviser, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of each Fund. Wells Fargo Bank furnishes the Company's Board of Directors with periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions. For its services as investment adviser to each of the Asset Allocation and U.S. Government Allocation Funds, Wells Fargo Bank is entitled to receive a monthly advisory fee at the annual rate of 0.50% of the first $250 million of each such Fund's average daily net assets; 0.40% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million. For its services as investment adviser to the Index Allocation Fund, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million and 0.60% on assets in excess of $500 million.

     Prior to April 29, 1996 the Asset Allocation and U.S. Government Allocation Funds each invested directly in a portfolio of securities and Wells Fargo Bank provided investment advisory services directly to these Funds. On April 29, 1996, the Funds were converted to a "master/feeder structure" and began to invest all of their assets in a corresponding Master Portfolio, with an identical investment objective, of Master Investment Trust, another open-end investment company. The Master Portfolios were advised by Wells Fargo Bank and Wells Fargo Bank was entitled to receive the same level of advisory fees from the Master Portfolios as it receives from the Funds. These Funds operated as part of the master/feeder structure from April 29, 1996 to December 15, 1997, at which time the master/feeder structure was dissolved.

     Prior to its reorganization as a Stagecoach Fund on December 12, 1997, the predecessor portfolio to the Index Allocation Fund was advised by Wells Fargo Bank. Wells Fargo was entitled to receive the same level of advisory fees from the predecessor portfolio as it receives from the Index Allocation Fund.

     For the period indicated below, the Funds paid Wells Fargo Bank the amounts indicated below:


                                                   Six-Month
                                                  Period Ended
                    Fund                           3/31/97/1/
                    ----                          ------------
            Asset Allocation                      $
            U.S. Government Allocation            $
            Index Allocation                      N/A


/1/ For the Asset Allocation and U.S. Government Allocation Funds these amounts reflect amounts paid by the Master Portfolio.


     For the periods indicated below, the Funds paid Wells Fargo Bank the following advisory fees.

                                                                  Nine-Month
      Fund/               Year Ended         Year Ended          Period Ended
 Master Portfolio          12/31/94           12/31/95           09/30/96 /1/
 ----------------          --------           --------           ------------
Asset Allocation           $3,907,880        $3,814,364           [$3,117,722]
U.S. Government            $1,034,079        $  680,049           [$  539,657]
   Allocation
Index Allocation/2/        $  424,899        $  424,416            $  525,093

_______________

1 For the Asset Allocation and U.S. Government Allocation Funds these amounts include both amounts paid by the Fund for the period from 1/1/96 to 4/28/96 and amounts paid by the corresponding Master Portfolio for the period from 4/29/96 to 9/30/96.

2 These amounts reflect amounts paid by the predecessor Overland Fund. For 1996, these amounts are for the year ended December 31, 1996 and not the
                                                                      ---
     period ended September 30, 1996.


          Wells Fargo Bank has not waived any advisory fees paid by the Funds, the predecessor portfolio or Master Portfolios except that during 1996 it waived $1,324 in advisory fees payable by the predecessor portfolio to the Index Allocation Fund.

          General. Each Fund's Advisory Contract will continue in effect for
          -------
more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

          Sub-Investment Adviser. Wells Fargo Bank has engaged Barclays Global
          ----------------------
Fund Advisors ("BGFA") to serve as Sub-Investment Adviser to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, BGFA makes recommendations regarding the investment and reinvestment of the Funds' assets. BGFA is responsible for implementing and monitors the performance of the proprietary investment models employed with respect to the Fund in accordance with the investment objectives, policies and restrictions set forth in the Funds' Prospectus. BGFA furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

          For the period indicated below, the Funds paid to WFNIA/BGFA the sub-advisory fees indicated:


                                            Six-Month
                                            Period Ended
                Fund                        3/31/97 /1/
                ----                        ------------
          Asset Allocation                  $
          U.S. Government Allocation        $
          Index Allocation                  N/A

/1/ For the Asset Allocation and U.S. Government Allocation Funds these amounts reflect amounts paid by the Master Portfolio.

          BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. Prior to January 1, 1996, WFNIA served as sub-adviser to the Funds and the predecessor portfolio under substantially similar terms as are currently in effect.

          For the periods indicated below Wells Fargo Bank paid to WFNIA / BGFA the sub-advisory fees indicated. No sub-advisory fees were waived during these periods.


      Fund/            Year Ended     Year Ended       Period Ended
 Master Portfolio       12/31/94       12/31/95        09/30/96 /1/
 ----------------       --------       --------        ------------
 Asset Allocation      $2,106,980     $2,043,249       [$1,714,245]

 U.S. Government       $  353,761     $  244,478       [$  192,067]
    Allocation
 Index Allocation/2/   $  424,899     $  177,707        $  210,226

_______________

1 For the Asset Allocation and U.S. Government Allocation Funds these amounts include both amounts paid by the Fund for the period from 1/1/96 to 4/28/96 and amounts paid by the corresponding Master Portfolio for the period from 4/29/96 to 9/30/96.

2 These amounts reflect amounts paid by the predecessor Overland Fund. For 1996, these amounts are for the year ended December 31, 1996 and not the
                                                                      ---
     period ended September 30, 1996.


          As to each Fund, the Sub-Advisory Agreement has an initial two-year term, and will thereafter be subject to annual approval by (i) the Company's Board of Directors or (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding securities of such Fund, provided that in either event the continuance also is approved by a majority of the Company's Board of Directors who are not interested persons (as defined in the 1940 Act) of the Fund or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Sub-Advisory Agreement is terminable without penalty, on 60 days' written notice, by the Company's Board of Directors or by vote of the holders of a majority of such Fund's shares. The Sub-Advisory Agreement terminates automatically upon an assignment (as defined in the 1940
Act).

          ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells
          ----------------------------------
Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens, and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of each Fund's operations, including coordination of the services performed by the investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's Officers and Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, Officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Funds.

Prior to February 1, 1997, Stephens served as sole administrator to the Funds and the predecessor portfolio and provided essentially the same services described above. Stephens was entitled to receive from the Asset Allocation and U.S. Government Allocation Funds a monthly fee at the annual rate of 0.05% of each such Fund's average daily net assets. Stephens was entitled to receive a monthly fee from the predecessor portfolio at the annual rate of 0.10% of its average daily net assets up to $200 million and 0.05% in excess of $200 million.

     For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for Administration and Co-Administration Fees.


                                                  Six-Month
                                                 Period Ended
                                                   3/31/97
                                                 ------------
               Fund                      Wells Fargo      Stephens
               ----                      -----------      --------
          Assets Allocation
          Index Allocation
          U.S. Government Alocation

     For the periods indicated below, Stephens received administration fees from the Funds and the predecessor portfolio as follows:

                     Year Ended    Year Ended    Period Ended
     Fund             12/31/94      12/31/95       09/30/96
     ----             --------      --------       --------
Asset Allocation      $315,787      $306,436       $257,419
U.S. Government       $ 62,168      $ 40,803       $ 32,354
   Allocation
Index Allocation/1/   $ 66,524      $ 60,627       $ 75,203

--------------------
/1/ For the Index Allocation Fund the amount shown for 1996 is for the year ended 12/31/96.


     SPONSOR AND DISTRIBUTOR. Stephens serves as each Fund's sponsor and
     -----------------------
distributor.

     SHAREHOLDER SERVICING AGENT. The Funds have entered into shareholder
     ---------------------------
servicing agreements with Wells Fargo Bank. The dollar amount of shareholder servicing fees paid by each class of the Funds is listed below.

                                            Nine-Month          Six-Month
                                           Period Ended       Period Ended
          Fund                               9/30/96             3/31/97
          ----                               -------             -------
Asset Allocation Fund - Class A            $2,464,701          $

Asset Allocation Fund - Class B            $  109,487          $

Index Allocation - Class C/1/              $   50,525                N/A

U.S. Government Allocation Fund - Class A  $  310,872          $

U.S. Government Allocation Fund - Class B  $   12,668          $

--------------------
/1/ Reflects amounts paid by the Class D shares of the predecessor portfolio for the year ended December 31, 1996.


     CLASS A SHAREHOLDER ADMINISTRATIVE SERVICING PLAN. The Index Allocation Fund has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of its Class A shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into Administrative Servicing Agreements with administrative servicing agents (broker/dealers, banks and other financial institutions, which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners, of the Fund's Class A shares. Administrative servicing agents agree to perform shareholder administrative and liaison services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders from its customers, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Class A Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.

     CLASS B AND CLASS C SERVICING PLANS. Each Fund has adopted Shareholder Servicing Plans ("Servicing Plans") on behalf of its Class B shares and the Index Allocation Fund has adopted a Shareholder Servicing Plan for its Class C shares. Under each Servicing Plan and pursuant to the Servicing Agreements, the Funds may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to [0.25%] of the average daily net assets of the Fund's Class B or Class C shares, as appropriate, attributable to the servicing agents customers. Servicing agents may include broker/dealers, banks and other financial institutions, including Wells Fargo Bank and its affiliates. The actual fee payable to servicing agents is determined, within such limit, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD.

     The Administrative Servicing Plan and Servicing Plans will continue in effect from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the Plans also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the appropriate class of a Fund. The Administrative Servicing Plan and Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the appropriate class of such Fund, and no material amendment to the Plans may be made except by a majority of the Directors.

     The Administrative Servicing Plan and Servicing Plans require that the Company's Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under each of the Plans.

     CUSTODIAN. Barclays Global Investors, N.A. ("BGI") acts as the custodian
     ---------
for each of the Funds. For its services as custodian, BGI receives an asset-based fee and transaction charge from the respective Funds. For the nine-month period ended September 30, 1996 and the six-month period ended March 31, 1997, the Asset Allocation and U.S. Government Allocation Funds did not pay any custody fees. For the year ended December 31, 1996, the predecessor portfolio to the Index Allocation did not pay any custody fees.


     The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. BGI is not entitled to receive compensation for its services as Custodian to the Fund so long as its subsidiary, BGFA, is entitled to receive fees for providing investment advisory services to the Fund. Prior to the Consolidation, Wells Fargo Bank served as Custodian to the predecessor portfolio.

     TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained
     --------------------------------------
to act as the transfer and dividend disbursing agent for the Funds. For its services as transfer and dividend disbursing agent for the Funds' Class A, Class B and Class C shares, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of each class of shares. Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-[POCKET RELATED COSTS WITH A MINIMUM OF $3,000 PER MONTH PER FUND, UNLESS NET ASSETS OF A FUND WERE UNDER $20 MILLION. FOR AS LONG AS A FUND'S ASSETS REMAINED UNDER $20 MILLION, THE FUND WAS NOT CHARGED ANY TRANSFER AGENCY FEES.] [CONFORM APPLICABLE LANGUAGE]

     For the periods indicated below, the Funds paid transfer and dividend disbursing agency fees (after waivers) to Wells Fargo Bank as follows:

                                   Nine-Month          Six-Month
                                  Period Ended       Period Ended
          Fund                     9/30/96              3/31/97
          ----                     --------             -------
Asset Allocation Fund               $662,394            $
U.S. Government Allocation Fund     $ 77,292            $
Index Allocation Fund/1/            $      0                N/A

_________________________

/1/  For the year ended December 31, 1996

     UNDERWRITING COMMISSIONS.  For the fiscal year ended December 31, 1994, the
     ------------------------
Funds' distributor retained $5,415,227, in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of the Company's shares. For the fiscal year ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), and its registered representatives received $904,274 in underwriting commissions in connection with the purchase or redemption of the Company's Fund shares.

     For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,311. Stephens retained $162,660 of such commissions. WFSI and its registered representatives retained $399,809 of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

     For the six months ended March 31, 1997, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $_________ and Stephens retained $_______ of such commissions. WFSI and its registered representatives received $__________ and $________, respectively, of such commissions.

                              DISTRIBUTION PLANS

     Each Fund has adopted distribution plans (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule").

     The Plans in effect for the Class A shares of the Asset Allocation and U.S. Government Allocation Funds allow such Funds to defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of each such Fund by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets or average daily net assets attributable to Class A shares of such Fund, as the case may be. The plans for Class A shares of the Funds provide only for the reimbursement of actual expenses. The plans for the Class B shares of the Asset Allocation and U.S. Government Allocation Funds allow each Fund with such shares to pay to Stephens Inc., as compensation for distribution-related services provided, or as reimbursement for distribution-related expenses incurred a monthly fee at the annual rate of up to 0.70% of the average daily net assets attributable to the Class B shares of each respective Fund. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens. In addition, each Plan contemplates that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.

     The Plan in effect for the Class A shares of the Index Allocation Fund allows the Fund to pay to Stephens, as compensation for distribution-related services provided or distribution-related expenses incurred, a monthly fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares. The Plans for the Class B and Class C shares allow the Fund to pay to Stephens, as compensation for distribution-related services provided, or reimbursement for distribution- related expenses incurred, a monthly fee at an annual rate of up to 0.75% of the average daily net assets attributable to the Class B or Class C shares. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens. Stephens may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from Stephens, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Index Allocation Fund shares attributable to them. Stephens may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the six-month period ended March 31, 1997, the Asset Allocation and U.S. Government Allocation Funds paid the fees and/or expenses listed below pursuant to their 12b-1 Distribution Plans.

                                             Printing &
                                               Mailing       Marketing     Compensation
          Fund                    Total      Prospectus      Brochures      to Dealers
          ----                    -----      ----------      ---------      ----------
Asset Allocation
  Class A                         $          $               $
  Class B                         $
U.S. Government Allocation
  Class A                         $          $               $
  Class B                         $                                         $

     For the nine-month period ended September 30, 1996, the Asset Allocation and U.S. Government Allocation Funds paid the fees and/or expenses listed below pursuant to their 12b-1 Distribution Plans.

                                             Printing &
                                               Mailing       Marketing     Compensation
          Fund                    Total      Prospectus      Brochures      to Dealers
          ----                    -----      ----------      ---------      ----------
Asset Allocation
  Class A                        $154,937     $10,773         $144,164            N/A

                                              Printing &
                                                Mailing       Marketing   Compensation
              Fund                Total       Prospectus      Brochures    to Dealers
              ----                -----       ----------      ---------    ----------
  Class B                        $255,252         N/A              N/A       $255,252

U.S. Government Allocation
  Class A                        $ 11,912     $   464         $11,448             N/A
  Class B                        $ 27,524         N/A             N/A        $ 27,524

     For the year ended December 31, 1996, the predecessor portfolio to the Index Allocation Fund paid the fees and/or expenses listed below pursuant to its 12b-1 Distribution Plans.

                          Printing &
                            Mailing       Marketing     Compensation
               Total      Prospectus      Brochures     Underwriters
               -----      ----------      ---------     ------------
  Class A     $137,481        N/A            N/A         $137,481
  Class D     $151,575        N/A            N/A         $151,575

     For the periods indicated above WFSI and its registered representatives received no compensation under the Distribution Plans.

     Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Directors who are not "interested persons" (as defined in the 1940 Act) of the respective Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors"). Any agreements related to the Plans ("Agreements") also must be approved by majority vote of the Directors and the Qualified Directors. Such Agreements will terminate automatically if assigned. Each of the Funds may terminate such Agreements at any time, without payment of any penalty, by a vote of a majority of outstanding voting securities of the class of shares affected by such Agreement. The amounts payable under each Plan may not be increased materially without the approval of a majority of the voting securities of each class of Funds effected by such Agreements. Material amendments to a Plan may not be made except by affirmative vote of a majority of both the Directors of the Company and the Qualified Directors.

     Each Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors.

                           PERFORMANCE CALCULATIONS

     The IRA Funds of the Wells Fargo Investment Trust for Retirement Programs were reorganized into the Asset Allocation and U.S. Government Allocation Funds of the Company on January 2, 1992. Therefore, the performance information for the Asset Allocation and U.S. Government Allocation Funds for the periods prior to January 2, 1992 is based on that of the IRA Funds. The Index Allocation Fund commenced operations on April 7, 1988 as the Asset Allocation Fund of Overland Express Funds, Inc. The Fund was reorganized as the Index Allocation Fund of the Company on December 12, 1997. The performance information of the Index Allocation Fund for periods prior to December 15, 1997 is based on that of the predecessor Overland Fund.

     TOTAL RETURN: Each Fund may advertise certain total return information
     ------------
computed in the manner described in its Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in shares of the Fund ("P") over a period of years ("n") according to the following formula: P(1+T)/n/ = ERV. In addition, the Funds, at times, may calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

  Average Annual Total Return for the Applicable Period Ended September 30, 1997
  ------------------------------------------------------------------------------

               Inception /1/       Inception      Five Year      Five Year      Three Year     Three Year     One Year    One Year
                    With               No           With            No             With            No           With         No
     Fund          Sales             Sales          Sales          Sales          Sales          Sales          Sales      Sales
                 Charge /2/          Charge        Charge         Charge          Charge         Charge        Charge      charge
                 ---------           ------        ------         ------          ------         ------        ------      ------
Asset
Allocation
  Class A
  Class B

U.S.
Government
Allocation
  Class A
  Class B                                                                                                                    %

/1/ Each Fund commenced operations as follows: Asset Allocation Class A - 11/13/86, Class B - 1/2/95; U.S. Government Allocation Class A - 3/31/87, Class B - 1/2/95.
/2/ With respect to periods ended September 30, 1996, the term "Sales Charge" for Class A Shares reflects a front-end sales load of 4.50%, and for Class B Shares reflects the maximum applicable Contingent Deferred Sales Charge ("CDSC").

     The performance information presented below and advertised by the Index Allocation Fund for periods prior to the effective date of the Consolidation, is based upon the prior performance of the predecessor portfolio. The Class A and Class C shares of the Fund track the performance of the predecessor portfolio's Class A and Class D shares, respectively.

 Index Allocation-Average Annual Total Return for the Year Ended December 31,
 1996
 ----------------------------------------------------------------------------



              Inception(1)   Inception       Five Year     Five Year       One Year      One Year
               With Sales     No Sales      With Sales      No Sales      With Sales     No Sales
               Charge(2)       Charge         Charge         Charge        Charge(2)      Charge
               --------        ------         ------         ------        ---------      ------
  Class A      11.99%         12.58%        12.58%         13.62%         11.76%         17.04%
  Class D        N/A          14.47%          N/A            N/A          15.38%         16.37%

_________________

(1) The predecessor portfolio's Class A shares commenced operations on April 7, 1988. The predecessor portfolio's Class D shares commenced operations on July 1, 1993.
(2) The term "Sales Charge" for Class A shares reflects a front-end sales charge of 4.50%, and for Class D shares reflects the maximum applicable contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed in the first year.

     CUMULATIVE TOTAL RETURN:  Each Fund may advertise cumulative total return.
     -----------------------
Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

     In addition to the above performance information, the Funds may advertise the cumulative total return of for one-month, three-month, six-month and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

    Cumulative Total Return for the Applicable Period Ended September 30, 1997
    --------------------------------------------------------------------------

               Inception/1/    Inception       Ten Year      Ten Year       Five Year      Five Year      Three Year     Three Year
                   With            No            With           No            With             No            With            No
Fund             Charge/2/       Charge         Charge        Charge         Charge          Charge         Charge         Charge
----             --------        ------         ------        ------         ------          ------         ------         ------
Asset

Allocation
  Class A
  Class B

    U.S.
Government
Allocation
  Class A
  Class B

/1/ Each Fund commenced operations as follows: Asset Allocation Class A - 11/13/86, Class B - 1/2/95; U.S. Government Allocation Class A - 3/31/87, Class B - 1/2/95.
/2/ The term "Sales Charge" for Class A Shares reflects a front-end sales load of 4.50%, and for Class B Shares reflects the maximum applicable Contingent Deferred Sales Charge ("CDSC").

 Index Allocation-Cumulative Total Return for the Year Ended December 31, 1996
 -----------------------------------------------------------------------------

               Inception/1/         Inception       Five Year     Five Year
                With Sales          No Sales      With Sales      No Sales
                Charge/2/            Charge         Charge         Charge
                -----------          ------         ------         ------
  Class A        169.64%            182.11%         80.85%         89.32%
  Class D           N/A              60.47            N/A            N/A

_______________
/1/ The predecessor portfolio's Class A shares commenced operations on April 7, 1988. The predecessor portfolio's Class D shares commenced operations on July 1, 1993.
/2/ The term "Sales Charge" for Class A shares reflects a front-end sales charge of 4.50%, and for Class D shares reflects the maximum applicable CDSC of 1.00% if shares are redeemed in the first year.

     YIELD CALCULATIONS: The U.S. Government Allocation Fund may advertise
     ------------------
certain yield information on its shares. As and to the extent required by the SEC, yield on each Class of shares, will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[((a-b/cd)+1)/6/-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of the Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

           Yield for the Applicable Period Ended September 30, 1997/1/
           ----------------------------------------------------------

          Fund                     Thirty Day Yield
          ----                     ----------------
U.S. Government Allocation
          Class A                          %
          Class B                          %

     ---------------
/1/  This figure reflects any reimbursed expenses throughout the period.

     The yield on each Class of the U.S. Government Allocation Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

     In addition, investors should recognize that changes in the net asset values of shares of each Class of the U.S. Government Allocation Fund will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return for the period to shareholders of each Fund. Yield information for the Fund or each Class of shares of the Fund, as the case may be, may be useful in reviewing the performance of such Fund and for providing a basis for comparison with investment alternatives. The yield of the Fund or each Class of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or Class of shares of a Fund, the Company may quote the performance or price-earning ratio of a Fund or Class of shares in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, sap's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate

Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or Class of shares, as appropriate, also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a Fund or Class of shares, as appropriate, will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of a Fund or Class of shares with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may disclose in advertising and other types of literature, information and statements, the average credit quality of the portfolio or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times,

Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a Class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or Class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, performance information for a Class of shares may be compared, in reports and promotional literature, to the S&P 500 Index, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, Donoghue's Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare results of a Fund or Class of shares with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

     From time to time, the Company also may include in advertisements or other marketing materials a discussion of certain of the objectives of the investment strategy of the Funds and a comparison of this strategy with other investment strategies. In particular, the responsiveness of these Funds as to changing market conditions may be discussed. For example, the Company may describe the benefits derived by having Wells Fargo Bank monitor and reallocate investments among the asset categories described in the Prospectus of each Fund and Fund. The Company's advertising or other marketing material also might set forth illustrations depicting examples of recommended allocations in different market conditions. It may state, for example, that when the model indicates that stocks represent a better value than bonds or money market instruments, the Asset Allocation Fund or Index Allocation Fund might consist of 70% stocks, 25% bonds and 5% money market instruments and that when the model indicates that bonds represent a better value than stocks or money market instruments, the balance of assets might shift to 60% bonds, 20% stocks and 20% money market instruments.

     The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

     As of [AUGUST 1, 1997], Wells Fargo Bank and its affiliates provided investment advisory services for approximately [$57] billion of assets of individuals, trusts, estates and institutions and [$19] billion of mutual fund assets.

     The Company also may disclose in sales literature the distribution rate on the shares of each class of the Asset or Government Allocation Funds. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                       DETERMINATION OF NET ASSET VALUE

     Securities of a Fund for which market quotations are available are valued at latest prices. Securities of a Fund for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities, but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Futures contracts [AND OPTIONS LISTED ON NATIONAL EXCHANGE] will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, [BUT ARE INTENDED TO REPRESENT PRICES PREVAILING DURING THE FINAL 30 SECONDS OF THE TRADING DAY.] Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith and in accordance with procedures adopted by the Directors.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. The Funds are open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

     The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

     In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.


                            PORTFOLIO TRANSACTIONS

GENERAL

     The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank and BGFA generally seek reasonably competitive spreads or commissions.

     Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which Stephens, Wells Fargo Bank or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Company's Board of Directors.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No Fund will deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.

     In assessing the best overall terms available for any transaction, Wells Fargo Bank and BGFA consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, the Funds may pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that such commission is determined to be reasonable in relation to the value of the brokerage and research services provided by such broker/dealer. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and BGFA and does not reduce the advisory fees payable by the Funds. The Board of Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to a Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank and/or BGFA as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides a diverse perspective on financial markets. Research services which are provided by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank and/or BGFA. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Funds are not reduced because Wells Fargo Bank receives such services.

     Brokerage Commissions. For the periods indicated below, the Funds paid the
     ---------------------
following amounts as brokerage commissions, none of which were paid to affiliated brokers.

Fund                  12/31/94             12/31/95             9/30/96             3/31/97
----                -------------       -------------       --------------      --------------
Asset Allocation       $99,002             $34,488              $6,561                $
U.S. Government        $   -0-             $   -0-              $  -0-                $
  Allocation
Index Allocation       $   -0-             $   -0-              $2,317               N/A

     Securities of Regular Broker/Dealers.  As of March 31, 1997, neither the
     ------------------------------------
Asset Allocation or U.S. Government Allocation Fund owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act. The predecessor portfolio to the Index Allocation Fund did not own securities of its "regular brokers or dealers" as of December 31, 1996.

     Portfolio Turnover Rate.  The historically higher portfolio turnover rate
     -----------------------
for the U.S. Government Allocation Fund should not adversely affect this Fund because portfolio transactions ordinarily are made directly with principals on a net basis and, consequently, this Fund usually does not incur brokerage expenses. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Adviser or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus generally describes the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

     In General.  The Company intends to qualify each Fund as a regulated
     ----------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

     With respect to each Fund, qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derives at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     In addition, the Fund must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to taxable years beginning after August 7, 1997.

     The Fund must also distribute or be deemed to distribute to its shareholders at least 90% of its net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Corporate shareholders may be eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold Fund shares paying the dividends upon which the deduction is based for at least 46 days.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gain and loss if the securities have been held by the Fund for more than 12 months at the time of disposition of the securities (however, see "Capital Gain Distributions" below), except in certain cases such as where the Fund acquires a put or writes a call thereon.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. [THE REQUIREMENT THAT THE FUND DERIVE LESS THAN 30% OF ITS GROSS INCOME FROM GAINS FROM THE SALE OF SECURITIES HELD FOR LESS THAN THREE MONTHS MAY LIMIT THE FUND'S ABILITY TO WRITE OPTIONS.]

     The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules.

     Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     Capital Gain Distributions. Distributions which are designated by a Fund as
     --------------------------
capital gain distributions will be taxed to shareholders as long-term term capital gains (to the extent such dividends do not exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

     With respect to shareholders who are individuals, trusts or estates, the Taxpayer Relief Act of 1997 (the "Act") reduces the maximum tax rate on net capital gains derived from securities held for more than 18 months to 20% and provides a maximum tax rate on net capital gains derived from securities held for more than one year and for not more than 18 months ("mid-term gains") of 28%. A maximum 18% rate will ultimately be available to individuals, trusts and estates for net gain on the disposition of certain securities held more than 5 years upon their disposition. The Treasury Department is authorized to issue regulations for application of the reduced rates to pass-through entities, including regulated investment companies. Shareholders who are individuals, trusts or estates may therefore qualify for the reduced rate of tax on capital gain distributions paid by a Fund to the extent such distributions are attributable to the Fund's dispositions after May 7, 1997.

     Net gain recognized on securities held for one year or less in excess of net long-term capital loss continues to be short-term capital gain subject to tax at ordinary income rates, and the Act generally does not affect the taxation of capital gains to corporations.

     Disposition of Fund Shares. A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge or load on a new purchase of shares of the Fund or a different regulated investment company, the sales charge or load previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charge or load does not exceed the reduction in sales charge or load on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. In addition, if a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The foregoing recharacterization and disallowance rules do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Foreign Shareholders. Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Furthermore, distributions of net long-term capital gains generally are not subject to tax withholding. Such tax withheld is generally not refundable.

     Backup Withholding. The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including redemptions in kind and proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

     Other Matters. Investors should be aware that the investments to be made by
     -------------
the Funds may involve sophisticated tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.


                                 CAPITAL STOCK

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management."

     The Funds are three of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

     Each share of a class represents an equal proportional interest in the class with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the

Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     Set forth below as of [OCTOBER 1, 1997] is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of a Fund as a whole. The shareholders shown for the Index Allocation are the shareholders of the predecessor portfolio as of October 1, 1997.

                      5% OWNERSHIP AS OF OCTOBER 1, 1997
                      ----------------------------------

                           Name and                      Class; Type          Percentage     Percentage
   Fund                     Address                     of Ownership           of Class        of Fund
   ----                     -------                     ------------           --------        -------
ASSET               Wells Fargo Bank                      Class A               74.34%          66.60%
ALLOCATION          P.O. Box 63015                   Beneficially Owned
                    San Francisco, CA  94163

U.S.                Wells Fargo Bank                      Class A               51.90%          47.10%
GOVERNMENT          P.O. Box 63015                   Beneficially Owned
ALLOCATION          San Francisco, CA  94163

INDEX               Stephens Inc. for the                 Class A
ALLOCATION          Exclusive Benefit of               Record Holder
Class A             Customers                                                    9.65%           6.92%
                    P.O. Box 34127
                    Little Rock, AR  72203

                    Merrill Lynch Pierce Fenner &      Class A Record
                    Smith, Inc. Record Holder for          Holder
                    Exclusive Benefit of                                        10.67%           7.66%
                    Customers
                    Attn: Fund Administration
                    4800 Deer Lake East,
                    3rd Floor
                    Jacksonville, FL 32246

Class D             Merrill Lynch Pierce Fenner &      Class D Record
                    Smith, Inc. for Exclusive              Holder
                    Benefit of  Customers Attn:                                 35.65%          10.06%
                    Fund Admin.
                    4800 Deer Lake East,
                    3rd Floor
                    Jacksonville, FL 32246

                    Stephens Inc.                      Class D Record
                    For Exclusive Benefit of               Holder
                    Customers                                                    6.62%            N/A
                    P.O. Box 34127
                    Little Rock, AR 72203

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

     The Registration Statement for the Company, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

     The portfolio of investments, financial statements and independent auditors' report for the Asset and U.S. Government Allocation Funds contained in the Company's Annual Reports dated March 31, 1997, as filed with the SEC on _____________, 1997, are hereby incorporated by reference into this SAI. The portfolio of investments, audited financial statements and independent auditors' reports are attached to all SAIs delivered to current or prospective shareholders.

     The portfolio of investments and unaudited financial statements for the Overland Index Allocation Fund, the predecessor portfolio to the Company's Index Allocation

Fund, for the six-month period ended June 30, 1997 are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1997.

     The portfolio of investments, audited financial statements and independent auditors' report for the Overland Index Allocation Fund for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

     Annual Reports may be obtained by calling 1-800-222-8222.

                                 SAI APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P:  The four highest ratings for corporate bonds are "AAA," "AA," "A" and
     ---
"BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

     Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-
     -------
1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate commercial paper indicates that the
     ---
"degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

CORPORATE AND MUNICIPAL BONDS
-----------------------------

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

CORPORATE AND MUNICIPAL NOTES
-----------------------------

     Moody's: The highest rating for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The two highest ratings for corporate, state and municipal notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER
----------------------------------------

     Moody's: The highest rating for corporate, state and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate, state and municipal commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" ratomg indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            STAGECOACH FUNDS, INC.

                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 15, 1997

                               EQUITY INDEX FUND
                        _______________________________

     Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about one of the funds in the Stagecoach Family of Funds - the EQUITY INDEX FUND (the "Fund"). This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus dated December 15, 1997. All terms used in this SAI that are defined in the Fund's Prospectus have the meaning assigned in the Prospectus. A copy of the Prospectus for the Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.

                      __________________________________

                    TABLE OF CONTENTS

                                                  Page
                                                  ----
General..........................................   1
Investment Restrictions..........................   2
Additional Permitted Investment Activities.......   7
Risk Factors.....................................  14
Management of the Company........................  15
Distribution Plans...............................  21
Performance Calculations.........................  23
Determination of Net Asset Value.................  27
Additional Purchase and Redemption Information...  28
Portfolio Transactions...........................  29
Fund Expenses....................................  31
Federal Income Taxes.............................  32
Capital Stock....................................  37
Other............................................  38
Independent Auditors.............................  38
Financial Information............................  39
SAI Appendix..................................... A-1

                                    GENERAL

     The Equity Index Fund commenced operations on January 1, 1992 as the Corporate Stock Fund successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's commencement of operations was January 25, 1984. Prior to December 15, 1997 the Equity Index Fund was known as the Corporate Stock Fund.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies. The Fund has adopted the following
     -------------------------------
investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund.

     The Fund may not:

     (1) purchase the securities of issuers conducting its principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of its total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities and (ii) any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period; and provided further, that the Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase or sell commodities or commodity contracts; except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate and index swaps;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph (6);

     (7) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (7);

     (8) issue senior securities, except to the extent the activities permitted in Investment Restrictions Nos. 3 and 5 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that the Fund may borrow up to 20% of the current value of the Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of the Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowings exceed 5% of the Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 3 and 5, and except that the Fund may purchase securities with put rights in order to maintain liquidity; or

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (10).

     The Fund may make loans in accordance with its investment policies.

     As a fundamental policy, the Fund may invest, notwithstanding any other investment restrictions (whether or not fundamental), all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

     Non-Fundamental Investment Policies. The Fund is subject to the following
     -----------------------------------
non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the shareholders.

     The Fund may not:

     (1) purchase or retain securities of any issuer if the officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together owned beneficially more than 5% of such securities;

     (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

     (3) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets; or

     (4) invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Fund.

     Convertible Securities.  The Fund may invest in convertible securities that
     ----------------------
provide current income and are issued by companies with the characteristics described above for the Fund and that have a strong earnings and credit record. The Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of the Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's or S&P, or unrated but determined by the Adviser to be of comparable quality.

     Corporate Reorganizations. The Fund may invest in securities for which a
     -------------------------
tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

     Custodial Receipts for Treasury Securities.  The Fund may purchase
     ------------------------------------------
participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Fund in such participations will not exceed 5% of the value of the Fund's total assets.

     Derivatives.  Some of the permissible investments described herein are
     -----------
considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, the futures contracts and options on futures contracts that the Fund may purchase are considered derivatives. The Fund may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

     Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with the Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees concerning the use of derivatives.

     The use of derivatives by the Fund also is subject to broadly applicable investment policies. For example, the Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with Securities and Exchange Commission rules limiting the use of leverage.

     Floating- and Variable-Rate Instruments. The Fund may purchase debt
     ---------------------------------------
instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. Floating and variable-rate instruments are subject to interest-rate risk and credit risk.

     Foreign Currency Transactions.  If the Fund enters into a foreign currency
     -----------------------------
transaction or forward contract, the Fund deposits, if required by applicable regulations, in a segregated account of the Fund an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account so that the value of the account equals the amount of the Fund's commitment with respect to the contract.

     At or before the maturity of a forward contract, the Fund either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Wells Fargo Bank or BGFA, as appropriate, considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     The purchase of options on currency futures allows the Fund, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

     Foreign Obligations and Securities. The Fund may invest up to 25% of its
     ----------------------------------
assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars, and similar obligations of foreign governmental and private issuers. The Fund also may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delay-Delivery Transactions.
     --------------------------------------------------------------------------
The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

     The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Futures Contracts and Options Transactions. The Fund may engage in futures
     ------------------------------------------
and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     The Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.

     The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the money at the time of purchase, the in-the money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash, U.S. Government obligations or other high-quality debt instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying commitment.

     Initially, when purchasing or selling futures contracts the Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject the Fund to substantial losses. If it is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e. seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The Fund may enter into futures contracts and may purchase and write options thereon. Upon the exercise, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the Fund.

     Options. The Fund may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     The Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the adviser. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. The Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     Stock Index Options. The Fund may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 15% of the value of its net assets. The Fund may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of the Fund's total assets and the value of the options written may not exceed 10% of the value of the Fund's total assets.

     The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock.

     When the Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     Interest-Rate and Index Swaps. The Fund may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Fund These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Fund contractually is entitled to receive. The Fund may invest up to 10% of its respective net assets in interest-rate and index swaps.

     Future Developments. The Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Loans of Portfolio Securities. The Fund may lend securities from its
     -----------------------------
portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, Wells Fargo Bank will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will not lend securities having a value that exceeds one third of the current value of its total assets. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, its Adviser, or its Distributor.

     Pass-Through Obligations. The Fund may invest in pass-through obligations
     ------------------------
that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise

(such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

     Privately Issued Securities (Rule 144A).  The Fund may invest in privately
     ---------------------------------------
issued securities which may be resold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities which are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that are determined by the investment adviser to be "illiquid" are subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

     Money Market Instruments. The Fund may invest in the following types of
     ------------------------
high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser;
(iv) repurchase agreements; and (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P. The Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     Temporary Investments. The Fund may hold a certain portion of its assets in
     ---------------------
cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Fund may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Other Investment Companies. The Fund may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. WELLS FARGO BANK WILL WAIVE ITS ADVISORY FEES FOR THAT PORTION OF THE FUND'S ASSETS SO INVESTED, EXCEPT WHEN SUCH PURCHASE IS PART OF A PLAN OF MERGER, CONSOLIDATION, REORGANIZATION OR ACQUISITION. The Fund also may purchase shares of exchange-listed, closed-end funds. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the Fund may invest all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

     Repurchase Agreements. The Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Unrated Investments. The Fund may purchase instruments that are not rated
     -------------------
if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations.  The Fund may invest in obligations issued or
     ---------------------------
guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease.

     Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants. The Fund may invest no more than 5% of its net assets at the time
     --------
of purchase in warrants (other than those that have been acquired in units or attached to other securities) and not more than 2% of each of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities. The Fund may not only purchase warrants on securities in which it may invest directly.

                                 RISK FACTORS

     The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. Shareholders of the Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund and the value of an investment in the Fund may increase or decrease.

     The portfolio equity securities of the Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, has been trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of the Fund is subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

     There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

     Investing in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

     The adviser may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of the Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If the Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.

     There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                           MANAGEMENT OF THE COMPANY

     The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Fund and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                            Principal Occupations
Name, Age and Address                   Position            During Past 5 Years
---------------------                   --------            -------------------
Jack S. Euphrat, 75                     Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                     Director,           Executive Vice President of Stephens;
                                        Chairman and        Manager of Financial Services Group;
                                        President           President of Stephens Insurance Services Inc.;
                                                            Senior Vice President of Stephens Sports
                                                            Management Inc.; and President of Investor
                                                            Brokerage Insurance Inc.

Thomas S. Goho, 55                      Director            Associate Professor of Finance of the School
321 Beechcliff Court                                        of Business and Accounting at Wake Forest
Winston-Salem, NC 27104                                     University since 1982.

Joseph N. Hankin, 57                    Director            President of Westchester Community College
75 Grasslands Road                                          since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                        University Teachers College since 1976.
(appointed as of September 6, 1996)

*W. Rodney Hughes, 71                   Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                     Director            Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53                    Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                           Network, Inc. Real Estate Developer;
Charleston, SC 29401                                        Chairman of Renaissance Properties Ltd.;
                                                            President of  Morse Investment Corporation;
                                                            and Co-Managing Partner of Main Street
                                                            Ventures.

Richard H. Blank, Jr., 41               Chief Operating     Associate of Financial Services Group of
                                        Officer,            Stephens; Director of Stephens Sports
                                        Secretary and       Management Inc.; and Director of Capo Inc.
                                        Treasurer

                            Compensation Table
                         Year Ended March 31, 1997
                         -------------------------

                                                       Total Compensation
                         Aggregate Compensation         from Registrant
Name and Position           from Registrant             and Fund Complex
-----------------           ---------------             ----------------
Jack S. Euphrat                 $11,250                     $33,750
   Director



R. Greg Feltus                    $-0-                       $-0-
  Director


Thomas S. Goho                  $11,250                     $33,750
   Director



Joseph N. Hankin                  $-0-                       $-0-
    Director
(appointed as of 9/6/96)



W. Rodney Hughes                 $9,250                     $27,750
    Director



Robert M. Joses                 $11,250                     $33,750
    Director



J. Tucker Morse                  $9,250                     $27,750
   Director

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 15, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts.

Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISER. Wells Fargo Bank provides investment advisory services
     ------------------
to the Fund. As investment adviser, Wells Fargo Bank also furnishes to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank provides the Fund with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions. For its services as investment adviser, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of _____.

     Prior to April 29, 1996, the Fund invested directly in a portfolio of securities and Wells Fargo Bank provided investment advisory services directly to the Fund. On April 29, 1996 the Fund was converted to a "master/feeder structure" and began to invest all of its assets in a corresponding master portfolio, with an identical investment objective, of Master Investment Trust, another open-end management investment company. The Master Portfolio was advised by Wells Fargo Bank and Wells Fargo Bank was entitled to receive the same level of advisory fees from the Master Portfolio as it receives from the Fund. The Fund operated as part of the master/feeder structure from April 29, 1996 to December 15, 1997, at which time the master/feeder structure was dissolved.

     For the period indicated below, the Fund paid to Wells Fargo Bank the advisory fees indicated below and waived the indicated amounts:


                                   Six-Month
                                  Period Ended
                                    3/31/97
                                ----------------
                           Fees Paid      Fees Waived
                           ---------      -----------
                           $              $


     For the periods indicated below, the Fund paid Wells Fargo Bank the following advisory fees. For the period between April 29, 1996 and December 15, 1997, these amounts represent advisory fees paid by the Master Portfolio on behalf of the Fund. No advisory fees were waived during these periods.

                                                  Nine-Month
                    Year Ended     Year Ended    Period Ended
                     12/31/94       12/31/95       09/30/96
                     --------       --------       --------
                    $1,259,739     $1,398,439    [$1,249,048]

     The Fund's Advisory Agreement has an initial two-year term, and will thereafter be subject to annual approval by (i) the Company's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Company's who are not "interested persons" (as defined in the 1940 Act) of the Company or Wells Fargo Bank, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' written notice, by the Company's Board of Directors or by vote of the holders of a majority of the Fund's shares or, on not less than 60 days' written notice, by Wells Fargo Bank. The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

     SUB-INVESTMENT ADVISER. Wells Fargo Bank has engaged BGFA to provide sub-
     ----------------------
investment advisory services to the Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank, BGFA is responsible for investing and reinvesting the Fund's assets. BGFA furrnishes Wells Fargo Bank with periodic reports on the investment activity and performance of the Fund, and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. (the
"Reorganization"). Prior to January 1, 1996, WFNIA served as sub-adviser to the Fund under substantially similar terms as are currently in effect.

     For the period indicated below, the Fund paid to WFNIA/BL,FA the sub-advisory fees indicated below and waived the indicated amounts:


                                   Six-Month
                                 Period Ended
                                    3/31/97
                               ----------------
                           Fees Paid      Fees Waived
                           ---------      -----------
                           $              $


     For the periods indicated below, Wells Fargo paid to WFNIA/BGFA the sub-advisory fees indicated. No sub-advisory fees were waived during this period:

                                                  Nine-Month
                    Year Ended     Year Ended    Period Ended
                     12/31/94       12/31/95       09/30/96
                     --------       --------       --------
                     $241,489       $269,787      [$242,005]

     The Fund's Sub-Advisory Agreement has an initial two-year term, and will thereafter be subject to annual approval by (i) the Company's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding securities of the Fund, provided that in either event the continuance also is approved by a majority of the Company's Board of Directors who are not interested persons (as defined in the 1940 Act) of the Company or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty, on 60 days' written notice, by the Company's Board of Directors or by vote of the holders of a majority of the Fund's voting securities. The Sub-Advisory Agreement terminates automatically upon an assignment (as defined in the 1940 Act).

     ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's Officers and Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, Officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

     For the period indicated below, the Fund paid the indicated amounts to Wells Fargo Bank and Stephens for administration and co-administration Fees.

                        Six-Month Period Ended 3/31/97
                        ------------------------------
                        Wells Fargo         Stephens
                        -----------         --------
                        $_______            $______

     For the periods indicated below, the Fund paid administration fees to Stephens as follows:

                                                  Nine-Month
                    Year Ended     Year Ended    Period Ended
                     12/31/94       12/31/95       09/30/96
                     --------       --------       --------
                      $75,748        $92,555        $79,533

     SPONSOR AND DISTRIBUTOR. Stephens serves as the Fund's sponsor and
     -----------------------
distributor.

     SHAREHOLDER SERVICING AGENT. The Fund has entered into shareholder
     ---------------------------
servicing agreement's with Wells Fargo Bank. The dollar amount of shareholder servicing fees paid by the Fund is shown below:

                               Nine-Month           Six-Month
                              Period Ended        Period Ended
                                09/30/96            03/31/97
                                --------            --------
                                $793,396           $________

     CUSTODIAN. Barclays Global Investors, N.A. ("BGI") acts as the custodian
     ---------
for the Fund. For its services as custodian, BGI receives an asset-based fee and transaction charge from the Fund. For the six-month period ended March 31, 1997, the Fund did not pay any custody fees. For the nine-month period ended September 30, 1996 the Fund did not pay any custody fees.

     TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained
     --------------------------------------
to act as the transfer and dividend disbursing agent for the Fund. Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     For the nine-month period ended September 30, 1996 and the six-month period ended March 31, 1997, the Fund paid transfer and dividend disbursing agency fees (after waiver) to Wells Fargo Bank as follows:

                                 Nine-Month          Six-Month
                                Period Ended        Period Ended
                                09/30/96/1/          03/31/97
                                -----------          --------
                                $153,589            $_________


     UNDERWRITING COMMISSIONS. For the fiscal year ended December 31, 1994, the
     ------------------------
Fund's distributor retained $5,415,227 in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of the Company's shares. For the fiscal year ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), and its registered representatives received $904,274, in underwriting commissions in connection with the purchase or redemption of the Company's shares.

     For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,311. Stephens retained $162,660 of such commissions. WFSI and its registered representatives retained $399,809 of such commissions.

     For the period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

     For the period ended March 31, 1997, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $_________. Stephens retained $________ of such commissions. WFSI and its registered representatives retained $________ and $_________, respectively, of such commissions.

                              DISTRIBUTION PLANS

     The Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule").

     The Plan in effect for the Fund allows the Fund to defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of the Fund by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets. The plan for the Fund provides only for the reimbursement of actual expenses. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens. In addition, the Plan contemplates that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to the Plan.

     For the six-month period ended March 31, 1997, the Fund paid the fees and/or expenses listed below pursuant to its 12b-1 distribution plan.

                       Printing &
                        Mailing      Marketing      Compensation
            Total     Prospectus     Brochures       to Dealers
            -----     ----------     ---------       ----------
            $         $              $

     For the nine-month period ended September 30, 1996, the Fund paid the fees and/or expenses listed below pursuant to its 12b-1 distribution plan.

                       Printing &
                        Mailing      Marketing     Compensation
            Total     Prospectus     Brochures      to Dealers
            -----     ----------     ---------      ----------
          $174,041      $10,228      $163,813           N/A

     The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors"). Any agreements related to the Plan ("Agreements") also must be approved by majority vote of the Directors and the Qualified Directors. Such Agreements will terminate automatically if assigned. The Fund may terminate such Agreements at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The amounts payable under the Plan may not be increased materially without the approval of a majority of the voting securities of the Fund. Material amendments to the Plan may not be made except by affirmative vote of a majority of both the Directors of the Company and the Qualified Directors.

     The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors.


                           PERFORMANCE CALCULATIONS

     The IRA Funds of the Wells Fargo Investment Trust for Retirement Programs were reorganized into the Fund of the Company on January 2, 1992. Therefore, the performance information for the Fund for the periods prior to January 2, 1992 is based on that of the IRA Funds.

     TOTAL RETURN: The Fund may advertise certain total return information
     ------------
computed in the manner described in its Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in shares of the Fund ("P") over a period of years ("n") according to the following formula: P(1+T)/n/ = ERV. In addition, the Fund, at times, may calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

         Average Annual Total Return for the Applicable Period Ended
         -----------------------------------------------------------
                             September 30, 1997/1/
                             ---------------------

            Inception/2/   Inception    Five Year    Five Year   Three Year   Three Year     One Year    One Year
                With           No          With         No          With          No           With         No
               Sales         Sales        Sales        Sales       Sales         Sales        Sales       Sales

              Charge        Charge       Charge       Charge      Charge        Charge       Charge      Charge
              ------        ------       ------       ------      ------        ------       ------      ------

               N/A          _____%         N/A        _____%        N/A          _____%         N/A      _____%

/1/  The Fund commenced operations 1/25/84.
/2/ The Corporate Stock Fund has been in operation for over ten years without any sales charges. Its Average Annual Total Return for the ten year period ended March 31, 1997 was _____%

     CUMULATIVE TOTAL RETURN: The Fund may advertise cumulative total return.
     -----------------------
Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

  Cumulative Total Return for the Applicable Period Ended September 30, 1997
  --------------------------------------------------------------------------

            Inception/1/   Inception     Ten year    Ten Year    Five Year    Five Year     Three Year   Three Year
                With           No          With         No          With          No           With          No
               Sales         Sales        Sales        Sales       Sales         Sales        Sales        Sales
  Fund        Charge        Charge       Charge       Charge      Charge        Charge       Charge       Charge
  ----        ------        ------       ------       ------      ------        ------       ------       ------
Corporate
 Stock         N/A          _____%         N/A        _____%        N/A          _____%         N/A      _____%

/1/ The Fund commenced operations 1/25/84.

     From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote the performance or price-earning ratio of the Fund in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, sap's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or, also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of the Fund with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund or a Class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, performance information for the shares of the Equity Index Fund may be compared, in reports and promotional literature, to the S&P 500 Index, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, Donoghue's Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare results of the Fund with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

     The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Fund. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Fund through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

     The Company also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for the Equity Index Fund is determined by the Custodian of the Fund on each day the NYSE is open for trading.

     Securities of the Fund for which market quotations are available are valued at latest prices. Securities of the Fund for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

     The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

     In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                            PORTFOLIO TRANSACTIONS

GENERAL

     The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio Securities subject to policies established by the Company's Board of Directors. Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which it acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.

     In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Director with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Fund are not reduced because Wells Fargo Bank receives such services.

     Purchases and sales of non-equity securities by the Fund usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMs and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions.

     Brokerage Commissions. For the periods indicated below the Fund paid the
     ---------------------
following for brokerage commissions, none of which were paid to affiliated brokers:

                                           Nine-Month     Six-Month
            Year Ended     Year Ended        Ended          Ended
             12/31/94       12/31/95        09/30/96       03/31/97
             --------       --------        --------       --------
              $31,896         $8,696          $6,233        $______

     Securities of Regular Broker/Dealers. As of March 31, 1997, the Fund did
     ------------------------------------
not own securities of its "regular brokers or dealers" or its parents, as defined in the 1940 Act.

     Portfolio Turnover Rate: Portfolio turnover rate is not a limiting factor
     -----------------------
when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Adviser or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to the Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to the Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against the Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     In General. The Company intends to qualify the Fund as a regulated
     ----------
investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

     Excise Tax. A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Foreign Taxes. Income and dividends received by the Fund from sources
     -------------
within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of a regulated investment company's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the regulated investment company will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company. The Fund does not expect to qualify for this election.

     Taxation of Fund Investments. Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Under Section 1256 of the Code, the Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed options. In this regard, Section 1256 contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

     Under Section 988 of the Code, the Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Fund will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

     Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund and its shareholders may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

     Capital Gain Distributions. Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gains (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

     Under the Taxpayer Relief Act of 1997 (the "Act"), four separate capital gains rates for individuals will ultimately be operative. Under prior law, individuals paid a maximum 28% rate on net capital gains. The Act retains this 28% rate for "mid-term gains," which are gains on the sale of property held for more than one year and not more than 18 month. A new 20% (reduced to 10% in the case of lower income individuals) rate will apply to non-recapture gain for property held more than 18 months. A new 18% (reduced to 8% in the case of lower income individuals) rate will ultimately be available for certain property held more than 5 years upon its disposition. The Treasury Department is authorized to issue regulations for application of the reduced rates to pass-through entities, including regulated investment companies. Individual shareholders may therefore qualify for the reduced rate of tax on capital gain distributions paid by a Fund to the extent such distributions are attributable to the Fund's dispositions after May 7, 1997.

     Disposition of Fund Shares. A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund Share and such Fund Share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund Share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a regulated investment company regularly distributes at least 90% of its net tax-exempt interest, if any. As of the date of this SAI, such regulations have not been issued. The foregoing disallowance rules do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Foreign Shareholders. Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. fiduciaries have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

     Backup Withholding. The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemptions (including redemptions in-kind and exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

     Other Matters. Investors should be aware that the investments to be made by
     -------------
the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

     The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the

Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     The Equity Index Fund has a single class of shares. As used in the Prospectus of the Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     Set forth below, as of [OCTOBER 1, 1997], is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the voting securities of the Fund as a whole.

                      5% OWNERSHIP AS OF OCTOBER 1, 1997
                      ----------------------------------

                      Name and                   Class; Type        Percentage      Percentage
   Fund               Address                   of Ownership         of Class        of Fund
   ----               -------                   ------------         --------        -------
Corporate          Wells Fargo Bank                Class A           [95.71%]        [95.71%]
  Stock             P.O. Box 63015           Beneficially Owned
               San Francisco, CA 94163

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Fund, or is identified as the holder of record of more than 25% of the Fund and has voting and/or investment powers, it may be presumed to control the Fund.


                                     OTHER

     The Registration Statements for the Company, including the Prospectus for the Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

     The portfolio of investments, financial statements and independent auditors' report for the Equity Index (formerly, Corporate Stock) Fund and the Corporate Stock Master Portfolio contained in the Company's Annual Reports dated March 31, 1997, as filed with the SEC on ________________, 1997, are hereby incorporated by reference into this SAI. The portfolio of investments, audited financial statements and independent auditors' reports are attached to all SAIs delivered to current or prospective shareholders.

                                 SAI APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and
     ---
"BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

     Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-
     -------
1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate commercial paper indicates that the
     ---
"degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated December 15, 1997

                              STRATEGIC GROWTH FUND
                                  BALANCED FUND
                             DIVERSIFIED INCOME FUND
                                EQUITY VALUE FUND
                              GROWTH STRATEGIC FUND
                                 SMALL CAP FUND

                          Class A, Class B and Class C

                         -------------------------------

           Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company, commonly referred to as a "mutual fund." This Statement of Additional Information ("SAI") contains information about six of the funds (each, a "Fund" and collectively, the "Funds") in the Stagecoach Family of Funds --the Strategic Growth, Balanced, Diversified, Equity Value, Growth and Small Cap Funds. Each Fund offers Class A Shares and Class B Shares. The Strategic Growth and Small Cap Funds also offer Class C shares. This SAI relates to both such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated December 15, 1997. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus for the Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at the telephone number indicated above.

                       ----------------------------------

                                TABLE OF CONTENTS

                                                               Page
                                                               ----

General......................................................     3
Investment Restrictions......................................     3
Additional Permitted Investment Activities...................     12
Risk Factors.................................................     36
Management...................................................     39
Distribution Plan............................................     0
Servicing Plan...............................................     53
Performance Calculations.....................................     56
Determination of Net Asset Value.............................     64
Additional Purchase and Redemption Information...............     66
Portfolio Transactions.......................................     67
Fund Expenses................................................     71
Federal Income Taxes.........................................     72
Capital Stock................................................     77
Other........................................................     80
Independent Auditors.........................................     80
Financial Information........................................     80
Appendix.....................................................     A-1
Financial Statements.........................................     F-1

                                     GENERAL

           The Strategic Growth Fund commenced operations on March 5, 1996. The predecessor Fund's date of inception was January 20, 1993. Prior to December 15, 1997, the Strategic Growth Fund was known as the "Aggressive Growth Fund."

           The Balanced and Equity Value Funds were originally organized as investment portfolios of Pacifica under the following names: Balanced and Equity Value Funds, respectively. On April 25, 1996, the Agreement and Plan of Reorganization of Pacifica with Stagecoach and the creation of each predecessor portfolio as a new fund of Stagecoach were approved by the Company's Board of Directors. On May 17, 1996, the Agreement and Plan of Reorganization of Pacifica with the Company was approved by Pacifica's Board of Trustees. The reorganization of Pacifica with Stagecoach became effective on September 6, 1996 (the "Reorganization"). The Pacifica Balanced Fund and Pacifica Equity Value Fund were reorganized as the Stagecoach Balanced Fund and Equity Value Fund:

           The Class A shares of the Diversified Income Fund commenced operations on November 18, 1992. The Class B shares of the Fund commenced operations on January 1, 1995.

           The Growth Fund commenced operations on January 1, 1992 as successor to the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The Predecessor Fund's date of inception was August 2, 1990. Prior to December 15, 1997, the Growth Fund was known as the "Growth and Income Fund."

           The Small Cap Fund commenced operation on September 16, 1996 as successor to the Small Capitalization Growth Fund for Employee Retirement Plans, an unregistered bank collective investment Fund. Inception date of the Predecessor Fund was November 1, 1994.

                            INVESTMENT RESTRICTIONS

           Fundamental Investment Policies. Each Fund has adopted the following
           -------------------------------
investment restrictions, all of which are fundamental policies. That is, they may not be changed, without approval by the holders of a majority (as defined by the 1940 Act) of the outstanding voting securities of such Fund.

The Strategic Growth Fund may not:

           (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

           (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs;

           (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

           (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

           (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

           (6) issue senior securities except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

           (7) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

           (8) purchase securities of any issuer (except securities issued by the U.S. Government, its agencies or instrumentalities ) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

           With respect to fundamental investment policy (7), the Fund does not intend to loan its portfolio securities during the coming year.

The Balanced and Equity Value Fund may not:

           (1) borrow money or pledge or mortgage its assets, except that each Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by a Fund while any such borrowings exist);

           (2) make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the Prospectus or this SAI. Neither Fund will invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by a Fund, exceeds 10% of the value of its total assets;

           (3) invest in companies for the purpose of exercising control or management;

           (4) knowingly purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) the Funds may invest up to 10% of their net assets in shares of other investment companies;

           (5) invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions;

           (6) acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by a Fund would exceed 10% of the value of the Fund's total assets;

           (7) engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

           (8) sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

           (9) purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

           (10) mortgage, pledge, or hypothecate any of its assets, except as described in fundamental investment policy (1);

           (11) purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, its adviser, the sponsor, or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

           (12) invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of a Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges;

           (13) write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or this SAI; however, neither Fund will invest more than 5% of its total assets in these classes of securities; nor

           (14) invest more than 5% of the current value of its total assets in the securities of companies that, including predecessors, have a record of less than three years' continuous operation.

The Diversified Income Fund may not:

           (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

           (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

           (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

           (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

           (5) make investments for the purpose of exercising control or management;

           (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets, but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets;

           (7) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund would own more than 10% of the outstanding voting securities of such issuer; nor

           (8) write, purchase or sell puts, calls or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

The Growth Fund may not:

           (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

           (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

           (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

           (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

           (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

           (7) make investments for the purpose of exercising control or management;

           (8) issue senior securities, except the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowings exceed 5% of the Fund's net assets);

           (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity and may invest up to 5% of its net assets in warrants in accordance with its investment policies as stated below; nor

           (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

           The Fund may make loans in accordance with its investment policies.

The Small Cap Fund may not:

           (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

           (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including mortgage pass through securities), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

           (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

           (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph (4);

           (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (5);

           (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

           (7) make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

           (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

           Non-Fundamental Investment Policies. Each Fund is subject to the
           -----------------------------------
following non-fundamental policies which may be changed by a vote of a majority of the Directors of the Company or at any time without approval of the shareholders.

The Strategic Growth  Fund may not:

           (1) purchase or retain securities of any issuer if the officers or directors of the Fund or its investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

           (2) purchase or sell real estate limited partnership interests;

           (3) write, purchase or sell puts, calls or options or any combination thereof, except to the extent described in the Prospectus and except that the Fund may purchase securities with put rights in order to maintain liquidity;

           (4) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

           (5) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer; nor

           (6) invest more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

           In addition, as a matter of non-fundamental policy, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund does not intend to invest more than 5% of its net assets in such securities during the coming year. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

           The Fund may invest up to 25% of its respective net assets in securities of foreign governmental issues that are denominated in and pay interest in U.S. dollars.

The Diversified Income Fund may not:

           (1) invest more than 5% of its net assets at the time of purchase in warrants, and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange;

           (2) purchase or retain securities of any issuer if the Officers or Directors of the Company or its investment adviser owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together own beneficially more than 5% of such securities;

           (3) invest in shares of other open-end, management investment companies, except the fund may make such investments subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund does not intend to invest more than 5% of its net assets in such securities during the coming year. Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund;

           (4) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

           (5) purchase or sell real estate limited partnership interests; nor

           (6) invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

The Growth Fund may not:

           (1) purchase or retain securities of any issuer if the Officers or Directors of the Company or its investment adviser owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together owned beneficially more than 5% of such securities;

           (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

           (3) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets; nor

           (4) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities).

           In addition, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

The Small Cap Fund may not:

           (1) purchase or retain securities of any issuer if the Officers or Directors of the Fund or its investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

           (2) purchase or sell real estate limited partnership interests;

           (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

           (4) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer;

           (5) invest more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days; nor

           (6) Invest more than 25% of its respective net assets in securities of foreign governmental and foreign private issues that are denominated in and pay interest in U.S. dollars.

           In addition, as a matter of non-fundamental policy, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.


           Notwithstanding any other investment policy or limitation (whether or not fundamental), the Small Cap Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

           Set forth below are descriptions of certain investments and additional investment policies for the Funds.

           Bank Obligations. The Balanced and Equity Value Fund may invest in
           ----------------
bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

           Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

           Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

           Commercial Paper. The Balanced and Equity Value Funds may invest in
           ----------------
commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

           Convertible Securities (Lower Rated Securities). The Balanced,
           -----------------------------------------------
Diversified, Equity Value, Growth, Small Cap and Strategic Growth Funds may invest in convertible securities that are not rated in one of the four highest rating categories by a NRSRO. The yields on such lower rated securities, which includes securities also known as junk bonds, generally are higher than the yields available on higher-rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

           While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

           Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

           The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

           The Balanced, Diversified, Equity Value, Growth, Small Cap and Strategic Growth Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for each Fund and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream

(which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's or S&P, or unrated but determined by the Adviser to be of comparable quality.

           Corporate Reorganizations. The Balanced, Diversified, Equity Value,
           -------------------------
Growth, Small Cap and Strategic Growth Funds may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss.

           The use of derivatives by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with SEC positions regarding the use of leverage.

           Custodial Receipts for Treasury Securities. The Balanced,
           ------------------------------------------
Diversified, Equity Value, Growth, Small Cap and Strategic Growth Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

           Emerging Markets. The Diversified, Growth, Small Cap and Strategic
           ----------------
Growth Funds may invest up to 15% of each Fund's assets in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low-to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

           Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in ADRs, CDRs, GDRs, EDRs, and IDRs of such issuers.

           Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

           There are special risks involved in investing in emerging-market countries. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

           Floating- and Variable-Rate Obligations. The Balanced, Diversified,
           ---------------------------------------
Equity Value, Growth, Small Cap and Strategic Growth Funds may purchase floating- and variable-rate obligations as described in the Prospectuses. Each Fund may purchase floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

           The Small Cap and Strategic Growth Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

           The Balanced and Equity Value Funds may also hold floating- and variable-rate instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. The market value of these instruments may be more volatile than other types of debt instruments and may present greater potential for capital-gain or loss. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

           Foreign Obligations. Investments by the Balanced, Diversified, Equity
           -------------------
Value, Growth, Small Cap and Strategic Growth Funds in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Growth Fund currently does not intend to invest more than 10% of its assets in foreign obligations. The Fund may not invest 25% or more of its assets in foreign obligations.

           The Balanced, Diversified, Equity Value, Growth, Small Cap and Strategic Growth Funds may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary

Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

           Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

           Foreign Securities. Because the Balanced and Equity Value Funds may
           ------------------
invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

           The Equity Value and Balanced Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

           Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

           Forward Commitments, When-Issued Purchases and Delayed-Delivery
           ---------------------------------------------------------------
Transactions. The Funds may purchase securities on a when-issued or forward
------------
commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

           Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating
                                                           - -
when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Fund consisting of cash or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Funds' custodian bank. Purchasing securities on a forward commitment basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of such Fund's total net assets and its net asset value per share. In addition, because a Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

           The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

           The Balanced, Diversified, Equity Value, Growth, Small Cap and Strategic Growth Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

           Loans of Portfolio Securities. In accordance with the policies
           -----------------------------
described in their Prospectuses, the Balanced and Equity Value, Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

           The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

           Each Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on such Fund's portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are market-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker.

           The Growth Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high-quality debt obligations equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's Investment Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. None of the Funds will lend securities having a value that exceeds 33 1/3% of the current value of its total assets. Loans of securities by any of the Funds will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Stagecoach, its Investment Adviser, or its Distributor.

           Money Market Instruments.
           ------------------------

           The Balanced, Diversified, Equity Value, Growth, Small Cap and Strategic Growth Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1-" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; (iv) repurchase agreements; and (v) for the Corporate Stock Fund only, non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii)
are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

           Temporary Investments.
           ---------------------

           The Balanced, Diversified, Equity Value, Growth, Small Cap and Strategic Growth Funds may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities.

           Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Diversified Income and Growth and Income Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

           Investment Company Securities. The Balanced and Equity Value Fund may invest in securities issued by other open-end management investment companies which principally invest in securities of the type in which such Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

           Other Investment Companies. As a shareholder in another investment company, the Diversified Income Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the advisory and other expenses the Fund bears directly in connection with its own operations.

           The Balanced, Diversified, Equity Value, Growth, Small Cap and Strategic Growth Funds may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of a Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Funds also may purchase shares of exchange-listed, closed-end funds.

Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, each Fund may invest all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objective, policies and limitations as such Fund.

           Borrowing and Reverse Repurchase Agreements. The Balanced and Equity Value Fund intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of its net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

           Repurchase Agreements. The Balanced, Diversified, Equity Value, Growth, Small Cap and Strategic Growth Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by a Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Funds may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each New Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

           The Small Cap and Strategic Growth Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

           Mortgage-Related Securities
           ---------------------------

           The Balanced and Diversified Income Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The Balanced Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

           Mortgage-Backed Securities. As stated in the Prospectuses, certain
           --------------------------
Funds may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that adviser's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

     Other Asset-Backed Securities
     -----------------------------

           The [Balanced, Diversified Income, Equity Value and Growth Funds] may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

           Municipal Obligations. Municipal obligations in which the Balanced
           ---------------------
and Equity Value Fund may invest subject to the investment policies disclosed in the Prospectus include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

           The two principal classifications of municipal obligations that may be held by a Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. A Fund's portfolio may also include "moral obligation" securities, which are issued normally by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

           There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

           Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Private activity bonds include industrial development bonds, which are a specific type of revenue bond backed by the credit and security of a private user. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations if the interest received thereon is exempt from federal income tax but nevertheless subject to the federal alternative minimum tax. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

           As stated in the Prospectuses, the adviser, under the supervision of the Board, makes determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the
                                - -
nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

           From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference.

           Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

           Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

           The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will
                                 - -
change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the
                      - -
values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

           Options Trading. The Stragetic Growth, Balanced, Corporate Stock,
           ---------------
Equity Value and Small Cap Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

           Call and Put Options on Specific Securities. The Equity Value, and Small Cap Funds may invest in call and put options on a specific security. The Strategic Growth Fund may invest up to 15% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities (or groups of "baskets" of specific securities). Each of the Balanced and Equity Value Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets.

        A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by a Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

        The Balanced, Equity Value and Small Cap Funds may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 25% of the value of the assets of the Balanced or Equity Value Funds or 15% of the value of the assets of the Small Cap Fund. The use of covered call options and securities put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

        Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the adviser. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

        Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

        The Funds may also write covered call and secured put options from time to time as the adviser deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

        A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

        The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

        A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

        When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

        There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     The Small Cap and Strategic Growth Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     Call and Put Options on Specific Securities. The Small Cap Fund may invest in call and put options on a specific security. The Strategic Growth Fund may invest up to 15% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities (or groups of "baskets" of specific securities).

     A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by a Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

     The Small Cap Fund may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 15% of the value of the assets of the Small Cap Fund. The use of covered call options and securities put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

     Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the adviser. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

        Stock Index Options. The Small Cap Fund may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 15% of the value of its net assets.

        The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Because the value of a stock index option depends upon changes to the price of all stocks comprising the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the price of all stocks in the index, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to Wells Fargo Bank's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.

        Stock Index Futures Contracts and Options on Stock Index Futures Contracts The Equity Value and Balanced Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).
             - -

        A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

        Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that the Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

        The Equity Value and Balanced Funds may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

        Wells Fargo Bank expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transaction rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

        The Balanced and Equity Value Funds may each invest in stock index futures in order to protect the value of common stock investments or to maintain liquidity, provided not more than 5% of a Fund's net assets are committed to such transactions. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

        Privately Issued Securities (Rule 144A).  The investment adviser, under
        ---------------------------------------
guidelines approved by Board of Directors of the Company will evaluate the liquidity characteristics of each

Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A
                        - -
Security, the method of soliciting offers and the mechanics of transfer). The Growth and Income Fund does not intend to invest more than 5% of its net assets in Rule 144A securities during the coming year.

        The Balanced, Diversified, Equity Value, Growth, Small Cap and Stratecic Growth Funds may invest in privately issued securities which may be resold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities which are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued securities that are determined by the investment adviser to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities.

        Unrated Investments. The Diversified Income and Growth Funds may
        -------------------
purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

        U.S. Government Obligations. The Balanced, Diversified, Equity Value,
        ---------------------------
Growth, Small Cap and Strategic Growth Funds may invest in various types of U.S. Government obligations in accordance with the policies described in their Prospectuses. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

        The Balanced, Diversified, Equity Value, Growth, Small Cap and Strategic Growth Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

        Warrants. The Balanced, Equity Value, Diversified Income and Growth
        --------
Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Funds may invest directly. The Balanced, Equity Value and Growth and Income Funds have no present intent to invest in warrants.

        When-Issued Securities. The Diversified Income and Growth Funds may
        ----------------------
purchase securities on a when-issued basis, in which case delivery and payment normally take place within 120 days after the date of the commitment to purchase. However, the Fund do not intend to invest more than 5% of their net assets in when-issued securities during the coming year. The

Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

        The Fund will segregate cash, U.S. Government obligations, and other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

        Nationally Recognized Statistical Ratings Organizations. The ratings of
        -------------------------------------------------------
Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

        The payment of principal and interest on debt securities purchased by the Balanced and Equity Value Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                 RISK FACTORS

        The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund and the value of an investment in a Fund may increase or decrease.

        The portfolio equity securities of the Funds are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. As of the date of the Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, is trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

        The market value of a Fund's investment in fixed-income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security also may affect the value of these investments. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value. Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The adviser will consider such an event in determining whether a Fund should continue to hold the obligation. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

        There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

        Investing in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

        There are special risks involved in investing in emerging-market countries. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

        Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

        The adviser may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.

        The Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for the Funds may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

        There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                  MANAGEMENT

        The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Fund and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                           Principal Occupations
Name, Age and Address              Position                During Past 5 Years
---------------------              --------                -------------------
Jack S. Euphrat, 75                Director                Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                Director,               Executive Vice President of Stephens;
                                   Chairman and            Manager of Financial Services Group;
                                   President               President of Stephens Insurance Services Inc.;
                                                           Senior Vice President of Stephens Sports
                                                           Management Inc.; and President of Investor
                                                           Brokerage Insurance Inc.

Thomas S. Goho, 55                 Director                Associate Professor of Finance of the School
321 Beechcliff Court                                       of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                   University since 1982.

Joseph N. Hankin, 57               Director                President of Westchester Community College
75 Grasslands Road                                         since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                       University Teachers College since 1976.
(appointed as of September 6, 1996)

*W. Rodney Hughes, 71              Director                Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                Director                Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53               Director                Private Investor; Chairman of Home Account
4 Beaufain Street                                          Network, Inc. Real Estate Developer;
Charleston, SC 29401                                       Chairman of Renaissance Properties Ltd.;
                                                           President of  Morse Investment Corporation;
                                                           and Co-Managing Partner of Main Street
                                                           Ventures.

Richard H. Blank, Jr., 41          Chief Operating         Associate of Financial Services Group of
                                   Officer,                Stephens; Director of Stephens Sports
                                   Secretary and           Management Inc.; and Director of Capo Inc.
                                   Treasurer

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------


                                                                     Total Compensation
                                   Aggregate Compensation              from Registrant
Name and Position                      from Registrant                and Fund Complex
-----------------                      ---------------                ----------------
Jack S. Euphrat                            $11,250                         $33,750
   Director

R. Greg Feltus                               $-0-                            $-0-
   Director

Thomas S. Goho                             $11,250                         $33,750
   Director

Joseph N. Hankin                             $-0-                            $-0-
   Director
(appointed as of 9/6/96)

W. Rodney Hughes                            $9,250                         $27,750
   Director

Robert M. Joses                            $11,250                         $33,750
   Director

J. Tucker Morse                             $9,250                         $27,750
   Director

        Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells

Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 15, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

        As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

        Investment Adviser. Wells Fargo provides investment advisory services to
        ------------------
the Funds. As investment adviser, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes also to the Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Fund.

        As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of the average daily value of each Fund's net assets.


                                                  Annual Rate
Fund                                      (as percentage of net assets)
----                                      -----------------------------
Strategic Growth                                  0.50%
Balanced                                          0.60%
Equity Value                                      0.50%
Diversified                                       0.50%
Growth                                            0.50% up to $250 Mil.
                                                  0.40% next $250 Mil.
                                                  0.3% over $500 Mil.

Small Cap                                         0.60%

        For the period indicated below, the Funds paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:

                                      Six-Month
                                    Period Ended
      Fund             Fees Paid       3/31/97       Fees Waived
      ----             ---------     ----------      -----------
Strategic Growth         ____%                          ____%
Balanced                 ____%                          ____%
Diversified              ____%                          ____%
Equity Value             ____%                          ____%
Growth                   ____%                          ____%
Small Cap                ____%                          ____%


           The Strategic Growth and Small Cap Funds. The Funds previously did
           ----------------------------------------
not engage an investment adviser because each invested all of its assets in a Master Portfolio (which had the same investment objective as the Fund) that was advised by Wells Fargo Bank. The Strategic Growth Fund invested in the Capital Appreciation Master Portfolio and the Small Cap Fund invested in the Small Cap Master Portfolio. The terms of each Master Portfolio's advisory contract were identical in all material respects to the terms of each Fund's existing advisory contract. For the period begun February 21, 1996 and ended September 30, 1996, the Capital Appreciation Master Portfolio paid to Wells Fargo Bank $453,282 in advisory fees on behalf of the Strategic Growth Fund. No fees were waived. For the period begun September 16, 1996 (the Small Cap Fund's commencement of operations) and ended September 30, 1996, the Small Cap Master Portfolio paid to Wells Fargo Bank $6,129 in advisory fees on behalf of the Small Cap Fund. No fees were waived.

           Balanced and Equity Value Funds. Prior to March 18, 1994, the adviser
           -------------------------------
for the predecessor portfolio to the Balanced and Equity Value Funds was San Diego Financial Capital Management, Inc. ("San Diego Financial"), which was a wholly owned subsidiary of San Diego Trust & Savings Bank ("San Diego Trust"), which in turn was a wholly owned subsidiary of San Diego Financial Corporation ("SDFC"). On that date, SDFC merged into First Interstate Bancorp and San Diego Trust merged into First Interstate Bank of California ("FICAL"). As a result of these transactions, San Diego Financial became an indirect wholly-owned subsidiary of FICAL. On January 12, 1995, San Diego Financial merged into First Interstate Investment Services, Inc., a direct wholly-owned subsidiary of FICAL, which has since changed its name to First Interstate Capital Management, Inc.

           Prior to the reorganization of the predecessor portfolios on September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the Balanced and Equity Value predecessor portfolios of Pacifica. As of September 6, 1996, Wells Fargo Bank became the adviser to the Balanced and Equity Value Funds. For the fiscal year ended September 30, 1996 the Funds paid the advisory fees indicated below and the indicated amounts were waived.

These amounts include advisory fees paid by the predecessor portfolios to FICM/WFIM prior to September 6, 1996.

           During the periods indicated below, the adviser (and prior adviser, as the case may be) was entitled to receive advisory fees from the Balanced and Equity Value Funds at the same annual rates as those currently in effect. For such fiscal years, the adviser (and prior adviser, as the case may be) was entitled to receive the advisory fees indicated below. During the same periods the advisor (or prior advisor) waived advisory fees and reimbursed expenses in the amounts indicated:

                                   Year Ended                                Year Ended                       Year Ended
           Fund                     9/30/94                                    9/30/95                          9/30/96
           ----                     -------                                    -------                          -------

                                             Fees                               Fees                            Fees
                        Fees Paid           Waived       Fees Paid             Waived        Fees Paid         Waived
                        ---------           ------                             ------        ---------         ------
    Balanced            $683,626               0         $579,850                 0          $750,323          $4,608
    Equity Value        $953,400               0         $992,870                 0          $1,378,145             0

           Diversified and Growth Funds. For the periods indicated below, the
           ----------------------------
Funds paid to Wells Fargo Bank the advisory fees indicated and Wells Fargo Bank waived the indicated amounts:

                         December 31, 1994               December 31, 1995               September 30, 1996
                         -----------------               -----------------               ------------------
                      Fees             Fees            Fees            Fees            Fees            Fees
   Fund               Paid            Waived           Paid           Waived           Paid           Waived
   ----               ----            ------           ----           ------           ----           ------
Diversified         $192,033            $0           $312,512           $0           $415,025         $0
Growth              $587,977            -0-          $754,149           -0-          $799,899             $-0-

           General. The advisory contracts continue in effect for more than two
           -------
years provided the continuance is approved annually (i) by the holders of a majority of a Fund's outstanding voting securities or (ii) by the Company's Board of Directors and by a majority of the Directors of the Company who are not parties to the advisory contracts or "interested persons" (as defined in the 1940 Act) of any such party. The advisory contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

           Collective Investment Fund Management Fees. Prior to September 16,
           ------------------------------------------
1996, Wells Fargo provided management and administrative services to the Collective Investment Fund, the predecessor to the Small Cap Fund. For these services Wells Fargo charged fees at an annual rate of 0.75% of the Collective Investment Fund's average net assets. Wells Fargo was also entitled to be reimbursed by the Collective Investment Fund for expenses incurred on its behalf, excluding costs incurred in establishing and organizing the Fund. The Collective Investment Fund was entitled to pay up to 0.10% of its net assets for "Audit Expenses." There were no sales charges. The Collective Investment Fund paid all brokerage commissions incurred on its portfolio transactions.

           Administrator and Co-Administrator. The Company has retained Wells
           ----------------------------------
Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by the investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's Officers and Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, Officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

For the period indicated below the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for Administration and Co-Administration fees:


                                                  Six-Months
                                                 Ended 3/31/97
              Fund              Wells Fargo                       Stephens
              ----              -----------                       --------
Strategic Growth                $                               $
Balanced
Diversified
Growth
Small Cap

           Strategic Growth Fund. For the period begun February 21, 1996 and
           ---------------------
ended September 30, 1996, the Strategic Growth Fund paid to Stephens, the sole administrator during this period, $3,829 in administration fees. Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Fund's average daily net assets.

           Balanced and Equity Value. Prior to September 6, 1996, the
           -------------------------
administrator of the Balanced and Equity Value Pacifica predecessor portfolios (Furman Selz LLC) provided management and administrative services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, the former administrator was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessors of all such Funds at the annual rate of 0.10% of each such Fund's average daily net assets. The tables reflect the net amounts paid and the amounts waived, for administrative services by the Funds to Stephens as sole administrator to the Funds for the periods begun September 6, 1996 and ended September 30, 1996, and the periods ending September 30, 1995 and September 30, 1994, during which Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets. The table also reflects the net administration fees paid to the respective former administrators of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.

                                              Period Ended                  Period Ended                 Period Ended
                                                9/30/96/1/                     9/30/95                      9/30/94
                                           Fees            Fees          Fees          Fees           Fees           Fees
            Fund                           Paid           Waived         Paid         Waived          Paid          Waived
            -----                          ----           ------         ----         ------          ----          ------
Balanced                                 $130,709          N/A         $193,283       $19,328       $227,896       $22,808

Equity Value                             $240,273          N/A         $330,957       $33,096       $317,992       $31,972

           Diversified, Growth and Small Cap Funds. For the periods indicated
           --------------------------------------
below, the Funds paid the following dollar amounts of administrative fees to Stephens who, as sole administrator during these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Diversified Fund's average daily net assets and 0.05% of the Growth and Small Cap Funds average daily net assets:

       Fund             12/31/94         12/31/95        9/30/96
       ----             --------         --------        -------
Diversified              $11,522          $18,751         $24,902
Growth                   $35,279          $45,249         $51,193
Small Cap/1/               N/A              N/A            $492/1/

--------------------
1 The fees are for the period begun September 16, 1996 and ended September 30, 1996, when Stephens served as sole administrator to the Small Cap Fund.

           Sponsor and Distributor. Stephens (the "Distributor"), at 111 Center
           -----------------------
Street, Little Rock, Arkansas 72201, serves as sponsor, co-administrator and distributor for the Funds. As indicated in each Fund's Prospectus, each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for each class of its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who

--------
1     The amounts for September 30, 1996 reflect fees after waivers.

had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

           Under the Plans and pursuant to the Distribution Agreement for the Funds listed below, the Funds pay to Stephens as compensation for distribution-related services the following amounts.


                     Fund                        Fee
                     ----                        ---
      Balanced
             Class A                            0.10%
             Class B                            0.75%

      Diversified Income
             Class B                            0.70%

      Equity Value
             Class A                            0.10%
             Class B                            0.75%

      Growth
             Class B                            0.70%

      Small Cap
             Class A                            0.10%
             Class B                            0.75%
             Class C                            0.75%

      Strategic Growth
             Class A                            0.10%
             Class B                            0.75%
             Class C                            0.75%


           The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

           The Plans for the Class A shares of the Growth and Diversified Income Funds permit each Fund to pay up to 0.05% of the average daily net assets attributable to the Class A shares to defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering those prospectuses and promotional materials to prospective shareholders.
           Pursuant to Rule 12b-1, a distribution plan must be initially approved (and reapproved annually thereafter) by the Board of Directors, including a majority of the Non-Interested Directors of the Company.

           Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' Class A and B shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Class A and B shares of the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

           For the six-month period ended March 31, 1997, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Plan.



                                      Printing &
                                        Mailing          Marketing          Compensation
           Fund         Total         Prospectus         Brochures         to Underwriters
           ----         -----         ----------         ---------         ---------------


           Strategic Growth. For the period begun February 21, 1996 and ended
           ----------------
September 30, 1996, the Strategic Growth Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Plan.


                                   Printing &
                                     Mailing           Marketing           Compensation
                   Total           Prospectus          Brochures          to Underwriters
                   -----           ----------          ---------          ---------------

     Class A       $-0-                $-0-               $-0-                  N/A
     Class B      $32,412              N/A                 N/A                $32,412


           Balanced and Equity Value. With regard to the Balanced and Equity
           -------------------------
Value Funds, for the year ended September 30, 1996, the distributor received the following amounts of 12b-1 fees for expense reimbursement under each Fund's Plan for Class A shares.


                        Fund            Class                Total
                        ----            -----                -----
Balanced                               Class A              $82,632

Equity Value                           Class A              $58,241


           For the period begun September 6 and ended September 30, 1996, the distributor received no compensation from the Balanced Equity Value, under each such Fund's Plan for Class B shares. Prior to September 6, 1996, PFD, a subsidiary of Furman Selz, served as principal underwriter for the shares of the predecessor portfolios pursuant to a Distribution Contract as of October 1, 1995. The figures in the table above reflect amounts paid to PFD through September 5, 1996 and amounts paid to Stephens from September 6 to September 30, 1996.

           Under a distribution plan adopted for the predecessor portfolios' Investor shares, PFD was entitled to be paid directly or reimbursed monthly in amounts described in the Prospectuses for costs and expenses of marketing the Investor shares of the predecessor portfolios of the Equity Value Fund.

           During the fiscal year ended September 30, 1995, the predecessor portfolios of the following Funds reimbursed PFD, pursuant to their predecessor plans, in the following amounts:


                                                                                          Equity Value         Balanced
             Distribution Plan Reimbursements                                                 Fund               Fund
             --------------------------------                                                 ----               ----
             Advertising and Promotional Materials                                           $10,769            $ 3,303

             Printing and mailing of financial statements and Prospectus to other
                than current shareholders                                                    $ 7,068            $ 6,177

             Compensation to underwriters                                                       0                  0

             Compensation to broker/dealers                                                     0                  0

             Compensation to sales personnel                                                    0                  0

             Financing charges                                                                  0                  0

             Total                                                                           $17,837            $ 9,480


           Diversified Income. For the year ended December 31, 1995, the
           ------------------
Diversified Income Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Plan for each Class.


                                               Printing &
                                                 Mailing         Marketing         Compensation to
                                  Total        Prospectus        Brochures           Underwriters
                                  -----        ----------        ---------           ------------
               Class A           $42,250         $27,257          $14,993                 N/A
               Class B           $14,987           N/A              N/A                 $14,987


           For the period ended September 30, 1996, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Plan for each Class.


                                               Printing &
                                                 Mailing         Marketing         Compensation to
                                  Total        Prospectus        Brochures           Underwriters
                                  -----        ----------        ---------           ------------
               Class A             $-0-           $-0-              $-0-                  N/A
               Class B           $49,796          N/A               N/A                 $49,796


           For the year ended December 31, 1995, and the period ended September 30, 1996, WFSI and its registered representatives received no compensation under the Plan for each Class.

           Growth. For the year ended December 31, 1995, the Growth Funds'
           ------
distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Plans.


                                               Printing &
                                                 Mailing         Marketing         Compensation to
        Fund                      Total        Prospectus        Brochures           Underwriters
        ----                      -----        ----------        ---------           ------------
Growth
     Class A                     $50,138        $ 41,902          $ 8,236                 N/A
     Class B                     $13,068           N/A              N/A                 $13,068


           For the period ended September 30, 1996, the Growth Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Plans.


                                               Printing &
                                                 Mailing         Marketing         Compensation to
        Fund                      Total        Prospectus        Brochures           Underwriters
        ----                      -----        ----------        ---------           ------------
Growth
     Class A                     $35,064          $1,266          $33,798                 N/A
     Class B                     $43,495           N/A              N/A                 $43,495


           For the year ended December 31, 1995 and the period ended September 30, 1996, WFSI and its registered representatives received no compensation under the Plans.

           Small Cap. For the period begun September 16, 1996 and ended
           ---------
September 30, 1996, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Plan.


                                               Printing &
                                                 Mailing         Marketing         Compensation to
         Small Cap Fund           Total        Prospectus        Brochures           Underwriters
         --------------           -----        ----------        ---------           ------------
     Class A                        $2             $-0-              $2                   N/A
     Class B                       $-0-            N/A               N/A                  $-0-


           Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Agreements related to the Plans also must be approved by such vote of the directors and the Non-Interested Directors. Such Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. Each Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the relevant class of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

           Each Plan requires that the Company shall provide to the Directors, and the directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors.

           Custodian. Wells Fargo Bank has been retained to act as Custodian for
           ---------
the Funds. The Custodian, among other things, maintains a custody account or accounts in the name of a Fund; receives and delivers all assets for a Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

           For the period indicated below the Growth Fund paid custody fees (after waivers) to Wells Fargo Bank as follows.


                       Fund       Six Months Ended 3/31/97        Nine Months Ended 9/30/96
                       ----       ------------------------        -------------------------
      Growth                                  $                              $17,963


------------
1   These amounts reflect fee waivers.

     For the period begun September 16, 1996 and ended September 30, 1996, the Small Cap Fund paid no custody fees to Wells Fargo Bank.

     For the period begun February 21, 1996 and ended September 30, 1996, the Strategic Growth Fund paid no custodial fees or transfer and dividend disbursing agency fees to Wells Fargo Bank.

     For the period begun January 1, 1996 and ended September 30, 1996, the Diversified Income Fund paid no custody fees to Wells Fargo Bank.

     Balanced and Equity Value. FICAL, located at 707 Wilshire Blvd., Los
     -------------------------
Angeles, California 90017, acted as custodian of the predecessor portfolios of Pacifica. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

     For the period begun October 1, 1995 and ended September 5, 1996 the custody fees for FICAL, and for the period begun September 6, 1996 and ended September 30, 1996 the custody fees for Wells Fargo Bank, after waivers and reimbursements, were paid as follows:


                                               Period Ended
     Fund                                         9/30/96
     -----                                        -------
       Balanced                                     -0-
       Equity Value                               $ 40,035


-----------
1   After waivers and reimbursements.

     Transfer and Dividend Disbursing Agent. Under the prior transfer agency
     --------------------------------------
agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Diversified Income Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     For its services as transfer and dividend disbursing agent for the Fund's Class A, Class B, and Class C shares, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of each Fund's average daily net assets for Class A and B shares.

Under the prior transfer agency agreement for the Strategic Growth Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets, regardless of Class, as well as reimbursement for reasonable out-of-pocket expenses.

           For the six months ended March 31, 1997 the Funds paid the following dollar amounts of transfer agency fees _____.

           For the period begun February 21, 1996 and ended September 30, 1996, the Strategic Growth Fund paid no transfer and dividend disbursing agency fees to Wells Fargo Bank.

           Under the prior transfer agency agreement for the Balanced and Equity Value Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each Class of the Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as transfer agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

           For the period ended September 30, 1996, the Diversified Income Fund paid $27,158 (after waivers) in transfer and dividend disbursing agency fees to Wells Fargo Bank or its affiliates.

           Under the prior transfer agency agreement for the Growth Fund, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

           For the nine month period ended September 30, 1996, the Growth Fund paid $217,737 (after waivers) in transfer and dividend disbursing agency fees to Wells Fargo Bank.

           Under the prior transfer agency agreement for the Small Cap Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets, regardless of Class, as well as reimbursement for all reasonable out-of-pocket expenses. For the period begun September 16, 1996 and ended September 30, 1996, the Small Cap Fund paid to Wells Fargo Bank $617 (after waivers) in transfer and dividend disbursing agency fees.

           Underwriting Commissions. For the year ended December 31, 1994, the
           ------------------------
Company's distributor retained $5,415,227, in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company shares. For the year ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274 in underwriting commissions in connection with the purchase or redemption of Company shares.

           For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,333. Stephens retained $162,660 of such commissions. WFSI and its registered representatives retained $399,809 of such commissions.

           For the nine month period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

           For the period begun October 1, 1995 and ended September 5, 1996 with respect to the predecessor funds, the aggregate amount of underwriting commissions on sales/redemptions of Pacifica's shares was $150,771. Pacifica Funds Distributor Inc. ("PFD"), retained $18,139 and its registered representatives retained $132,632 of such commissions.


                                 SERVICING PLAN

           The Small Cap Strategic Growth, Balanced and Equity Value Funds approved Servicing Plans and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank, for both Class A and Class B shares. The Diversified Income and Growth Funds have entered into shareholder servicing Agreements for both Class A and Class B shares but have only approved Servicing Plans for their Class B shares. The fact that certain classes do not have Plans does not affect the operation of their Servicing agreement. The Strategic Growth and Small Cap Funds also have adopted Servicing Plans and have entered into related Shareholder Servicing Agreements for their Class C shares.

           For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amount payable under the Shareholder Servicing Plans and Agreements is shown below. The Servicing Plans and related shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. (NASD).


            Fund                                           Fee
            ----                                           ---
      Strategic Growth
             Class A                                      0.25%
             Class B                                      0.25%
             Class C                                      0.25%



                    Fund                             Fee
                    ----                             ---
      Balanced
             Class A                                 0.25%
             Class B                                 0.25%

      Diversified
             Class A                                 0.30%
             Class B                                 0.30%

      Equity Value
             Class A                                 0.25%
             Class B                                 0.25%

      Growth
             Class A                                 0.30%
             Class B                                 0.30%

      Small Cap
             Class A                                 0.25%
             Class B                                 0.25%
             Class C                                 0.25%


           For the period indicated below, the dollar amounts of shareholder servicing fees paid by the Funds to Wells Fargo Bank or its affiliates were as follows:

                                                       Six-Month
                                                      Period Ended
                             Fund                       3/31/97
                             ----                       -------
      Strategic Growth
             Class A                                  $__________
             Class B                                  $__________

      Balanced
             Class A                                  $__________
             Class B                                  $__________

      Diversified
             Class A                                  $__________
             Class B                                  $__________

      Equity Value
             Class A                                  $__________

                                                       Six-Month
                                                      Period Ended
                             Fund                       3/31/97
                             ----                       -------
      Equity Value
             Class A                                  $__________
             Class B                                  $__________

      Growth
             Class A                                  $__________
             Class B                                  $__________

      Small Cap
             Class A                                  $__________
             Class B                                  $__________


           For the period begun February 21, 1996 and ended September 30, 1996, the Strategic Growth Fund paid no shareholder servicing fees to Wells Fargo Bank.

           For the period begun October 1, 1995 and ended September 5, 1996, and under similar service agreements, payments were made to First Intestate Bancorp for the Funds in the following chart. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees (after waivers and reimbursements) were paid to Wells Fargo Bank or its affiliates. The indicated classes of each Fund paid the following shareholder servicing fees for the year ended September 30, 1996:

                                                         Year Ended
                    Fund                             September 30, 1996
                    ----                             ------------------
Balanced                            Class A                $76,743
                                    Class B                  N/A

Equity Value                        Class A                $36,350

           The dollar amount of shareholder servicing fees paid by the Diversified Income and Growth Funds to Wells Fargo Bank or its affiliates for the period ended September 30, 1996 were as follows:

                                              April 30, 1997
                                              --------------
                   Diversified Income             $249,015
                   Growth                         $457,088

           The Small Cap Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. The Class A and B shares of the Fund paid no shareholder servicing fees to Wells Fargo Bank or its affiliates for the period ended September 30, 1996.

           General. Each Servicing Plan will continue in effect from year to
           -------
year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non-Interested Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

           Each Servicing Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

                            PERFORMANCE CALCULATIONS

           The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Determination of Net Asset Value" and "Performance Data."

           As indicated in the Prospectus, the Fund may advertise certain total return information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

           The total return information presented below and advertised by the Strategic Growth Fund for the period prior to February 21, 1996, the date the Fund commenced operations, is based upon the prior performance of the Strategic Growth Fund of Overland Express Funds, Inc., (the "Predecessor Fund"). The performance information is adjusted to reflect each class' current level of operating expenses. The Class A and B Shares of the Fund track the performance of the Predecessor Fund's Class A and D Shares, respectively.

                             Average Annual Total Return for the Applicable Period Ended September 30, 1997
                             ------------------------------------------------------------------------------
                   Inception/1/          Inception         Three Year         Three Year           One Year          One Year
                    With Sales            No Sales         With Sales          No Sales           With Sales         No Sales
      Class          Charge/2/             Charge            Charge             Charge              Charge            Charge
      -----          ---------             ------            ------             ------              ------            ------
        A
        B

/1/ Both Classes of the Strategic Growth Fund commenced operations on February 21, 1996. The Predecessor Fund commenced operations on January 20, 1993 for its Class A Shares and July 1, 1993 for its Class D Shares.

/2/ For all periods ended September 30, 1996, the term "Sales Charge" for the Class A shares of the Fund means a front-end sales load of 4.50%, and for Class B Shares means a maximum contingent deferred sales charge ("CDSC") of 3.00%.

           The total return information presented below and advertised by the Balanced and Equity Value Funds for the period prior to September 6, 1996, the date the Funds commenced operations, is based upon the prior performance of the predecessor Funds. The performance information is adjusted to reflect each class' current level of operating expenses.

                          Average Annual Total Return - For The Applicable Period Ended September 30, 19971

----------------------------------------------------------------------------------------------------------------------------------
              Inception/2/  Inception/2/    Five Year      Five Year      Three Year    Three Year     One Year       One Year
                  With           No            With            No           With            No           With            No
      Fund    Sales Charge  Sales Charge   Sales Charge   Sales Charge  Sales Charge   Sales Charge  Sales Charge   Sales Charge
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

/1/ For the Class A shares of the Equity Value and Balanced, the term "Sales Charge" means a front-end sales load of 4.50%. For all Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's Prospectus.

/2/ Each Fund or its predecessor commenced operations as follows: Equity Value and Balanced - July 2, 1990.

/3/ Historical performance for each class of the Balanced and Equity Value Funds has been calculated using returns produced by their respective predecessor funds of Pacifica. Class A performance reflects Pacifica Fund Class A performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the inception date of September 6, 1996.


                             Average Annual Total Return for the Applicable Period Ended September 30, 1997
                             ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                  Inception1           Inception           Three Year        Three Year          One Year          One Year
                     With                 No                 With                No                With               No
---------------------------------------------------------------------------------------------------------------------------------



                                                                                No
      Class      Sales Charge/2/     Sales Charge        Sales Charge       Sales Charge       Sales Charge      Sales Charge
---------------------------------------------------------------------------------------------------------------------------------
       A             13.24%            14.59%               12.88%             14.63%              14.02%            19.41%
       B             22.62%            23.60%                  N/A                N/A              15.66%            18.65%
---------------------------------------------------------------------------------------------------------------------------------

/1/    The Fund's Class A shares commenced operations November 18, 1992; Class B shares - January 2, 1995.

/2/    For all periods ended September 30, 1996, the term "Sales Charge" for
Class A shares means a front-end sales load of 4.50%. For Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the prospectus.

           The IRA Funds of the Trust were reorganized into the Growth Fund of the Company on January 2, 1992. Therefore, the performance information for the Fund is based on that of the IRA Funds for the periods prior to January 2, 1992, and reference should be made to the footnotes to the condensed financial information in the "Financial Highlights" section of each Prospectus regarding differences in investment objectives, policies and/or restrictions between certain of the Funds and the IRA Funds, which may affect the relevance of the performance information provided below.

                            Average Annual Total Return for the Applicable Period Ended September 30, 1997
                            ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
               Inception/1/     Inception     Five Year      Five Year     Three Year    Three Year     One Year      One Year
                  With              No           With            No           With            No           With           No
      Fund   Sales Charge/2/  Sales Charge  Sales Charge   Sales Charge  Sales Charge   Sales Charge  Sales Charge  Sales Charge
---------------------------------------------------------------------------------------------------------------------------------
Growth
   Class A     ____%           ____%                          ____%         ____%                        ____%        ____%
                                               ____%                                       _____%
   Class B     ____%           ____%                                                                     ____%        ____%
---------------------------------------------------------------------------------------------------------------------------------

/1/ Each Fund commenced operations as follows: Growth Class A - August 2, 1990, Class B - January 2, 1995.

/2/ For all periods ended September 30, 1996, the term "Sales Charge" for Class A Shares means a front-end sales load of 4.50%. For Class B Shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's prospectus.

           The total return information presented below and advertised by the Small Cap Fund for the period prior to September 16, 1996, the date the Fund commenced operations, is based upon the prior performance of the Collective Investment Fund. The performance information is adjusted to reflect each class' current level of operating expenses.

                                                For the Applicable Period Ended September 30, 1997
                                                --------------------------------------------------

                                        Average Annual Total Return                         Cumulative Total Return
                     ---------------------------------------------------------------------------------------------------

                                                              One Year       One Year
                      Inception/1/ With    Inception No      With Sales      No Sales     Inception With        Inception No
       CLASS          Sales Charge/2/      Sales Charge        Charge         Charge       Sales Charge         Sales Charge
       -----          ---------------      ------------        ------         ------       ------------         ------------
         A                   %                  %                %             %                 %                   %
         B                   %                  %                %             %                 %                   %

--------------------------

1 The Small Cap Fund commenced operations on September 16, 1996, as the successor to Small Capitalization Growth Fund for BRP Employment Retirement Plans, an unregistered bank collective investment fund (the "Predecessor Fund") which, in turn, commenced operations on November 2, 1994.

2 For Class A Shares, there is a front-end sales charge of 4.50%. For Class B Shares, there maximum contingent deferred sales charge ("CDSC") of 3.00%.

           In addition to the above performance information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

                             Cumulative Total Return for the Applicable Period Ended September 30,1997
                             -------------------------------------------------------------------------
                            Inception/1/                Inception                 Three Year                 Three Year
                             With Sales                 No Sales                  With Sales                  No Sales
      Class                   Charge/2/                  Charge                     Charge                     Charge
      -----                   ---------                  ------                     ------                     ------
        A                        %                          %                          %                         %
        B                        %                          %                          %                         %

/1/ Both Classes of the Strategic Growth Fund commenced operations on February 21, 1996. The Predecessor Fund commenced operations on January 20, 1993 for its Class A Shares and July 1, 1993 for its Class D Shares.

/2/ For all periods ended September 30, 1996, the term "Sales Charge" for the Class A shares of the Fund means a front-end sales load of 4.50%, and for Class B Shares means a maximum contingent deferred sales charge ("CDSC") of 3.00%.


Cumulative Total Return - For The Applicable Period Ended September 30, 1997/1/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                     Inception/2/      Inception/2/     Five Year        Five Year        Three Year       Three Year
                        With              No               With              No             With               No
      Fund          Sales Charge     Sales Charge      Sales Charge     Sales Charge    Sales Charge      Sales Charge
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

/1/ For the Class A shares of the Equity Value and Balanced, the term "Sales Charge" means a front-end sales load of 4.50%. For all Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's Prospectus.

/2/ Each Fund or its predecessor commenced operations as follows: Equity Value and Balanced - July 2, 1990.

/3/ Historical performance for each class of the Balanced and Equity Value Funds has been calculated using returns produced by their respective predecessor funds of Pacifica. Class A performance reflects Pacifica Fund Class A performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the inception date of September 6, 1996.


     In addition to the above performance information, the Diversified Income, Growth Fund, may also advertise the cumulative total return of the Fund for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

   Cumulative Total Return for the Applicable Period Ended September 30,1997
   -------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                   Inception/1/               Inception                 Three Year               Three Year
                                      With                       No                       With                       No
           Class                  Sales Charge/2/           Sales Charge              Sales Charge              Sales Charge
------------------------------------------------------------------------------------------------------------------------------------

             A                        61.92%                   69.53%                     43.84%                    50.64%
             B                        42.89%                   44.89%                        N/A                      N/A
------------------------------------------------------------------------------------------------------------------------------------


/1/ The Fund's Class A shares commenced operations November 18, 1992; Class B shares - January 2, 1995.

/2/ For all periods ended September 30, 1996, the term "Sales Charge" for Class A shares means a front-end sales load of 4.50%. For Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the prospectus.


  Cumulative Total Return for the Applicable Period Ended September 30, 1997
  --------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                   Inception/1/         Inception                                                Three Year        Three Year
                      With                 No           Five Year With      Five Year No           With                No
      Fund        Sales Charge/2/     Sales Charge       Sales Charge       Sales Charge       Sales Charge       Sales Charge
------------------------------------------------------------------------------------------------------------------------------------

Growth and
  Income
     Class A          %                   %                  %                  %                %                   %
     Class B          %                   %
------------------------------------------------------------------------------------------------------------------------------------


/1/ Each Fund commenced operations as follows: Growth Class A -August 2, 1990, Class B - January 2, 1995.

/2/ For all periods ended September 30, 1996, the term "Sales Charge" for Class A Shares means a front-end sales load of 4.50%. For Class B Shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's prospectus.


     From time to time and only to the extent the comparison is appropriate for a class of Shares of the Fund, the Company may quote performance or price-earning ratios of a class of Shares of the Fund in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield

Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares the Fund is calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

           In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

           The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a class of shares of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund or the Master Portfolio invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry
                                                          - -
Surveys) to evaluate the historical performance of the Fund or the Master Portfolio or current or potential value with respect to the particular industry or sector.

           The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

           From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

           The Company also may disclose in advertising and other types of literature, information and statements the distribution rate on the shares of each class of the Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

           From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser.

           The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

           The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

           The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                       DETERMINATION OF NET ASSET VALUE

           The following information supplements and should be read in conjunction with the Prospectus section entitled "Purchase of Shares." Net asset value per share for each class of the Aggressive Growth Fund, and net asset value per unit of the Master Portfolios are each determined by the Custodian of the Fund on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 4:00 p.m. Pacific time.

           The following information supplements and should be read in conjunction with the Prospectus section under "Purchase of shares." Net asset value per share or class of shares of the Balanced and Equity Value Fund is determined by the Funds' Custodian on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 1:00 p.m. Pacific time.

           Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

           Net asset value per share for each Class of the Diversified Income and Growth and Income Funds is determined by the custodian of the Fund on each day the NYSE is open for trading.

           The following information supplements and should be read in conjunction with the Prospectus section entitled "Investing in the Fund." Net asset value per share for each class of the Fund and net asset value per unit of the Master Portfolio are each determined by Wells Fargo on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 1:00 p.m. Pacific time.

           Securities of the Master Portfolio for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Prices may be furnished by a reputable independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolio for which current market quotations are not readily available are valued at fair value as determined in good faith by MIT's Trustees and in accordance with procedures adopted by the Trustees.

           Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Master Portfolio's interests and the Fund's shares.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

           Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

           Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

           Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

           The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

           In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

           Purchases and sales of securities by the Funds are usually principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Under the 1940 Act, persons affiliated with the Funds are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order or other relief allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which Stephens or Wells Fargo is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

           Except in the case of equity securities purchased by the Balanced, Equity Value and Growth Funds, purchases and sales of securities usually are principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMs and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

           The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Wells Fargo is responsible for the Master Portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

           In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolio to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

           Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolio. The Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

           For the Balanced, Equity Value and Growth Funds, purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No Fund will deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.

           In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Balanced and Equity Value Funds to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

           Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Funds. The Board of Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

           Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

           Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Master Portfolio's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MIT's Trustees with respect to the performance, investment activities and fees and expenses of other mutual Funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

           The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo

Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolio by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Master Portfolio are not reduced because Wells Fargo Bank receives such services.

           Securities of Regular Brokers or Dealers. As of March 31, 1997, each
           ----------------------------------------
fund owned securities of its "regular brokers or dealers" or their parents as defined in the Investment Company Act of 1940 as follows _____________________.

           Brokerage Commissions. For the six-month period ended March 31, 1997,
           ---------------------
the Funds paid brokerage commissions as follows.

           The Strategic Growth Fund and its Predecessor fund paid brokerage commissions as follows for the years ended December 31, 1994 and 1995, and the periods thereafter beginning January 1, 1996 and February 21, 1996, respectively.

             Fund      Dec. 31, 1994    Dec. 31, 1995    Feb. 20, 1996   Sept. 30, 1996
             ----      -------------    -------------    -------------   --------------
Strategic Growth            N/A              N/A              N/A           $194,498
Predecessor Fund          $171,356         $190,359           N/A              N/A


           During the years ended September 30, 1996, September 30, 1995 and September 30, 1994, the Equity Value and Balanced Funds paid the following amounts in brokerage commissions:

                          Brokerage Commissions Paid
                          --------------------------

                                  Year Ended          Year Ended        Year Ended
Fund                            Sept. 30, 1996     Sept. 30, 1995     Sept. 30, 1994
----                            --------------     --------------     --------------
Equity Value Fund                 $575,504            $619,124           $247,218
Balanced Fund                     $254,191            $197,751           $104,835

           During the time periods stated above, no brokerage commissions were paid by the Funds to an affiliated broker.

           For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Diversified Income Fund paid the following in brokerage commissions:

        Dec. 31, 1993      Dec. 31, 1994     Dec. 31, 1995    Sept. 30, 1996
        -------------      -------------     -------------    --------------
           $68,477            $134,777          $193,078         $267,469

           For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Growth Fund paid the following for brokerage commissions:

Fund           Dec.  31, 1994           Dec.  31, 1995            Sept. 30, 1996
----           --------------           --------------            --------------
Growth            $ 407,643                $ 607,442                 $ 531,052

           For the period beginning September 6, 1996 and ended September 30, 1996, the Small Cap Fund paid $1,856 for brokerage commissions.

           Portfolio Turnover. Portfolio turnover generally involves some
           ------------------
expenses to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. A high portfolio turnover rate should not result in the Master Portfolio paying substantially more brokerage commissions, since most transactions in government securities and municipal securities are effected on a principal basis. Portfolio turnover can generate short-term capital gain tax consequences. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

           Portfolio Turnover Rate. Changes may be made in the portfolios
           -----------------------
consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

           The portfolio turnover rate for the Fund generally is not expected to exceed 150%. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

           Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                             FEDERAL INCOME TAXES

           The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

           In General. The Company intends to qualify the Fund as a regulated
           ----------
investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

           Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

           Excise Tax. A 4% nondeductible excise tax will be imposed on the Fund
           ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

           Foreign Taxes. Income and dividends received by the Fund from sources
           -------------
within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of a regulated investment company's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the regulated investment company will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company. The Fund does not expect to qualify for this election.

           Taxation of Fund Investments. Except as provided herein, gains and
           ----------------------------
losses on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

           Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

           If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

           Under Section 1256 of the Code, the Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed options. In this regard, Section 1256 contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

           Under Section 988 of the Code, the Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Fund will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

           Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund and its shareholders may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

           If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or
(iii) a futures or forward contract.

           If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

           Capital Gain Distributions. Distributions which are designated
           --------------------------
by the Fund as capital gain distributions will be taxed to shareholders as long-term term capital gains (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

           Under the Taxpayer Relief Act of 1997 (the "Act"), four separate capital gains rates for individuals will ultimately be operative. Under prior law, individuals paid a maximum 28% rate on net capital gains. The Act retains this 28% rate for "mid-term gains," which are gains on the sale of property held for more than one year and not more than 18 month. A new 20% (reduced to 10% in the case of lower income individuals) rate will apply to non-recapture gain for property held more than 18 months. A new 18% (reduced to 8% in the case of lower income individuals) rate will ultimately be available for certain property held more than 5 years upon its disposition. The Treasury Department is authorized to issue regulations for application of the reduced rates to pass-through entities, including regulated investment companies. Individual shareholders may therefore qualify for the reduced rate of tax on capital gain distributions paid by a Fund to the extent such distributions are attributable to the Fund's dispositions after May 7, 1997.

           Disposition of Fund Shares. A disposition of Fund shares pursuant to
           --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

           If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

           If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund Share and such Fund Share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund Share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a regulated investment company regularly distributes at least 90% of its net tax-exempt interest, if any. As of the date of this SAI, such regulations have not been issued. The foregoing disallowance rules do not apply to losses realized under a periodic redemption plan.

           Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

           Federal Income Tax Rates. As of the printing of this SAI, the maximum
           ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

           Foreign Shareholders. Under the Code, distributions of net investment
           --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. fiduciaries have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

           Backup Withholding. The Company may be required to withhold, subject
           ------------------
to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemptions (including redemptions in-kind and exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

           Other Matters. Investors should be aware that the investments to be
           -------------
made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

           The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

           The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund, the Master Portfolio and Management."

           The Funds are six of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

           Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

           The Fund is comprised of two classes of shares, Class A Shares and Class B Shares. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by series unless otherwise required by the Act, in which case all shares will be voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and would be voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund.

The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

           The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

           Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

           Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the Prospectus, will be fully paid and non-assessable by the Company.

           Set forth below as of [October 1, 1997] is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole.

                      5% OWNERSHIP AS OF OCTOBER 1, 1997

                                      Name and                       Class; Type           Percentage     Percentage
         Fund                          Address                       of Ownership           of Class       of Fund
         ----                          -------                       ------------           --------       -------
STRATEGIC GROWTH FUND            Wells Fargo Bank                      Class A               62.05%         43.90%
                                 P.O. Box 63015                   Beneficially Owned
                                 San Francisco, CA  94163

                                 Stephens Inc.                         Class A                9.57%          6.80%
                                 111 Center Street                  Record Holder
                                 Little Rock, AR  72201

BALANCED FUND                    Stephens Inc.                         Class A               61.71%         21.20%
                                 111 Center Street                Beneficially Owned
                                 Little Rock , AR  72201

                                 Stephens Inc.                         Class B               98.95%           N/A
                                 111 Center Street                Beneficially Owned
                                 Little Rock , AR  72201

EQUITY VALUE                     Stephens Inc.                         Class A               56.14%          4.90%
FUND                             111 Center Street                Beneficially Owned

                                      Name and                       Class; Type           Percentage     Percentage
         Fund                          Address                       of Ownership           of Class       of Fund
         ----                          -------                       ------------           --------       -------
                                 Little Rock , AR  72201

                                 Stephens Inc.                         Class B                9.51%           N/A
                                 P.O. Box 34127                 Beneficially Owned for
                                 Little Rock , AR  72201            Acct. 76809054

                                 Stephens Inc.                         Class B                5.80%           N/A
                                 P.O. Box 34127                 Beneficially Owned for
                                 Little Rock , AR  72201            Acct. 76892939

                                 Vladimir Sirota                       Class B               36.11%           N/A
                                 P.O. Box 46399                    [Record Holder]
                                 Los Angeles, CA 90046

                                 Stephens Inc.                         Class B                5.45%           N/A
                                 P.O. Box 34127                 Beneficially Owned for
                                 Little Rock , AR  72201            Acct. 77190754

                                 Stephens Inc.                         Class B                5.45%           N/A
                                 P.O. Box 34127                 Beneficially Owned for
                                 Little Rock , AR  72201            Acct. 77190768

                                 Stephens Inc.                         Class B               10.97%           N/A
                                 P.O. Box 34127                 Beneficially Owned for
                                 Little Rock , AR  72201            Acct. 77539283

DIVERSIFIED INCOME               Wells Fargo Bank                      Class A               34.80%         29.40%
                                 P.O. Box 63015                   Beneficially Owned
                                 San Francisco, CA  94163

GROWTH                           Wells Fargo Bank                      Class A               53.01%         46.20%
                                 P.O. Box 63015                   Beneficially Owned
                                 San Francisco, CA  94163

SMALL CAP                         Wells Fargo Bank               Institutional Class         93.49%         86.30%
                                420 Montgomery Street               Record Holder
                               San Francisco, CA 94104

                                  Wells Fargo Bank                     Class A               48.93%           N/A
                                   P.O. Box 63015                 Beneficially Owned
                               San Francisco, CA 94163

                                    Stephens Inc.                      Class A
                                  111 Center Street               Beneficially Owned         33.62%           N/A
                                Little Rock, AR 72201

                                    Stephens Inc.                      Class B
                                   P.O. Box 34127                 Beneficially Owned          5.90%           N/A
                                Little Rock, AR 72203               Acct. 77586707

                                    Stephens Inc.                      Class B
                                   P.O. Box 34127                 Beneficially Owned         11.71%           N/A
                                Little Rock, AR 72203               Acct. 77478661


           For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

           The Registration Statement of MIT and the Company, including the Fund's Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                             INDEPENDENT AUDITORS

           KPMG Peat Marwick LLP has been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

           The portfolio of investments, audited financial statements and independent auditors' reports for the Funds and Master Portfolios for the fiscal period ended March, 31, 1997 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.

           The Company's Annual Reports may be obtained by calling
1-800-222-8222.

                                 SAI APPENDIX

           The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

           Moody's: The four highest ratings for corporate bonds are "Aaa,"
           -------
"Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

           S&P: The four highest ratings for corporate bonds are "AAA," "AA,"
           ---
"A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

           Moody's: The highest rating for corporate commercial paper is "P-1"
           -------
(Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

           S&P: The "A-1" rating for corporate commercial paper indicates that
           ---
the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.
                           Telephone: (800) 222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 15, 1997

                            INTERMEDIATE BOND FUND
                SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                  SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND
                          U.S. GOVERNMENT INCOME FUND
                         VARIABLE RATE GOVERNMENT FUND

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company, commonly referred to as a "mutual fund." This Statement of Additional Information ("SAI") contains additional information about five of the funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the U.S. Government Income, Intermediate Bond, Short-Intermediate U.S. Government Income, Short-Term Government-Corporate Income and Variable Rate Government Funds. The single class of shares of the Short-Term Government-Corporate Income Fund is sometimes referred to as the "Class A shares." Each of the other Funds offers Class A shares. The Intermediate Bond and Ginnie Mae Funds offer Class B shares and the Intermediate Bond, Ginnie Mae (U.S. Government) and Variable Rate Government Funds also offer Class C shares. The Ginnie Mae Fund is expected to be renamed the "U.S. Government Income Fund" on or about December 12, 1997.

     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated December 15, 1997. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling the Transfer Agent at the telephone number indicated above.

                               TABLE OF CONTENTS

                                                                                                        PAGE
General.................................................................................................  1
Investment Restrictions.................................................................................  1
Additional Permitted Investment Activities..............................................................  3
Investment by Federal Credit Unions in the Variable Rate Government Fund................................  4
Risk Factors............................................................................................
Management..............................................................................................  4
Performance Calculations................................................................................ 11
Determination of Net Asset Value........................................................................ 17
Additional Purchase and Redemption Information.......................................................... 17
Portfolio Transactions.................................................................................. 18
Fund Expenses........................................................................................... 20
Federal Income Taxes.................................................................................... 21
Capital Stock........................................................................................... 24
Other................................................................................................... 26
Independent Auditors.................................................................................... 26
Financial Information................................................................................... 26
Appendix................................................................................................A-1

                                    GENERAL

     The Intermediate Bond was originally organized as an investment portfolio of Westcore Trust ("Westcore") under the name Bonds Plus. On October 1, 1995, the Fund was reorganized as an investment portfolio of Pacifica Funds Trust ("Pacifica" or the "predecessor Company"). On April 25, 1996, the Agreement and Plan of Reorganization of Pacifica with Stagecoach and the creation of the predecessor portfolio as a new fund of Stagecoach was approved by the Company's Board of Directors. On May 17, 1996, the Agreement and Plan of Reorganization of Pacifica with the Company was approved by Pacifica's Board of Trustees. The reorganization of Pacifica with Stagecoach became effective on September 6, 1996 (the "Reorganization"). The Pacifica Portfolio named Pacifica Intermediate Bond Fund, was reorganized as the Stagecoach Intermediate Bond Fund.

     The Class A shares of the U.S. Government Income Fund commenced operations on January 1, 1992 as successor to the Ginnie Mae Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor Fund's date of inception was January 3, 1991. The Class B shares commenced operations on January 1, 1995. Prior to December 15, 1997, the U.S. Government Income Fund was known as the Ginnie Mae Fund. The Class C shares commenced operations on or about December 12, 1997.

     The Class A shares of the Stagecoach Short-Intermediate U.S. Government Income Fund commenced operations on October 27, 1993.

     The Company's Short-Term Government-Corporate Income Fund was originally organized as the Short-Term Government-Corporate Income Fund of Overland on September 19, 1994. On July 23, 1997, the Boards of the Directors of the Company and Overland Express Funds, Inc. ("Overland") approved an Agreement and Plan of Consolidation providing for the transfer of the assets and stated liabilities of each of the predecessor portfolios to the corresponding Fund of the Company. As a result of the Consolidation, the predecessor portfolios reorganized as the Company's Short-Term Government-Corporate Income Fund and Variable Rate Government Fund. Prior to the Consolidation, the Short-Term Government-Corporate Income predecessor portfolio pursued its investment objective by investing all of its assets in a separate Master Portfolio (a "Master Portfolio") of Master Investment Trust ("MIT") with the same investment objective as the corresponding predecessor portfolio. The Fund now invests directly in a portfolio of securities and does not invest in a corresponding Master Portfolio.

     The Variable Rate Government Fund was originally organized on November 1, 1990 as the Variable Rate Government Fund of Overland, another open-end management investment company advised by Wells Fargo Bank. On or about December 12, 1997, the Class A and D shareholders of the predecessor Overland portfolio became Class A and C shareholders, respectively, of the Company's Variable Rate Government Fund.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies.  Each Fund has adopted the following
     -------------------------------
investment restrictions, all of which are fundamental policies; that is they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940 as amended (the "1940 Act")) of the outstanding voting securities of such Fund:

     The Variable Rate Government Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests, in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the Securities Act of 1933 (the "1933 Act") before they may be offered or sold to the public, and illiquid securities;

     (6)  make investments for the purpose of exercising control or management;

     (7) purchase puts, calls, straddles, spreads, or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

     (8) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing exists);

     (9) invest more than 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days;

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of the total assets of the Fund, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of the Fund's total assets, the Fund would own more than 10% of the outstanding voting securities of such issuer; nor

     (11) lend its portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

     With respect to fundamental investment restriction (5), the Fund does not intend to invest, during the coming year, in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the 1933 Act before they may be offered or sold to the public or illiquid securities. With respect to fundamental investment restriction (7), the Fund does not intend to purchase, during the coming year, puts, calls, straddles, spreads, or purchase securities with put rights in order to maintain liquidity. With respect to fundamental investment restriction (9), the Fund does not intend to invest, during the coming year, in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. With respect to fundamental investment restriction (11), the Fund does not intend to make loans of its portfolio securities during the coming year.

     The Intermediate Bond Fund may not:

     (1) purchase or sell commodity contracts or invest in oil, gas or mineral exploration or development programs, except that the Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Fund may enter into futures contracts and related options.

     (2) purchase or sell real estate, except that the Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

     (3) purchase securities of companies for the purpose of exercising control.

     (4) acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     (5) act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     (6) write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Fund may enter into transactions in options on securities, futures contracts and options on futures contracts.

     (7) borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation.

     (8) purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

     (9) purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     (10) make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

     (11) purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and
(b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     The Short-Intermediate U.S. Government Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in U.S. Government Obligations.

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7)  make investments for the purpose of exercising control or management;

     (8) borrow money or issue senior securities as defined in the 1940 Act, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets), and except that the Fund may issue multiple Classes of shares in accordance with applicable laws, rules, regulations or orders;

     (9) write, purchase or sell straddles, spreads, warrants, or any combination thereof;

     (10) purchase securities of any issuer (except U.S. Government Obligations) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; nor

     (11) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

     The U.S. Government Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

     (2) the purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts.

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting.

     (7)  make investments for the purpose of exercising control or management.

     (8) issue senior securities, except that the Fund may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of the Fund's net assets (but investments may not be purchased by such Fund while any the outstanding borrowings exceed 5% of the Fund's net assets).

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof.

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     The Fund may make loans in accordance with its investment policies.

     The Short-Term Government-Corporate Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to: (a) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (b) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers); and provided further that there is no limitation with respect to investments by the Fund in securities issued by registered investment companies.

     (2) purchase or sell real estate (other than securities secured by real estate or interests herein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs.

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting.

     (5)  make investments for the purpose of exercising control or management.

     (6) purchase puts, calls, straddles, spreads, or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

     (7) issue senior securities, except that the Fund may borrow from banks up to order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists).

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of the total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer.

     (9) lend its portfolio securities having a value that exceeds 50% of the current value of their total assets, provided that, for purposes of this restriction, the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering will not be subject to this restriction. The Fund does not intend to make loans of its portfolio securities during the coming year.

     Non-Fundamental Investment Policies. Each Fund is subject to the following
     -----------------------------------
non-fundamental policies which may be changed by a majority vote of a Board of Director of the Company at any time and without approval of the shareholders.

     The Variable Rate Government Fund may not:

     (1) invest in warrants, and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange;

     (2) purchase or retain securities of any issuer if the officers or Directors of the Company or its Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

     (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

     (4)  write, purchase or sell options; nor

     (5)  purchase or sell real estate limited partnership interests.

     In addition, the Fund will not invest in commercial paper or equity securities.

     The Intermediate Bond Fund may not:

     (1)  Invest in mineral leases; nor

     (2)  purchase, hold or deal in real estate limited partnerships.

     The Short-Intermediate U.S. Government Income Fund may not:

     (1) purchase or retain securities of any issuer if the officers or Directors of the Company or of the Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

     (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets; nor

     (3) The Fund reserves the right to invest up to 15% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days or other illiquid securities. However, as long as the Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, the Fund will comply with such lower limit. The Fund presently is limited to investing 10% of its net assets in such securities due to limits applicable in several states.

     The U.S. Government Income Fund may not:

     (1) purchase or retain securities of any issuer if the Officers or Directors of the Company or its Investment Adviser owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together owned beneficially more than 5% of such securities.

     (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets; nor

     (3) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of the Fund's aggregate investment in such Classes of securities will exceed 5% of its total assets.

     (4) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities).

     In addition, the Funds may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies [AND THE INVESTMENT ADVISER WILL WAIVE ITS ADVISORY FEES FOR THAT PORTION OF THE FUND'S ASSETS SO INVESTED,] except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

     The Short-Term Government-Corporate Income Fund may not:

     (1) invest more than 5% of its net assets at the time of purchase in warrants, or more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange;

     (2) purchase or retain securities of any issuer if the officers, directors of the Company or the Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

     (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are guaranteed or insured by the U.S. Government, or a state or municipality, or an agency or instrumentality thereof, if, by reason thereof, the value of the Fund's aggregate investment in such securities will exceed 5% of its total assets;

     (4)  write, purchase or sell options;

     (5) invest more than 15% of the current value of its net assets in repurchase agreements maturing in more than seven days, fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days and other illiquid securities;

     (6)  purchase, hold or deal in real estate limited partnerships; nor

     (7)  engage in any short sales other than short sales against the box.


                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Fund.

     Asset-Backed Securities. The Funds may invest in asset-backed securities
     -----------------------
that are unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

     Bank Obligations. The Intermediate Bond Fund may invest in bank
     ----------------
obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating-or variable-interest rates.

     Bonds. Certain of the debt instruments purchased by the SHORT-TERM
     -----
GOVERNMENT CORPORATE INCOME FUND may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise.

Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

     Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Commercial Paper. The Intermediate Bond, Short-Intermediate U.S.
     ----------------
Government Income and U.S. Government Income Funds [NOT VARIABLE OR SHORT-TERM GOV-CORP] may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Intermediate Bond Fund in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a NRSRO. Commercial paper may include variable- and floating-rate instruments.

     Custodial Receipts for Treasury Securities. The Intermediate Bond Fund
     ------------------------------------------
may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Fund in such participations will not exceed 5% of the value of the Fund's total assets.

     Derivative Securities. The Intermediate Bond and Short-Intermediate
     ---------------------
U.S. Government Income Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. These Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Floating- and Variable-Rate Obligations. The Intermediate Bond, Short-
     ---------------------------------------
Intermediate U.S. Government Income, U.S. Government Income and Variable Rate Government Funds [not short- term gov-corp] may purchase floating- and variable-rate obligations as described in the Prospectus. The Funds may purchase floating-and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. The Fund will not invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions. The Intermediate Bond Fund may purchase securities on a when
------------
issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

     Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Funds' custodian bank. Purchasing securities on a forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of such Fund's total net assets and its net asset value per share. In addition, because the Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

     The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day the Fund agrees to purchase the securities. Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

     The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed- delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser. During the period between commitment and settlement, no payment is made by the Fund and no interest accrues to the Fund. In some instances, a Fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the Fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. For example, a securities dealer may seek to purchase a particular security which the Fund owns. The Fund will sell that security to the dealer and simultaneously enter into a "firm commitment" agreement to buy back the same security at a future date, as described above. The net effect of these transactions is to generate income for the Fund since the dealer is willing to execute these transactions at prices favorable to the Fund in order to acquire the specific security which it buys in the initial purchase transaction. Wells Fargo Bank will limit these transactions to a maximum of 35% of the Fund's total assets. There is a risk that a party with whom a Fund enters into when-issued or firm commitment agreements may not perform its obligation to deliver or purchase the securities, which could result in a gain or loss to the Fund. To minimize the risk of default, the Fund enters into such transactions only with those major banks and non-bank U.S. Government securities dealers who are recognized by the Board of Governors of the Federal Reserve System as primary dealers. As described further in its SAI, the Fund may purchase certain securities on a when-issued basis, although it currently does not expect to invest more than 5% of its assets in such securities.

     Foreign Obligations. Each Fund may invest up to 25% of its assets in
     -------------------
high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Investment by the [U.S. GOVERNMENT INCOME FUND] in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The U.S. Government Income Fund does not intend to invest in foreign obligations during the coming year. The Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     FOREIGN SECURITIES. BECAUSE CERTAIN (INTERMEDIATE BOND) FUNDS MAY
     ------------------
INVEST IN SECURITIES DENOMINATED IN CURRENCIES OTHER THAN THE U.S. DOLLAR AND MAY TEMPORARILY HOLD FUNDS IN BANK DEPOSITS OR OTHER MONEY MARKET INVESTMENTS DENOMINATED IN FOREIGN CURRENCIES, THEY MAY BE AFFECTED FAVORABLY OR UNFAVORABLY BY EXCHANGE CONTROL REGULATIONS OR CHANGES IN THE EXCHANGE RATE BETWEEN SUCH CURRENCIES AND THE DOLLAR. CHANGES IN FOREIGN CURRENCY EXCHANGE RATES INFLUENCE VALUES WITHIN A FUND FROM THE PERSPECTIVE OF U.S. INVESTORS. CHANGES IN FOREIGN CURRENCY EXCHANGE RATES MAY ALSO AFFECT THE VALUE OF DIVIDENDS AND INTEREST EARNED, GAINS AND LOSSES REALIZED ON THE SALE OF SECURITIES, AND ANY NET INVESTMENT INCOME AND GAINS TO BE DISTRIBUTED TO SHAREHOLDERS BY A FUND. THE RATE OF EXCHANGE BETWEEN THE U.S. DOLLAR AND OTHER CURRENCIES IS DETERMINED BY THE FORCES OF SUPPLY AND DEMAND IN THE FOREIGN EXCHANGE MARKETS. THESE FORCES ARE AFFECTED BY THE INTERNATIONAL BALANCE OF PAYMENTS AND OTHER ECONOMIC AND FINANCIAL CONDITIONS, GOVERNMENT INTERVENTION, SPECULATION AND OTHER FACTORS.

     Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

     Illiquid Securities. The Intermediate Bond, Short-Intermediate U.S.
     -------------------
Government Income and U.S. Government Income Funds [NOT VARIABLE OR SHORT-TERM GOV-CORP] may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Loans of Portfolio Securities. In accordance with the policies described in
     -----------------------------
the Prospectus, the Intermediate Bond Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S.

Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

     The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

     The Short-Intermediate U.S. Government Income Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on the Fund's portfolio. The value of the loaned securities may not exceed one-third of the Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker.

     The U.S. Government Income Fund may lend securities if cash, U.S. Government securities or other high-quality debt obligations equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's Investment Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will not lend securities having a value that exceeds 33 1/3% of the current value of its total assets. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Stagecoach, its Investment Adviser, or its Distributor. The U.S. Government Income Fund currently intends to limit the practice of lending portfolio securities to no more than 5% of its net assets during the coming year.

     Mortgage-Related Securities. The Intermediate Bond, Short-Intermediate U.S.
     ---------------------------
Government Income, U.S. Government Income and Variable Rate Government Funds [NOT SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND] may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     The Funds may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     Adjustable Rate Mortgages and Collaterallized Mortgage Obligations. The Variable Rate Government Fund may invest in ARMS issued or guaranteed by GNMA, FNMA or FHLMC. The full and timely payment of principal and interest on GNMA ARMS is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMS are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMS have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMS guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     The interest rates on the mortgages underlying the ARMS and some of the CMOs in which the Fund may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, a published prime rate or commercial paper rates. Certain of these indices follow overall market interest rates more closely than others.

     Adjustable rate mortgages generally have a specified maturity date. Most provide for amortization of principal in a manner similar to fixed-rate mortgages, but have interest rates that change in response to changes in a specified interest rate index. The rate of interest due on such a mortgage is calculated by adding an agreed-upon "margin" to the specified index, although there generally are limitations or "caps" on interest rate movements in any given period or over the life of the mortgage. To the extent that the interest rates on adjustable rate mortgages cannot be adjusted in response to interest rate changes because of interest rate caps, the ARMS or CMOs backed by such mortgages are likely to respond to changes in market rates more like fixed rate securities. In other words, interest rate increases in excess of such caps can be expected to cause CMOs or ARMS backed by mortgages that have such caps to decline in value to a greater extent than would be the case in the absence of such caps. Conversely, interest rate decreases below interest rate floors can be expected to cause the CMOs or ARMS backed by mortgages that have such floors to increase in value to a greater extent than would be the case in the absence of such floors.

     These adjustable rate features should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates. Since the interest rates on mortgages typically are reset at most annually and generally are subject to caps, it can be expected that the prices of ARMS and CMOs backed by such mortgages will fluctuate to the extent prevailing market interest rates are not reflected in the interest rates payable on the underlying adjustable rate mortgages. In this regard, the net asset value of the Fund's shares could fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some principal loss or less gain than might otherwise be achieved if they redeem their shares of the Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

     The holder of ARMS and certain CMOs receives not only monthly scheduled payments of principal and interest, but also may receive unscheduled principal payments representing prepayments on the underlying mortgages. Changes in market interest rates and interest rate indexes can affect these prepayment rates, thereby shortening or lengthening their duration, the holder therefore, may have to reinvest the periodic payments and any unscheduled prepayments of principal it receives at a rate of interest which is lower than the rate on the ARMS and CMOs held by it.

     CMOs backed by fixed rate mortgages share many of the rate, duration and investment risks described above because of their contractual and investment features and because of factors such as the prepayment rates on the underlying fixed rate mortgages.

     Additional Investments -- Short-Intermediate U.S. Government Income Fund. The mortgages underlying ARMS guaranteed by GNMA are fully insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR").

     The interest rates on the mortgages underlying the ARMS and the CMOs in which the Short-Intermediate U.S. Government Income Fund may invest generally are readjusted at intervals of one year or less in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity U.S. Treasury note rates, the three-month U.S. Treasury bill rate, the 180-day U.S. Treasury bill rate, rates on longer-term U.S. Treasury securities, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, a published prime rate, or commercial paper rates. Certain of these indices follow overall market interest rates more closely than others.

     Adjustable-rate mortgages, an increasingly common form of residential financing, generally are originated by banks and thrift institutions and have a specified maturity date. Most provide for amortization of principal in a manner similar to fixed-rate mortgages but have interest payment amounts that change in response to changes in a specified interest rate index. The rate of interest due on such a mortgage is calculated by adding an agreed-upon "margin" to the specified index, although there generally are limitations or "caps" on interest rate movements in any given period or over the life of the mortgage. To the extent that the interest rates on adjustable rate mortgages underlying the ARMS or the CMOs in which the Short-Intermediate U.S. Government Income Fund may invest cannot be adjusted in response to interest rate changes because of such caps, the ARMS or CMOs are likely to respond to changes in market rates more like fixed-rate securities. In other words, interest rate increases in excess of such caps can be expected to cause the ARMS or CMOs backed by mortgages that have such caps to decline in value to a greater extent than would be the case in the absence of such caps. Conversely, interest rate decreases below such floors can be expected to cause the ARMS or CMOs backed by mortgages that have such floors to increase in value to a greater extent than would be the case in the absence of such floors.

     Since the interest rates on many mortgages underlying ARMS and CMOs are reset on an annual basis and generally are subject to caps, it can be expected that the prices of such ARMS and CMOs will fluctuate to the extent prevailing market interest rates are not reflected in the interest rates payable on the underlying adjustable rate mortgages or the CMO. In this regard, the NAV of the Short-Intermediate U.S. Government Income Fund's shares could fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some principal loss or less gain than might otherwise be achieved if they redeem their Fund shares before the interest rates on the mortgages underlying the Fund's portfolio securities are adjusted to reflect prevailing market interest rate.

     The holder of ARMS and certain CMOs receives not only monthly scheduled payments of principal and interest but also may receive unscheduled principal payments representing prepayments on the underlying mortgages. An investor, therefore, may have to reinvest the periodic payments and any unscheduled prepayments of principal it receives at a rate of interest which is lower than the rate on the ARMS and CMOs held by it.

     The Short-Intermediate U.S. Government Income Fund also may invest cash balances temporarily in U.S. Treasury bills, which are short-term U.S. Government obligations with maturities which do not exceed one year.

     Mortgage Participation Certificates. [U.S. GOVERNMENT INCOME] FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments.

     These mortgage-backed securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. The GNMA securities in which the Fund will invest are of the "modified" type, which entitles the holder of such certificates to receive its share of all interest and principal payments owed on the underlying pool of mortgage loans, regardless of whether or not the mortgagors actually make the payments.

     The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. As a result, if the Fund purchases such securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchased such securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. In choosing specific issues, Wells Fargo Bank, as investment adviser, will have made assumptions about the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated.

     Additional Investments -- U.S. Government Income Fund. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments.

     These mortgage-backed securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. The GNMA securities in which the Ginnie Mae Fund will invest are of the "modified" type, which entitles the holder of such certificates to receive its share of all interest and principal payments owed on the underlying pool of mortgage loans, regardless of whether or not the mortgagors actually make the payments.

     The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Ginnie Mae Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. As a result, if the Fund purchases such securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchased such securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. In choosing specific issues, Wells Fargo Bank, as investment adviser, will have made assumptions about the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated.

     Municipal Obligations. Municipal obligations in which the Intermediate Bond Fund may invest subject to the investment policies disclosed in its Prospectus include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

     The two principal classifications of municipal obligations that may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. The Fund's portfolio may also include "moral obligation" securities, which are issued normally by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

     There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities.

Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Private activity bonds include industrial development bonds, which are a specific type of revenue bond backed by the credit and security of a private user. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations if the interest received thereon is exempt from federal income tax but nevertheless subject to the federal alternative minimum tax. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

     As stated in the Prospectuses, the adviser, under the supervision of the Board, makes determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     As stated in the Prospectus, the Intermediate Bond Fund may, when deemed appropriate by the adviser in light of the Fund's investment objective, invest in obligations issued by state and local governmental issuers. Dividends paid by the Intermediate Bond Fund that are derived from interest of municipal obligations would be taxable to the Fund's shareholders for federal income tax purposes.

    The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in
                        - -
response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of
            - -
outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

     High-Risk Mortgage Securities. The Variable Rate Government Fund will not invest in Collateralized Mortgage Obligations ("CMOs") that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities (the "FFIEC Policy Statement"). Under the FFIEC Policy Statement, a CMO qualifies as a "high-risk mortgage security" if it meets an Average Life Test, an Average Life Sensitivity Test, or a Price Sensitivity Test. A CMO meets the Average Life Test if it has an expected weighted average life greater than 10 years. A CMO meets the Average Life Sensitivity Test if the expected weighted average life of the CMO either (i) extends by more than 4 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or (ii) shortens by more than 6 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points. A CMO meets the Price Sensitivity Test if an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points would result in an estimated change in the price of the CMO of more than 17 percent. Under the FFIEC Policy Statement, a CMO floating-rate debt class, i.e., a CMO the rate of which adjusts at least annually on a one-for-one basis with a conventional, widely used market interest rate index (such as the London Interbank Offered
Rate), will not be subject to the Average Life and Average Life Sensitivity Tests if it bears a rate that is below the contractual cap on the instrument.

     Options Trading. The Intermediate Bond Fund may buy put and call options
     ---------------
and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Intermediate Bond Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets.

Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     The Fund may also write covered call and secured put options from time to time as the adviser deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by the Intermediate Bond Fund will not exceed 25% of the value of its net assets. The use of covered call options and securities put options will not be a primary investment technique of the Intermediate Bond Fund, and they are expected to be used infrequently. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     The Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

     There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     Pass-Through Obligations.  The Short-Intermediate U.S. Government Income an
     -------------------------
U.S. Government Income Funds may invest in pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Fund. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

     Stripped Obligations.  The U.S. Government Income, Intermediate Bond and
     --------------------
Short-Intermediate U.S. Government Income Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly, SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     Temporary Investments.  The Funds [NOT VARIABLE RATE] may hold a certain
     ---------------------
portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities.

     Repurchase Agreements. Each Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Funds' custodian has custody of, and holds in a segregated account, securities acquired as collateral by each Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by a Fund. A Fund may enter into repurchase agreements only with respect to securities of the type in which the Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

     Borrowing and Reverse Repurchase Agreements. The Intermediate Bond Fund intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of its net assets. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Investment Company Securities. The Intermediate Bond, Short-Intermediate U.S. Government Income and U.S. Government Income Funds [NOT VARIABLE OR SHORT-TERM GOV-CORP] may invest in securities issued by other open-end management investment companies which principally invest in securities of the type in which such Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

     Nationally Recognized Statistical Ratings Organizations. The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Intermediate Bond Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Fund depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

     Unrated Investments.  The U.S. Government Income and Short-Term Government-
     -------------------
Corporate Income Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations.  The Funds may invest in obligations issued or
     ----------------------------
guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S.

Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Letters of Credit.  Certain of the debt obligations (including certificates
     -----------------
of participation, commercial paper and other short-term obligations) which the U.S. Government Income Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

     When-Issued Securities. The Variable Rate Government, Short-Intermediate
     ----------------------
U.S. Government Income and U.S. Government Income Funds may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. However, the Funds, do not intend to invest more than 5% of their net assets in when-issued securities during the coming year. The Funds, only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

     The Funds will establish a segregated account in which it will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to such Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


                      INVESTMENT BY FEDERAL CREDIT UNIONS
                     IN THE VARIABLE RATE GOVERNMENT FUND

     The Variable Rate Government Fund will invest only in investments that are permissible for federal credit unions under the regulations of the National Credit Union Administration ("NCUA"). Federal credit unions may invest in CMOs that do constitute "high-risk mortgage securities" for purposes of the FFIEC Policy Statement. The Fund will enter into repurchase transactions and cash forward agreements (i.e., "when-issued" securities) only to the extent permissible for federal credit unions. Specifically, the Fund will enter into repurchase transactions only where the purchase price of the security obtained in the transaction will be at or below the market price and either: (1) the repurchase transaction will be with another financial institution or (2) the Fund will take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party under a written bailment for hire contract, or be recorded as the owner of the security through the Federal Reserve Book-Entry System. In addition, the Fund will enter into a cash forward agreement to purchase a security only where:
(1) the period from the trade date to the settlement date does not exceed 120 days; (2) the Fund has written cash flow projections evidencing its ability to purchase the security; and (3) the cash forward agreement is settled on a cash basis at the settlement date.

                                 RISK FACTORS

     Investments in the Funds are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that the Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in the Fund.

     The market value of investments in fixed-income securities changes in response to various factors, such as changes in market interest rates and the financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

     The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Fund's portfolio securities and, hence, the value of your investment in the Fund.

     Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value are based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

     The Funds may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     The adviser may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.

     There is, of course, no assurance that each Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

     The [INTERMEDIATE BOND FUND] may invest up to 25% of its assets in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. The Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMS are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. The Funds are subject to interest-rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest rates. However, the adjustable-rate feature of the mortgages underlying the ARMS and the CMOs in which the Income Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

     The full and timely payment of principal and interest on GNMA ARMS is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMS are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMS have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that either Fund, which are diversified funds, will meet its investment objective.

     Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government- sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.

     S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest-rate risk (i.e., the risk that market interest rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

     U.S. Government obligations have been selected by Wells Fargo Bank as the [INCOME FUND'S] principal investments because of their relatively low purchase and sale transaction costs and because of the low default risk associated with them (i.e., they are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities).

                                   MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Fund and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                                     Principal Occupations
Name, Age and Address                    Position                    During Past 5 Years
---------------------                    ---------                   ---------------------
Jack S. Euphrat, 75                      Director                    Private Investor.
415 Walsh Road
Atherton, CA 94027.


*R. Greg Feltus, 46                      Director,                   Executive Vice President of Stephens;
                                         Chairman and                Manager of Financial Services Group;
                                         President                   President of Stephens Insurance Services Inc.;
                                                                     Senior Vice President of Stephens Sports
                                                                     Management Inc.; and President of Investor
                                                                     Brokerage Insurance Inc.

Thomas S. Goho, 55                       Director                    Associate Professor of Finance of the School
321 Beechcliff Court                                                 of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                             University since 1982.


Joseph N. Hankin, 57                     Director                    President of Westchester Community College
75 Grasslands Road                                                   since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                                 University Teachers College since 1976.
(appointed as of September 6, 1996)


*W. Rodney Hughes, 71                    Director                    Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                      Director                    Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53                     Director                    Private Investor; Chairman of Home Account
4 Beaufain Street                                                    Network, Inc. Real Estate Developer;
Charleston, SC 29401                                                 Chairman of Renaissance Properties Ltd.;
                                                                     President of  Morse Investment Corporation;
                                                                     and Co-Managing Partner of Main Street
                                                                     Ventures.


Richard H. Blank, Jr., 41                Chief Operating             Associate of Financial Services Group of
                                         Officer, Secretary and      Stephens; Director of Stephens Sports
                                         Treasurer                   Management Inc.; and Director of Capo Inc.

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                           Total Compensation
                               Aggregate Compensation        from Registrant
    Name and Position             from Registrant            and Fund Complex
    -----------------             ---------------            ----------------
     Jack S. Euphrat                   $11,250                   $33,750
        Director

     R. Greg Feltus                      $-0-                      $-0-
        Director

     Thomas S. Goho                    $11,250                   $33,750
        Director

    Joseph N. Hankin                     $-0-                      $-0-
        Director
(appointed as of 9/6/96)

    W. Rodney Hughes                   $ 9,250                   $27,750
        Director

     Robert M. Joses                   $11,250                   $33,750
        Director

     J. Tucker Morse                   $ 9,250                   $27,750
        Director

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 15, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISER.  Wells Fargo Bank provides investment advisory services
     ------------------
to each Fund. As investment adviser, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of the Funds. Wells Fargo Bank provides to the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Fund.

     As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of the average daily value of each Fund's net assets:

                                               Annual Rate
           Fund                       (as percentage of net assets)
           ----                       -----------------------------
Intermediate Bond                                 0.50%
Short-Intermediate U.S. Government                0.50%
Short-Term Government-Corporate                   0.50%


U.S. Government Income                      0.50% up to $250 Mil.;
                                            0.40% next $250 Mil.;
                                             0.30 over $500 Mil.;
Variable Rate/1/                                    0.50%

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                               Six-Month
                                              Period Ended
                                                3/31/97
                                              ------------
      Fund                            Fees Paid          Fees Waived
      ----                            ---------          -----------
Intermediate Bond                     $                  $
Short-Intermediate U.S. Government    $                  $
Short-Term Govt-Corp.                 $                  $
U.S. Government Income                $                  $
Variable Rate Government              $                  $

     Prior to the Consolidation, the Short-Term Government-Corporate predecessor portfolio invested all of its assets into a corresponding Master Portfolio of MIT and did not retain an investment adviser. Wells Fargo Bank served as investment adviser to the Master Portfolios in which the predecessor portfolio invested and was entitled to receive a monthly fee at the annual rate of 0.50% of the Master Portfolio's average daily net assets. Prior to the Consolidation, Wells Fargo Bank served as investment adviser to the Variable Rate Government predecessor portfolio and was entitled to receive a monthly fee at the annual rate of 0.50% of the predecessor portfolio's average daily net assets.

---------------------
/1/ Wells Fargo Bank and Stephens have agreed to waive ten basis points (0.10%) of their fees in connection with the settlement of certain litigation involving the Variable Rate Government Fund.

    For the periods indicated below, the Short-Intermediate U.S. Government Income, Short-Term Government Corporate Income, U.S. Government Income and Variable Rate Government Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts.

                                                                               Nine-Month
                           Year Ended                 Year Ended              Period Ended               Year Ended
                            12/31/94                   12/31/95                 9/30/96                   12/31/96
                           ----------                 ----------              ------------               ----------
                        Fees        Fees           Fees        Fees         Fees         Fees         Fees         Fees
    Fund                Paid       Waived          Paid       Waived        Paid        Waived        Paid        Waived
    ----                ----       ------          ----       ------        ----        ------        ----        ------
Short-Int. U.S.         $ 0      $   58,270       $56,387    $60,241      $213,467       $0           N/A          N/A
   Gov. Income
U.S. Govt.           $1,185,036     $ 0          $840,112      -0-        $679,123      $-0-          N/A          N/A
   Income
Short-Term              $ 0        $131             $0       $11,944        N/A         N/A           $0         $55,285
   Govt.-Corp.*
Variable Rate        $6,929,600  $1,622,859      $3,561,101  $554,480       N/A         N/A       $2,696,450       $0

_______________________________
* The Short-Term Government-Corporate Income Fund and Master Portfolio commenced operations on September 19, 1994. The amounts shown were paid by the Master Portfolio on behalf of the Fund.

     Prior to the Reorganization on September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the predecessor portfolios of Pacifica. As of the date of the Reorganization, Wells Fargo Bank became the adviser to the Intermediate Bond Fund. For the fiscal year ended September 30, 1996 the Fund paid $227,965 in advisory fees of which $39,513 were waived. These amounts include advisory fees paid by the predecessor portfolio to FICM/WFIM prior to September 6, 1996.

     Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. served as adviser to the predecessor of the Intermediate Bond Fund. For the periods ended September 30, 1995, May 31, 1995 and May 31, 1994, the prior advisers for the Fund were entitled to receive advisory fees from the Fund at the same annual rates as those that were in effect for WFIM. For these periods, the prior advisers were entitled to receive the following amounts in advisory fees and did not waive or reimburse any advisory fees or expenses.

                            Investment Advisory Fees
                            ------------------------


                  Period Ended   Period Ended    Period Ended
                     6/30/95*       5/31/95         5/31/94
                  ------------   ------------    ------------

                     $94,698       $275,948        $318,000

_________________
*  The Fund changed its fiscal year from May 31 to September 30.

     GENERAL. Each Funds' Advisory Contracts will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-administrator on behalf of the Funds. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The administrator and co-administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the Fund's average daily net assets.

     For the period indicated below the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for Administration and Co-Administration Fees.

                                                 Six-Month
                                               Period Ended
                                                  3/31/97
                                               ------------

             Fund                         Wells Fargo    Stephens
             ----                         -----------    --------
     Intermediate Bond                      $             $
     Short-Intermediate U.S. Government     $             $

     Short-Term Government-Corporate        $             $

     U.S. Government Income                 $             $
     Variable Rate                          $             $

     Short-Term Government-Corporate Income and Variable Rate Government Funds.
     -------------------------------------------------------------------------
Prior to the Consolidation, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Short-Term Government-Corporate Income and Variable Rate Government predecessor portfolios under substantially similar terms. Prior to February 1, 1997, Stephens served as sole administrator to the Variable Rate Government and Short Term Government-Corporate Income predecessor portfolios and provided the predecessor portfolios with essentially the same services described above. Stephens was entitled to receive a monthly fee from the predecessor portfolios at the annual rate of 0.15% of the predecessor portfolio's average daily net assets up to $200 million and 0.10% in excess of $200 million.

     For the periods indicated below, Stephens received administration fees from the Variable Rate Government and Short-Term Government Corporate predecessor portfolios as follows:

                                   Period Ended   Period Ended   Period Ended
Predecessor Portfolio                12/31/94       12/31/95       12/31/96
---------------------              ------------   ------------   ------------
Variable Rate                       $1,810,492      $923,116       $400,616
Short-Term Government-Corporate     $       39      $  3,560       $ 10,073

     Intermediate Bond Fund.  Prior to September 6, 1996, the administrator
     ----------------------
(Furman Selz LLC) of the Pacifica Intermediate Bond predecessor portfolio provided management and administrative services necessary for the operation of such Fund, pursuant to an Administrative Services Contract. For these services, the former administrator was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor of such Fund at the annual rate of 0.10% of each such Fund's average daily net assets.

     The Fund paid the net amount paid (after waivers) of $55,482, for administrative services to Stephens as sole administrator to the Funds for the period begun September 6, 1996 and ended September 30, 1996, during which Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the Intermediate Bond Fund's average daily net assets. The amount also reflects the net administration fees paid to the respective former administrators of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.

     Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the administrator for the Intermediate Bond Fund. For its administration services, ALPS was entitled to receive the following amounts for the fiscal periods ended September 30, 1995, May 31, 1995 and May 31, 1994. ALPs did not waive any administration fees during this period.

                      Period Ended   Year Ended   Year Ended
       Fund             9/30/95*      5/31/95      5/31/94
       ----           ------------   ----------   ----------
Intermediate Bond        $9,470       $27,595      $31,800

*  The Fund changed its fiscal year from May 31 to September 30.

     U.S. Government Income and Short-Intermediate U.S. Government Income
     --------------------------------------------------------------------
Funds. For the periods ended December 31, 1994 and 1995, and the period ended
-----
September 30, 1996, the U.S. Government Income Fund and Short-Intermediate U.S. Government-Income Fund paid the following dollar amounts of administrative fees to Stephens. Stephens, as sole administrator during these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the U.S. Government Income Fund's average daily net assets and an annual rate of 0.03% of the Short-Intermediate U.S. Government Fund's:


          Fund            12/31/94   12/31/95   9/30/96
          ----            --------   --------   -------
U.S. Government Income    $71,842    $50,407    $40,747
Short-Intermediate        $ 3,522    $ 6,998    $12,808

     SPONSOR AND DISTRIBUTOR. Stephens serves as the Funds' sponsor and distributor.

     DISTRIBUTION PLANS. Stephens (the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as sponsor, co-administrator and Distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for each class of its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

     Under the following Plans and pursuant to the related Distribution Agreement, the Funds pay Stephens the following as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class or Fund.

             Fund                 Fee
             ----                 ---
Intermediate Bond
   Class A                       0.05%
   Class B                       0.75%

Short-Term Govt.-Corp. Income    0.25%

U.S. Govt. Income
   Class B                       0.70%
   Class C                       0.50%

Variable Rate Govt.
   Class A                       0.25%
   Class C                       0.50%

     The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     The Plans for the Class A shares of the Short-Intermediate U.S. Government Income and U.S. Government Income Funds permit each Fund to pay up to 0.05% of the average daily net assets attributable to the Class A shares of such Fund to defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering those prospectuses and promotional materials to prospective shareholders.

     For the six-month period ended March 31, 1997, the Intermediate Bond, Short-Intermediate U.S. Government Income, and U.S. Government Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each such Fund's Plan.

                                     Printing &
                                      Mailing       Marketing   Compensation to
           Fund            Total     Prospectus     Brochures    Underwriters
           ----            -----     ----------     ---------    ------------
Intermediate Bond
  Class A
  Class B
Short-Intermediate U.S.
 Govt.
   Income
  Class A
U.S. Govt. Income
  Class A
  Class B

    Intermediate Bond Fund.  With regard to the Intermediate Bond Fund, for the
    ----------------------
year ended September 30, 1996, the distributor received no 12b-1 fees for expense reimbursement under the Fund's Plan for Class A shares.

     For the period begun September 6 and ended September 30, 1996, the distributor received no compensation from the Intermediate Bond Fund Class B shares.

     Prior to September 6, 1996, PFD, a subsidiary of Furman Selz, served as principal underwriter for the shares of the Intermediate Bond predecessor portfolio pursuant to a Distribution Contract as of October 1, 1995. The figures in the table above reflect amounts paid to PFD through September 5, 1996 and amounts paid to Stephens from September 6 to September 30, 1996. Prior to October 1, 1995, ALPS served as the distributor to the predecessor portfolio of the Intermediate Bond Fund. ALPS was not entitled to any compensation for its services as distributor for these portfolios. Under a distribution plan adopted for the Intermediate Bond predecessor portfolios' Investor shares, PFD was entitled to be paid directly or reimbursed monthly in amounts described in the Prospectuses for costs and expenses of marketing the Investor shares of the predecessor portfolio of the Intermediate Bond Fund.

     Short-Intermediate U.S. Government Income Fund.  For the nine-month period
     ----------------------------------------------
ended September 30, 1996 indicated below, the Short-Intermediate U.S. Government Income Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Fund's Plan for Class A shares.

                                        Printing &                 Compensation
                                         Mailing       Marketing       to
                              Total     Prospectus     Brochures   Underwriters
                              -----     ----------     ---------   ------------
                             $  -0-      $  -0-           $-0-       N/A


     For the period ended September 30, 1996, WFSI and its registered representatives received no compensation under the Short-Intermediate U.S. Government Income Fund's Plans.

     U.S. Government Income Fund.
     ---------------------------

     For the period ended September 30, 1996, the U.S. Government Income Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Plan.


                            Printing &
                              Mailing    Marketing     Compensation
              Total         Prospectus   Brochures     to Underwriters
              ------        ----------   ---------     ---------------


  Class A     $29,455         $ 3,510     $25,945              N/A
  Class B     $98,885             N/A         N/A          $98,885


     For the period ended September 30, 1996, WFSI and its registered representatives received no compensation under the U.S. Government Income Plan.

     Short-Term Government-Corporate Income Fund.   Prior to the Consolidation,
     -------------------------------------------
the predecessor portfolio to the Short-Term Government Corporate Income Fund had adopted a Rule 12b-1 Distribution Plan on behalf of its shares. The Plan provided for the payment of up to 0.25% of the Fund's average daily net assets to the Distributor as compensation for distribution related services or as reimbursement for distribution-related expenses. For the year ended December 31, 1996, the predecessor portfolios' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each predecessor portfolio's Plan.

                                       Printing &
                                        Mailing    Marketing   Compensation
Predecessor Portfolio          Total   Prospectus  Brochures  to Underwriters
---------------------          -----   ----------  ---------  ---------------

Short-Term Gov-Corp Income    $27,719     N/A         N/A             $27,719

     For the year ended December 31, 1996, WFSI and its registered representatives did not receive any compensation under either predecessor portfolio's Plans.

     Variable Rate Government Fund.  Prior to the Consolidation, the predecessor
     -----------------------------
portfolio to the Variable Rate Government Fund adopted Rule 12b-1 Distribution Plans on behalf of its Class A and Class D shares. For the year ended December 31, 1996, the predecessor portfolio's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the predecessor portfolio's Plan.

                                 Printing &
                                 Mailing         Marketing    Compensation to
                   Total         Prospectuses    Brochures     Underwriters
                   ------------  ------------    ---------     ------------
Class A            $1,330,313    N/A             N/A           $1,330,313
Class D            $   35,887    N/A             N/A           $   35,887


     For the year ended December 31, 1996, WFSI and its registered representatives did not receive any compensation under the predecessor portfolio's Plans.

     General.  Each Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the Directors and the Qualified Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Qualified Directors.

     The Plans require that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     CLASS A SHAREHOLDER ADMINISTRATIVE SERVICING PLAN. The Short-Term Government Corporate Income and Variable Rate Government Funds have each adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of their Class A shares. Pursuant to the Administrative Servicing Plan, these Funds may enter into Administrative Servicing Agreements with administrative servicing agents (broker/dealers, banks and other financial institutions, which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners, of the Fund's Class A shares. Administrative servicing agents agree to perform shareholder administrative and liaison services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders from its customers, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Class A Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.

     The Administrative Servicing Plans will continue in effect from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the Plans also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the appropriate class of the Fund. The Administrative Servicing Plan and Servicing Plan may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the appropriate class of the Fund, and no material amendment to the Plans may be made except by a majority of the Directors. The Administrative Servicing Plans require that the Company's Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under each of the Plans.

     SHAREHOLDER SERVICING AGENTS. The Intermediate Bond (Class A and B), U.S. Government Income (Class B and C) and Variable Rate Government Fund (Class A and
C) approved Servicing Plans and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. The Short-Intermediate Government Income Fund and U.S. Government Income (Class A) Fund have entered into shareholder servicing agreements, but have not approved Servicing Plans. The fact that these two Funds do not have Plans does not effect the operation of their servicing agreements. The Short-Term Government Corporate Income Fund has adopted an Administrative Servicing Plan and a related Administrative Servicing Agreement. The services provided under this arrangement are similar to the services provided to the other Funds under their Shareholder Servicing arrangements. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amount payable under the Shareholders Servicing Plans and Agreements is shown below. The Servicing Plans and related shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under Article III, Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (NASD).

             Fund                Fee
             ----                ---
Intermediate Bond
   Class A                      0.25%
   Class B                      0.25%
Short-Int. U.S. Govt. Income    0.30%
U.S. Govt. Income
   Class A                      0.30%
   Class B                      0.30%
   Class C                      0.25%
Variable Rate Govt.
   Class C                      0.25%


     For the period indicated below, the dollar amounts of shareholder servicing fees paid by the Funds to Wells Fargo Bank of its affiliates were as follows:



                                 Six Months
             Fund               Ended 3/31/97
             ----               -------------
Intermediate Bond
   Class A                         $_____
   Class B                         $_____
Short-Int. U.S. Govt. Income       $_____
U.S. Govt. Income
   Class A                         $_____
   Class B                         $_____
   Class C                         $_____
Variable Rate Govt.                $_____
   Class C


     For the period begun October 1, 1995 and ended September 5, 1996, and under similar service agreements, payments were made to First Intestate Bancorp for the Intermediate Bond Fund. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. The Class A shares of the Fund paid $379 in shareholder servicing fees, after waivers and reimbursements, for the year ended September 30,

1996. The Class B shares of the Fund did not pay any shareholder servicing fees for the same period.

     The Short-Intermediate U.S. Government Income Fund paid $15,851 (after waivers) in shareholder servicing fees to Wells Fargo Bank for the period ended September 30, 1996.

     The U.S. Government Income Fund paid to Wells Fargo Bank or its affiliates shareholder servicing fees of $255,060 for the period ended September 30, 1996.

     The predecessor portfolio to the Variable Rate Government Fund was party to a similar servicing agreement with Wells Fargo Bank as the Variable Rate Government Fund, and paid $17,944 to Wells Fargo Bank as shareholder servicing fees for the year ended December 31, 1996.

     CUSTODIAN. Wells Fargo Bank acts as Custodian for the Funds. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in custody fees:

     Prior to the Consolidation, Wells Fargo Bank served as Custodian to the Variable Rate Government and Short-Term Government Corporate Income predecessor portfolios. For the year ended December 31, 1996, the predecessor portfolios did not pay any custody fees. For the year ended December 31, 1995 and the period ended September 30, 1996, the Short-Intermediate U.S. Government Income and the U.S. Government Income Funds paid no custody fees to Wells Fargo Bank.

     FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as custodian of the predecessor portfolio to the Intermediate Bond Fund. FICAL was entitled to receive a fee computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Fund; 0.0175% of the next $5 billion in aggregate average daily net assets of the Fund; and 0.015% of the aggregate average daily net assets of the Fund in excess of $10 billion. The predecessor portfolio to the Intermediate Bond Fund did not pay any custody fees to FICAL for the period begun October 1, 1995 and ended September 5, 1996 and did not pay any custody fees to Wells Fargo Bank for the period begun September 6, 1996 and ended September 30, 1996.

     TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as Transfer and Dividend Disbursing Agent for the Funds. For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of each class of shares.

     For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in transfer agency fees:

     Under a prior transfer agency agreement with the Variable Rate Government and Short-Term Corporate-Government Income predecessor portfolio, Wells Fargo Bank received a base fee and per-account fees from the Fund paid without regard to class. For the year ended December 31, 1996, the Variable Rate Government predecessor portfolio paid Wells Fargo Bank $63,299 in transfer and dividend disbursing agency fees and the Short-Term Government Corporate Income predecessor portfolio did not pay any transfer and dividend disbursing agency fees.

     Under the prior transfer agency agreement for the Intermediate Bond Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each Class Fund, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as transfer agent for the Intermediate Bond predecessor portfolio. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

     For the year ended December 1996, the predecessor Fund for the Variable Rate Fund paid Wells Fargo Bank $63,299 in transfer and dividend disbursing agency fees. For the same period the Short-Term Government-Corporate Fund did not pay any transfer and dividend disbursing agency fees to Wells Fargo Bank.

     Under the prior transfer agency agreement with the Short-Intermediate U.S. Government Income Fund (Class A shares) and U.S. Government Income Fund (Class A and B shares), Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees. For the period begun nine-month period ended September 30, 1996, the Fund did not pay Wells Fargo Bank any transfer and dividend disbursing agency fees.

     UNDERWRITING COMMISSIONS. For the years ended December 31, 1994, the distributor retained $5,415,227, in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company shares. For the years ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274, in underwriting commissions in connection with the purchase or redemption of Company shares.

     For the year ended December 31, 1995, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,311 and Stephens retained $162,660 of such commissions. WFSI and its registered representatives received $399,809 of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives received $2,583,027 and $136,047, respectively, of such commissions.

     For the period begun October 1, 1995 and ended September 5, 1996 with respect to the Intermediate Bond predecessor fund, the aggregate amount of underwriting commissions on sales/redemptions of Pacifica's shares was $150,771. Pacifica Funds Distributor Inc. ("PFD"), retained $18,139 and its registered representatives retained $132,632 of such commissions.

     For the six months ended March 31, 1997, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was [$_________] and Stephens retained [$________] of such commissions. WFSI and its registered representatives received [$__________] and [$________], respectively, of such commissions.

                           PERFORMANCE CALCULATIONS


     TOTAL RETURN. As indicated in the Prospectus, the Funds may advertise certain total return information for each class of shares computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Fund or a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may at times, calculate total return for the Fund or a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     In addition to the above performance information, the Fund may advertise cumulative total return for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     The performance information presented below and advertised by the Variable Rate Government Fund for periods prior to December 15, 1997, the date of the Consolidation, is based upon the prior performance of the Variable Rate Government predecessor portfolio. The Class A and Class C shares of the Fund track the performance of the predecessor portfolio's Class A and Class D shares, respectively. The performance information presented below and advertised by the Short-Term Government Corporate Income Fund for periods prior to the effective date of the Consolidation, is based upon the prior performance of the predecessor portfolios.

                     Predecessor Portfolio - Average Annual Total Return for the Year Ended December 31, 1996
                     ----------------------------------------------------------------------------------------
                        Inception(1)   Inception    Five Year   Five Year    One Year    One Year
                         With Sales     No Sales   With Sales    No Sales   With Sales   No Sales
                          Charge(2)      Charge      Charge       Charge      Charge      Charge
                        -------------  ----------  -----------  ----------  -----------  ---------
Variable Rate
     Class A                  4.08%         4.59%        2.78%       3.40%        1.27%      4.41%
     Class D                   N/A          2.22%         N/A         N/A         2.97%      3.95%
Short-Term Gov.-Corp          4.36%         5.72%                                 1.59%      4.83%
Gov-Corp

___________________

(1) The Predecessor Portfolio's Class A shares commenced operations on November 1, 1990 and the Class D shares commenced operations on July 1, 1993. The predecessor portfolio to the Short-Term Government-Corporate Income Fund commenced operations on September 19, 1994 and June 3, 1994, respectively.
(2) The term "Sales Charge" for the Variable Rate Fund Class A shares reflects a front-end sales charge of 3.00%, and for Class D shares reflects the maximum applicable contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed in the first year. The term "Sales Charge" for the Short-Term Government-Corporate Fund reflects a front-end sales load of 3.00%.

     The total return information presented below and advertised by the Intermediate Bond Fund for the period prior to September 6, 1996, the date the Fund commenced operations, is based upon the prior performance of the predecessor Fund. The performance information is adjusted to reflect each class's current level of operating expenses.

     As described in the Prospectus for the U.S. Government Income Fund, the IRA Funds of the Trust were reorganized into the corresponding Funds of the Company on January 2, 1992. Therefore, the performance information for the Fund is based on that of the IRA Funds for the periods prior to January 2, 1992, and reference should be made to the footnotes to the condensed financial information in the "Financial Highlights" section of each Prospectus regarding differences in investment objectives, policies and/or restrictions between certain of the Funds and the IRA Funds, which may affect the relevance of the performance information provided below.

Average Annual Total Return - For The Applicable Period Ended
September 30, 1997/1/
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                             Inception/2/  Inception/2/   Five Year   Five Year   Three Year  Three Year   One Year    One Year
                                 With           No          With         No          With         No         With         No
  Fund                          Sales         Sales         Sales       Sales       Sales        Sales       Sales       Sales
                               Charge        Charge        Charge      Charge      Charge       Charge      Charge      Charge
----------------------------------------------------------------------------------------------------------------------------------
Intermediate
Bond/3/
  Class A
  Class B
  Class C
----------------------------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S.
Government Income
Class A
----------------------------------------------------------------------------------------------------------------------------------
U.S.
Government Income
  Class A
  Class B
  Class C
----------------------------------------------------------------------------------------------------------------------------------

/1/ For the Class A shares of the Intermediate Bond Fund, the term "Sales Charge" means a front-end sales load of 4.50%. For Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's Prospectus. For the Short-Intermediate U.S. Government Income Fund for all periods ended September 3, 1996, the term "Sales Charge" for Class A shares means a front-end sales load of 3.00%. For all periods ended September 30, 1996, the term "Sales Charge" for the Short-Intermediate U.S. Government Income Fund Class A Shares means a front-end sales load of 4.50%. For Class B Shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's prospectus.

/2/ The Intermediate Bond Fund or its predecessor commenced operations on June 1, 1988. The Short-Intermediate U.S. Government Income Fund commenced operations on October 27, 1993. The U.S. Government Income Fund commenced operations on: Class A - January 3, 1991, Class B - January 2, 1995.

/3/ Historical performance for each class of the Intermediate Bond Fund has been calculated using returns produced by their predecessor funds of Westcore and Pacifica for the applicable periods. Class A performance reflects Pacifica Fund Class A and Westcore Fund performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the Class B shares' inception date of September 6, 1996.

     CUMULATIVE TOTAL RETURN. The Funds may advertise the cumulative total return on its shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

 Variable Rate Government - Cumulative Total Return for the Year Ended December
 ------------------------------------------------------------------------------
                                   31, 1996
                                   --------

           Inception(1)   Inception    Five Year   Five Year
            With Sales     No Sales   With Sales    No Sales
             Charge(2)      Charge      Charge       Charge
           -------------  ----------  -----------  ----------
Class A         27.95%        31.91%       14.70%      18.21%
Class D           N/A          7.98%         N/A         N/A

_________________

(1) The Predecessor Portfolio Class A shares commenced operations on November 1, 1990, and the Class D shares commenced operations on July 1, 1993.
(2) The term "Sales Charge" for Class A shares reflects a front-end sales charge of 3.00%, and for Class D shares reflects the maximum applicable CDSC of 1.00% if shares are redeemed in the first year.

 Cumulative Total Return - For The Applicable Period Ended September 30, 1997/1/
 -------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------
                                        Inception/2/  Inception/2/   Five Year     Five Year     Three Year    Three Year
                                            With           No           With          No            With           No
                                           Sales         Sales         Sales         Sales         Sales         Sales
   Fund                                    Change        Change        Change       Change         Change        Change
 ----------------------------------------------------------------------------------------------------------------------------
Intermediate
Bond/3/
     Class A
     Class B
     Class C
 ----------------------------------------------------------------------------------------------------------------------------
Short-
Intermediate
Government Income
     Class A
 ----------------------------------------------------------------------------------------------------------------------------
U.S. Government Income
     Class A
     Class B
     Class C
 ----------------------------------------------------------------------------------------------------------------------------

/1/ For the Class A shares of the Intermediate Bond Fund, the term "Sales Charge" means a front-end sales load of 4.50%. For all Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's Prospectus. For the Short-Intermediate Government Income Fund all periods ended September 30, 1996, the term "Sales Charge" for Class A Shares means a front-end sales load of 3.00%. For the U.S. Government Income Fund all periods ended September 30, 1996, the term "Sales Charge" for Class A Shares means a front-end sales load of 4.50%. For Class B Shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's prospectus.

/2/ The Fund or its predecessor commenced operations on June 1, 1988. The Short-Intermediate Government Income Fund commenced operations on October 27, 1993. The U.S. Government Income Fund commenced operations as follows:
     Class A - January 3, 1991, Class B - January 2, 1995.

/3/ Historical performance for each class of the Intermediate Bond Fund has been calculated using returns produced by their predecessor funds of Westcore and Pacifica for the applicable periods. Class A performance reflects Pacifica Fund Class A and Westcore Fund performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the Class B shares' inception date of September 6, 1996.

     YIELD CALCULATIONS: As indicated in the Prospectus, the Fund may advertise certain yield information for the Fund or a class of shares. As and to the extent required by the SEC, yield for each class of shares of the Funds will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share of each class earned during the period by the maximum offering price per share of each class on the last day of the period, according to the following formula: YIELD = 2[((a-b divided by cd)+ 1)/6/-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of each class outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share each class of shares on the last day of the period. The net investment income attributable to a class of shares includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share of each class rather than the public offering price, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that the yield data derived pursuant to the calculation described above also are presented.

                   Predecessor Portfolios-Yield Calculations
                   -----------------------------------------
               for the Applicable Period Ended December 31, 1996
               -------------------------------------------------

                                                                    Thirty-Day
                                 Thirty-Day Yield                Tax-Equivalent Yield(2)
                           With                Without           With             Without
                      Sales Charge(1)       Sales Charge      Sales Charge      Sales Charge
                      ---------------       -------------     ------------      ------------
Short-Term Govt.-
  Corporate Income          5.13%             5.29%               N/A              N/A
Variable Rate
          Class A           5.01%             5.17%
          Class D           N/A               N/A                 N/A              N/A

____________________

(1) The term "Sales Charge" for the Short-Term Government-Corporate Income Fund reflects a front-end sales load of 3.00%. The term "Sales Charge" for the Variable Rate Fund Class A shares reflects a front-end sales charge of 3.00%, and for Class D shares reflects the maximum applicable CDSC of 1.00% if shares are redeemed in the first year.

(2)  Assumes a maximum tax rate of 39.6%

            Yield For The Applicable Period Ended September 30, 1997/1/
            --------------------------------------------------------


                                                              Thirty-Day Tax-              Seven-Day               Seven-Day
                                   Thirty-Day Yield         Equivalent Yield/2/              Yield              Effective Yield
                                   ----------------         -------------------              -----              ---------------
                                    After   Before        After             Before
              Fund                 Waiver   Waiver        Waiver            Waiver       No Sales Charge       No Sales Charge
              ----                 -------  ------        -----             ------       ---------------       ---------------
Intermediate Bond
     Class A
     Class B
     Class C

Short-Intermediate U.S.
 Government Income
     Class A

U.S. Government Income
     Class A
     Class B
     Class C

__________________

/1/ "After Waiver" figures reflect any reimbursed expenses throughout the period. The yield of the Intermediate Bond predecessor portfolios' shares through September 5, 1996 is also reflected.

/2/ Based on a federal income tax rate of 28.00% for the Intermediate Bond and Short-Intermediate U.S. Government Income Fund.

     Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future. In connection with communicating its yields or total return to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund or to a particular class of the Fund.

     In addition, investors should recognize that changes in the net asset values of shares of each class of the Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     OTHER. The Company may disclose in sales literature, information and statements, the distribution rate of Fund shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

     The Company also may disclose in advertising and other types of literature, information and statements, the average credit quality of the Fund's portfolio or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

     From time to time and only to the extent the comparison is appropriate for each class of shares of the Fund, the Company may quote the performance or price-earning ratio of each class of shares of the Fund in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

     The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of each class of shares of the Fund will be calculated by relating net asset value per share of each class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all capital gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of each class of shares of the Fund with the performance of the Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

    The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of each class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of the Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of the Fund with respect to the particular industry or sector.

    The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

    From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

    The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the performance of each class of shares of the Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class' past performance with other rated investments.

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $19 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE


     Net asset value per share for each class of the Funds are determined on each day the Fund is open as of 1:00 p.m. (Pacific time). Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Fund's shares.

     Securities of the Fund for which market quotations are available are valued at latest prices. Securities of the Fund for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on
latest quoted bid prices.   Money market instruments maturing in 60 days or less
are valued at amortized cost.  Futures
contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

     In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS


     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available.

    Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

     Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMS and CMOs are traded on a net basis and do not involve brokerage commissions.
The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

     In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

     Wells Fargo Bank may cause the Funds to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Fund's investment program. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual Funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of Wells Fargo Bank's investment advice.

     BROKERAGE COMMISSIONS. For the six-month period end March 31, 1997, the Funds paid brokerage commissions as follows _______. For the year ended December 31, 1996, the Variable Government and Short-Term Government-Corporate Income predecessor portfolios and the Short-Term Government Corporate Income Master Portfolio did not pay any brokerage commissions.

     During the fiscal periods ended September 30, 1996, September 30, 1995, May 31, 1995 and May 31, 1994, the predecessor portfolio of the Intermediate Bond Fund did not pay any brokerage commissions, because all of their portfolio transactions occurred in the over-the-counter market.

     For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Short-Intermediate U.S. Government Income and U.S. Government Income and U.S. Government Income Funds did not pay any brokerage commissions.

     SECURITIES OF REGULAR BROKER/DEALERS. As of March 31, 1997, each Fund owned securities (pooled repurchase agreements) of its "regular brokers or dealers" as defined in the 1940 Act or their parents, as follows:

     PORTFOLIO TURNOVER. The portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

     Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate. The Short-Intermediate U.S. Government Income portfolio turnover rate is generally not expected to exceed 100%.

     The higher portfolio turnover rates for the U.S. Government Income Fund should not adversely affect it because portfolio transactions ordinarily are made directly with principals on a net basis and, consequently, the Fund usually does not incur brokerage expenses.

     For the year ended December 31, 1996, the portfolio turnover rates were 247% for the predecessor portfolios Short-Term Government-Corporate Income Master Portfolio.

                                 FUND EXPENSES


     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Fund bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     In General.  The Company intends to qualify the Fund as a regulated
     ----------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     In addition, the Fund must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to taxable years beginning after August 5, 1997.

     The Fund must also distribute or be deemed to distribute to its shareholders at least 90% of its net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

     Income and dividends received by the [SHORT-INTERMEDIATE & GOVERNMENT INCOME] Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be eligible to make such an election.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Corporate shareholders of the [SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND] may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gain and loss if the securities have been held by the Fund for more than 12 months at the time of disposition of the securities (however, see "Capital Gain Distributions" below).

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss), to the extent such distributions are attributable to net capital gain of the Fund, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain. Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than 1 year and 18 months or less. The 1997 Act retains the treatment of short-term capital gain and did not affect the taxation of corporate taxpayers. The Treasury is authorized to issue regulations for application of the reduced capital gain tax rates enacted under the 1997 Act to pass-through entities, including regulated investment companies. Noncorporate shareholders of the Fund may therefore qualify for the reduced rate of tax on capital gain dividends paid by the Fund.

     Other Distributions. Although dividends will be declared daily based on the
     -------------------
Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     ---------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge or load on a new purchase of shares of the Fund or a different regulated investment company, the sales charge or load previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charge or load does not exceed the reduction in sales charge or load on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     In addition, if a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The foregoing recharacterization rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     IF A FUND PURCHASES SHARES IN A "PASSIVE FOREIGN INVESTMENT COMPANY" ("PFIC"), THE FUND MAY BE SUBJECT TO FEDERAL INCOME TAX AND AN INTEREST CHARGE IMPOSED BY THE IRS UPON CERTAIN DISTRIBUTIONS FROM THE PFIC OR THE FUND'S DISPOSITION OF PFIC SHARES. IF A FUND INVESTS IN A PFIC, THE FUND INTENDS TO MAKE AN AVAILABLE ELECTION TO MARK-TO-MARKET ITS INTEREST IN PFIC SHARES. UNDER THE ELECTION, THE FUND WILL BE TREATED AS RECOGNIZING AT THE END OF EACH TAXABLE YEAR THE EXCESS, IF ANY, OF THE FAIR MARKET VALUE OF ITS INTEREST IN PFIC SHARES OVER ITS BASIS IN SUCH SHARES. ALTHOUGH SUCH EXCESS WILL BE TAXABLE TO THE FUND AS ORDINARY INCOME NOTWITHSTANDING ANY DISTRIBUTIONS BY THE PFIC, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAX OR THE INTEREST CHARGE WITH RESPECT TO ITS INTEREST IN THE PFIC.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Such tax withheld is generally not refundable.
Further, distributions of net long-term capital gains generally are not subject to tax withholding.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

     Other Matters. Investors should be aware that the investments to be made by
     -------------
the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Capital Stock."

     The Funds are five of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, one or more classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the fund involved. Additionally, approval of an advisory contract, since it affects only one fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of the Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below, as of October 1, 1997, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The shareholder shown for the Variable Rate Government and Short-Term Government-Corporate Funds are the shareholders of the predecessor portfolio as of October 1, 1997.

                      5% OWNERSHIP AS OF OCTOBER 1, 1997
                      ----------------------------------

                                                                           Type of            Percentage       Percentage
           Fund                        Name and Address                   Ownership            of Class       of Portfolio
           ----                        ----------------                   ---------            --------       ------------
Variable Rate                 San Bernadina County                   Class A                     30.16%            29.85%
Government                    172 West 3rd St., 1s Floor             Record Holder
                              San Bernadina, CA 92415

                              APCO Employees Credit Union            Class A                     10.43%            10.32%
                              1608 7th Ave.                          Record Holder
                              Birmingham, AL 35203

                              Merrill Lynch Pierce Fenner &          Class D                     29.20%               N/A
                              Smith, Inc., for the sole benefit of   Record Holder
                              its Customers  Attn:  Fund Admin.
                              4800 Deer Lake East 3rd Floor
                              Jacksonville, FL 32246

                              City of Waterville                     Class D                     11.59%               N/A
                              P.O. Box 9                             Record Holder
                              Waterville, MN  56096

                              Firstar Trust Co. Agent                Class D                      5.33%               N/A
                              Firstar Bank of Minnesota              Record Holder
                              Hendricks Community
                              Hospital Reserve Fund
                              P.O. Box 1787
                              Milwaukee, WI  53201

                              City of Mountain Lake                  Class D                     10.84%               N/A
                              City Hall                              Record Holder
                              Mountain Lake, MN 56159

Short-Term                    Virginia & Co.                         Single Class                22.96%               N/A
Government                    c/o Wells Fargo Bank                   Record Holder
Corporate                     Mutual Funds A-88-4
Income Fund                   P.O. Box 9800
                              Calabassu, CA  91302

                              Hep & Co.                              Single Class                49.53%               N/A
                              c/o Wells Fargo Bank                   Record Holder
                              P.O. Box 9800
                              Calabassu, CA  91302

                              Kimball Medical Center                 Single Class                19.97%               N/A
                              600 River Avenue                       Record Holder
                              Lakewood, NJ  08701

INT. BOND FUND                Stephens Inc.                          Class A                     55.11%               N/A
                              lll Center Street                      Beneficially Owned
                              Little Rock, AR  72201

                              D.S. Christopher /                                                  5.06%               N/A
                              Ruth Christopher (Trustees)            Class A
                              Inasmuch Trust                         [Record Holder]
                              7995 Willowcreek Dr.
                              Beaumont, TX  77707

                              Stephens Inc.                                                       9.41%               N/A
                              P.O. Box 34127                         Class B
                              Little Rock, AR  72203                 Beneficially
                                                                     Owned for Acct.
                              Stephens Inc.                          76888942                     9.35%               N/A
                              P.O. Box 34127
                              Little Rock, AR  72203                 Class B
                                                                     Beneficially
                              Stephens Inc.                          Owned for                    5.60%               N/A
                              P.O. Box 34127                         Acct. 77085456
                              Little Rock, AR  72203
                                                                     Class B
                              Vladimir Sirota                        Beneficially                75.16%               N/A
                              P.O. Box 46393                         Owned for
                              Los Angeles, CA  90046                 Acct. 77138803

                                                                     Class B
                                                                     [Record Holder]
SHORT-INT.                    Wells Fargo Bank                       Class A                     27.48%             9.60%
U.S. GOV. INCOME              P.O. Box 63015                         Beneficially
                              San Francisco, CA  94163               Owned

                              Stephens Inc.                          Class A                     14.06%             4.90%
                              111 Center Street                      Beneficially
                              Little Rock, AR  72201                 Owned

U.S. GOV. INCOME              Wells Fargo Bank                       Class A                     33.01%            27.52%
                              P.O. Box 63015                         Beneficially
                              San Francisco, CA  94163               Owned

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

     The portfolio of investments and unaudited financial statements for the Overland Variable Rate Government and Short-Term Government-Corporate Income Funds the predecessor portfolios to the Company's Variable Rate Government and Short-Term Government Corporate Income Funds and the Short-Term Government-Corporate Master Portfolio for the six month period ended June 30, 1997 are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1977.

     The portfolio of investments, audited financial statements and independent auditors' reports for the Variable Rate Government and Short-Term Government-Corporate Income Fund for the year ended December 31, 1996 are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

     The portfolio of investments, audited financial statements and independent auditors' report for the Intermediate Bond, Short-Intermediate U.S. Government Income, and U.S. Government Income Funds for the fiscal year ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996. Annual Reports may be obtained by calling 1-800-222-8222.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

     Corporate Bonds

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

     Commercial Paper

     Moody's: The highest rating for commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 15, 1997

                           INTERNATIONAL EQUITY FUND

                   Class A, Class B and Institutional Class
                        _______________________________

          Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company commonly referred to as a "mutual fund." This Statement of Additional Information ("SAI") contains information about a fund in the Stagecoach Family of Funds -- the International Equity Fund (the "Fund"). This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus dated December 15, 1997. All terms used in this SAI that are defined in the Fund's Prospectus have the meaning assigned in such Prospectus. A copy of the Prospectus may be obtained without charge by writing to Stephens Inc., the Company's co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at the telephone number indicated above.

                      __________________________________

                               TABLE OF CONTENTS

                                                    Page
                                                    ----
General............................................  1

Investment Restrictions............................  1

Additional Permitted Investment Activities.........  2

Risk Factors....................................... 14

Management......................................... 17

Distribution Plans................................. 20

Performance Calculations........................... 21

Determination of Net Asset Value................... 25

Additional Purchase and Redemption Information..... 26

Portfolio Transactions............................. 27

Fund Expenses...................................... 29

Federal Income Taxes............................... 29

Capital Stock...................................... 34

Other.............................................. 36

Independent Auditors............................... 36

Financial Information.............................. 36

SAI Appendix.......................................A-1

                                    GENERAL

     The International Equity Fund commenced operations on September [22], 1997.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies. The International Equity Fund has adopted
     -------------------------------
the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund.

     The Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

     (2)  issue senior securities, except as permitted by applicable law;

     (3) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations; nor

     (4)  borrow money, except as permitted by applicable law.

     Non-Fundamental Investment Policies. The Fund is subject to the following
     -----------------------------------
non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time without shareholder approval:

     The Fund may not:

     (1) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (2) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (3) underwrite securities of other issuers, except to the extent that the purchase of securities directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (4)  make investments for the purpose of exercising control or management;

     (5) borrow money, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

     (6)  make loans, except as permitted by applicable law;

     (7) write, purchase or sell puts, calls, straddles, spreads or any combination thereof, except on such conditions as may be set forth in the Fund's Prospectus and this SAI;

     (8) purchase or sell commodities or commodities contracts, except that the Fund may, on such conditions as may be set forth in the Fund's Prospectus and this Statement of Additional Information, purchase, sell or enter into futures contracts, foreign currency forward contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, subject to compliance with any applicable provisions of the federal securities or commodities laws; nor

     (9) hold more than 15% of the Fund's net assets in securities that are illiquid.

     The Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.

     The Fund does not invest in the following types of derivatives that generally are considered to be potentially volatile: capped floaters, leveraged floaters, range floaters, dual index floaters or inverse floaters. Additionally, the Fund will not invest in securities whose interest rate reset provisions materially lag short-term interest rates, such as Cost of Funds Index Floaters or other derivative instruments the Fund considers to have the potential for excessive volatility.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Fund.

     Emerging Markets. The Fund may invest up to 25% of its assets in equity
     ----------------
securities of companies in "emerging markets." Emerging markets are those financial markets associated with emerging market countries as considered by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank), the International Finance Corporation, and the international financial community. Wells Fargo Bank may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     There are special risks involved in investing in emerging market countries. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates.

     Unrated and Downgraded Investments. The Fund may purchase instruments that
     ----------------------------------
are not rated by a nationally recognized statistical rating organization ("NRSRO") if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by an NRSRO, such as Moody's Investor Service Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     Foreign Obligations and Securities. The foreign securities in which the
     ----------------------------------
Fund may invest include common stocks, preferred stocks, warrants, convertible securities and other securities of issuers organized under the laws of countries other than the United States. Such securities also include equity interests in foreign investment funds or trusts, real estate investment trust securities and any other equity or equity-related investment whether denominated in foreign currencies or U.S. dollars.

     The Fund also may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored

ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     In addition, for temporary defensive purposes, the Fund may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

     Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     From time to time, investments in other investment companies may be the most effective available means by which the Fund may invest in securities of issuers in certain countries. Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, the Fund would continue to pay its own management fees and other expenses. The Fund may invest in these investment funds and in registered investment companies subject to the provisions of the Investment Company Act of 1940 (`1940 Act'). Such investment funds or investment companies may be `passive foreign investment companies' (as described in `Taxes' below) and may result in special federal income tax consequences.

     Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     Foreign Currency Transactions. The Fund's investments in foreign securities
     -----------------------------
involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. To attempt to minimize risks to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies, the Fund may engage in foreign currency transactions on a spot (i.e., cash) basis and may purchase or sell forward foreign currency exchange contracts ("forward contracts"). The

Fund may also purchase and sell foreign currency futures contracts (see "Purchase and Sale of Currency Futures Contracts"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

     Forward contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and is traded at a net price without commission. The Fund will direct its custodian, to the extent required by applicable regulations, to segregate high grade liquid assets in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when Wells Fargo Bank believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when Wells Fargo Bank believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

     The Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where Wells Fargo Bank believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

     Foreign currency hedging transactions are an attempt to protect the Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

     The Fund's custodian will, to the extent required by applicable regulations, segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts.

     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Wells Fargo Bank considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

Foreign Currency Futures Contracts.
----------------------------------

     In General. A foreign currency futures contract is an agreement between two parties for the future delivery of a specified currency at a specified time and at a specified price. A "sale" of a futures contract means the contractual obligation to deliver the currency at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

     While futures contracts based on currencies do provide for the delivery and acceptance of a particular currency, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable.

     Purchase and Sale of Currency Futures Contracts. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the Fund may buy or sell currency futures contracts. If a fall in exchange rates for a particular currency is anticipated, the Fund may sell a currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts will be used only as a hedge against anticipated currency rate changes.

     A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified futures time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.

     In connection with transactions in foreign currency futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

     Risk Factors Associated with Futures Transactions. The effective use of futures strategies depends on, among other things, the Fund's ability to terminate futures positions at times when Wells Fargo Bank deems it desirable to do so. Although the Fund will not enter into a futures position unless Wells Fargo Bank believes that a liquid secondary market exists for such future, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund generally expects that its futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges.

     Futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

     The use of futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of futures strategies also depends on the ability of Wells Fargo Bank to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

     In addition to the foregoing risk factors, the following sets forth certain information regarding the potential risks associated with the Fund's futures transactions.

     Risk of Imperfect Correlation. The Fund's ability effectively to hedge currency risk through transactions in foreign currency futures depends on the degree to which movements in the value of the currency underlying such hedging instrument correlate with movements in the value of the relevant securities held by the Fund. If the values of the securities being hedged do not move in the same amount or direction as the underlying currency, the hedging strategy for the Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the currency underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

     Under certain extreme market conditions, it is possible that the Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

     A Fund will purchase or sell futures contracts only if, in Wells Fargo Bank's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that Wells Fargo Bank's judgment will be accurate.

     Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market may be lacking. Prior to exercise or expiration, a futures position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its securities, or the relevant portion thereof.

     The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Trading and Position Limits. Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. Wells Fargo Bank does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund's investments.

     Regulations on the Use of Futures Contracts. Regulations of the CFTC require that the Fund enter into transactions in futures contracts for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by the Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, the Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

     When the Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

     The Fund's ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Fund may also further limit its ability to engage in such transactions in response to the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors.

     Wells Fargo Bank uses a variety of internal risk management procedures to ensure that derivatives use is consistent with the Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives.

     Forward Commitments, When-Issued Purchases and Delay-Delivery Transactions.
     --------------------------------------------------------------------------
The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time [DELIVERY AND PAYMENT NORMALLY TAKE PLACE WITHIN 120 DAYS AFTER THE DATE OF THE COMMITMENT TO PURCHASE.] The Fund only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund currently does not intend to invest more than 5% of its assets in when-issued securities during the coming year.

     The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Hedging and Related Strategies. The Fund may attempt to protect the U.S.
     ------------------------------
dollar equivalent value of one or more of its investments (hedge) by purchasing and selling foreign currency futures contracts and by purchasing and selling currencies on a spot (i.e., cash) or forward basis. Foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

     The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, the Fund may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities denominated in such currency. The Fund may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when Wells Fargo Bank anticipates there will be a correlation between the two and may use forward currency contracts to shift the Fund's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

     Wells Fargo Bank might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Wells Fargo incorrectly forecasts exchange rates, market values or other economic factors in utilizing a strategy for the Fund, the Fund might have been in a better position had it not might have been in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of a Fund to close out or to liquidate its hedged position.

     New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and tax considerations.

     Foreign Fixed Income Securities. The Fund may invest in foreign fixed
     -------------------------------
income securities, including:

     Foreign Private Debt. The Fund may invest in fixed income securities of private issuers, provided that they are rated, at the time of investment, within the top four rating categories by an NRSRO or determined to be of equivalent quality by Wells Fargo Bank. Fixed income securities in which the Fund may invest include, without limitation, corporate bonds, notes, debentures and other similar corporate debt securities, including convertible securities. In addition, such securities may or may not have warrants attached. For a discussion of the risks associated with investing in foreign securities, see "Risk Factors" in the Prospectus.

     Foreign Sovereign Debt. The Fund may invest in debt securities or obligations of foreign governments and their political subdivisions or agencies (`Sovereign Debt') provided that they are rated, at the time of investment, within the top four rating categories by an NRSRO or determined to be of equivalent quality by Wells Fargo Bank. Investments in Sovereign Debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

     Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

     A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Wells Fargo Bank manages the Fund's portfolio in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Brady Bonds. The Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). Brady bonds are not considered U.S. government securities.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Money Market Instruments. The Fund may invest in the following types of
     ------------------------
high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1+" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; and
(iv) repurchase agreements. The Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     Temporary Investments. The Fund may hold a certain portion of its assets in
     ---------------------
cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Fund may purchase include, among other things, U.S. government obligations, shares of money market mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities.

     Repurchase Agreements. The Fund may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Other Investment Companies. The Fund may invest in shares of other open-end, management investment companies. The Fund may purchase shares of exchange-listed, closed-end funds. The Fund also may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, World Equity Benchmark Shares (commonly known as "WEBS") are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular foreign countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Privately Issued Securities.  The Fund may invest in privately issued
     ---------------------------
securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities and will not be publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary.

The Company's investment adviser, pursuant to guidelines established by the Board of Directors of the Company will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The Fund does not intend to invest more than 15% of its net assets in privately issued securities or illiquid Rule 144A Securities during the coming year.

     U.S. Government Obligations.  The Fund may invest in obligations issued or
     ---------------------------
guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants. The Fund may invest no more than 5% of its net assets at the time
     --------
of purchase in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Fund may only purchase warrants on securities in which it may invest directly.

     As the prospectus provides, the Fund may, under certain circumstances, engage in the following investment activities:

                                 RISK FACTORS

     The Fund is intended for investors who are seeking long-term capital appreciation ad who are prepared to accept the risks associated with investing in foreign securities markets. Foreign securities held by the Fund, including for this purpose ADRs, GDRs and similar securities, involve special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. There may be less publicly available information about a foreign company than about a U.S. company and information that is available may be less reliable. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Transactions in foreign securities may be subject to less efficient settlement practices. Moreover, foreign securities trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Finally, in the event of litigation relating to a portfolio investment, the Fund may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and corporations. Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals.

     Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar (as are some securities of U.S. issuers), changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets. Any of these factors could adversely affect the Fund.

     Further, there are special risks involved in investing in issuers in emerging market countries. Most emerging market countries are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties. The currencies of certain emerging countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates.

     In addition to the risks associated with investments in foreign securities, the Fund's portfolio equity securities are subject to the risks commonly associated with any investment in equity securities. For example, the portfolio equity securities of the Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or extended periods. Further, because the Fund may, under certain limited circumstances, invest in debt securities, the portion of the Fund's portfolio so invested will, generally, be subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund. The market value of the Fund's investment in fixed-income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. changes in the financial strength of an issuer or changes in the ratings of any particular security also may affect the value of these investments. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Wells Fargo Bank may use certain derivative investments or techniques, such as buying and selling foreign currency futures contracts and entering into forward foreign currency contracts, to adjust the risk and return characteristics of the Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If Wells Fargo Bank judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of its intent in using the derivatives.

     There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                  MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Fund and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                             Principal Occupations
Name, Age and Address         Position       During Past 5 Years
---------------------         --------       -------------------
Jack S. Euphrat, 75           Director       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus,46            Director,      Executive Vice President of
                              Chairman and   Stephens; Manager of Financial
                              President      Services Group; President of
                                             Stephens Insurance Services Inc.;
                                             Senior Vice President of Stephens
                                             Sports Management Inc.; and
                                             President of Investor Brokerage
                                             Insurance Inc.

Thomas S. Goho, 55            Director       Associate Professor of Finance of
321 Beechcliff Court                         the School of Business and
Winston-Salem, NC 27104                      Accounting at Wake Forest
                                             University since 1982.

Joseph N. Hankin, 57          Director       President of Westchester Community
75 Grasslands Road                           College since 1971; Adjunct
Valhalla, N.Y. 10595                         Professor of Columbia University
(appointed as of                             Teachers College since 1976.
September 6, 1996)

*W. Rodney Hughes, 71         Director       Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79           Director       Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53          Director       Private Investor; Chairman of Home
4 Beaufain Street                            Account Network, Inc. Real Estate
Charleston, SC 29401                         Developer; Chairman of Renaissance
                                             Properties Ltd.; President of Morse
                                             Investment Corporation; and Co-
                                             Managing Partner of Main Street
                                             Ventures.

Richard H. Blank, Jr., 41     Chief Operating Officer,   Associate of Financial Services Group of
                              Officer,                   Stephens; Director of Stephens Sports
                              Secretary and              Management Inc.; and Director of Capo Inc.
                              Treasurer

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                  Total Compensation
                    Aggregate Compensation         from Registrant
Name and Position      from Registrant             and Fund Complex
-----------------      ---------------             ----------------

 Jack S. Euphrat           $11,250                     $33,750
    Director

 R. Greg Feltus              $-0-                        $-0-
    Director

 Thomas S. Goho            $11,250                     $33,750
    Director

Joseph N. Hankin             $-0-                        $-0-
    Director
(appointed as of
     9/6/96)

W. Rodney Hughes            $9,250                     $27,750
    Director

 Robert M. Joses           $11,250                     $33,750
    Director

 J. Tucker Morse            $9,250                     $27,750
    Director

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 15, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of any Class of any Fund of the Company.

     INVESTMENT ADVISER.  Wells Fargo provides investment advisory services to
     ------------------
the Fund. As investment advisor, Wells Fargo Bank furnishes to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank also furnishes to the Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank has agreed to provide to the Fund, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, and credit conditions. For its services as investment adviser to the Fund, Wells Fargo Bank is entitled to receive a fee equal to an annual rate of 1.00% of the average daily net assets of the Fund.

     The Advisory Contract will continue in effect for more than two years from its effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of the Fund. The Administration Agreement between Wells Fargo Bank and the Fund, and the Co-Administration Agreement among Wells Fargo Bank, Stephens and the Fund, state that Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-

Administrator are entitled to receive a monthly fee of 0.06% and 0.04%, respectively, of the average daily net assets of the Fund.

     DISTRIBUTOR.  Stephens serves as the Fund's distributor.
     -----------

     SHAREHOLDER SERVICING AGENT. The Fund has entered into a shareholder
     ---------------------------
servicing agreement with Wells Fargo Bank.

     CUSTODIAN. Investors Bank & Trust Company ("IBT") has been retained to act
     ---------
as custodian for the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, IBT receives an asset-based fee and transaction charges from the Fund.

     TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained
     --------------------------------------
to act as transfer and dividend disbursing agent for the Fund. For its services as transfer and dividend disbursing agent for the Fund's Class A and B shares, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the Fund's average daily net assets for Class A and B shares. For its services as transfer and dividend disbursing agent for the Fund's Institutional Class shares, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of the Fund's average daily net assets for Institutional Class shares. For as long as the Fund's assets remain under $20 million, the Fund will not be charged any transfer agency fees.

                              DISTRIBUTION PLANS

     The Fund has adopted distribution plans (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for the Class A and Class B shares.

     The Plan in effect for the Class A shares of the Fund allows the Fund to defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of the Fund by paying on an annual basis up to 0.10% of the Fund's average daily net assets attributable to Class A shares. The Plans for all share classes provide for the reimbursement of actual expenses and compensation. The Plan for the Class B shares allows the Fund to defray all or part of the cost of printing prospectuses and other promotional materials and of delivering materials to prospective shareholders by paying on an annual basis up to 0.75% of the average daily net assets attributable to the Class B shares of the Fund. In addition, each Plan contemplates that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.

     Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any agreements related to the Plans ("Agreements") also must be approved by majority vote of the Directors and the Qualified Directors. Such Agreements will terminate automatically if assigned. The Fund may terminate such Agreements at any time, without payment of any penalty, by a vote of a majority of outstanding voting securities of the Class of shares affected by such Agreement. The amounts payable under each Plan may not be increased materially without the approval of a majority of the voting securities of each Class of the Fund affected by such Agreement. Material amendments to a Plan may not be made except by affirmative vote of a majority of both the Directors of the Company and the Qualified Directors.

     Each Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors.

                           PERFORMANCE CALCULATIONS

     The Fund may advertise certain total return information computed in the manner described in its Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, the Fund, at times, also may calculate total return based on net asset value per share of each Class (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     The Fund may advertise the cumulative total return on each class of shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

     In addition to the above performance information, the Fund may also advertise the cumulative total return for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Investors should recognize that changes in the net asset values of shares of each Class of the Fund will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return for the period to shareholders. Yield information for each Class of shares of the Fund may be useful in reviewing the Fund's performance and for providing a basis for comparison with investment alternatives. The yield of each Class of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Class of shares of the Fund, the Company may quote the performance or price-earning ratio of a Class of shares in advertising and other types of literature as compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, Morgan Stanley Capital International EMF (Emerging Markets Free) Index, Morgan Stanley Capital International EAFE/EMF Index, Lipper International Equity Fund Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a Class of shares of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of a Class of shares of the Fund with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar, Lipper Financial Data Services, or Value Line.

     The Company also may disclose in sales literature, information, and statements the distribution rate on the shares of each class of the Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

     The Company may also disclose in advertising and other types of literature, information and statements the average credit quality of the Fund's portfolio, or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Class of Fund shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Class of Fund shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company may disclose, in advertising and other types of literature, information and statements regarding performance and rankings of the investment management services of Wells Fargo Bank. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by Wells Fargo Bank. As of March 31, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic

Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     The Fund determines net asset value per share separately for each Class of shares as of the close of regular trading (currently 1:00 p.m., Pacific time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open.

     Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Wells Fargo Bank as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on the NASDAQ Stock Market (`NASDAQ') are valued at the last trade price on NASDAQ at 1:00 p.m., Pacific time; other OTC securities, and U.S. Government securities, are valued at the last quoted bid price (other than short-term investments that mature in 60 days or less which are valued as described further below). To the extent that the Fund holds lower rated corporate debt securities, it should be recognized that judgment often plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Money market instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

     Foreign currency exchange rates are generally determined prior to the close of regular trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events would not be reflected in the computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

     The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

     In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     Except in the case of debt securities purchased by the Fund, purchases and sales of securities usually will be agency transactions effected through a securities exchange and on which a commission will be paid to the servicing broker. Portfolio securities may be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of brokerage commissions, dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

     Purchases and sales of equity securities on domestic securities exchanges are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the domestic over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.

     The Fund anticipates that brokerage transactions involving securities traded in foreign markets will be conducted primarily on the principal exchanges of such countries. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although each Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of Wells Fargo Bank's investment advice. The advisory fee paid by the Fund is not reduced because Wells Fargo Bank receives such services.

                                 FUND EXPENSES

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against the Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     In General. The Company intends to qualify the Fund as a regulated
     ----------
investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

     Excise Tax. A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Foreign Taxes. Income and dividends received by the Fund from sources
     -------------
within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of a regulated investment company's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the regulated investment company will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company. The Fund expects to be eligible for and make an election to "pass through" foreign tax credits to its shareholders.

     Taxation of Fund Investments. Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Under Section 1256 of the Code, the Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed options. In this regard, Section 1256 contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

     Under Section 988 of the Code, the Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Fund will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

     Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund and its shareholders may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

     Capital Gain Distributions. Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gains (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

     Under the Taxpayer Relief Act of 1997 (the "Act"), four separate capital gains rates for individuals will ultimately be operative. Under prior law, individuals paid a maximum 28% rate on net capital gains. The Act retains this 28% rate for "mid-term gains," which are gains on the sale of property held for more than one year and not more than 18 month. A new 20% (reduced to 10% in the case of lower income individuals) rate will apply to non-recapture gain for property held more than 18 months. A new 18% (reduced to 8% in the case of lower income individuals) rate will ultimately be available for certain property held more than 5 years upon its disposition. The Treasury Department is authorized to issue regulations for application of the reduced rates to pass-through entities, including regulated investment companies. Individual shareholders may therefore qualify for the reduced rate of tax on capital gain distributions paid by a Fund to the extent such distributions are attributable to the Fund's dispositions after May 7, 1997.

     Disposition of Fund Shares. A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund Share and such Fund Share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund Share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a regulated investment company regularly distributes at least 90% of its net tax-exempt interest, if any. As of the date of this SAI, such regulations have not been issued. The foregoing disallowance rules do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Foreign Shareholders. Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. fiduciaries have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

     Backup Withholding. The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemptions (including redemptions in-kind and exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

     Other Matters. Investors should be aware that the investments to be made by
     -------------
the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

     The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, two classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in the Fund represents an equal, proportionate interest in the Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     The Fund has three classes of shares -- Class A Shares, Class B Shares and Institutional Class Shares. With respect to matters affecting one Class but not another, shareholders vote as a Class. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series. As used in the Prospectus of the Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of the Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. As used in the Prospectus of the Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share represents an equal proportional interest in the Fund with each other share in the same Class of shares and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

                                     OTHER

     The Registration Statement, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL STATEMENTS

     At least semi-annually, the Company will furnish the shareholders of the Fund with financial statements for the Fund. The Company's Annual Reports may be obtained by calling 1-800-222-8222.

                                 SAI APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P:  The four highest ratings for corporate bonds are "AAA," "AA," "A" and
     ---
"BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

     Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-
     -------
1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate commercial paper indicates that the
     ---
"degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.

                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 15, 1997

                           MONEY MARKET MUTUAL FUND
                 CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND
                      GOVERNMENT MONEY MARKET MUTUAL FUND
                  NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND


                      ----------------------------------

     Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company, commonly referred to as a "mutual fund." This Statement of Additional Information ("SAI") contains information about five of the funds (each a "Fund" and collectively, the "Funds") in the Stagecoach Family of Funds -- the Money Market Mutual, the California Tax-Free Money Market Mutual, the Government Money Market Mutual, the National Tax-Free Money Market Mutual, and the Treasury Money Market Mutual Funds. The California Tax-Free Money Market Mutual Fund offers a single class of shares that are sometimes referred to as "Class A shares." Each of the other Funds offers Class A shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus dated December 15, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Funds' Prospectus may be obtained without charge by writing Stephens Inc., the Company's sponsor, administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at the telephone number indicated above.

                      ----------------------------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
General ..................................................................   2

Investment Restrictions ..................................................   2

Additional Permitted Investment Activities ...............................  11

Special Considerations Affecting California Municipal Obligations ........  25

Risk Factors .............................................................  28

Management ...............................................................  31

Distribution Plan ........................................................

Performance Calculations .................................................  44

Determination of Net Asset Value .........................................  50

Additional Purchase and Redemption Information ...........................  52

Portfolio Transactions ...................................................  53

Fund Expenses ............................................................  54

Federal Income Taxes .....................................................  55

Capital Stock ............................................................  60

Other ....................................................................  63

Independent Auditors .....................................................  63

Financial Information ....................................................  63

SAI Appendix .............................................................  A-1

Financial Statements .....................................................  F-1

                                    GENERAL

     The Money market Mutual Fund commenced operations on July 1, 1992. The Government Money Market Mutual Fund was originally organized as an investment portfolio of Pacifica under the name Government Money Market Fund. Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government in accordance with fundamental policies that were then effective for the Fund. The Fund operated as a portfolio of Pacific American Fund through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund.

     On April 25, 1996, the Agreement and Plan of Reorganization of Pacifica with Stagecoach and the creation of each predecessor portfolio as a new fund of Stagecoach were approved by the Company's Board of Directors. On May 17, 1996, the Agreement and Plan of Reorganization of Pacifica with the Company was approved by Pacifica's Board of Trustees. The reorganization of Pacifica with Stagecoach became effective on September 6, 1996 (the "Reorganization"). The Pacifica Government Money Market Fund and Pacifica Treasury Money Market Fund were reorganized as the Stagecoach Government Money Market Mutual Fund and Treasury Money Market Mutual Fund, respectively.

     The National Tax-Free Money market Mutual Fund commenced operations on April 2, 1996.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies. Each Fund has adopted the following
     -------------------------------
investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Money Market Mutual and the California Tax-Free Money Market Mutual Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of such Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) by the California Tax-Free Money Market Mutual Fund in municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), (ii) with respect to both Funds, the obligations of the United States Government, its agencies or instrumentalities, and (iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations with respect to the California Tax-Free Money Market Mutual Fund, or other than money market securities with respect to the Money Market Mutual Fund, or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions with regard to both Funds and except for margin payments in connection with options, futures and options on futures with regard to the California Tax-Free Money Market Mutual Fund) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that each Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

     (7) write, purchase or sell puts, calls, options, warrants or any combination thereof, except that the Funds may purchase securities with put rights in order to maintain liquidity; nor

     In addition, neither the California Tax-Free Money Market Mutual Fund nor the Money Market Mutual Fund may make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings.

The National Tax-Free Money Market Mutual Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental entities);
(ii) obligations of the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); and (iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts) except that the Fund may purchase securities of an issuer which invests or deals in commodities and commodity contracts and except that the Fund may enter into futures and options contracts in accordance with its investment policies;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions), or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

     (7) write, purchase or sell puts, calls, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's or ownership would be more than 10% of the outstanding voting securities of such issuer; nor

     (9) make loans, except that the Fund may purchase or hold debt instruments, lend its portfolio securities or enter into repurchase agreement transactions in accordance with its investment policies.

     With regard to fundamental investment restriction number (1) above, the Fund intends to reserve freedom of action to have in excess of 25% of the value of the respective total assets invested in obligations of the banking industry. Regarding this fundamental concentration policy, the Fund may hold in excess of 25% of the value of the assets in obligations of the banking industry to the extent that the Fund holds obligations with such credit enhancements as letters of credit issued by domestic bank issuers, which will be considered to be obligations of domestic banks. The SEC staff's position is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that U.S. branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks". The Company currently intends to consider only obligations of "domestic banks" to be within the exclusion with respect to bank obligations.

     Fundamental investment restriction number (8), above, is less restrictive than Rule 2a-7 of the 1940 Act. Nonetheless, it is the operating policy of the Fund to comply with Rule 2a-7's diversification requirements.

The Government Money Market Mutual Fund may not:

     (1) invest more than 10% of the aggregate value of its total assets in investments that are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days, variable- and floating-rate demand notes requiring receipt of principal note amount on more than seven days notice and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange);

     (2) borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist);

     (3) make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the Prospectuses or this SAI. No Fund will invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Fund, exceeds 10% of the value of its total assets;

     (4) invest in companies for the purpose of exercising control or management;

     (5) knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

     (6) invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions;

     (7) acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by the Fund would exceed 10% of the value of the Fund's total assets;

     (8) engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (9) sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

     (10) mortgage, pledge, or hypothecate any of its assets, except as described in fundamental investment policy (2);

     (11) purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, its adviser, the sponsor, or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (12) invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges; nor

     (14) invest more than 5% of the current value of its total assets in the securities of companies that, including predecessors, have a record of less than three years' continuous operation.

The Treasury Money Market Mutual Fund may not:

     (1) [purchase common stocks, and with voting securities, including state, municipal or industrial revenue bonds] except for securities of other investment companies;

     (2) borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, the Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets;

     (3) mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of the Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this investment restriction;

     (4) purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, maintain a short position;

     (5)  write put or call options;

     (6) underwrite the securities of other issuers, except as the Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies;

     (7)  invest in companies for the purpose of exercising control;

     (8) make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements;

     (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act; nor

     (10) lend its portfolio securities in excess of one-third of the value of its total assets.

     Non-Fundamental Investment Policies. Each Fund is subject to the following
     -----------------------------------
non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the shareholders.

Money Market Mutual Fund and the California Tax-Free Money Market Fund may not:

     (1) purchase or retain securities of any issuer if the Officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

     (2) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (3) may not purchase or sell real estate limited partnership interests with regards to the Money Market Mutual Fund;

     (4) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

     (5) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of such Fund's aggregate investment in such classes of securities will exceed 5% of its total assets; nor

     (6) invest more than 10% of the current value of the California Tax-Free Money Market Mutual Fund's net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities). The Money Market Mutual Fund may not invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days;

     In addition, the Funds may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, the Funds' [investment adviser will waive its advisory fees for that portion of the Funds' assets so invested], except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. In the case of the California Tax-Free Money Market Mutual Fund these unaffiliated investment companies must have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax.

     In addition, as provided in Rule 2a-7 under the 1940 Act, the Money Market Mutual Fund may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase: the Money Market Mutual Fund would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Money Market Mutual Fund would own no more than 10% of the voting securities of any one issuer; the Money Market Mutual Fund would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Money Market Mutual Fund would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.

The National Tax-Free Money Market may not:

     (1) purchase or retain securities of any issuer if the Officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

     (2) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S.

Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets; nor

     (4) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if, by reason thereof, the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

     The Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, [the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested], except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. In addition, these unaffiliated investment companies must have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax.

     In addition, the Fund reserves the right to invest up to 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days, illiquid securities and restricted securities. However, as long as the Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, the Fund will comply with such lower limit. The Fund presently is limited to investing 10% of its net assets in such securities due to limits applicable in several states.

     Furthermore, the Fund may not purchase or sell real estate limited partnership interests. The Fund does not currently intend to make loans of its portfolio securities.

Government Money Market Mutual Fund and Treasury Money Market Mutual Funds may not:

     (1) make any loans of portfolio securities unless they are made according to guidelines established by the SEC and the Company's Board of Directors, and the Fund will maintain collateral of the borrower equal at all times to at least the current market value of the securities loaned;

     (2) purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (such obligations only include U.S. Treasury obligations) and repurchase agreements secured by such obligations, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested in any securities without regard to this 5% limitation;

     (3) purchase any securities that cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to: (a) instruments that are issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (b) repurchase agreements secured by the instruments described in clause (a);

     (4)  purchase or sell real estate; nor

     (5) purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and the Funds will not at any time hold more than 15% of their net assets in illiquid securities. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

     In addition, in accordance with current SEC regulations, the Money Market Funds intend, as a non-fundamental policy, to limit their respective investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of their respective total assets at the time of purchase, except for 25% of the value of their respective total assets which may be invested in any one issuer for a period of up to three business days.

     The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that such a commitment is no longer in the best interests of the Fund involved and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

     Pursuant to state securities regulations, the Treasury Money Market Mutual Fund has undertaken the following non-fundamental investment limitation: the Fund will not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets (included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges) except that warrants acquired by the Fund at any time in units or attached to securities are not subject to this limitation. Investors should note, however, that the Treasury Money Market Mutual Fund does not currently intend to purchase any warrants whatsoever, or to acquire any put option that may be sold, transferred or assigned separately from the underlying security.

     For purposes of determining industry classifications of issuers, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry). In accordance with the current views of the staff of the SEC and as a matter of nonfundamental policy that may be changed without a vote of shareholders, a Fund will treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

                       ADDITIONAL PERMITTED INVESTMENTS

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Asset-Backed Securities. The Government Money Market Mutual and Treasury
     -----------------------
Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     Bank Obligations. The Government Money Market, Treasury Money Market
     ----------------
Mutual, California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

           Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

           Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

           Commercial Paper. The Government Money Market Fund, Treasury Money
           ----------------
Market, Mutual Money Market Mutual, California Tax-Free Money Market Mutual and National Money Market Mutual Funds may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

           Floating- and Variable-Rate Obligations. The Government Money Market,
           ---------------------------------------
Money Market Mutual and National Tax-Free Money Market Mutual, Treasury Money Market Funds may purchase floating- and variable-rate obligations as described in the Prospectus. Each Fund may purchase floating- and variable-rate demand notes and bonds. For both Funds, these obligations ordinarily have stated maturities in excess of thirteen months, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

           Foreign Obligations. Investments in foreign obligations by the
           -------------------
National Tax-Free Money Market Mutual, Money Market Mutual, California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Fund may not invest 25% or more of its assets in foreign obligations.

           Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

           The National Tax-Free Money Market Mutual Fund may not invest 25% or more of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category.

           Foreign Securities. [The Government Money Market and Treasury Money
           ------------------
Market Funds] may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

           Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

           Forward Commitments, When-Issued Purchases and Delayed-Delivery
           ---------------------------------------------------------------
Transactions. The Government Money Market and Treasury Money Market Funds may
------------
purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. Each Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

           Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating
                                                           - -
when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Fund consisting of cash or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Funds' custodian bank. Purchasing securities on a forward commitment basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of such Fund's total net assets and its net asset value per share. In addition, because a Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

           The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

           Investment Company Securities. The Government Money Market, Treasury
           -----------------------------
Money Market, Money Market Mutual, California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds may invest in securities issued by other open-end management investment companies which principally invest in securities of the type in which such Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and
(iii) 10% of such Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

           Letters of Credit. Certain of the debt obligations (including
           -----------------
municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Money Market Mutual and California Tax-Free Money Market Mutual Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments, provided that, in the case of the California Tax-Free Money Market Mutual Fund, the Company's Board approves or ratifies such investments.

           Loans of Portfolio Securities. The Government Money Market Fund and
           -----------------------------
Treasury Money Market Fund Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund. The Treasury Money Market Mutual Fund does not currently intend to lend its portfolio securities.

           The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

           The National Tax-Free Money Market Mutual Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Fund's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration longer than one year. Any securities that the Fund receives as collateral do not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by the Fund are subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers are not permitted to be affiliated, directly or indirectly, the Company, the investment adviser, or the distributor.

           Mortgage-Backed Securities. The Government Money Market Mutual and
           --------------------------
Treasury Money Market Mutual Funds may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years.

The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

           There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that adviser's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

           Municipal Bonds. The California Tax-Free Money Market Mutual, Money
           ---------------
Market Mutual and National Tax-Free Money Market Mutual Funds may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

           As stated in the Government Money Market Fund and Treasury Money Market Fund Prospectuses, the adviser, under the supervision of the Board, makes determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt,
                                         ----
administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation");
                  - -
and (5) the legal recourse in the event of failure to appropriate.

           From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, with respect to California obligations, the Funds cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or California obligations, specifically, for investment by a Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund involved would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

           Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

           Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

           The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will
                                 - -
change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the
                      - -
values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share.

           Municipal Notes. The Money Market Mutual and California Tax-Free
           ---------------
Money Market Mutual Funds may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

           TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

           BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

           RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

           The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will
                                 - -
change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the
                      - -
values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

           Options Trading. The Government Money Market Mutual and Treasury
           ---------------
Money Market Mutual Funds may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

           The Funds may also write covered call and secured put options from time to time as the adviser deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The use of covered call options and securities put options will not be a primary investment technique of the Intermediate Bond Fund, and they are expected to be used infrequently. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

           A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

           The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

           A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

           When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

           There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

           Repurchase Agreements. The Government Money Market Mutual, Treasury
           ---------------------
Money Market Mutual, Money Market Mutual, California Tax-Free Money Market Mutual and

National Tax-Free Money Market Mutual Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by a Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Funds may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

           The Treasury Money Market Mutual Fund may engage in a repurchase agreement with respect to any security in which they are authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months.

           Borrowing and Reverse Repurchase Agreements. The Government Money
           -------------------------------------------
Market Mutual and Treasury Money Market Mutual Funds intend to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of its net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

           Unrated and Downgraded Investments. The National Tax-Free Money
           ----------------------------------
Market Mutual Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank the investment adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the Fund's procedures adopted by Company's Board of

Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks", immediate sale of such security is not required, provided that the Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

           Unrated Investments. The California Tax-Free Money Market Mutual Fund
           -------------------
and the Money Market Mutual Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by such Funds. The Funds may purchase unrated instruments only if they are purchased in accordance with the procedures of each Fund adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund, provided that when a security ceases to be rated, the Company's Board of Directors determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in such Funds' best interest. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus of the Fund and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

           U.S. Government Obligations. The Government Money Market Mutual Fund,
           ---------------------------
Treasury Money Market Mutual, Money Market Mutual, California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds may invest in various types of U.S. Government obligations in accordance with the policies described in the Prospectus. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

           When-Issued Securities. Certain of the securities in which the
           ----------------------
California Tax-Free Money Market Mutual Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. However, the California Tax-Free Money Market Mutual Fund has no present intention to invest in when-issued securities during the coming year. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

           The Fund will establish a segregated account in which it will maintain cash, U.S. Government obligations, or other high-quality debt instruments in an amount at least equal in value to their respective commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

           Nationally Recognized Statistical Ratings Organizations. The ratings
           -------------------------------------------------------
of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.


                        SPECIAL CONSIDERATIONS AFFECTING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

     Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

     The California Economy and General Information. From mid-1990 to late 1993,
     ----------------------------------------------
the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

     The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover,

California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.

     The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."

     However, since the start of 1994, California's economy has been recovering steadily. Employment has grown in excess of 500,000 during 1994 and 1995, and is expected to continue to grow in 1996. Because of the improving economy and the California's fiscal austerity, the state has had operating surpluses for its past four consecutive fiscal years through 1996-97 and has forecast a balanced 1996-97 fiscal year budget. In addition, the SFEU was projected to have a small negative balance of approximately $70 million as of June 30, 1996, all but eliminating the accumulated budget deficit of the early 1990's, and a modest reserve of $305 million, as of June 30, 1997. For these and other reasons, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 30, 1996.

     Local Governments. On December 6, 1994, Orange County, California became
     -----------------
the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy.

     On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles County, California causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long term bonds was downgraded for the third time since 1992. Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $1 billion in the 1996-97 fiscal year. Even though state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

     State Finances. The moneys of California are segregated into the General
     --------------
Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

     Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.

     Changes in California Constitutional and Other Laws. In 1978, California
     ---------------------------------------------------
voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad volorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

           In 1988, California voters approved "Proposition 98," which amended
Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

     Other Information. Certain debt obligations held by the California Tax-Free
     -----------------
Money Market Mutual Fund may be obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the California Tax-Free Money Market Mutual Fund would not be paid in a timely manner.

     Certain debt obligations held by the California Tax-Free Money Market Mutual Fund may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

     There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

     The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.


                                  RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in a Fund. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.

     The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. The Funds' dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that a Fund purchases must present minimal credit risks and be of "high quality," or in the case of the Treasury Money Market Mutual Fund, be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment adviser, under guidelines adopted by the Board of Directors of the Company.

     Each Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Money Market Mutual Fund and the National Tax-Free Money Market Mutual Fund are considered to be diversified for purposes of the 1940 Act. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of the investment adviser prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds:

     -- capped floaters (on which interest is not paid when market rates move above a certain level);

     -- leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

     -- range floaters (which do not pay any interest if market interest rates move outside of a specified range);


     -- dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

     -- inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

     Since the California Tax-Free Money Market Mutual Fund invests primarily in securities issued by California and its agencies and municipalities, events in California are more likely to affect the Fund's investments. While the California Tax-Free Money Market Mutual Fund seeks to reduce risk by investing its assets in securities of various issuers, the Fund is considered to be nondiversified for purposes of the 1940 Act. However, the California Tax-Free Money Market Mutual Fund will comply with the Internal Revenue Code of 1986, as amended from time to time (the "Code"), diversification requirements, as described in the "Prospectus Appendix -- Additional Investment Policies" section below.

     California experienced recurring budget deficits for four of its five fiscal years ended June 30, 1992, caused by lower than anticipated tax revenues and increased expenditures for certain programs. The budget deficits of the early 1990's depleted the state's available cash resources, and the state had to use a series of external borrowings to meet its cash needs. As a consequence, between 1991 and 1994, three of the agencies rating California's long-term debt lowered their rating of the state's general obligation bonds between. In particular, on July 15, 1994, Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A--" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." Such downgrading may impair issuers of California municipal obligations from paying interest on or repaying the principal of such California municipal obligations. Although further downgrading and other factors may impact the availability of securities that meet the Fund's investment policies and restrictions, California has had operating surpluses for its past four fiscal years ended June 30, 1996 and has forecast a balanced 1996-1997 fiscal year budget. On July 30, 1996, Standard & Poor's upgraded its rating of California municipal obligations back to "A--," reflecting California's economic improvement. However, the rating agencies continue to monitor events in the state and the state and local governments' responses to budget shortfalls. The Fund's investment adviser continues to monitor and evaluate the Fund's investments in light of the events in California and the Fund's investment objective and investment policies. See "Special Considerations Affecting California Municipal Obligations" in the SAI.

     The Treasury Money Market Mutual Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above. Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

     The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

     Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so.

                                   MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Fund and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                  Principal Occupations
Name, Age and Address                    Position                 During Past 5 Years
---------------------                    --------                 -------------------
Jack S. Euphrat, 75                      Director                 Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                      Director,                Executive Vice President of Stephens; Manager of Financial
                                         Chairman and             Services Group; President of Stephens Insurance Services Inc.;
                                         President                Senior Vice President of Stephens Sports Management Inc.; and
                                                                  President of Investor Brokerage Insurance Inc.

Thomas S. Goho, 55                       Director                 Associate Professor of Finance of the School of Business
321 Beechcliff Court                                              and Accounting at Wake Forest University since 1982.
Winston-Salem, NC  27104


Joseph N. Hankin, 57                     Director                 President of Westchester Community College since 1971;
75 Grasslands Road                                                Adjunct Professor of Columbia University Teachers College
Valhalla, N.Y. 10595                                              since 1976.
(appointed as of September 6, 1996)

*W. Rodney Hughes, 71                    Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                      Director                 Private Investor.
47 Dowitcher Way
San Rafael, CA 94901


*J. Tucker Morse, 53                     Director                 Private Investor; Chairman of Home Account Network, Inc.
4 Beaufain Street                                                 Real Estate Developer; Chairman of Renaissance Properties
Charleston, SC 29401                                              Ltd.; President of  Morse Investment Corporation; and
                                                                  Co-Managing Partner of Main Street Ventures.

Richard H. Blank, Jr., 41                Chief Operating          Associate of Financial Services Group of Stephens; Director
                                         Officer,                 of Stephens Sports Management Inc.; and Director of Capo
                                         Secretary and            Inc.
                                         Treasurer


                               Compensation Table
                            Year Ended March 31, 1997

                                                         Total Compensation
                             Aggregate Compensation        from Registrant
   Name and Position            from Registrant           and Fund Complex
   -----------------            ---------------           ----------------
    Jack S. Euphrat                  $11,250                   $33,750
       Director

    R. Greg Feltus                    $-0-                       $-0-
       Director

    Thomas S. Goho                   $11,250                   $33,750
       Director

   Joseph N. Hankin                   $-0-                       $-0-
       Director
   (appointed as of
       9/6/96)

   W. Rodney Hughes                  $9,250                    $27,750
       Director

    Robert M. Joses                  $11,250                   $33,750
       Director

    J. Tucker Morse                  $9,250                    $27,750
       Director

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and

Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 15, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of any Class of any Fund of the Company.

     Investment Adviser. Wells Fargo Bank provides investment advisory services
     ------------------
to each Fund. As investment adviser, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank also furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Fund's portfolio.

     As compensation for its advisory services, Wells Fargo is entitled to receive a monthly fee at the annual rates indicated below of the average daily value of each Fund's average daily net assets:

                                                          Annual Rate
Fund                                             (as percentage of net assets)
----                                             -----------------------------
California Tax-Free Money Market Mutual                      0.50%
Government Money Market Mutual                               0.25%
Money Market Mutual Fund                                     0.40%
National Tax-Free Money Market Mutual                        0.30%
Treasury Money Market Mutual                                 0.25%

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                 Six-Month Period Ended
                                                 ----------------------
                                                        3/31/97
                                                        -------
                                               Fees                Fees
                        Fund                   Paid                Waived
                        ----                   ----                ------
             California Tax-Free             $                   $

             Government Money Market

             Money Market Mutual

             National Tax-Free

             Treasury Money Market

     For the period begun April 2, 1996 (commencement of operations) and ended September 30, 1996, the National Tax-Free Money Market Mutual Fund paid to Wells Fargo Bank $76,987 in advisory fees and $10,704 in advisory fees were waived during this period.

     For the periods indicated below, the Money Market and California Tax-Free Money Market Funds paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:

                                     Year Ended                     Year Ended                 Period Ended
                                      12/31/94                       12/31/95                     9/30/96
                                      --------                       --------                     -------
                                 Fees           Fees            Fees          Fees         Fees           Fees
           Fund                  Paid          Waived           Paid         Waived        Paid          Waived
           ----                  ----          ------           ----         ------        ----          ------
California Tax-Free          $  304,857      $3,809,902     $ 4,867,523        $0       $ 4,099,437        $0
   Money Market
   Mutual
Money Market Mutual          $2,073,686      $2,008,946     $12,729,506        $0       $11,593,678        $0

     Prior to the Reorganization on September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the predecessor portfolios of Pacifica. As of the date of the Reorganization, Wells Fargo Bank became the adviser to the Government Money Market Mutual Fund and Treasury Money Market Mutual Fund. For the fiscal year ended September 30, 1996, the Government Money Market Mutual Fund paid fees of $274,640 and no fees were waived. For the same period the Treasury Money Market Mutual Fund paid fees of $2,442,922 of which $2,073,426 were waived. These amounts include advisory fees paid by the predecessor portfolios to FICM/WFIM prior to September 6, 1996.

           Prior to March 18, 1994, the adviser for the Government Money Market Mutual Fund was San Diego Financial Capital Management, Inc. ("San Diego Financial"), which was a wholly owned subsidiary of San Diego Trust & Savings Bank ("San Diego Trust"), which in turn was a wholly owned subsidiary of San Diego Financial Corporation ("SDFC"). On that date, SDFC merged into First Interstate Bancorp and San Diego Trust merged into First Interstate Bank of California ("FICAL"). As a result of these transactions, San Diego Financial became an indirect wholly-owned subsidiary of FICAL. On January 12, 1995, San Diego Financial merged into First Interstate Investment Services, Inc., a direct wholly-owned subsidiary of FICAL, which has since changed its name to First Interstate Capital Management, Inc.

           During the fiscal years ended September 30, 1995 and September 30, 1994, the adviser (and prior adviser, as the case may be) was entitled to receive advisory fees from the Government Money Market Mutual Fund at the same annual rates as those currently in effect. For these periods, the adviser (and prior adviser, as the case may be) was entitled to receive $383,269 in fees for the fiscal year ended September 30, 1995 and $442,842 in fees for the fiscal year ended September 30, 1994. The investment adviser did not waive any fees during these periods.

           During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the advisory fees paid to the adviser by the predecessor portfolios of the Treasury Money Market Mutual Fund are listed below. These amounts reflect voluntary fee waivers and expense reimbursements by the adviser. Prior to October 1, 1994, all of these fees were, in turn, paid by the adviser to its affiliates which served as sub-investment advisors during the periods indicated.


        Year Ended                 Period Ended               Year Ended
          9/30/95                    9/30/94                   3/31/94
          -------                    -------                   -------
        $1,160.424                   $454,029                  $900,919

           General. Each Advisory Contract will continue in effect for more than
           -------
two years provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

           Administrator and Co-Administrator. The Company has retained Wells
           ----------------------------------
Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Funds, including coordination of the services performed by each Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Funds; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Funds together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

           For the period indicated below the Funds paid the following dollar amounts of administration fees to Wells Fargo Bank and Stephens.

                                               Six-Months
                                             Ended 3/31/97
                                             -------------
         Fund                      Wells Fargo              Stephens
         -----                     -----------              --------
Cal. Tax-Free                       $______                 $______
Government Money Market             $______                 $______
Money Market Mutual                 $______                 $______
National Tax-Free                   $______                 $______
Treasury                            $______                 $______

           Prior to September 6, 1996, the administrator of the Pacifica predecessor portfolio to the Government and Treasury Money Market Mutual Funds provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, the former administrator was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessors of the Funds. Prior to April 15, 1996, the Treasury Money Market Mutual Fund was administered by the Dreyfus Corporation, at the annual rate of 0.10% of such Fund's average daily net assets. The tables reflect the net amounts paid, and the amounts waived, for administration services by the Funds to Stephens as sole administrator to the Funds for the period begun September 6, 1996 and ended September 30, 1996, during which Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets. The table also reflects the net administration fees paid to the respective former administrators of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996. During the fiscal years ended September 30, 1995 and September 30, 1994, Furman Selz was entitled to receive administration services fees and waived administration fees in the amounts indicated below. During the fiscal years ended September 30, 1996, September 30, 1995, the six-month period ended September 30, 1994 and the administration fees paid to the Dreyfus Corporation by the Treasury Money Market Mutual Fund are listed below.

                                                Period Ended                  Period Ended                Period Ended
                                                  9/30/96                        9/30/95                    9/30/94
                                                  -------                        -------                    -------
                                           Fees             Fees            Fees         Fees          Fees          Fees
            Fund                           Paid            Waived           Paid        Waived         Paid         Waived
            -----                          ----            ------           ----        ------         ----         ------
Government Money Market                 $  120,179            0           $255,512      $25,550      $295,228       $29,523
Treasury Money Market                   $1,745,759            0           $921,886                   $347,499/1/

--------------------
/1/ The amount indicated reflects fees for the period of March 31, 1994 to September 30, 1994.

           For the fiscal years ended December 31, 1994 and 1995, and the period ended September 30, 1996, the California Tax-Free and Money Market Mutual Funds paid the following dollar amounts of administration fees to Stephens, the sole administrator during these periods, based on a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets:

                Fund                                            12/31/94           12/31/95            9/30/96
                ----                                            --------           --------            -------
California Tax-Free Money Market Mutual                         $247,666           $292,095           $245,966
Money Market Mutual                                             $306,209           $954,713           $872,577

           For the period begun April 2, 1996 and ended September 30, 1996, Stephens served as sole administrator to the National Tax-Free Money Market Mutual Fund, and received $731 in administrative fees. Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets for such services.

           Sponsor and Distributor. Stephens (the "Distributor"), located at 111
           -----------------------
Center Street, Little Rock, Arkansas 72201, serves as sponsor, co-administrator and distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for each class of its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

           Under the Plans and pursuant to the Distribution Agreement for the Government Money Market Mutual, National Tax-Free Money Mutual and Treasury Money Market Mutual Funds, each Fund may pay up to 0.05% of the average daily net assets attributable to the Class A shares as compensation for distribution-related services. The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

           Under the Plans in effect for the Class A shares of the California Tax-Free Money Market Mutual and Money Market Mutual Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Fund shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of the Funds provide only for reimbursement of actual expenses. In addition, each Plan contemplates that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.

           For the six-month period ended March 31, 1997, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below.

                                                       Printing &
                                                         Mailing     Marketing      Compensation
          Fund                                 Total   Prospectus    Brochures      to Underwriters
          ----                                 -----   ----------    ---------      ---------------
California Tax-Free
   Money Market Mutual

Government Money Market Mutual

Money Market Mutual

National Tax-Free
   Money Market Mutual

Treasury Money Market Mutual

           With regard to the Government Money Market Mutual and the Treasury Money Market Mutual Funds, for the year ended September 30, 1996, the distributor received the following amounts of 12b-1 fees for expense reimbursement under each Fund's Plan for Class A shares.


           Fund                         Class              Total
           ----                         -----              -----
Government Money Market Mutual          Class A            $29,161

Treasury Money Market Mutual            Class A            $13,064

           Prior to September 6, 1996, PFD, a subsidiary of Furman Selz, served as principal underwriter for the shares of the predecessor portfolios pursuant to a Distribution Contract as of October 1, 1995. The figures in the table above reflect amounts paid to PFD through September 5, 1996 and amounts paid to Stephens from September 6 to September 30, 1996. Under a separate distribution plan for the Money Market Funds, Pacifica, on behalf of the predecessor portfolios paid directly or reimbursed PFD monthly for costs and expenses of marketing their shares.

           For the period begun April 2, 1996 and ended September 30, 1996, the National Tax-Free Money Market Mutual Fund's distributor received $144 in 12b-1 fees as reimbursement for promotional materials.

           For the period ended September 30, 1996, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.

                                          Printing &
                                           Mailing          Marketing        Compensation
      Fund                     Total      Prospectus        Brochures       to Underwriters
      ----                     -----      ----------        ---------       ---------------
California Tax-Free
   Money Market Mutual      $188,355       $39,668           $148,687              N/A

Money Market Mutual
     Class A                $383,963       $24,454           $359,509              N/A

           For the period ended September 30, 1996, WFSI and its registered representatives received no compensation under each Fund's Plans.

           General. Pursuant to Rule 12b-1, a distribution plan must be
           -------
initially approved (and reapproved annually thereafter) by the Board of Directors, including a majority of the Non-Interested Directors of the Company. Agreements related to the Plans also must be approved by such vote of the Directors and Non-Interested Directors. Selling agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. Each Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the relevant class of a Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors. Each Plan requires the Company to provide the Directors, and the Directors to review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Rule also requires that the selection and nomination the Non-Interested Directors of the Company be made by such non-interested directors.

           Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' Class A and B shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Class A and B shares of the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

           Shareholder Servicing Agent. The Funds approved Servicing Plans and
           ---------------------------
have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. For providing these services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25% for the Government Money Market Mutual, National Tax-Free Money Market Mutual and Treasury Money Market Mutual Funds and 0.30% for the California Tax-Free Money Market Mutual and the Money Market Mutual Funds, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. (NASD).

           The dollar amounts of shareholder servicing fees paid by each of the Funds to Shareholder Servicing Agent for the periods indicated below, were as follows:


      Fund                                              3/31/97              9/30/96/1/
      ----                                              -------              ----------
      California Tax-Free Money Market Mutual     $                         $ 344,032
                                                    ----------------
      Money Market Mutual                         $                         $7,594,481
                                                    ----------------
      Government Money Market                     $                         $ 155,369
                                                    ----------------
      National Tax-Free Money Market              $                         $
                                                    ----------------          -------
      Treasury Money Market - Class A             $                         $ 153,899
                                                    ----------------

------------------------------
/1/ These amounts include shareholder servicing fees paid by other classes of the California Tax-Free Money Market Mutual and the Money Market Mutual Funds and reflect fee waivers.

           For the period begun October 1, 1995 and ended September 5, 1996, and under similar service agreements, payments were made to First Intestate Bancorp for the Government Money

Market Mutual and Treasury Money Market Mutual Funds, except that for the same period, and under similar service agreements with certain institutions, including affiliates of FICM, payments were made to various institutions for the Treasury Money Market Mutual Fund. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. The indicated classes of each Fund paid the shareholder servicing fees (after waivers and reimbursements) indicated below for the year ended September 30, 1996:

           General. Each Servicing Plan continues in effect from year to year if
           -------
such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

           Each Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

           Custodian. Wells Fargo Bank has been retained to act as custodian for
           ---------
each Fund. The custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as custodian, Wells Fargo Bank receives a fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

           For the period indicated below, the Funds paid custody fees to Wells Fargo Bank as follows:

                                                            Six-Month
                                                          Period Ended
                  Fund                                       3/31/97
                  ----                                       -------
     Money Market Mutual                                $  ------------

     California Tax-Free Money Market Mutual            $  ------------

     Government Money Market                            $  ------------

     National Tax-Free                                  $  ------------

     Treasury Money Market - Class A                    $  ------------


           For the period ended September 30, 1996, the Money Market Mutual, California Tax Free and National Tax-Free Money Market Mutual Funds did not pay any transfer and dividend disbursing agency fees to Wells Fargo Bank.

           FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as custodian of the predecessor portfolios to the Government and Treasury Money Market Mutual Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

           For the period begun September 6, 1996 and ended September 30, 1996 the Government and Treasury Money Market Mutual Funds paid custody fees to Wells Fargo Bank (after waivers and reimbursements) of $18,315 and $252,183, respectively.

           Transfer and Dividend Disbursing Agent. For its services as transfer
           --------------------------------------
and dividend disbursing agent for the Funds, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of each Fund's average daily net assets. Under the prior transfer agency agreement for the Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets plus reimbursement for all reasonable out-of-pocket expenses.

                                                             Six-Month
      Fund                                                 Period Ended
      ----                                                    3/31/97
                                                              -------
Money Market Mutual                                         $
                                                             ---------
California Tax-Free                                         $
                                                             ---------
Government Money Market                                     $
                                                             ---------
National Tax-Free                                           $
                                                             ---------
Treasury Money Market                                       $
                                                             ---------

           For the nine-month period ended September 30, 1996, the Money Market Mutual, California Tax-Free Money Market Mutual and National Tax-Free Money Market Mutual Funds did not pay any compensation for transfer and dividend disbursing agency services.

           Under the prior transfer agency agreement for the Government Money Market Fund and the Money Market Mutual Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of the Class A shares of the Money Market Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as transfer agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

           For its services as transfer and dividend disbursing agent for the Money Market Mutual and California Tax-Free Money Market Mutual Funds' Class A shares, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of each Fund's average daily net assets for Class A shares. Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

           Underwriting Commissions. The Funds do not assess any front-end sales
           ------------------------
loads or contingent deferred sales charges in connection with the purchase and redemption of shares, and therefore pay no underwriting commissions to the Distributor.

           For the year ended December 31, 1994, the Company's distributor retained and $5,415,227 in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company shares. For the year ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of Company shares.

           For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

           For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

           For the period begun October 1, 1995 and ended September 5, 1996 with respect to the predecessor funds, the aggregate amount of underwriting commissions on sales/redemptions of Pacifica's shares was $150,771. Pacifica Funds Distributor Inc. ("PFD"), retained $18,139 and its registered representatives retained $132,632 of such commissions.

                            PERFORMANCE CALCULATIONS

           Total Return: The Funds may advertise certain total return
           ------------
information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in each Prospectus, each Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

           Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for National Tax-Free Money Market Fund.

        Average Annual Total Return/1/          Cumulative Total Return
      Inception to September 30, 1997       Inception to September 30, 1997
      -------------------------------       -------------------------------



           Yield Calculations: The Funds may, from time to time, include their
           ------------------
yields, tax-equivalent yields (if applicable) and average annual total returns in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Intermediate Bond Fund and the Tax-Free Funds is based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and is computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                   YIELD - 2[(a - b + 1)/6/ -1]
                              -----
                   cd

           where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. The net investment income of the California Tax-Free Bond Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the California Tax-Free Bond Fund's net investment income. For purposes of sales literature, yield on each class of shares of the Bond Fund also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

Quotations of tax-equivalent yield for a Tax-Free Fund are calculated according to the following formula:
                                  TAX EQUIVALENT YIELD = (  E  ) +  t
                                                          -----
                                    1 - p

                              E = Tax-exempt yield
                              p = stated income tax rate
                              t = taxable yield

           The tax-equivalent yield for the California Funds also is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

           Effective Yield: Current yields for the Money Market Funds are based
           ---------------
on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

               Effective Yield = [(Base Period Return +1)365/7]-1.

                 Yield For The Applicable Period Ended 9/30/97/1/
                 ------------------------------------------------

                                                          Thirty-Day Tax-                                 Seven-Day
                                  Thirty-Day Yield        Equivalent Yield          Seven-Day Yield     Effective Yield
                                 -----------------        ----------------          ---------------     ---------------
                                 After        Before     After          Before
               Fund              Waiver       Waiver     Waiver         Waiver     No Sales Charge       No Sales Charge
               ----              ------       ------     ------         ------     ---------------       ---------------
Govt. Money Market Mutual
     Class A                     4.50%          N/A      7.45%            N/A            4.64%                 5.45%

Treasury Money Market Mutual
     Class A                     4.82%          N/A      7.98             N/A            4.80%                 4.91%

       ----------------------
/1/ "After Waiver" figures reflect any reimbursed expenses throughout the period. The yield of the predecessor portfolios' shares through September 5, 1996 is also reflected.

                Yield for the Applicable Period Ended 9/30/97/1/
                ------------------------------------------------

                                                          Thirty-Day
                                    Thirty-Day          Tax-Equivalent                            Seven-Day
           Fund                        Yield               Yield/2/       Seven-Day Yield       Effective Yield
           ----                        -----               -------        ---------------       ---------------
National Tax-Free Money Market           2.73%                5.08%             3.00%                  3.04%

/1/ These figures reflect any reimbursed expenses throughout the period. The yield of the predecessor portfolio's shares through September 5, 1996 is also reflected for the thirty day figures.

/2/ Based on a federal income tax rate of 28.00%.

     Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its yields or total return to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs

     Yield for each Fund is calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Tax-equivalent yield for the California Tax-Free Money Market Mutual Fund is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     Effective yield and effective tax-equivalent yield for the California Tax-Free Money Market Mutual Fund are calculated by determining the net change, or tax-equivalent assumed net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

           Yield For The Applicable Period Ended September 30, 1997
           --------------------------------------------------------

                                                                                                                 Seven-Day
                                                           Seven-Day Tax-              Seven-Day                Effective Tax-
              Fund                  Seven-Day Yield       Equivalent Yield           Effective Yield            Equivalent Yield
              ----                  ---------------       ----------------           ---------------            ----------------
California Tax-Free
Money Market Mutual                      2.94%                  5.52%                       3.01%                      5.60%

Money Market Mutual
     Class A                             4.86%                   N/A                        4.98%                       N/A

     The yield for the Funds will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

     Yield information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     In addition, investors should recognize that changes in the net asset value of shares of each Class of the Money Market Mutual Fund will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return to shareholders of each Class of shares for the period. Yield information for the Funds and each Class may be useful in reviewing the performance of the Funds and each Class and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of each Class, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the

U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $54 billion of assets of individual, trusts, estates and institutions and $20 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per Fund share is determined by the Custodian on each Business Day, as described in the Prospectus for each Fund.

     Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Fund's shares.

     Net asset value per share or class of shares of a Money Market Fund is determined as of 12:00 noon and 1:00 p.m. Pacific time on each Business Day as described in the Prospectus.

     Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

     The valuation of each Money Market Funds' instruments, based upon their amortized cost and the concomitant maintenance by each Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the Act, pursuant to which a Money Market Fund must adhere to certain conditions. Each Money Market Fund must maintain a dollar-weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days (thirteen months) or less, and invest only in securities that are determined to present minimal credit risks pursuant to guidelines adopted by the Directors or the adviser under guidelines approved by the Directors. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

     The Company's Board of Directors has established valuation procedures designed to stabilize, to the extent reasonably possible, each Money Market Fund's price per share as computed for the purpose of sales and redemptions. Such procedures include the determination, at such intervals as the Directors deem appropriate, of the extent to which each such Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Directors determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Money Market Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day a Fund is open for business, provided Wells Fargo Bank also is open for business (a "Business Day"). Currently, Wells Fargo Bank is closed on New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the Funds are typically closed on the weekday immediately before or after such Holiday. The Funds observe the same Holidays as Wells Fargo Bank, except Martin Luther King Jr. Day, Columbus Day and Veterans Day. Nonetheless, for purposes of Fund share purchases, these three days are, effectively, `Holidays' for the Funds, since Wells Fargo Bank is closed.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

     In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

     Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

     The Funds may purchase municipal obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as the investment adviser of each Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for each Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising such Fund.

     Brokerage Commissions. The Funds did not pay any brokerage commissions on
     ---------------------
portfolio transactions for the nine-month period ended September 30, 1996 and the six-month period ended March 31, 1997.

     Securities of Regular Broker/Dealers. As of March 31, 1997, the Funds owned
     ------------------------------------
securities of their "regular brokers or dealers" or their parents, as defined in the Act as follows: ___________________.

     Portfolio Turnover Rate. Changes may be made in the portfolios consistent
     -----------------------
with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                  FUND EXPENSES

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     In General. The Company intends to qualify the Fund as a regulated
     ----------
investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     In addition, the Fund must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to taxable years beginning after August 5, 1997.

     The Fund must also distribute or be deemed to distribute to its shareholders at least 90% of the Fund's net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

     Excise Tax. A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

     Taxation of Fund Investments. Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gain and loss if the securities have been held by the Fund for more than 12 months at the time of disposition of the securities (however, see "Capital Gain Distributions" below).

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     Capital Gain Distributions. Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss), to the extent such distributions are attributable to net capital gain of the Fund, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain. Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than 1 year and 18 months or less. The 1997 Act retains the treatment of short-term capital gain and did not affect the taxation of corporate taxpayers. The Treasury is authorized to issue regulations for application of the reduced capital gain tax rates enacted under the 1997 Act to pass-through entities, including regulated investment companies. Noncorporate shareholders of the Fund may therefore qualify for the reduced rate of tax on capital gain dividends paid by the Fund.

     Other Distributions. Although dividends will be declared daily based on the
     -------------------
Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares. A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge or load on a new purchase of shares of the Fund or a different regulated investment company, the sales charge or load previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charge or load does not exceed the reduction in sales charge or load on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     In addition, if a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The foregoing recharacterization rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Foreign Shareholders. Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust
                                                                     - -
which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not
                                          - -
subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Such tax withholding generally is not refundable. Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Furthermore, distributions of net long-term capital gains are not generally subject to tax withholding.

     Backup Withholding. The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

     Other Matters. Investors should be aware that the investments to be made by
     -------------
a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectuses address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes .

     Special Tax Considerations for the California Tax-Free Money Market
                                 Mutual Fund.

     Federal Considerations. -- The California Tax-Free Money Market Mutual Fund
     ----------------------
intends that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority. However, see "California" below.

           Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Finally, interest on indebtedness incurred to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

           In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that the Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

           Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

           California Considerations.-- The California Tax-Free Money Market
           -------------------------
Mutual Fund expects to be exempt from tax in California on the same basis as under Subchapter M of the

Code as described above. Moreover, if at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of obligations the interest on which, if such obligations were held by an individual, would be exempt from California personal income tax (under either the laws of California or of the United States), the Fund will be entitled to pay dividends to its shareholders which will be exempt from California personal income tax (referred to herein as "California exempt-interest dividends"). Under normal market conditions, the Fund will invest primarily in municipal securities of the State of California, its cities, municipalities and other political authorities so that it can pay California exempt-interest dividends.

           Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid which constitutes California exempt-interest dividends with respect to such taxable year. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California municipal securities and other obligations the interest on which is tax exempt, less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of other investment companies). Dividends paid by the Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates.

           Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be taxed as capital gains and ordinary income dividends, respectively. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for California personal income tax purposes to the extent the shareholder receives California exempt-interest dividends during his or her taxable year. Exempt-interest dividends will be tax exempt for purposes of the California personal income tax. For corporate shareholders, dividends will be subject to the corporate franchise taxes in California.


                                  CAPITAL STOCK

           The Funds are five of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

           Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, two classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

           With respect to matters that affect one class of a Fund's shares but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote are voted separately by series unless otherwise required by the Act, in which case all shares are voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and are voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

           Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

           Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

           Set forth below [as of October 1, 1997] is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of each Fund or 5% or more of the voting securities of each Fund as a whole.

                       5% OWNERSHIP AS OF OCTOBER 1, 1997

                                         Name and                        Class; Type        Percentage         Percentage
         Fund                             Address                       of Ownership         of Class           of Fund
         ----                             -------                       ------------         --------           -------
CALIFORNIA TAX-FREE            Wells Fargo Bank                            Class A            83.96%             83.96%
MONEY MARKET MUTUAL            P.O. Box 7066                         Beneficially Owned
                               San Francisco, CA  94120


MONEY MARKET MUTUAL            Wells Fargo Bank                            Class A            90.12%             76.70%
                               P.O. Box 7066                         Beneficially Owned
                               San Francisco, CA  94120



GOVERNMENT                    First Interstate Bank (Trustee)              Class A            31.03%             31.03%
MONEY MARKET                           Choicemaster                    [Record Holder]
MUTUAL FUND                      Attn: Mutual Funds A88-4
                                       P.O. Box 9800
                                    Calabasas, CA 91372

                            First Interstate Bank of California
                              Attn: Fund Accounting ATM Desk               Class A            51.26%             51.26%
                                   26610 W. Agoura Road                [Record Holder]
                                    Calabasas, CA 91302



TREASURY                                Virg & Co.                         Class A            92.34%              N/A
MONEY MARKET                       Attn: MF Dept. A88-4                [Record Holder]
MUTUAL FUND                            P.O. Box 9800
                                    Calabasas, CA 91372


NATIONAL TAX-                        Wells Fargo Bank                      Class A            84.18%             84.18%
FREE MONEY                             P.O. Box 7066                 Beneficially Owned
MARKET MUTUAL                     San Francisco, CA 94120

                                     Karl R. Kriegbaum                     Class A             6.82%             6.82%
                                 11259 Good Night Lane #1            [Record Holder]
                                     Dallas, TX 75229

           For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class.

                                      OTHER

                The Registration Statement, including the Prospectus of each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI of each Fund as to the contents of any contract or other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

                KPMG Peat Marwick LLP has been selected as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                              FINANCIAL INFORMATION

                The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal period ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on ______ __, 1997. The portfolio of investments, audited financial statements and independent auditors' report for the Funds are attached to all SAIs delivered to current or prospective shareholders.

                Annual Reports may be obtained by calling 1-800-222-8222.

                                  SAI APPENDIX


                The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds
-----------------------------

                Moody's: The four highest ratings for corporate and municipal
                -------
bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

                S&P: The four highest ratings for corporate and municipal bonds
                ---
are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes
---------------

                Moody's: The highest ratings for state and municipal short-term
                -------
obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

                S&P: The "SP-1" rating reflects a "very strong or strong
                ---
capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper
----------------------------------------

                Moody's: The highest rating for corporate and municipal
                -------
commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

                S&P: The "A-1" rating for corporate and municipal commercial
                ---
paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes
---------------

                S&P: The two highest ratings for corporate notes are "SP-1" and
                ---
"SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                            STAGECOACH FUNDS, INC.

                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 15, 1997

                             ARIZONA TAX-FREE FUND
                         CALIFORNIA TAX-FREE BOND FUND
                        CALIFORNIA TAX-FREE INCOME FUND
                            NATIONAL TAX-FREE FUND
                             OREGON TAX-FREE FUND
                       SHORT-TERM MUNICIPAL INCOME FUND

                         Class A, Class B and Class C
              ---------------------------------------------------

     Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company, commonly referred to as a "Mutual Fund". This Statement of Additional Information ("SAI") contains additional information about six funds (each, a "Fund" and collectively, the "Funds") of the Stagecoach Family of Funds. The Arizona Tax-Free, California Tax-Free Bond, California Tax-Free Income, National Tax-Free, Oregon Tax-Free and Short-Term Municipal Income Funds (sometimes, collectively, the "Tax-Free Funds"). The Short-Term Municipal Income Fund offers a single class of shares that are sometimes referred to as "Class A shares." Each of the other Funds offers Class A shares and each Fund, except for the California Tax-Free Income Fund and the Short-Term Municipal Income Funds offers Class B shares. The California Tax-Free Bond and National Tax-Free Funds offer Class C shares.

     This SAI is not a Prospectus and should be read in conjunction with the Funds Prospectus, dated December 15, 1997. All terms used in this SAI that are defined in the Prospectus for each Fund have the meanings assigned in the Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Company's Transfer Agent at the telephone number indicated above.

                      __________________________________

                               TABLE OF CONTENTS
                                                                     Page
                                                                     ----
General.............................................................   1

Investment Restrictions.............................................   2

Additional Permitted Investment Activities..........................   9

Risk Factors........................................................  29

Special Considerations Affecting Arizona Municipal Obligations......  32

Special Considerations Affecting California Municipal Obligations...  33

Special Considerations Affecting Oregon Municipal Obligations.......  37

Management..........................................................  41

Distribution Plans..................................................  53

Servicing Plans and Agreements......................................  56

Performance Calculations............................................  57

Determination of Net Asset Value....................................  66

Additional Purchase and Redemption Information......................  68

Portfolio Transactions..............................................  69

Fund Expenses.......................................................  73

Taxes...............................................................  73

Capital Stock.......................................................  79

Other Information...................................................  82

Independent Auditors................................................  82

Financial Information...............................................  82

Appendix............................................................ A-1

                                    GENERAL

     The Company's California Tax-Free Bond and California Tax-Free Income Funds (sometimes referred to as the "California Funds") were originally organized as funds of the Company. The California Tax-Free Bond Fund commenced operations on January 1, 1992 and the California Tax-Free Income Fund commenced operations on November 18, 1992. The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds were originally organized as investment portfolios of Westcore Trust ("Westcore") under the following names: Arizona Intermediate Tax-Free, Quality Tax-Exempt Income, and Oregon Tax-Exempt Funds, respectively. On October 1, 1995, these Funds were reorganized the National Tax-Exempt Fund, Oregon Tax-Exempt Fund and Arizona Tax-Exempt Fund of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the National Tax-Exempt Fund, Oregon Tax-Exempt Fund and Arizona Tax-Exempt Fund of Pacifica were reorganized as the Company's National Tax-Free, Oregon Tax-Free and Arizona Tax-Free Funds.

     The Company's Short-Term Municipal Income Fund was originally organized on June 3, 1994 as the Short-Term Municipal Income Fund of Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank. The Overland Fund is sometimes referred to herein as a "predecessor portfolio". On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation. As a result of the Consolidation, the predecessor portfolio was reorganized as the Fund on December 12, 1997, and shareholders of the predecessor portfolio became shareholders of the Fund. Prior to the Consolidation, the predecessor portfolio pursued its investment objective by investing all of its assets in a separate Master Portfolio ("Master Portfolio") of Master Investment Trust ("MIT") with the same investment objective as the corresponding predecessor portfolio. The Company's Fund invests directly in a portfolio of securities and does not invest in a corresponding Master Portfolio.


                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies.  Each Fund has adopted the following
     -------------------------------
investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such fund.

     The Arizona, National and Oregon Tax-Free Funds may not:

     (1) purchase or sell commodity contracts (including futures contracts with respect to the Arizona Tax-Free and National Tax-Free Funds), or invest in oil, gas or mineral exploration or development programs, except that each Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Oregon Tax-Free Fund may enter into futures contracts and related options;

     (2) purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate;

     (3) purchase securities of companies for the purpose of exercising control;

     (4) acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act;

     (5) act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting;

     (6) write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Oregon Tax-Free Fund may enter into transactions in futures contracts and related options;

     (7) borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation;

     (8) purchase securities on margin, make short sales of securities or maintain a short position, except that the Funds may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and except that this limitation shall not apply to the Oregon Tax-Free Fund's transactions in futures contracts and related options;

     (9) invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable; nor

     (10) make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies;

     The Arizona Tax-Free Fund may not:

     (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

     (2) purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

     The National Tax-Free Fund may not:

     (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

     (2) purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in municipal obligations with similar characteristics (such as private activity bonds where the payment of principal and interest is the ultimate responsibility of issuers in the same industry, pollution control revenue bonds, housing finance agency bonds or hospital bonds) or the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, the District of Columbia, and their respective agencies, authorities, instrumentalities or political subdivisions.

     The Oregon Tax-Free Fund may not:

     (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

     (2) purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

     The California Tax-Free Bond Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers) and
(ii) obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions with regard to the Fund and except for margin payments in connection with options, futures and options on futures or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); or

     (7) write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

     The California Tax-Free Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), and
(ii) obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets, but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets;

     (7) write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

     (8) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

     With respect to fundamental investment policy (8), the Fund does not intend to loan its portfolio securities during the coming year.

     The Short-Term Municipal Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to: (a) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (b) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers); and provided further that there is no limitation with respect to investments by the Fund in securities issued by registered investment companies;

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) purchase puts, calls, straddles, spreads, or any combination thereof, except that a Fund may purchase securities with put rights in order to maintain liquidity;

     (7) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists);

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of the total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer;

     (9) lend its portfolio securities having a value that exceeds 50% of the current value of their total assets, provided that, for purposes of this restriction, the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering will not be subject to this restriction. The Fund does not intend to make loans of its portfolio securities during the coming year.

     Non-Fundamental Investment Policies. Each Fund is subject to the following
     -----------------------------------
non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the shareholders.

     The California Tax-Free Bond Fund may not:

     (1) purchase or retain securities of any issuer if the officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

     (2) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

     (4) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

     (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities).

     In addition, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, the Fund's investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. These unaffiliated investment companies must have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax.

     The California Tax-Free Income Fund may not:

     (1) purchase or retain securities of any issuer if the Officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

     (2) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

     (4) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

     (5) invest more than 5% of its net assets at the time of purchase in warrants, and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange; nor

     (6) invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     The Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies that have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax. However, the Fund's investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

     The Short-Term Municipal Income Fund may not:

     (1) invest more than 5% of its net assets at the time of purchase in warrants, or more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange;

     (2) purchase or retain securities of any issuer if the officers, directors of the Company or the Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

     (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are guaranteed or insured by the U.S. Government, or a state or municipality, or an agency or instrumentality thereof, if, by reason thereof, the value of a Fund's aggregate investment in such securities will exceed 5% of its total assets;

     (4)  write, purchase or sell options;

     (5) invest more than 15% of the current value of its net assets in repurchase agreements maturing in more than seven days, fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days and other illiquid securities;

     (6)  purchase, hold or deal in real estate limited partnerships; nor

     (7)  engage in any short sales other than short sales against the box.


                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     ASSET-BACKED SECURITIES. THE FUNDS MAY PURCHASE ASSET-BACKED SECURITIES,
     -----------------------
WHICH ARE SECURITIES BACKED BY INSTALLMENT CONTRACTS, CREDIT-CARD RECEIVABLES OR OTHER ASSETS. ASSET-BACKED SECURITIES REPRESENT INTERESTS IN "POOLS" OF ASSETS IN WHICH PAYMENTS OF BOTH INTEREST

AND PRINCIPAL ON THE SECURITIES ARE MADE MONTHLY, THUS IN EFFECT "PASSING THROUGH" MONTHLY PAYMENTS MADE BY THE INDIVIDUAL BORROWERS ON THE ASSETS THAT UNDERLIE THE SECURITIES, NET OF ANY FEES PAID TO THE ISSUER OR GUARANTOR OF THE SECURITIES. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     Bank Obligations. The Arizona Tax-Free, California Tax-Free Bond,
     ----------------
California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating-or variable-interest rates.

     Bonds. Certain of the debt instruments purchased by the Short-Term
     -----
Municipal Income Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

     Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     The Short-Term Municipal Income Fund may invest in variable-rate instruments with a maximum final maturity of up to 30 years, provided the period remaining until the next readjustment of the instrument's interest rate, or the period remaining until the principal amount can be recovered through demand, is less than 5 years.

     Commercial Paper. The Arizona Tax-Free, California Tax-Free Bond,
     ----------------
California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

     Derivative Securities. The Funds may invest in structured notes, bonds or
     ---------------------
other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices of financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuers to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market value may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured of derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

     Floating- and Variable-Rate Obligations. The Arizona Tax-Free, California
     ---------------------------------------
Tax-Free Bond, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds may purchase floating- and variable-rate obligations as described in the Prospectuses. Each Fund may purchase floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Floating- and variable-rate demand instruments acquired by the Arizona, National and Oregon Tax-Free Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide these Funds with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the adviser has determined meets the prescribed quality standards for these Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

     Foreign Securities. Because certain Funds may invest in securities
     ------------------
denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions. The Arizona Tax-Free, California Tax-Free Bond, California Tax-
------------
Free Income, National Tax-Free and Oregon Tax-Free and Short-Term Municipal Funds may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

     Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Fund consisting of cash or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Funds' custodian bank. Purchasing securities on a forward commitment basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of such Fund's total net assets and its net asset value per share. In addition, because a Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

     The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect. The California Tax-Free Bond Fund does not intend to invest more than 5% of its net assets in such securities during the coming year.

     Illiquid Securities. The Arizona Tax-Free, California Tax-Free Income Fund,
     -------------------
National Tax-Free and Oregon Tax-Free Funds will not knowingly invest more than 15% ( 10% for the California Tax-Free Bond Fund) of the value of its net assets is securities that are illiquid because of restrictions on transferability or other reasons. Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under Section 4(2) of the 1933 Act (I) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating organization and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid), if by any reason thereof the value of its aggregate investment in such classes of securities will exceed the applicable limitation described above with respect to its total assets.

     Foreign Securities. BECAUSE CERTAIN FUNDS MAY INVEST IN SECURITIES
     ------------------
DENOMINATED IN CURRENCIES OTHER THAN THE U.S. DOLLAR AND MAY TEMPORARILY HOLD FUNDS IN BANK DEPOSITS OR OTHER MONEY MARKET INVESTMENTS DENOMINATED IN FOREIGN CURRENCIES, THEY MAY BE AFFECTED FAVORABLY OR UNFAVORABLY BY EXCHANGE CONTROL REGULATIONS OR CHANGES IN THE EXCHANGE RATE BETWEEN SUCH CURRENCIES AND THE DOLLAR. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

     Letters of Credit. Certain of the debt obligations (including municipal
     -----------------
securities, certificates of participation, commercial paper and other short-term obligations) which the California Tax-Free Bond and California Tax-Free Income Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

     Loans of Portfolio Securities. In accordance with the policies described in
     -----------------------------
their Prospectuses, California Tax-Free Bond and California Tax-Free Income, may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

     The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

     Mortgage-Backed Securities. CERTAIN FUNDS MAY INVEST IN MORTGAGE-BACKED
     --------------------------
SECURITIES, INCLUDING THOSE REPRESENTING AN UNDIVIDED OWNERSHIP INTEREST IN A POOL OF MORTGAGES, SUCH AS CERTIFICATES OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") AND THE FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

     There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that adviser's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

     Municipal Obligations. Municipal obligations in which Arizona Tax-Free,
     ---------------------
Oregon Tax-Free National Tax-Free, California Tax-Free Bond, California Tax-Free Income and Short-Term Municipal Income Funds may invest subject to the investment policies disclosed in its Prospectus include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Subject to its investment objective and policies, the Short-Term Municipal Income Fund is not limited with respect to which category of municipal bond it may acquire. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

     The two principal classifications of municipal obligations that may be held by a Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. A Fund's portfolio may also include "moral obligation" securities, which are issued normally by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

     There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Private activity bonds include industrial development bonds, which are a specific type of revenue bond backed by the credit and security of a private user. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations if the interest received thereon is exempt from federal income tax but nevertheless subject to the federal alternative minimum tax. Neither California Fund may invest 25% or more of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

     The Tax-Free and Short-Term Municipal Income Funds may also purchase short-term General Obligation Notes, Tax Anticipation Notes ("TANS"), Bond Anticipation Notes ("BANs"), Revenue Anticipation Notes ("RANs"), Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues, and are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a
     ----
result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs
     ----
is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs.  A decline in the receipt of certain revenues, such as anticipated
     ----
revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     As stated in the Prospectuses of the Arizona, Oregon, National, California Bond and California Income Funds, the adviser, under the supervision of the Board, makes determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, with respect to Arizona, California and Oregon obligations, the Funds cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Arizona, California and Oregon obligations, specifically, for investment by a Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund involved would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

     The highest rating assigned by S&P is "AAA" for state and municipal bonds, "SP-1" for state and municipal notes, and "A-1" for state and municipal paper. The highest rating assigned by Moody's is "Aaa," "MIG 1," and "Prime-1" for state and municipal bonds, notes and commercial paper, respectively. These instruments are judged to be the best quality and present minimal risks and a strong capacity for repayment of principal and interest. If a municipal security ceases to be rated or is downgraded below an investment grade rating after purchase by the Fund, it may retain or dispose of such security. In any event, the Short-Term Municipal Income Fund does not intend to purchase or retain any municipal security that is rated below the top four rating categories by a nationally recognized statistical rating organization ("NRSRO"), or, if unrated, is considered by the investment adviser to be of comparable quality. Securities rated in the fourth highest category are considered to have speculative characteristics. A description of ratings is contained in the Appendix to the SAI.

     Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. An issuer's obligation to pay principal or interest on an instrument may be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by the Short-Term Municipal Income Fund, it may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

     Municipal participation interests, which give the purchaser an undivided interest in one or more underlying municipal securities, may be purchased from financial institutions. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to the Short-Term Municipal Income Fund's limitation on the purchase of illiquid securities.

     In addition, the Short-Term Municipal Income Fund may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in its portfolios. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified municipal securities at a specified price. The Fund acquires stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.

     The Short-Term Municipal Income Fund may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations also may be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments.

Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

     Municipal Securities. The Funds may invest in municipal bonds rated at the
     --------------------
date of purchase "Baa" or better by Moody's or "BBB" or better by; S&P, or unrated bonds that are considered by the investment adviser to be of comparable quality. Bonds rated "Baa" and "BBB" have speculative characteristics and are more likely than higher-rated bonds to have a weakened capacity to pay principal and interest in times of adverse economic conditions; all are considered investment grade. Municipal bonds generally have a maturity at the time of issuance of up to 40 years.

     The Funds may invest in municipal notes rated at the date of purchase "MIG 2" (or "VMIG 2" in the case of an issue having a variable rate with a demand feature) or better by Moody's or "SP-2" or better by S&P, or unrated notes that are considered by the investment adviser to be of comparable quality. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

     The Funds may invest in municipal commercial paper rated at the date of purchase "Prime-1" or "Prime-2" by Moody's or "A-1+," "A-1" or "A-2" by S&P, or unrated commercial paper that is considered by the investment adviser to be of comparable quality. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

     In the event a security purchased by a California Fund is downgraded below investment grade, the Fund may retain such security, although the Fund may not have more than 5% of its assets invested in securities rated below investment grade at any time. A description of the ratings is contained in the Appendix to the Funds' SAI.

     Municipal obligations also may include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal interest. The insurance policies will usual be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

     The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations also may be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

     The Funds' investment adviser, under the supervision of the Board of Directors, makes determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds also may purchase unrated municipal lease obligations. The Funds' investment adviser, under the supervision of the Board of Directors, determines the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the underlying lease will not be canceled.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax (and to the exemption of interest from state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Funds' investment adviser nor their counsel will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

     For a further discussion of factors affecting purchases of municipal obligations by the State Tax-Free Funds, see "Special Considerations Affecting Arizona Municipal Securities," "Special Considerations Affecting California Municipal Securities" and, "Special Considerations Affecting Oregon Municipal Securities" in the SAI.

     Stand-By Commitments. The Arizona, National and Oregon Tax-Free and Short-Term Municipal Income Funds may acquire stand-by commitments with respect to municipal obligations held by such Funds. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest that the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

     Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     Each Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the adviser's opinion, present minimal credit risks. Each Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

     Each Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying municipal obligations, which will continue to be valued in accordance with the ordinary method of valuation employed by the Funds. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value.

     Options Trading. CERTAIN FUNDS MAY BUY PUT AND CALL OPTIONS AND WRITE
     ---------------
COVERED CALL AND SECURED PUT OPTIONS. OPTIONS TRADING IS A HIGHLY SPECIALIZED ACTIVITY WHICH ENTAILS GREATER THAN ORDINARY INVESTMENT RISK. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     The Funds may also write covered call and secured put options from time to time as the adviser deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

     There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     Pass-Through Obligations. Certain of the debt obligations which the
     ------------------------
California Tax-Free Bond and California Tax-Free Income Funds may purchase may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Funds. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

     Taxable Investments. Pending the investment of proceeds from the sale of
     -------------------
shares of the Funds or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, each Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves, in instruments that pay interest which is exempt from federal income taxes, but not, from the State Tax-Free Funds, from a respective state's personal income tax, or the following taxable high--quality money market instruments: (i) U.S. Government obligations;
(ii) negotiable certificates of deposit, bankers' acceptance and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

     Temporary Investments. The Short-Term Municipal Income Fund may elect to
     ---------------------
invest temporarily up to 20% of its net assets in: U.S. Government obligations; negotiable certificates of deposit, bankers' acceptance and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1--" or "A-1" by S&P; high quality taxable municipal obligations; shares of taxable or tax-free money market mutual funds; and repurchase agreements. The Short-Term Municipal Income Fund may invest temporarily in shares of other open-end, management investment companies, subject to the limitations of Sections 12(d)(1) of the Investment Company Act of 1940 (the "1940 Act"). Purchases of shares of other investment companies will be limited to temporary investments in shares of unaffiliated investment companies, and the investment adviser will waive its fee for that portion of the Fund's assets so invested. Such temporary investments would most likely be made for cash management purposes or when there is an unexpected or abnormal level of investor purchases or redemptions of shares of the Fund or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income taxes. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such taxes.

     Repurchase Agreements. The Arizona Tax-Free, California Tax-Free Bond, California Tax-Free Income, National Tax-Free and Oregon Tax-Free and Short-Term Municipal Income Funds [PROSPECTUS ONLY SAYS CALIFORNIA FUNDS] may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by a Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Funds may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

     Investment Company Securities. The Arizona Tax-Free, California Tax-Free Bond, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds may invest in securities issued by other open-end management investment companies which principally invest in securities of the type in which such Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The California Funds may invest in such securities in accordance with their respective investment policies.

     Borrowing and Reverse Repurchase Agreements. The Arizona Tax-Free, California Tax-Free Bond, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Unrated Investments. The California Tax-Free Bond, California Tax-Free
     -------------------
Income and Short-Term Municipal Income Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by such Fund. After purchase, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by these Funds. Neither event will require a sale of such security by the Funds. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations. The Arizona Tax-Free, California Tax-Free
     ---------------------------
Bond, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds may invest in various types of U.S. Government obligations in accordance with the policies described in each Fund's Prospectus. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

     The Short-Term Municipal Income Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligation, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield, duration or value due to their structure or contract terms.

     Warrants. Although they have no present intention to do so, the California
     --------
Tax-Free Bond and California Tax-Free Income Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Funds may invest directly.

     When-Issued Securities.  The Short-Term Municipal Income Fund may purchase
     ----------------------
securities on a when-issued basis, in which case delivery and payment normally take place within 120 days after the date of the commitment to purchase. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

     The Fund has established segregated accounts in which the Fund maintains liquid assets in an amount at least equal in value to its Fund commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Nationally Recognized Statistical Ratings Organizations. The ratings of
     -------------------------------------------------------
Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                 RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The market value of investments in fixed-income securities changes in response to various factors, such as changes in market interest rates and the financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which a Fund invests are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

     The debt securities held by the Fund also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which the Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Fund's portfolio securities and, hence, the value of your investment in the Fund.

     Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss regardless of the adviser's intent in using the derivatives.

     Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

     As with all mutual funds, there is no assurance that the Funds will achieve their investment objectives.

     Each [TAX-FREE] Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, a Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects. To the extent that such a Fund's assets are concentrated in municipal obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds payment of municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations.

     Each [STATE TAX-FREE] Fund is classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.

     The concentration of the State Tax-Free Funds in municipal obligations of particular states raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of state issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of state-specific issues with the yield of a more diversified portfolio including issues of other states before making an investment decision.

     The State Tax-Free Funds have constitutional and/or statutory restrictions that affect government revenues. Because of the nature of the various restrictions, certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, it is not presently possible to determine the impact of these restrictions and related measures on the ability of governmental issuers in Oregon and Arizona to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to municipal obligations of governmental issuers in these states over the past several years.

     In addition to the risk of nonpayment of state and local governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by a Fund. Since there are a number of buyers of such debt that may be similarly restricted, the supply of eligible securities could become inadequate at certain times. Similarly, there is a relatively small active market for Arizona Obligations, California Obligations and Oregon Obligations and the market price of such bonds may therefore be volatile. If any of the State Tax-Free Funds were forced to sell a large volume of Arizona Obligations, California Obligations or Oregon Obligations for any reason, such as to meet redemption requests for a large number of shares, there is a risk that the large sale itself would adversely affect the value of such Fund's portfolio.

     California experienced recurring budget deficits for four of its five fiscal YEARS ENDED JUNE 30, 1992, caused by lower than anticipated tax revenues and increased expenditures for certain programs. The budget deficits of the early 1990's depleted the state's available cash resources, and the state had to use a series of external borrowings to meet its cash needs. As a consequence, between 1991 and 1994, three of the agencies rating California's long-term debt lowered their rating of the state's general obligation bonds. In particular, on July 15, 1994, Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A--" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." Such downgrading may impair issuers of California municipal obligations from paying interest on or repaying the principal of such California municipal obligations. Although further downgrading and other factors may impact the availability of securities that meet a Fund's investment policies and restrictions, California has had operating surpluses for its past four fiscal years ended June 30, 1996 and has forecast a balanced 1996-1997 fiscal year budget. [ON JULY 30, 1996, STANDARD & POOR'S UPGRADED ITS RATING OF CALIFORNIA MUNICIPAL OBLIGATIONS BACK TO "A--," REFLECTING CALIFORNIA'S ECONOMIC IMPROVEMENT.] However, the rating agencies continue to monitor events in the state and the state and local governments' responses to budget shortfalls. The Funds' investment adviser continues to monitor and evaluate a Fund's investments in light of the events in California and the Fund's investment objective and investment policies.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

        SPECIAL CONSIDERATIONS AFFECTING ARIZONA MUNICIPAL OBLIGATIONS

     The concentration of the Arizona Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

     Under its constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases which are subject to annual appropriation at the option of the local government.

     There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in the State without voter approval. This restriction does not apply to taxes levied to pay general obligation debt.

     There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval, or to restructure the State's revenue mix among sales, income, property and other taxes. It is possible that if any such proposals were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

     Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, at various times in the past, utilized a combination of spending reductions or reductions in the rate of growth in spending, and tax increases. In recent years, the State's fiscal situation has improved even while tax reduction measures have been enacted each year since 1992. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase state revenue. Accordingly, it will be more difficult to reverse tax reductions, which may adversely affect state fund balances and fiscal conditions over time.

     Arizona state government general fund revenue growth in fiscal year 1996 is forecast to increase just 4.1%, although growth would be projected at 10.9% but for legislative changes, principally an income tax reduction measure enacted in 1995. The 6.8% adjusted projected increase in sales tax revenue, adjusted for reductions resulting from legislative changes, reflects continued strong economic growth in the state. With revenue growth outpacing increased expenditures, the state general fund is projected to end fiscal year 1996 with a total general fund balance of approximately $579 million. The amount of this balance is approximately 12.5% of total general fund expenditures for fiscal year 1996. Included in the total balance is a general fund ending balance of approximately $347 million, and a budget stabilization ("rainy day") fund balance of approximately $232 million.

     The fiscal year 1997 budget adopted by the legislature assumes that the total general fund balance carried forward from fiscal year 1996 will be drawn down by approximately $230 million during the course of fiscal year 1997. Based on this assumption, the total general fund balance at the end of fiscal year 1997 should be lower than for fiscal year 1996.

     Additionally, the 1995 legislature enacted a $200 million income tax reduction package, and the 1996 legislature enacted a $200 million property tax reduction package. There may be additional legislative activity during 1997 in the area of tax reform and school finance, and the 1998 general election ballot may include one or more questions related to these issues and the State's tax structure generally. The outcomes of any legislative actions or election issues of this nature may adversely affect State fund balances and fiscal conditions.

     Arizona has a diversified economic base that is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, which was at one time a major sector, now plays a much smaller role in the State's economy. For several decades, the population of the State has grown at a substantially higher rate than the population of the United States. While the State's economy flourished during the early 80's, a substantial amount of overbuilding occurred, adversely affecting Arizona-based financial institutions, many of which were placed under the control of the Resolution Trust Corporation. Spillover effects produced further weakening in the State's economy. The Arizona economy has begun to grow again, albeit at a slower pace than experienced before the real estate collapse. The North American Free Trade Agreement is generally viewed as beneficial to the State. However, current and proposed reductions in federal military expenditures may adversely affect the Arizona economy.

       SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

     Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

     The California Economy and General Information. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

     The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.

     The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."

     However, since the start of 1994, California's economy has been recovering steadily. Employment has grown in excess of 500,000 during 1994 and 1995, and is expected to continue to grow in 1996. Because of the improving economy and the California's fiscal austerity, the state has had operating surpluses for its past four consecutive fiscal years through 1996-97 and has forecast a balanced 1996-97 fiscal year budget. In addition, the SFEU was projected to have a small negative balance of approximately $70 million as of June 30, 1996, all but eliminating the accumulated budget deficit of the early 1990's, and a modest reserve of $305 million, as of June 30, 1997. For these and other reasons, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 30, 1996.

     Local Governments. On December 6, 1994, Orange County, California became
     -----------------
the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy.

     On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles County, California causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long term bonds was downgraded for the third time since 1992. Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $1 billion in the 1996-97 fiscal year. Even though the state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

     State Finances. The moneys of California are segregated into the General
     --------------
Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the

SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

     Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.

     Changes in California Constitutional and Other Laws. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad volorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

     In 1988, California voters approved "Proposition 98," which amended Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

     Other Information. Certain debt obligations held by the California Tax-Free
     -----------------
Funds may be obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a California Tax-Free Fund would not be paid in a timely manner.

     Certain debt obligations held by the California Tax-Free Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

     There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                                     * * *

     The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

         SPECIAL CONSIDERATIONS AFFECTING OREGON MUNICIPAL OBLIGATIONS

     The concentration of the Oregon Tax-Free Fund in Oregon obligations raises additional considerations for investors in that portfolio, as discussed below.

     State Bonds and Revenues
     ------------------------

     As of September 1, 1996, $3.64 billion in general obligation bonds issued by the State of Oregon and its agencies and instrumentalities were outstanding, including $125.1 million in general obligation bonds supported by the budget for the State's general fund and $3.52 billion of self-supporting general obligation bonds. The State's self-supporting general obligation bonds include $2.90 billion of State veteran's bonds, which, in the event of poor economic conditions resulting in an increased number of mortgage defaults, could cease to be self-supporting. All of the existing and outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of and interest on such bonds. With the exception of the veteran's bonds, for which no more than two mills on each dollar valuation may be levied to pay principal and interest, the authority of the State to tax property for the payment of its general obligation bonds is unlimited. Since at least 1950, the State has not imposed ad valorem tax for the payment of any of its obligations because other revenues, including those generated by the self-supporting bonds, have been sufficient.

     In addition to general obligation bonds, various State statutes authorize the issuance of State revenue bonds and certificates of participation. These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals. The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds, so they are more sensitive to changes in the economy. There can be no assurance that future economic problems will not adversely affect the market value of Oregon obligations held by the Fund or the ability of the respective obligors (both private and governmental) to make required payments on such obligations.

     Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions. The principal sources of State tax revenues are personal income and corporate income taxes. In the legislatively adopted budget for the 1995-97 biennium, approximately 96.6% of the State's revenues for the 1995-97 biennium were projected to come from combined income taxes, insurance taxes, gift and inheritance taxes, and cigarette and tobacco taxes. Since 1983 State revenues have improved substantially, and in recent years the State has granted tax refunds because of budget surpluses, as required by statute. The State's September 1, 1996 economic and revenue forecast predicts that State General Fund revenues for the 1995-97 biennium will exceed the legislatively approved budget forecast by approximately $331.6 million (or 4.8%).

     The Economy
     -----------

     Oregon's economy is projected to maintain a substantial portion of its momentum through the end of 1997. Oregon remains one of the fastest growing states in the country. High technology manufacturing and the service sector are the primary engines driving the State economy. Despite the positive overall tone at year end, there were definite signs of slowing in the construction and the national/international semiconductor industry.

     The Oregon economy appears to have ample momentum to continue growing through 1997, though the pace is likely to be slower than the previous two-year period. Expansion of the State's semiconductor industry and its suppliers will likely remain the key engine driving growth in the State. Rising wages and a continuing flow of new residents are expected to generate jobs in the State's service and trade sectors. The primary factors likely to slow growth over the next two years are dwindling supply of skilled labor and flattening of the construction boom.

     Oregon's income, employment and population are expected to increase faster than the country as a whole over the 1995 to 2003 period as they have since 1987. However, job growth is expected to slow in 1996 and 1997. The State's population is projected to grow by 13.5 percent between 1995 and 2003, a gain of 422,000 people.

     Oregon has successfully restructured from an economy highly dependent on the timber industry to one in which high technology manufacturing and services also play a prominent role. The fundamentals appear to be in place for the State to continue growing faster than the overall U.S. economy through 2001. Despite the generally favorable long-term outlook, rising housing and labor costs are expected to begin pushing the State's growth rate back toward the national average. Moreover, the State's growing dependence on the semiconductor industry is likely to lead to some unstable conditions as the industry expands and contracts in response to national and international pressures.

     Recent Environmental Developments
     ---------------------------------

     In 1991 and 1992, in response to concerns over diminishing salmon runs, three populations of Snake River salmon were placed on the Endangered Species list. More recently, the National Marine Fisheries Service and the U.S. Fish and Wildlife Service have commenced status reviews of hundreds of additional salmon and trout populations in the Columbia Basin and throughout Western Oregon. The Snake River salmon listings have already had substantial economic impacts, primarily through increased electricity rates and related impacts on rate-sensitive industries such as the aluminum industry. Efforts to protect salmon and steelhead populations may eventually affect a wide variety of industrial, recreational and land use activities, with corresponding impacts on long-term economic growth; however, the magnitude and extent of any future environmental action is impossible to predict at this time. The State's economic forecasts do not address the potential impact of endangered species problems on Oregon's economy.

     Recent Developments Affecting Government Revenues.
     -------------------------------------------------

     Ballot Measure 5. Article XI, section 11b of the Oregon Constitution, adopted by Oregon's voters in November 1990 ("Ballot Measure 5"), imposes an aggregate limit on the rate of property taxes, including ad valorem taxes, that may be levied against any real or personal property. The limit is subject to certain exceptions and is being phased in over a five-year period. Beginning with the tax year that starts on July 1, 1996, the final year of the phase-in period, not more than $15 per $1,000 of real market value can be levied against any piece of property. Of this amount, $5 may be used for public education, and the remaining $10 may be used for general governmental purposes.

     The limitations of Ballot Measure 5 do not apply to taxes imposed to pay the principal of and interest on bonded indebtedness authorized by a specific provision of the State Constitution. Therefore, the ability of the State to levy taxes to service its constitutionally authorized general obligation bonds is not subject to the limit. In addition, because the State currently receives its revenues from sources other than property taxes, Ballot Measure 5 has not directly affected State revenues.

     The tax limitations of Ballot Measure 5 do not apply to user fees, licenses, excise or income taxes and incurred charges for local improvements. Since 1990 local governments have begun to rely more heavily on such fees and taxes to finance certain services and improvements.

     Ballot Measure 5 has controlled the growth of local property tax revenues since its adoption. Although the growth in local property valuations during the period 1991 to 1995 has somewhat mitigated the potential impacts of Ballot Measure 5, revenues of local government units in Oregon have generally been adversely affected by the adoption of Ballot Measure 5. This appears to be particularly true with respect to school districts operating revenues.

     Ballot Measure 5 required the State to replace a substantial portion of the lost revenues of local school districts through the end of fiscal year 1995-96. Although this obligation has now expired, the extent of revenue loss perceived to have been incurred by local school districts indicates that the State may continue to provide significant revenue relief to these governmental units. In addition, the provisions of the initiative known as Ballot Measure 47, as defined and discussed below, is expected to also result in the State making further financial assistance available to certain units of local government as a result of further restrictions and limitations placed upon the ability of units of local government to generate revenues through Oregon's system of ad valorem property taxation.

     Ballot Measure 47. At the November 5, 1996 general election, the voters of
     -----------------
the State of Oregon approved a constitutional amendment creating new sections 11g, 11h, 11i and 11j within Article XI of the Oregon Constitution. The initiative proposing these amendments was commonly referred to as "Ballot Measure 47" or "Cut and Cap."

     Ballot Measure 47 will generally reduce the revenues of local governments available from ad valorem property taxes starting on July 1, 1997. For fiscal year 1997-98, the amount of tax which may be collected from each property subject to taxation is limited to the lesser of the amount due for fiscal year 1995-96 reduced by ten percent (10%) or the amount due for fiscal year 1994-95. Future increases in annual ad valorem property taxes which can be collected from each property subject to taxation are limited to three percent (3%) unless certain exceptions apply. Ballot Measure 47 also contains provisions limiting local governments' ability to shift activities previously funded in whole or in part from ad valorem property tax revenues to a user fee or other form of non-ad valorem property tax basis. One of the exceptions is for taxes levied to pay bonded indebtedness which has been approved by the voters in accordance with certain specific and new guidelines contained in Ballot Measure 47.

     By its terms, Ballot Measure 47 does not affect the revenues of governmental units which do not rely upon the collection of ad valorem property taxes, such as the State, or governmental operations which are supported solely from user fees and charges, such as many municipal utilities. However, its revenue reducing provisions are expected to create new financial burdens on the State revenue resources as well as on the revenue resources of units of government which levy and collect ad valorem property taxes. Such burdens are expected to arise, at least in part, from the potential need for the State to assist units of local government adversely affected by the implementation of Ballot Measure 47. Although the actual impact of Ballot Measure 47 on a particular unit of local government cannot presently be determined because the methodology for applying its provisions to individual properties has not yet been established, it is anticipated that the general fund operations of many local government units will be materially adversely affected by its revenue reduction and revenue growth limiting provisions.

     The Initiative Process. The Oregon Constitution reserves to the people of
     ----------------------
the State initiative and referendum power pursuant to which measures designed to amend the State Constitution or enact legislation, can be placed on the statewide general election ballot for consideration by the voters. "Referendum" generally means measures referred to the electors by a legislative body such as the State Legislative Assembly or the governing body of a city, county or other political subdivision, while "initiative" generally means a measure placed before the voters as a result of a petition circulated by one or more private citizens.

     Any person may file a proposed initiative with the Oregon Secretary of State's office. The Oregon Attorney General is required by law to draft a proposed ballot title for the initiative, and interested parties may submit comments on the legal sufficiency of the proposed ballot title and on whether the proposed initiative complies with a "one subject only" rule for initiative measures. After considering any public comments, the Attorney General must either certify or revise the draft ballot title. In general, any elector who timely submitted written comments on the draft ballot title may petition the Oregon Supreme Court seeking a revision of the certified ballot title.

     To have an initiative placed on a general election ballot, the proponents of the proposed initiative must submit to the Secretary of State initiative petitions signed by a number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor in the most recent gubernatorial election. The initiative petition must be filed with the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted. State law permits persons circulating initiative petition to pay money to persons obtaining signatures for the petition.

     Over the past decade Oregon has witnessed increasing activity in the number of initiative petitions that have qualified for the statewide general election. As of December 1, 1996, no initiatives had qualified to be placed on the November 1998 general election ballot. In recent years, a number of initiatives involving the fiscal operations of the State were proposed and placed on the ballot. Several of these initiatives have been approved by the voters and have had or will have a significant impact on the fiscal operations of the State and local governments. See "Recent Developments Affecting Government Revenues - Ballot Measure 5 and Measure 47." Other initiatives, had they been approved by the voters, also may have had significant impacts on the fiscal operations of the State.

     It is difficult to predict with certainty either the likelihood of a proposed initiative measure obtaining the required number of valid initiative petition signatures or the likelihood of an initiative that has acquired the necessary number of valid signatures being approved by the voters. There can be no assurance that additional initiatives that will have a material adverse impact on the financial condition of the State or units of local government or the State's or units of local government's ability to collect the revenues required to repay their general obligation bonds, revenue bonds or other obligations will not be proposed, placed on the ballot, or be approved by the voters.

     Judicial challenges seeking interpretations and clarifications of the scope and application of Ballot Measure 5 continue to be filed. It is anticipated that the passage of Measure 47 will also require substantial judicial interpretation of its meaning and application. If it is judicially determined that certain statutes adopted by the Oregon legislature to implement Ballot Measure 5 or statutes expected to be adopted relating to Measure 47 do not adequately implement the restrictions contained in that measure, local governments may have to seek new funding sources for certain items which have been traditionally financed in part through the issuance of voter approved ad valorem tax supported indebtedness.

     The Oregon Bond Market. There is a relatively small active market for
     ----------------------
municipal bonds of Oregon issuers other than the general obligations of the State itself, and the market price of such other bonds may therefore be volatile. If the Oregon Tax-Free Fund were forced to sell a large volume of Oregon Obligations owned by it for any reason, such as to meet redemption requests for a large number of its shares, there is a risk that the large sale itself would adversely affect the value of the Oregon Tax-Free Fund's portfolio.

                                  MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Fund and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                             Principal Occupations
Name, Age and Address         Position       During Past 5 Years
---------------------         --------       -------------------
Jack S. Euphrat, 75           Director       Private Investor
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46           Director,      Executive Vice President of Stephens;
                              Chairman and   Manager of Financial Services Group;
                              President      President of Stephens Insurance Services Inc.;
                                             Senior Vice President of Stephens Sports
                                             Management Inc.; and President of
                                             Investor Brokerage Insurance Inc.

Thomas S. Goho, 55            Director       Associate Professor of Finance of the School
321 Beechcliff Court                         of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                     University since 1982.

Joseph N. Hankin, 57          Director       President of Westchester Community College
75 Grasslands Road                           since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                         University Teachers College since 1976.
(appointed as of September 6, 1996)

*W. Rodney Hughes, 71         Director       Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79           Director       Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53          Director                     Private Investor; Chairman of Home Account
4 Beaufain Street                                          Network, Inc. Real Estate Developer;
Charleston, SC 29401                                       Chairman of Renaissance Properties Ltd.;
                                                           President of  Morse Investment Corporation;
                                                           and Co-Managing Partner of Main Street Ventures.

Richard H. Blank, Jr., 41     Chief Operating              Associate of Financial Services Group of
                              Officer,                     Stephens; Director of Stephens Sports
                              Secretary and Treasurer      Management Inc.; and Director of Capo Inc.



                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                         Total Compensation
                          Aggregate Compensation           from Registrant
Name and Position             from Registrant             and Fund Complex
-----------------             ---------------             ----------------
 Jack S. Euphrat                  $11,250                      $33,750
    Director

  R. Greg Feltus                    $-0-                         $-0-
    Director

  Thomas S. Goho                  $11,250                      $33,750
    Director

Joseph N. Hankin                    $-0-                         $-0-
    Director
(appointed as of 9/6/96)

  W. Rodney Hughes                $ 9,250                      $27,750
    Director

  Robert M. Joses                 $11,250                      $33,750
    Director

  J. Tucker Morse                 $ 9,250                      $27,750
    Director

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 15, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of any Class of any Fund of the Company.

     INVESTMENT ADVISER. Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment adviser, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund.

     Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest-rate and security market trends, portfolio composition, credit conditions and average maturities of each Fund. As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below, of the average daily value of each Fund's average daily net assets.

                                                       Annual Rate
        Fund                                   (as percentage of net assets)
        ----                                   -----------------------------

Arizona Tax-Free                                          0.50%
California Tax-Free Bond                                  0.50%
California Tax-Free Income                                0.50%
National Tax-Free                                         0.50%
Oregon Tax-Free                                           0.50%
Short-Term Municipal Income                               0.50%


     For the period indicated below, the Funds paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts.

                       Period Ended 3/31/97
                       --------------------
      Fund                    Fees Paid           Fees Waived
      ----                    ---------           -----------

Arizona Tax-Free              $                   $
California Tax-Free Bond
California Tax-Free Income
National Tax-Free
Oregon Tax-Free

     The California Funds. For the periods indicated below, the California Funds
     --------------------
paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:

                                       Nine-Month
                                      Period Ended            Year Ended                  Year Ended
                                        9/30/96                12/31/95                    12/31/94
                                      ------------            ----------                  ----------
                                  Fees          Fees       Fees           Fees          Fees       Fees
  Fund                            Paid         Waived      Paid          Waived         Paid      Waived
  ----                            ----         ------      ----          ------         ----      ------
California Tax-Free            $1,202,280       $-0-    $1,542,893        -0-         $368,134   $1,728,107
 Bond
California Tax-                $  281,991      $18,321  $  236,632     $ 31,013          -0-     $  279,496
  Free Income

     The Arizona, National and Oregon Tax-Free Funds. Prior to September 6,
     -----------------------------------------------
1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the predecessor portfolios of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. On September 6, 1996, the predecessor portfolios were reorganized as the Arizona Tax-Free National Tax-Free and Oregon Tax-Free Funds and Wells Fargo Bank became the investment adviser. For the fiscal year ended September 30, 1996 the Funds paid the advisory fees indicated below and the indicated amounts were waived. These amounts include advisory fees paid by the predecessor portfolios to FICM/WFIM prior to September 6, 1996.

     Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. and First Interstate Bank of Washington, N.A. served as co-advisers to the predecessor portfolios of the National Tax-Free Fund; First Interstate Bank of Oregon, N.A. served as adviser to the predecessor portfolio of the Oregon Tax-Free Fund; and First Interstate Bank of Arizona, N.A. served as adviser to the predecessor portfolio of the Arizona Tax-Free Fund. For the periods ended September 30, 1995, May 31, 1995 and May 31, 1994, the prior advisers for these Funds were entitled to receive advisory fees from the Funds at the same annual rates as those that were in effect for WFIM. For these periods, the prior advisers were entitled to receive the following amounts in advisory fees:

   For the periods indicated below, the prior advisers for the predecessors of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds waived advisory fees and reimbursed expenses in the following amounts:

                        Period Ended       Period Ended       Period Ended        Period Ended
                          9/30/96            9/30/95*            5/31/95            5/31/94
                     -----------------   ----------------   ------------------  ------------------
                      Fees      Fees      Fees     Fees      Fees       Fees     Fees       Fees
Fund                  Paid     Waived     Paid    Waived     Paid      Waived    Paid      Waived
----                  ----     ------     ----    ------     ----      ------    ----      ------
Arizona              $ 22,457  $98,300   $41,159  $66,373   $124,904  $166,803  $128,905  $172,383
National             $      0  $67,463   $24,173  $68,667   $ 67,845  $145,244  $ 57,059  $141,590
Oregon               $173,249  $57,377   $84,999  $43,995   $256,430  $ 84,770  $269,574  $104,948

*  The Funds changed their fiscal year from May 31 to September 30.

     The Short-Term Municipal Income Fund.  Prior to the Consolidation and its
     ------------------------------------
reorganization as a Fund of the Company, the predecessor portfolio to the short-term Municipal Income Fund was a portfolio of Overland and, invested all of its assets into a corresponding Master Portfolio of MIT and did not retain an investment adviser. Wells Fargo Bank served as investment adviser to the Master Portfolio in which the predecessor portfolio invested. Wells Fargo Bank was entitled to receive a monthly fee at the annual rate of 0.50% of the Master Portfolio's average daily net assets. For the period ended December 31, 1994 and the years ended December 31, 1995 and 1996, the Master Portfolio paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                        Period Ended       Period Ended        Period Ended
                          12/31/94*          12/31/95            12/31/96
                      ---------------     ---------------    -----------------
                      Fees      Fees      Fees     Fees      Fees      Fees
                      Paid     Waived     Paid    Waived     Paid     Waived
                      ----     ------     ----    ------     ----     ------
                      $0       $7,879     $0      $62,512    $0       $104,623

__________________________
* The Short-Term Municipal Income Master Portfolio commenced operations on June 3, 1994.

     General. The advisory contracts continue in effect for more than two years
     -------
provided the continuance is approved annually (i) by the holders of a majority of a Fund's outstanding voting securities or (ii) by the Company's Board of Directors and by a majority of the Directors of the Company who are not parties to the advisory contracts or "interested persons" (as defined in the 1940 Act) of any such party. The advisory contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreement among Wells Fargo Bank, Stephens and the Company Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

     For the period indicated below the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for Administration and Co-Administration Fees.


                                           Six Months
                                          Ended 3/31/97
                                          -------------

    Fund                     Wells Fargo                 Stephens
    ----                     -----------                 --------
Arizona Tax-Free             $ ________                  $ ________
California Tax-Free Bond     $ ________                  $ ________
California Tax-Free Income   $ ________                  $ ________
National Tax-Free            $ ________                  $ ________
Oregon Tax-Free              $ ________                  $ ________


     The California Funds. For the periods indicated below, the California Funds
     --------------------
paid the following dollar amounts of administrative fees to Stephens who, as sole administrator to the Funds for these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of each Fund's average daily net assets:



    Fund                     9/30/96     12/31/95   12/31/94
    ----                     -------     --------   --------
California Tax-Free Bond     $73,687     $93,013    $126,570
California Tax-Free Income   $18,371     $16,793    $      0


     The Arizona, National and Oregon Tax-Free Funds. Prior to September 6,
     -----------------------------------------------
1996, the administrator (Furman Selz LLC) of the Pacifica predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds provided management and administrative services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, the former administrator was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessors of all such Funds. The tables reflect the net amounts paid (after waivers) for administrative services by the Funds to Stephens as sole administrator to the Funds for the period begun September 6, 1996 and ended September 30, 1996, during which Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets. The table also reflects the net administration fees paid to the respective former administrators of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.




    Fund                                                     9/30/96
    ----                                                    ----------
Arizona Tax-Free                                            $   24,636
National Tax-Free                                           $   14,138
Oregon Tax-Free                                             $   49,627

     Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the administrator for the predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. For its administration services, ALPS was entitled to receive the following amounts for the periods indicated below and waived the amounts indicated below:

                        Period Ended       Period Ended        Period Ended
                          9/30/95*            5/31/95            5/31/94
                     ----------------   ------------------  ------------------
                      Fees     Fees      Fees       Fees     Fees       Fees
  Fund                Paid    Waived     Paid      Waived    Paid      Waived
  ----                ----    ------     ----      ------    ----      ------
Arizona Tax-Free     $4,116     0       $12,490         0   $12,890         0
National Tax-Free    $2,417     0       $ 6,785    $2,018   $ 5,706    $4,210

Oregon Tax-Free      $8,500   0     $25,643   0     $26,957   0

*  The Funds changed their fiscal year from May 31 to September 30.

     The Short-Term Municipal Income Fund. Prior to the Consolidation, Wells
     ------------------------------------
Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the predecessor Short-Term Municipal Income Fund under substantially similar terms to the Administration and Co-Administration Agreements with the Funds. Prior to February 1, 1997, Stephens served as sole administrator to the predecessor portfolio and provided the predecessor portfolio with essentially the same services described above. Stephens was entitled to receive a monthly fee from the predecessor portfolio at the annual rate of 0.15% of the predecessor portfolio's average daily net assets up to $200 million and 0.10% in excess of $200 million.

     For the period ended December 31, 1994, and the years ended December 31, 1995 and 1996, the predecessor portfolio paid administration fees to Stephens as follows:

                      Period Ended   Period Ended   Period Ended
                        12/31/94       12/31/95       12/31/96
                      ------------   ------------   ------------
                         $2,497         $19,436        $19,941


     SPONSOR AND DISTRIBUTOR.  Stephens serves as each Fund's sponsor and
     -----------------------
distributor.

     SHAREHOLDER SERVICING AGENT. The Arizona, Oregon, National, California Bond
     ---------------------------
and California Income Funds approved Servicing Plans and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. For providing these services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25% (and with respect to the California Funds, not to exceed 30%), on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the conduct Rules of the National Association of Securities Dealers, Inc. (NASD).

     For the period indicated below the dollar amounts of shareholder servicing fees paid by the Funds to Wells Fargo Bank or its affiliates were as follows:

                                              Six Months
               Fund                          Ended 3/31/97
               ----                          -------------
Arizona Tax-Free                                 $_____
California Tax-Free Bond                         $_____
California Tax-Free Income                       $_____
National Tax Free                                $_____
Oregon Tax-Free                                  $_____

     The California Funds.  The dollar amounts of shareholder servicing
     --------------------
fees paid by each California Fund to Wells Fargo Bank or its affiliates for the nine-month period ended September 30, 1996 were as follows:


                         Shareholder Servicing Fees
                         --------------------------

               Fund                Sept. 30, 1996/1/
               ----                -----------------
California Tax-Free Bond
  Class A                              $  88,029
  Class B                              $  11,130

California Tax-Free Income                  $0

___________
/1/   After waivers and reimbursements.

     The Arizona, National and Oregon Tax-Free Funds. For the period begun
     -----------------------------------------------
OctOber 1, 1995 and ended September 5, 1996, and under similar service agreements, payments were made to First Intestate Bancorp for the following funds. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. The indicated classes of each Fund paid the following shareholder servicing fees for the year ended September 30, 1996:

                         Shareholder Servicing Fees/1/
                         ----------------------------

                               Year Ended
               Fund         September 30, 1996
               ----         ------------------
Arizona Tax-Free
     Class A                      $429
     Class B                       N/A

National Tax-Free
     Class A                      $-0-
     Class B                       N/A

Oregon Tax-Free
     Class A                    $49,136
     Class B                      N/A

___________
/1/   After waivers and reimbursements.

     ADMINISTRATIVE SERVICING AGENT.  The Short-Term Municipal Income Fund
     ------------------------------
adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of its shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into Administrative Servicing Agreements with administrative servicing agents (broker/dealers, banks and other financial institutions, which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of such Funds shares. Administrative servicing agents agree to perform shareholder administrative and liaison services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders from its customers, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of shares of each Fund owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Fund's Rule 12b-1 Plan while being sold pursuant to the Administrative Servicing Plan.

     The Administrative Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the Plan also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the appropriate Fund. The Administrative Servicing Plan and Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the appropriate Fund, and no material amendment to the Plan may be made except by a majority of the Directors.

     The Administrative Servicing Plan requires that the Company's Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan.

     CUSTODIAN. Wells Fargo Bank has been retained to act as custodian for the
     ---------
Funds. The custodian, among other things, maintains a custody account or accounts in the name of a Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the six-month period ended March 31, 1997 the Funds paid custody fees as follows: ____________.

     For the nine-month period ended September 30, 1996, the California Tax-Free Bond and California Tax-Free Income Funds did not pay any custody fees to Wells Fargo Bank. For the year ended December 31, 1996, the Short-Term Municipal Income Fund did not pay any custody fees.

     FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as custodian of the predecessor portfolios of Pacifica, but played no role in making decisions as to the purchase or sale of portfolio securities for the predecessor portfolios. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

     For the period begun October 1, 1995 and ended September 5, 1996, and for the period begun September 6, 1996 and ended September 30, 1996, the predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds did not pay any custody fees, after waivers and reimbursements.

     TRANSFER AND DIVIDEND DISBURSING AGENT.  For its services as transfer and
     --------------------------------------
dividend disbursing agent, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of each class of shares of the Funds. For the six-month period ended March 31, 1997, the Funds paid transfer and dividend disbursing agency fees as follows:
__________.

     The California Funds.  Under the prior transfer agency agreement for the
     --------------------
California Funds, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a California Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees. For the nine-month period ended September 30, 1996, the California Funds did not pay any transfer and dividend disbursing agency fees.

     The Arizona, National and Oregon Tax-Free Funds.  Under the prior transfer
     -----------------------------------------------
agency agreement for the Arizona, Oregon and National Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each Class of the New Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as transfer agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

     The Short-Term Municipal Income Fund. Under a prior transfer agency
     ------------------------------------
agreement with the predecessor portfolio to the Short-Term Municipal Income Fund, Wells Fargo Bank was entitled to receive a base fee and per-account fees. For the year ended December 31, 1996, the predecessor portfolio did not pay any transfer and dividend disbursing agency fees.

     UNDERWRITING COMMISSIONS.  For the year ended December 31, 1994, the
     ------------------------
Company's distributor retained $5,415,227, respectively in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company shares. For the year ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274, in underwriting commissions in connection with the purchase or redemption of Company shares.

     For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

     For the period begun October 1, 1995 and ended September 5, 1996 with respect to the predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds, the aggregate amount of underwriting commissions on sales/redemptions of Pacifica's shares was $150,771. Pacifica Funds Distributor Inc. ("PFD"), retained $18,139 and its registered representatives retained $132,632 of such commissions.

     For the six months ended March 31, 1997, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $_________. Stephens retained $_______ of such commissions. WFSI and its registered representatives retained $__________ and $_________, respectively, of such commissions.

                              DISTRIBUTION PLANS

     Stephens (the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as sponsor, co-administrator and distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for each class of its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

     Under the following Plans and pursuant to the related Distribution Agreement, the Funds pay Stephens the following as compensation for distribution-related services or as reimbursement for distribution-related expenses.

                    Fund                     Fee
                    ----                     ---
Arizona Tax-Free
     Class A                                 0.05%
     Class B                                 0.75%

California Tax-Free Bond
     Class B                                 0.70%
     Class C                                 0.50%

National Tax-Free
     Class A                                 0.05%
     Class B                                 0.75%

Oregon Tax-Free
     Class A                                 0.05%
     Class B                                 0.75%

Short-Term Municipal Income                  0.25%

     The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     The Plans for the Class A shares of the California Tax-Free Bond and California Tax-Free Income Funds permit each Fund to pay up to 0.05% of the average daily net assets attributable to the Class A shares to defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering those prospectuses and promotional materials to prospective shareholders.

     For the six-month period ended March 31, 1997, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.

                                Printing &
                                 Mailing       Marketing   Compensation to
       Fund        Total        Prospectus     Brochures    Underwriters
       ----        -----        ----------     ---------   ---------------
Arizona Tax-Free
     Class A

     Class B
California Tax-Free Bond
     Class A
     Class B
California Tax-Free Income
National Tax-Free
     Class A
     Class B
Oregon Tax-Free
     Class A
     Class B

     For the nine-month period ended September 30, 1996, the California Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.

                                      Printing &
                                       Mailing      Marketing     Compensation to
       Fund                Total      Prospectus    Brochures      Underwriters
       ----                -----      ----------    ---------     --------------
California Tax-Free Bond
     Class A                $37,156     $1,810       $35,346           N/A
     Class B               $181,578       N/A          N/A           $181,578
California Tax-Free Income $ 11,584       $55        $11,528           N/A

     With regard to the Arizona, Oregon and National Funds, for the year ended September 30, 1996, the distributor received the following amounts of 12b-1 fees for expense reimbursement under each Fund's Plan for Class A shares.

         Fund              Class          Total
         ----              -----          -----
Arizona Tax-Free           Class A        $20,752
National Tax-Free          Class A        $   146
Oregon Tax-Free            Class A        $ 1,013

     For the period begun September 6 and ended September 30, 1996, the distributor received compensation in the amount of $36.00 from the Arizona Tax-Free Fund, and no compensation from the Oregon, National and California Tax-Free Bond Funds, under each such Fund's Plan for Class B shares.

     Prior to September 6, 1996, PFD, a subsidiary of Furman Selz, served as principal underwriter for the shares of the predecessor portfolios pursuant to a Distribution Contract as of October 1, 1995. The figures in the table above reflect amounts paid to PFD through September 5, 1996 and amounts paid to Stephens from September 6 to September 30, 1996. Prior to October 1, 1995, ALPS served as the distributor to the predecessor portfolios of the Arizona, National and Oregon Tax-Free Funds. ALPS was not entitled to any compensation for its services as distributor for these portfolios.

     Under a distribution plan adopted for the predecessor portfolios' Investor shares, PFD was entitled to be paid directly or reimbursed monthly in amounts described in the Prospectuses for costs and expenses of marketing the Investor shares of the predecessor portfolios of the Arizona, National and Oregon Tax-Free Funds.

     For the year ended December 31, 1996 the predecessor portfolio to the Short -Term Municipal Income Fund paid the following amounts of 12b-1 fees for the specified purposes set forth below under the predecessor portfolio's Plan:

                                   Printing &
                                    Mailing       Marketing    Compensation
                       Total       Prospectus     Brochures    to Underwriters
                       -----       ----------     ---------    ---------------
                      $54,276        N/A             N/A         $54,276

     For the periods indicated above, WFSI and its registered representatives did not receive any compensation under the Distribution Plans.

     Pursuant to Rule 12b-1, a distribution plan must be initially approved (and reapproved annually thereafter) by the Board of Directors, including a majority of the Non-Interested Directors of the Company. Agreements related to the Plans also must be approved by such vote of the Directors and Non-Interested Directors. Selling agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. Each Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the relevant class of a Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors. Each Plan requires the Company to provide the Directors, and the Directors to review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Rule also requires that the selection and nomination the Non-Interested Directors of the Company be made by such non-interested directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Arizona, Oregon, National and California Funds' Class A and B shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Class A and B shares of the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

                        SERVICING PLANS AND AGREEMENTS

     The Company's Board of Directors adopted a shareholder servicing agreement for each Fund (other than the Short-Term Municipal Income Fund) and a servicing plan with respect to each class of the Arizona, National and Oregon Tax-Free Funds and with respect to the Class B and Class C shares of the California Tax-Free Bond Fund. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of each Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

     The Funds (other than the Short-Term Municipal Income Fund) have entered into shareholder servicing agreements with Wells Fargo Bank, on behalf of each class of Fund shares, and may enter into similar agreements with other entities ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agent for their customers, to provide shareholder administrative and liaison services, with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive fees, at the annul rate of up to 0.30% of the average daily net assets attributable to Class A or Class B shares of the California Funds and 0.25% of the average daily net assets attributable to Class C shares of the California Tax-Free Bond Fund, for which payment is being made, owned during the period by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules"). A Shareholder Servicing Agent is entitled to receive fees from the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds at annual rate of up to 0.25% of the average daily net assets attributable to Class A or Class B shares of the Funds or an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the NASD Rules.

     In no event will the shareholder servicing fees for the [Funds], as calculated on an annualized basis for the Fund's then current fiscal year, exceed the lesser of (1) 0.30% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the NASD Rules. In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of each such Fund's average NAV.

     A Shareholder Servicing Agent also may impose certain conditions and/or fees on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by a Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

     Each Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

     Each Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

                           PERFORMANCE CALCULATIONS

     TOTAL RETURN: The Funds may advertise certain total return information
     ------------
computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in each Prospectus, each Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     The total return information presented below and advertised by the Arizona, Oregon, National and California Funds for the period prior to September 6, 1996, the date the Funds commenced operations, is based upon the prior performance of the predecessor Funds. The performance information is adjusted to reflect each class' current level of operating expenses.

   Average Annual Total Return - For The Applicable Period Ended 9/30/97/1/
   ------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
              Inception/2/  Inception/2/  Five Year  Five Year  Three Year Three Year One Year   One Year
                 With          No           With        No        With         No       With        No
                 Sales       Sales          Sales      Sales      Sales      Sales      Sales      Sales
    Fund        Charge       Charge        Charge     Charge     Charge      Charge    Charge     Charge
-----------------------------------------------------------------------------------------------------------
Arizona Tax-
Free/3/
    Class A
    Class B
-----------------------------------------------------------------------------------------------------------
California
Tax-Free
Bond
    Class A
    Class B
    Class C
-----------------------------------------------------------------------------------------------------------
California
Tax-Free
Income
    Class A
-----------------------------------------------------------------------------------------------------------
National Tax-
Free/3/
    Class A
    Class B
    Class C
-----------------------------------------------------------------------------------------------------------
Oregon Tax-
Free/3/
    Class A
    Class B
----------------------------------------------------------------------------------------------------------

/1/ The term "Sales Charge" for the Class A shares of the California Tax-Free Income Fund means a front-end sales load of 3.00%. For the Class A shares of the California Tax-Free Bond Fund, the Arizona, National and Oregon Tax-Frees Funds, the term "Sales Charge" means a front-end sales load of 4.50%. For all Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's Prospectus.

/2/ Each Fund or its predecessor commenced operations as follows: California Tax-Free Income - November 18, 1992; California Tax- Free Bond Class A - January 1, 1992, Class B - January 1, 1995; Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Oregon Tax-Free - June 1, 1988.

/3/ Historical performance for each class of the Arizona, National and Oregon Tax-Free Funds has been calculated using returns produced by their predecessor funds of Westcore and Pacifica for the applicable periods. Class A performance reflects Pacifica Fund Class A and Westcore Fund performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the Class B shares' inception date of September 6, 1996.

     The performance information presented below and advertised by the Short-Term Municipal Income Fund for periods prior to the effective date of the Consolidation, is based upon the prior performance of the predecessor portfolio.

Short-Term Municipal Income-Average Annual Total Return for the Year Ended
--------------------------------------------------------------------------
December 31, 1996
-----------------

                                    Inception                   One Year
               Inception(1)       Without Sales   One Year       Without
               With Sales                         With Sales      Sales
               Charge(2)            Charge        Charge(2)      Charge
               ------------         ------        ----------     ------
Short-Term
Municipal Income  2.61%              3.79%           0.59%        3.62%

____________________

(1) The predecessor portfolio to the Short-Term Municipal Income Fund commenced operations on June 3, 1994.
(2)  The term "Sales Charge" reflects a front-end sales load of 3.00%.

     CUMULATIVE TOTAL RETURN:  Each Fund may advertise cumulative total return.
     -----------------------
Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

 Cumulative Total Return - For The Applicable Period Ended September 30, 1997/1/
 ------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                  Inception/2/  Inception/2/  Five Year  Five Year  Three Year  Three Year
                    With           No           With       No         With         No
                    Sales         Sales         Sales     Sales       Sales       Sales
        Fund       Charge        Charge        Charge     Charge     Charge      Charge
---------------------------------------------------------------------------------------------
Arizona Tax-
Free/3/
        Class A
        Class B
---------------------------------------------------------------------------------------------
California
Tax-Free
Bond
        Class A
        Class B
        Class C
---------------------------------------------------------------------------------------------
California
Tax-Free
Income
        Class A
---------------------------------------------------------------------------------------------
National Tax-
Free/3/
        Class A
        Class B
        Class C
---------------------------------------------------------------------------------------------
Oregon Tax-
Free/3/
        Class A
        Class B
---------------------------------------------------------------------------------------------

/1/ For all periods ended September 30, 1996, the term "Sales Charges" for shares of the California Tax-Free Income Fund means a front-end sales load of 3.00%, and for the Class A shares of the California Tax-Free Bond Fund, the Arizona, National and Oregon Tax-Frees Funds, the term "Sales Charge" means a front-end sales load of 4.50%. For all Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's Prospectus.

/2/ Each Fund or its predecessor commenced operations as follows: California Tax-Free Income - November 18, 1992; California Tax- Free Bond Class A - January 1, 1992, Class B - January 1, 1995; Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Oregon Tax-Free - June 1, 1988.

/3/ Historical performance for each class of the Arizona, National and Oregon Tax-Free Funds has been calculated using returns produced by their predecessor funds of Westcore and Pacifica for the applicable periods. Class A performance reflects Pacifica Fund Class A and Westcore Fund performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the Class B shares' inception date of September 6, 1996.

     In addition to the above performance information, the Short-Term Municipal Income Fund may also advertise the cumulative total return for one-month, three-month, six-month and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     YIELD CALCULATIONS:  The Funds may, from time to time, include their
     ------------------
yields, tax-equivalent yields (if applicable) and average annual total returns in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds is based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and is computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                                 /6/
                              YIELD - 2[(a - b + 1) -1]
                                         -----
                                          cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. The net investment income of the California Tax-Free Bond Fund and Short-Term Municipal Income Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the California Tax-Free Bond Fund's and Short-Term Municipal Income Fund's net investment income.

     For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than the public offering price, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that the yield data derived pursuant to the calculation described above also are presented.

Quotations of tax-equivalent yield for a Tax-Free Fund are calculated according to the following formula:

          TAX EQUIVALENT YIELD =  ( E ) +  t
                                  -----
                                  1 - p

                          E = Tax-exempt yield
                          p = stated income tax rate
                          t = taxable yield

     The tax-equivalent yield for the California Funds also is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

               Yield For The Applicable Period Ended 9/30/97/1/
               ------------------------------------------------

                                                     Thirty-Day Tax-       Seven-Day          Seven-Day
                               Thirty-Day Yield     Equivalent Yield/2/     Yield          Effective Yield
                               ----------------     ------------------     ---------       ---------------

                                After    Before     After       Before
  Fund                          Waiver   Waiver     Waiver      Waiver    No Sales Charge  No Sales Charge
  ----                          -----    -----      ------      ------    ---------------  ---------------
California Tax-Free Bond
     Class A
     Class B
     Class C
California Tax-Free Income
     Class A
Arizona Tax-Free Fund
     Class A
     Class B
Oregon Tax-Free Fund
     Class A
     Class B
National Tax-Free Fund
     Class A
     Class B
     Class C

     _______________
/1/ "After Waiver" figures reflect any reimbursed expenses throughout the period. The yield of the predecessor portfolios' shares through September 5, 1996 is also reflected.

/2/ Based on a combined federal and state income tax rate of 46.24% for each of the California Tax-Free Bond and Income Funds, and 45.04% and 42.98% for the Oregon Tax-Free Fund and the Arizona Tax-Free Fund, respectively, and a federal income tax rate of 28.00% for the National Tax-Free Fund.

     Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its yields or total return to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

   Predecessor Portfolio-Yield Calculations for the Applicable Period Ended
   ------------------------------------------------------------------------
                               December 31, 1996
                               -----------------

                                                                                      Thirty-Day
                                       Thirty-Day Yield                         Tax-Equivalent Yield(2)
                                  With                Without                  With              Without
                             Sales Charge(1)        Sales Charge           Sales Charge        Sales Charge
                             ---------------        -------------          ------------        ------------
Short-Term Municipal
  Income                      3.77%                  3.89%                    6.24%               6.44%

___________________
(1)  The term "Sales Charge" reflects a front-end sales load of 3.00%.
(2)  Assumes a maximum tax rate of 39.6%

     The tax-equivalent yield for the Short-Term Municipal Income Fund is computed by dividing that portion of the yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. This yield figure may not reflect the applicability of the alternative minimum tax.

     The yield for the Fund's shares will fluctuate from time to time, unlike fixed-rate bank deposits or other investments that pay a fixed yield for a stated period of time. Past yields are based on historical data and do not provide a basis for determining future yields, since yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

     In addition, investors should recognize that changes in the net asset values of shares of the Fund will affect the yield of the Fund's shares for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information may be useful in reviewing the performance of the Fund's shares and for providing a basis for comparison with investment alternatives. The yield of the Fund's shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Company may quote performance or price-earning ratios in advertising and other types of literature as compared with the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term

High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

     The performance of a Fund or a class of shares also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services that monitor the performance of mutual funds. The performance of the Funds is calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment at the end of the period, assuming reinvestment of all capital gain distributions and dividends paid at net asset value. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or a class of shares or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or a class or current or potential value with respect to the particular industry or sector.

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Company may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.

     From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

     The Company also may disclose in sales literature, the distribution rate on the shares of a Fund or a class of shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

     The Company also may disclose in advertising and other types of literature, information and statements, the average credit quality of each Fund's portfolio or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

     The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately [$54] billion of assets of individuals, trusts, estates and institutions and [$20] billion of mutual fund assets.

     [THE COMPANY ALSO MAY DISCLOSE, IN ADVERTISING AND OTHER TYPES OF LITERATURE, INFORMATION AND STATEMENTS THAT WELLS CAPITAL MANAGEMENT, INC. (FORMERLY, WELLS FARGO INVESTMENT MANAGEMENT), A DIVISION OF WELLS FARGO BANK, IS LISTED IN THE TOP 100 BY INSTITUTIONAL INVESTOR MAGAZINE IN ITS JULY 1997 SURVEY "AMERICA'S TOP 300 MONEY MANAGERS." THIS SURVEY RANKS MONEY MANAGERS IN SEVERAL ASSET CATEGORIES. THE COMPANY MAY ALSO DISCLOSE IN ADVERTISING AND OTHER TYPES OF SALES LITERATURE THE ASSETS AND CATEGORIES OF

ASSETS UNDER MANAGEMENT BY THE COMPANY'S INVESTMENT ADVISER AND THE TOTAL AMOUNT OF ASSETS UNDER MANAGEMENT BY WELLS FARGO BANK. AS OF AUGUST 1, 1997, WELLS FARGO BANK AND ITS AFFILIATES PROVIDED INVESTMENT ADVISORY SERVICES FOR APPROXIMATELY $57 BILLION OF ASSETS OF INDIVIDUALS, TRUSTS, ESTATES AND INSTITUTIONS AND $19 BILLION OF MUTUAL FUND ASSETS.]

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                       DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the Prospectus section under "Purchase of shares." Net asset value per share or class of shares of a Fund is determined by the Funds' Custodian on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 1:00 p.m. Pacific time.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

     Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Fund's shares.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. The Funds are open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

     In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.


                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Funds' portfolio decisions and the placing of portfolio transactions.
In placing orders, it is the policy of the

Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest spread or commission available.

     Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

     Purchases and sales of securities usually are principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMs and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

     The Funds may purchase municipal obligations from underwriting syndicates of which Stephens, Wells Fargo Bank or their affiliates is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Funds will not deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.

     In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

     Wells Fargo Bank may cause the Funds to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Funds. The Board of Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to a Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Funds are not reduced because Wells Fargo Bank receives such services.

     Brokerage Commissions.  For the six-month period ended March 31, 1997 the
     ---------------------
Funds paid brokerage commissions as follows. During the years ended December 31, 1994 and 1995 and the period ended September 30, 1996, the California Funds did not pay any brokerage commissions on portfolio transactions. During the fiscal periods ended September 30, 1996, September 30, 1995, May 31, 1995 and May 31, 1994, the predecessor portfolios of the Arizona, National and Oregon Tax-Free Funds did not pay any brokerage commissions, because all of their portfolio transactions occurred in the over-the-counter market.

     For the year ended December 31, 1996, the Short-Term Municipal Income predecessor portfolio and the Master Portfolio did not pay any brokerage commissions.

     Securities of Regular Broker/Dealers.  As of March 31, 1997, the Funds did
     ------------------------------------
not own securities of their "regular brokers or dealers" or their parents as defined in the 1940 Act.

     Portfolio Turnover Rate.  Changes may be made in the portfolios consistent
     -----------------------
with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences.

     For the year ended December 31, 1996, the portfolio turnover rates was 47%, for the predecessor portfolio Short-Term Municipal Income Master Portfolio. A high portfolio turnover rate should not result in the Fund paying substantially more brokerage commissions, since most transactions in government securities and municipal securities are effected on a principal basis. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce Fund expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                                     TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

     In General. The Company intends to qualify each Fund as a regulated
     ----------
investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

     With respect to each Fund, qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derives at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer

(other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments. Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle." If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     Capital Gain Distributions. Distributions which are designated by a Fund as
     --------------------------
capital gain distributions will be taxed to shareholders as long-term term capital gains (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

     Under the Taxpayer Relief Act of 1997 (the "Act"), four separate capital gains rates for individuals will ultimately be operative. Under prior law, individuals paid a maximum 28% rate on net capital gains. The Act retains this 28% rate for "mid-term gains," which are gains on the sale of property held for more than one year and not more than 18 month. A new 20% (reduced to 10% in the case of lower income individuals) rate will apply to non-recapture gain for property held more than 18 months. A new 18% (reduced to 8% in the case of lower income individuals) rate will ultimately be available for certain property held more than 5 years upon its disposition. The Treasury Department is authorized to issue regulations for application of the reduced rates to pass-through entities, including regulated investment companies. Individual shareholders may therefore qualify for the reduced rate of tax on capital gain distributions paid by a Fund to the extent such distributions are attributable to the Fund's dispositions after May 7, 1997.

     Other Distributions. Although dividends will be declared daily based on
     -------------------
each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares. A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

      If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

      If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a regulated investment company regularly distributes at least 90% of its net tax-exempt interest, if any. As of the date of this SAI, such regulations have not been issued. The foregoing disallowance rules do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Foreign Shareholders. Under the Code, distributions of net investment
     --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. fiduciaries have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemptions (including redemptions in-kind and exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

     Special Tax Considerations.  The Funds [OTHER THAN THE SHORT-TERM MUNI?]
     --------------------------
intend that at least 50% of the value of their total assets at the close of each quarter of their taxable years will consist of obligations the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by a Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax. Furthermore, recent tax legislation extends to all corporations (other than insurance companies) the rule that applies to financial institutions that disallows interest deductions of a taxpayer (that are not otherwise disallowed as allocable under present law to tax-exempt obligations) in the same proportion as the average basis of its tax- exempt obligations bears to the average basis of all of the taxpayer's assets.

     In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

     Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

     Additional Information for Short-Term Municipal Income Fund. If at least
     -----------------------------------------------------------
50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest dividends." The Short-Term Municipal Income Fund intends to so qualify and is designed to provide investors with a high level of income exempt from federal income tax.

     The portion of total dividends paid by the Short-Term Municipal Income Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Distributions of capital gains or from net investment income not attributable to interest on the Fund's tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, the Short-Term Municipal Income Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under
Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of the Short-Term Municipal Income Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

     In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that the Short-Term Municipal Income Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund distributions attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Short-Term Municipal Income Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Short-Term Municipal Income Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Short-Term Municipal Income Fund' expenses in computing their AMT. With respect to a corporate shareholder of the Short-Term Municipal Income Fund, exempt-interest dividends paid by the Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

     Shares of the Short-Term Municipal Income Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of distributions from the Fund. Such distributions may ultimately be taxable to the beneficiaries when distributed to them.

     Other Matters. Investors should be aware that the investments to be made by
     -------------
the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

     The Funds are six of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, one or more classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class of a Fund's shares but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote are voted separately by series unless otherwise required by the Act, in which case all shares are voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and are voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus, are fully paid and non-assessable by the Company.

     Set forth below as of [OCTOBER 1, 1997] is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of a Fund as a whole. As of October 1, 1997, no shareholders were known by the Company to own 5% or more of the outstanding Class A or B shares of the California Funds.


                      5% OWNERSHIP AS OF OCTOBER 1, 1997

                               NAME AND                       CLASS; TYPE             PERCENTAGE      PERCENTAGE
     FUND                       ADDRESS                       OF OWNERSHIP             OF CLASS        OF FUND
     ----                       -------                       ------------             --------        -------
ARIZONA TAX-             Stephens Inc.                   Class A;                        16.43%          4.80%
 FREE FUND               111 Center Street               Beneficially Owned
                         Little Rock , AR  72201

                         Stephens Inc.                   Class B                        100.00%            N/A
                         111 Center Street               Beneficially Owned
                         Little Rock , AR  72201

NATIONAL TAX-            Stephens Inc.                   Class A                         14.95%          5.80%
 FREE FUND               lll Center Street               Beneficially Owned
                         Little Rock, AR  72203

                         Byrne Family Trust #2           Class A                          7.47%            N/A
                         9011 W. Little York             [Record Holder]
                         Houston, TX  77040

                         Stephens Inc.                   Class B                        100.00%            N/A
                         111 Center Street               Beneficially Owned
                         Little Rock, AR  72201

OREGON TAX               Stephens Inc.                   Class A                         14.04%         11.30%
-FREE FUND               111 Center Street               Beneficially Owned
                         Little Rock, AR  72201

                         Stephens Inc.                   Class B                         28.70%            N/A
                         P.O. Box 34127                  Beneficially Owned for
                         Little Rock, AR  72203          Acct. 763442051

                         Stephens Inc.                   Class B                         57.07%            N/A
                         P.O. Box 34127                  Beneficially Owned for
                         Little Rock, AR  72203          Acct. 76291546

                         Stephens Inc.                   Class B                         14.15%            N/A
                         P.O. Box 34127                  Beneficially Owned for
                         Little Rock, AR  72203          Acct. 77565917

Short-Term               Hep & Co.                       Single Class                    45.45%
Municipal Income Fund    c/o Wells Fargo Bank            Record Holder
                         P.O. Box 9800
                         Calabassu, CA  91302

                         Herman & Raymond                Single Class                    23.00%
                         Christensen                     Record Holder
                         801 Americah Street
                         San Carlos, CA  94010

                         JJ&W                            Single Class                    14.93%
                         P.O. Box 5807                   Record Holder
                         Redwood City, CA  94063

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more that 25% of the voting securities of a fund is presumed to "control" such fund. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more
                                  --
than 25% of a class (or Fund), or is identified as the holder of record of more that 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                               OTHER INFORMATION

     This Registration Statement, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP serves as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

     The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal year ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on _____________, 1997. The portfolio of investments, audited financial statements and independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.

     The portfolio of investments and unaudited financial statements for the Overland Short-Term Municipal Income Fund and Master Portfolio the predecessor portfolio to the Company's Short-Term Municipal Income Fund for the six month period ended June 30, 1997 are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1997.

     The portfolio of investments, audited financial statements and independent auditors' report for the Overland Short-Term Municipal Income Fund for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

           Annual Reports may be obtained by calling 1-800-222-8222.

                                 SAI APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                           STAGECOACH FUNDS, INC.
                   SEC Registration Nos. 33-42927;811-6419

                                    PART C

                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements:
          --------------------

          With respect to the Strategic Growth (formerly, Aggressive Growth), Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Equity Index (Formerly, Corporate Stock). Diversified Income, Equity Value, U.S. Government Income (formerly, Ginnie Mae) Government Money Market Mutual, Growth (formerly Growth and Income), Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Treasury Money Market Mutual and U.S. Government Allocation Funds, the portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended March 31, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports, as filed with the SEC on June 4, 1997.

          With respect to the Asset Allocation, Capital Appreciation, Corporate Stock, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios of Master Investment Trust ("MIT"), the portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended March 31, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

          With respect to the International Equity Fund and National Tax-Free Money Market Trust, the financial statements for such Funds will be incorporated by reference in their respective statements of additional information when available.

          With respect to the predecessor portfolios to the Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-term Municipal Income and Variable Rate Government Funds, the portfolio of investments and unaudited financial statements for the six month period ended June 30, 1997 are hereby incorporated by reference to the Semi-Annual Reports for Overland Express Funds, Inc. ("Overland") (SEC File Nos. 33-16296; 811-8275) as filed with the SEC on September 3, 1997.

          With respect to the Cash Investment Trust, Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios of MIT, the portfolio of investments and unaudited financial statements for the six month period ended June 30, 1997 are hereby incorporated by reference to the Semi-Annual Reports for Overland as filed with the SEC on September 3, 1997.

          With respect to the predecessor portfolios to the Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-term Municipal Income and Variable Rate Government Funds, the portfolio of investments, audited financial statements and independent auditors' report for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

          With respect to the Cash Investment Trust, Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios of MIT, the portfolio of investments, audited financial statements and independent auditors' report for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.


     (b)  Exhibits:
          --------

   Exhibit
   Number                        Description
   ------                        -----------


    1(a)         -  Amended and Restated Articles of Incorporation dated
                    November 22, 1995, incorporated by reference to Post-
                    Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    1(b)         -  Articles Supplementary, filed herewith.

    2            -  By-Laws, incorporated by reference to Post-Effective
                    Amendment No. 31 to the Registration Statement, filed May
                    15, 1997.

    3            -  Not Applicable

    4            -  Not Applicable

    5(a)(i)      -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                    Statement, filed April 17, 1992.

    5(a)(ii)     -  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

    5(b)(i)      -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(b)(ii)     -  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

    5(c)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(d)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                    Statement, filed April 17, 1992.

    5(e)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Ginnie Mae Fund, incorporated by reference to Post-
                    Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(f)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                    Statement, filed April 17, 1992.

    5(g)(i)      -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-
                    Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(g)(ii)     -  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

    5(h)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration
                    Statement, filed May 1, 1992.

    5(i)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, filed September 10, 1992.

    5(j)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration
                    Statement, filed November 29, 1995.

    5(k)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Arizona Tax-Free Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                    Statement, filed January 31, 1997.

    5(l)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Balanced Fund, incorporated by reference to Post-
                    Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(m)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Equity Value Fund, incorporated by reference to Post-
                    Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(n)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Government Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(o)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Intermediate Bond Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                    Statement, filed January 31, 1997.

    5(p)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Money Market Trust Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                    Statement, filed January 31, 1997.

    5(q)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                    Statement, filed January 31, 1997.

    5(r)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Oregon Tax-Free Fund, incorporated by reference to Post-
                    Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(s)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Prime Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(t)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(u)         -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

    5(v)         -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    5(w)         -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the International Equity Fund, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    5(v)(i)      -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Index Allocation, Short-Term Government-
                    Corporate Income, Short-Term Municipal Income, Overland
                    Express Sweep and Variable Rate Government Funds, filed herewith.

    5(v)(ii)     -  Form of Sub-Advisory Contract with Barclays Global Fund
                    Advisors on behalf of the Index Allocation Fund, filed herewith.

    6(a)         -  Amended Distribution Agreement with Stephens Inc.,
                    incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    6(b)         -  Selling Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective
                    Amendment No. 2 to the Registration Statement,filed April
                    17, 1992.

    7            -  Not Applicable

    8(a)         -  Custody Agreement with Wells Fargo Institutional Trust
                    Company, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(b)         -  Custody Agreement with Wells Fargo Institutional Trust
                    Company, N.A. on behalf of the U.S. Government Allocation
                    Fund, incorporated by reference to Post-Effective Amendment
                    No. 2 to the Registration Statement, filed April 17, 1992.

    8(c)         -  Custody Agreement with Wells Fargo Institutional Trust
                    Company, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(d)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(e)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                    Statement, filed April 17, 1992.

    8(f)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                    Statement, filed April 17, 1992.

    8(g)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Ginnie Mae Fund, incorporated by reference to Post-
                    Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(h)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Money Market Fund, incorporated by reference to Post-
                    Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

    8(i)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    8(j)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration
                    Statement, filed November 29, 1995.

    8(k)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

    8(l)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed April 29, 1996.

    8(m)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 20 to the Registration
                    Statement, filed February 28, 1996.

    8(n)         -  Custody Agreement with Wells Fargo Bank on behalf of the
                    Arizona Tax-Free, Balanced, Equity Value, Government Money
                    Market Mutual, Index Allocation, Intermediate Bond, Money
                    Market Trust, National Tax-Free, Oregon Tax-Free, Overland
                    Express Sweep, Prime Money Market Mutual, Short-Term
                    Government-Corporate Income, Short-Term Municipal Income,
                    Treasury Money Market Mutual and Variable Rate Government
                    Funds, filed herewith.

    9(a)(i)      -  Administration Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-
                    Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(a)(ii)     -  Co-Administration Agreement with Wells Fargo Bank, N.A. and
                    Stephens Inc. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(b)         -  Agency Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective
                    Amendment No. 32 to the Registration Statement, filed May
                    30, 1997.

    9(c)(i)      -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                    on behalf of the California Tax-Free Money Market Mutual
                    Fund, incorporated by reference to Post-Effective Amendment
                    No. 2 to the Registration Statement, filed April 17, 1992.

    9(c)(ii)     -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                    on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    9(c)(iii)    -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                    on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

    9(c)(iv)     -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                    on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    9(c)(v)      -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                    on behalf of the Short-Intermediate U.S. Government Income
                    Fund, incorporated by reference to Post-Effective Amendment
                    No. 8 to the Registration Statement, filed February 10,
                    1994.

    9(c)(vi)     -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                    on behalf of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed April 29, 1996.

    9(c)(vii)    -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                    on behalf of the Class B Shares of the Asset Allocation
                    Fund, incorporated by reference to Post-Effective Amendment
                    No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(viii)   -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                    on behalf of the Class B Shares of the California Tax-Free
                    Bond Fund, incorporated by reference to Post-Effective
                    Amendment No. 15 to the Registration Statement, filed May 1,
                    1995.

    9(c)(ix)     -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                    on behalf of the Class B Shares of the Diversified Income
                    Fund, incorporated by reference to Post-Effective Amendment
                    No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(x)      -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                    on behalf of the Class B Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xi)     -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                    on behalf of the Class B Shares of the Growth and Income
                    Fund, incorporated by reference to Post-Effective Amendment
                    No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xii)    -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                    on behalf of the Class B Shares of the U.S. Government
                    Allocation Fund, incorporated by reference to Post-Effective
                    Amendment No. 15 to the Registration Statement, filed May 1,
                    1995.

    9(c)(xiii)   -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                    on behalf of the Class B Shares of the Aggressive Growth
                    Fund, incorporated by reference to Post-Effective Amendment
                    No. 20 to the Registration Statement, filed February 28,
                    1996.

    9(c)(xiv)    -  Amended Shareholder Servicing Agreement with Wells Fargo
                    Bank, N.A. on behalf of the Class A Shares of the Asset
                    Allocation Fund, incorporated by reference to Post-Effective
                    Amendment No. 15 to the Registration Statement, filed May 1,
                    1995.

    9(c)(xv)     -  Amended Shareholder Servicing Agreement with Wells Fargo
                    Bank, N.A. on behalf of the Class A Shares of the California
                    Tax-Free Bond Fund, incorporated by reference to Post-
                    Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xvi)    -  Amended Shareholder Servicing Agreement with Wells Fargo
                    Bank, N.A. on behalf of the Class A Shares of the Diversified Income Fund, incorporated by reference to Post-
                    Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xvii)   -  Amended Shareholder Servicing Agreement with Wells Fargo
                    Bank, N.A. on behalf of the Class A Shares of the Ginnie Mae
                    Fund, incorporated by reference to Post-Effective Amendment
                    No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xviii)  -  Amended Shareholder Servicing Agreement with Wells Fargo
                    Bank, N.A. on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xix)    -  Amended Shareholder Servicing Agreement with Wells Fargo
                    Bank, N.A. on behalf of the Class A Shares of the U.S.
                    Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                    Statement, filed May 1, 1995.

    9(c)(xx)     -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                    on behalf of the Class A Shares of the Aggressive Growth
                    Fund, incorporated by reference to Post-Effective Amendment
                    No. 20 to the Registration Statement, filed February 28,
                    1996.

    9(d)(i)      -  Servicing Plan on behalf of the National Tax-Free Money
                    Market Mutual Fund, incorporated by reference to Post-
                    Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    9(d)(ii)     -  Servicing Plan on behalf of the Class B Shares of the Asset
                    Allocation Fund, incorporated by reference to Post-Effective
                    Amendment No. 15 to the Registration Statement, filed May 1,
                    1995.

    9(d)(iii)    -  Servicing Plan on behalf of the Class B Shares of the
                    California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                    Statement, filed May 1, 1995.

    9(d)(iv)     -  Servicing Plan on behalf of the Class B Shares of the
                    Diversified Income Fund, incorporated by reference to Post-
                    Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(v)      -  Servicing Plan on behalf of the Class B Shares of the Ginnie
                    Mae Fund, incorporated by reference to Post-Effective
                    Amendment No. 15 to the Registration Statement, filed May 1,
                    1995.

    9(d)(vi)     -  Servicing Plan on behalf of the Class B Shares of the Growth and Income Fund, incorporated by reference to Post-Effective
                    Amendment No. 15 to the Registration Statement, filed May 1,
                    1995.

    9(d)(vii)    -  Servicing Plan on behalf of the Class B Shares of the U.S.
                    Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                    Statement, filed May 1, 1995.

    9(d)(viii)   -  Servicing Plan on behalf of the Class A Shares of the
                    Aggressive Growth Fund, incorporated by reference to Post-
                    Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

    9(d)(ix)     -  Servicing Plan on behalf of the Class B Shares of the
                    Aggressive Growth Fund, incorporated by reference to Post-
                    Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

    9(d)(x)      -  Servicing Plan on behalf of the Class B shares of
                    the Index Allocation Fund, filed herewith.

    9(e)(i)      -  Servicing Plan and Form of Shareholder Servicing Agreement
                    on behalf of the Class A Shares of the Arizona Tax-Free, Balanced, Equity Value, Government Money Market Mutual,
                    Intermediate Bond, International Equity, National Tax-Free,
                    Oregon Tax-Free, Prime Money Market Mutual, Small Cap and
                    Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, incorporated by reference to Post-
                    Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    9(e)(ii)     -  Servicing Plan and Form of Shareholder Servicing Agreement
                    on behalf of the Class B Shares of the Arizona Tax-Free, Balanced, Equity Value, Intermediate Bond, International
                    Equity, National Tax-Free, Oregon Tax-Free and Small Cap
                    Funds, incorporated by reference to Post-Effective Amendment
                    No. 32 to the Registration Statement, filed May 30, 1997.

    9(e)(iii)    -  Servicing Plan and Form of Shareholder Servicing Agreement
                    on behalf of the Institutional Class Shares of the Aggressive Growth, Arizona Tax-Free, Balanced, California
                    Tax-Free Bond, California Tax-Free Income, Equity Value,
                    Ginnie Mae, Growth and Income, Intermediate Bond,
                    International Equity, Money Market Mutual, National Tax-
                    Free, Oregon Tax-Free, Prime Money Market Mutual, Short-
                    Intermediate Government, Small Cap and Treasury Money Market
                    Mutual Funds, incorporated by reference to Post-Effective
                    Amendment No. 32 to the Registration Statement, filed May
                    30, 1997.

    9(e)(iv)     -  Servicing Plan and Form of Shareholder Servicing Agreement
                    on behalf of the Service Class Shares of the Prime Money
                    Market Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement, filed June 17, 1996.

    9(e)(v)      -  Servicing Plan and Form of Shareholder Servicing Agreement
                    on behalf of the Money Market Trust and California Tax-Free
                    Money Market Trust, incorporated by reference to Post-
                    Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

    9(e)(vi)     -  Servicing Plan and Form of Shareholder Servicing Agreement
                    on behalf of the Class E Shares of the Treasury Money Market
                    Mutual Fund, incorporated by reference to Post-Effective
                    Amendment No. 19 to the Registration Statement, filed
                    January 23, 1997.

    9(e)(vii)    -  Servicing Plan and Form of Shareholder Servicing Agreement
                    on behalf of the Administrative Class shares of the Prime
                    Money Market Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(e)(viii)   -  Servicing Plan and Form of Shareholder Servicing Agreement
                    on behalf of the Class C shares of the Aggressive Growth, California Tax-Free Bond, Index Allocation, Ginnie Mae,
                    National Tax-Free Bond, Small Cap and Variable Rate
                    Government Funds, incorporated by reference to Post-
                    Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(e)(ix)     -  Servicing Plan and Form of Shareholder Servicing Agreement
                    on behalf of the Institutional Class shares of the National
                    Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 33 to the Registration
                    Statement, filed August 5, 1997.

    9(f)         -  Shareholder Administrative Servicing Plan and Form of
                    Administrative Servicing Agreement on behalf of Class A shares of Index Allocation and Variable Rate Government
                    Funds and shares of the Short-Term Government-Corporate
                    Income and Short-Term Municipal Income Funds, filed herewith.

    10           -  Opinion and Consent of Counsel, filed herewith.

    11           -  Independent Auditor's Consent, filed herewith.

    12           -  Not Applicable

    13           -  Investment letter, incorporated by reference to Item 24(b)
                    of Pre-Effective Amendment No. 1 to the Registration
                    Statement, filed November 29, 1991.

    14           -  Not Applicable


    15(a)(i)     -  Distribution Plan on behalf of the California Tax-Free Money
                    Market Mutual Fund, incorporated by reference to Post-
                    Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    15(a)(ii)    -  Distribution Plan on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    15(a)(iii)   -  Distribution Plan on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

    15(a)(iv)    -  Distribution Plan on behalf of the California Tax-
                    Free Income Fund, incorporated by reference to Post-
                    Effective Amendment No. 4 to the Registration Statement, filed September 10, 1992.

    15(a)(v)     -  Distribution Plan on behalf of the Short-Intermediate U.S.
                    Government Income Fund, incorporated by reference to Post-
                    Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

    15(a)(vi)    -  Amended Distribution Plan on behalf of the Class A Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                    Statement, filed May 1, 1995.

    15(a)(vii)   -  Amended Distribution Plan on behalf of the Class A Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                    Statement, filed May 1, 1995.

    15(a)(viii)  -  Amended Distribution Plan on behalf of the Class A Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(ix)    -  Amended Distribution Plan on behalf of the Class A Shares of the Ginnie Mae Fund, incorporated by reference to Post-
                    Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(x)     -  Amended Distribution Plan on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                    Statement, filed May 1, 1995 .

    15(a)(xi)    -  Amended Distribution Plan on behalf of the Class A Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(xii)   -  Distribution Plan on behalf of the National Tax-Free Money
                    Market Mutual Fund, incorporated by reference to Post-
                    Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    15(a)(xiii)  -  Distribution Plan on behalf of the Class A Shares of the
                    Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

    15(a)(xiv)   -  Distribution Plan on behalf of the California Tax-Free Money
                    Market Trust, incorporated by reference to Post-Effective
                    Amendment No. 28 to the Registration Statement, filed
                    December 3, 1996.

    15(a)(xv)    -  Distribution Plan on behalf of the Class A Shares of the
                    Arizona Tax-Free, Balanced, Equity Value, Government Money
                    Market Mutual, Intermediate Bond, International Equity,
                    National Tax-Free, Oregon Tax-Free, Prime Money Market
                    Mutual, Small Cap and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No.
                    32, filed May 30, 1997.

    15(a)(xvi)   -  Distribution Plan on behalf of the Class A shares of the
                    Index Allocation and Variable Rate Government Funds and shares of the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds, filed herewith.

    15(b)(i)     -  Distribution Plan on behalf of the Class B Shares of the
                    Asset Allocation Fund, incorporated by reference to Post-
                    Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(ii)    -  Distribution Plan on behalf of the Class B Shares of the
                    California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                    Statement, filed May 1, 1995.

    15(b)(iii)   -  Distribution Plan on behalf of the Class B Shares of the
                    Diversified Income Fund, incorporated by reference to Post-
                    Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(iv)    -  Distribution Plan on behalf of the Class B Shares of the
                    Ginnie Mae Fund, incorporated by reference to Post-Effective
                    Amendment No. 15 to the Registration Statement, filed May 1,
                    1995.

    15(b)(v)     -  Distribution Plan on behalf of the Class B Shares of the
                    Growth and Income Fund, incorporated by reference to Post-
                    Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(vi)    -  Distribution Plan on behalf of the Class B Shares of the
                    U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                    Statement, filed May 1, 1995.

    15(b)(vii)   -  Distribution Plan on behalf of the Class B Shares of the
                    Aggressive Growth Fund, incorporated by reference to Post-
                    Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

    15(b)(viii)  -  Distribution Plan on behalf of the Class B Shares of the
                    Arizona Tax-Free, Balanced, Equity Value, Index Allocation, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free and Small Cap Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    15(c)        -  Distribution Plan on behalf of the Class C Shares of the
                    Aggressive Growth, California Tax-Free Bond, Index
                    Allocation, Ginnie Mae, National Tax-Free Bond, Small Cap and Variable Rate Government Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    15(d)        -  Distribution Plan on behalf of the Overland Sweep
                    Fund, filed herewith.


    15(e)        -  Distribution Plan on behalf of the Class E Shares of the
                    Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 29, filed January 23, 1997.

    16           -  Schedules for Computation of Performance Data, incorporated by reference to Post-Effective Amendment No. 15, filed May
                    1, 1995.

    17           -  See Exhibit 27.

    18           -  Rule 18f-3 Multi-Class Plan, as amended, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.


    19           -  Powers of Attorney for R. Greg Feltus, Jack S. Euphrat,
                    Thomas S. Goho, Joseph N. Hankin, W. Rodney Hughes, Robert
                    M. Joses and J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 32, filed May 30, 1997.

    27           -  Financial Data Schedules for the period ended September 30,
                    1996, incorporated by reference to the Form N-SAR filed
                    December 9, 1996; Financial Data Schedules for the fiscal period ended March 31, 1997, incorporated by reference to the Form N-SAR, filed May 29, 1997.


Item 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          As of September 30, 1997, the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds each owned approximately 99% of the outstanding beneficial interests of the Asset Allocation, Corporate Stock and U.S. Government Allocation Master Portfolios, respectively, of Master Investment Trust ("MIT"). As of September 30, 1997, the Aggressive Growth, National Tax-Free Money Market Mutual and Small Cap Funds owned approximately 28%, 24% and 92% of the outstanding beneficial interests of the Capital Appreciation, Tax-Free Money Market and Small Cap Master Portfolios, respectively, of MIT.
As such, each Fund could be considered a "controlling person" (as such term is defined in the 1940 Act) of the corresponding Master Portfolio.

Item 26. Number of Holders of Securities
         -------------------------------

         As of September 30, 1997, the number of record holders of each class of Securities of the Registrant was as follows:

                                      Title of Class                                        Number of Record Holders
                                      --------------                                        ------------------------
                                                                              Class A*          Class B        Institutional
                                                                              --------          -------        -------------
                                                                                                                    Class
                                                                                                                    -----
Aggressive Growth Fund                                                           1,708             2,282             N/A

Arizona Tax-Free Fund                                                              198                21               6

Asset Allocation Fund                                                           11,430             7,637             N/A

Balanced Fund                                                                    1,720               248             110

California Tax-Free Bond Fund                                                    8,258             1,270              41

California Tax-Free Income Fund                                                  3,188               N/A               4

California Tax-Free Money Market Trust                                               3               N/A             N/A

Corporate Stock Fund                                                             1,554               N/A             N/A

Diversified Income Fund                                                         12,350             3,140             N/A

Equity Value Fund                                                                1,654             2,025             113

Ginnie Mae Fund                                                                  2,955               700              79

Government Money Market Mutual Fund                                                144               N/A             N/A

Growth and Income Fund                                                          13,048             3,027              35

Intermediate Bond Fund                                                             135                91               8

Money Market Mutual Fund                                                        11,949                 2**           N/A

Money Market Trust                                                                   5               N/A             N/A

National Tax-Free Fund                                                             120                15               5

National Tax-Free Money Market Mutual Fund                                          89               N/A             N/A

Oregon Tax-Free Fund                                                               653                13               9

Prime Money Market Mutual                                                          243                14***           56

Short-Intermediate U.S. Government Income Fund                                     789               N/A              48

* For purposes of this chart, shares of single class Funds are included under the designation "Class A".
**   Designates the number of Class S recordholders.
***  Designates the number of Service Class recordholders.

                             Title of Class                                              Number of Record Holders
                             --------------                                              ------------------------
                                                                               Class A*          Class B        Institutional
                                                                               -------           -------        -------------
                                                                                                                    Class
                                                                                                                    -----
Small Cap Fund                                                                   343               761                10

Treasury Money Market Mutual Fund                                                227              8***               205
                                                                                                                     1****
U.S. Government Allocation Fund                                                1,346               302               N/A

* For purposes of this chart, shares of single class Funds are included under the designation "Class A"
**   Designates the number of Class S recordholders.
***  Designates the number of Service Class recordholders.
**** Designates the number of Class E recordholders.

        As of August 31, 1997 the number of record holders of each class of Securities of the Overland predecessor portfolios were as follows:

                          Title of Class                                        Number of Record Holders
                          --------------                                        ------------------------
                                                                              Class A*             Class D**
Index Allocation Fund                                                          1192                   811
Overland Express Sweep Fund                                                       3                   N/A
Short-Term Government-Corporate Income Fund                                      16                   N/A
Short-Term Municipal Income Fund                                                 18                   N/A
Variable Rate Government Fund                                                   816                    49

* For purposes of this chart, shares of single class Funds are included under the designation "Class A"
**   If the Consolidation is approved, Class D shareholders of the Overland
Fund will become Class C shareholders of the Stagecoach Fund on or about December 12, 1997.

Item 27.  Indemnification
          ---------------

          The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

          (h) The Corporation shall indemnify (1) its Directors and Officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

          (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.


Item 28.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------

          Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, currently serves as investment adviser to several of the Registrant's investment portfolios and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

          To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.

Name and Position      Principal Business(es) and Address(es)
at Wells Fargo Bank    During at Least the Last Two Fiscal Years
-------------------    -----------------------------------------

H. Jesse Arnelle       Senior Partner of Arnelle, Hastie, McGee, Willis & Greene
Director               455 Market Street
                       San Francisco, CA 94105

                       Director of Armstrong World Industries, Inc.
                       5037 Patata Street
                       South Gate, CA 90280

                       Director of Eastman Chemical Corporation
                       12805 Busch Place

                        Santa Fe Springs, CA 90670

                        Director of FPL Group, Inc.
                        700 Universe Blvd.
                        P.O. Box 14000
                        North Palm Beach, FL 33408

Michael R. Bowlin       Chairman of the Board of Directors, Chief Executive
Director                Officer,
                        Chief Operating Officer and President of
                        Atlantic Richfield Co. (ARCO)
                        Highway 150
                        Santa Paula, CA 93060

Edward Carson           Chairman of the Board and Chief Executive Officer of
Director                First Interstate Bancorp
                        633 West Fifth Street
                        Los Angeles, CA 90071

                        Director of Aztar Corporation
                        2390 East Camelback Road  Suite 400
                        Phoenix, AZ 85016

                        Director of Castle & Cook, Inc.
                        10900 Wilshire Blvd.
                        Los Angeles, CA 90024

                        Director of Terra Industries, Inc.
                        1321 Mount Pisgah Road
                        Walnut Creek, CA 94596

William S. Davilla      President (Emeritus) and a Director of
Director                The Vons Companies, Inc.
                        618 Michillinda Ave.
                        Arcadia, CA 91007

                        Director of Pacific Gas & Electric Company
                        788 Taylorville Road
                        Grass Valley, CA 95949

Rayburn S. Dezember     Director of CalMat Co.
Director                3200 San Fernando Road
                        Los Angeles, CA 90065

                        Director of Tejon Ranch Company
                        P.O. Box 1000
                        Lebec, CA 93243

                        Director of The Bakersfield Californian
                        1707 I Street
                        P.O. Box 440

                            Bakersfield, CA 93302

                            Trustee of Whittier College
                            13406 East Philadelphia Ave.
                            P.O. Box 634
                            Whittier, CA 90608

Paul Hazen                  Chairman of the Board of Directors of
Chairman of the Board  of   Wells Fargo & Company
Directors                   420 Montgomery Street
                            San Francisco, CA 94105

                            Director of Phelps Dodge Corporation
                            2600 North Central Ave.
                            Phoenix, AZ 85004

                            Director of Safeway, Inc.
                            4th and Jackson Streets
                            Oakland, CA 94660

Robert K. Jaedicke          Professor (Emeritus) of Accounting
Director                    Graduate School of Business at Stanford University
                            MBA Admissions Office
                            Stanford, CA 94305

                            Director of Bailard Biehl & Kaiser
                            Real Estate Investment Trust, Inc.
                            2755 Campus Dr.
                            San Mateo, CA 94403

                            Director of Boise Cascade Corporation
                            1111 West Jefferson Street
                            P.O. Box 50
                            Boise, ID 83728

                            Director of California Water Service Company
                            1720 North First Street
                            San Jose, CA 95112

                            Director of Enron Corporation
                            1400 Smith Street
                            Houston, TX 77002

                            Director of GenCorp, Inc.
                            175 Ghent Road
                            Fairlawn, OH 44333

                            Director of Homestake Mining Company
                            650 California Street
                            San Francisco, CA 94108

Thomas L. Lee               Chairman and Chief Executive Officer of
Director                    The Newhall Land and Farming Company
                            10302 Avenue 7 1-2
                            Firebaugh, CA 93622

                            Director of Calmat Co.
                            501 El Charro Road
                            Pleasanton, CA 94588

                            Director of First Interstate Bancorp
                            633 West Fifth Street
                            Los Angeles, CA 90071

Ellen Newman                President of Ellen Newman Associates
Director                    323 Geary Street
                            Suite 507
                            San Francisco, CA 94102

                            Chair (Emeritus) of the Board of Trustees
                            University of California at San Francisco Foundation 250 Executive Park Blvd.
                            Suite 2000
                            San Francisco, CA 94143

                            Director of the California Chamber of Commerce 1201 K Street
                            12th Floor
                            Sacremento, CA 95814

Philip J. Quigley           Chairman, President and Chief Executive Officer of
Director                    Pacific Telesis Group
                            130 Kearney Street  Rm.  3700
                            San Francisco, CA 94108

Carl E. Reichardt           Director of Columbia/HCA Healthcare Corporation
Director                    One Park Plaza
                            Nashville, TN 37203

                            Director of Ford Motor Company
                            The American Road
                            Dearborn, MI 48121

                            Director of Newhall Management Corporation
                            23823 Valencia Blvd.
                            Valencia, CA 91355

                            Director of Pacific Gas and Electric Company
                            77 Beale Street
                            San Francisco, CA 94105

                         Retired Chairman of the Board of Directors and Chief Executive Officer of Wells Fargo & Company 420 Montgomery Street
                         San Francisco, CA 94105

Donald B. Rice           President and Chief Executive Officer of Teledyne, Inc.
Director                 2049 Century Park East
                         Los Angeles, CA 90067

                         Retired Secretary of the Air Force

                         Director of Vulcan Materials Company
                         One MetroPlex Drive
                         Birmingham, AL 35209

Richard J. Stegemeier    Chairman (Emeritus) of Unocal Corp
Director                 44141 Yucca Avenue
                         Lancaster, CA 93534

                         Director of Foundation Health Corporation
                         166 4th
                         Fort Irwin, CA 92310

                         Director of Halliburton Company
                         3600 Lincoln Plaza
                         500 North Alcard Street
                         Dallas, TX 75201

                         Director of Northrop Grumman Corp.
                         1840 Century Park East
                         Los Angeles, CA 90067

                         Director of Outboard Marine Corporation
                         100 SeaHorse Drive
                         Waukegan, IL 60085

                         Director of Pacific Enterprises
                         555 West Fifth Street
                         Suite 2900
                         Los Angeles, CA 90031

                         Director of First Interstate Bancorp
                         633 West Fifth Street
                         Los Angeles, CA 90071

Susan G. Swenson         President and Chief Executive Officer of Cellular One
Director                 651 Gateway Blvd.
                         San Francisco, CA 94080

David M. Tellep          Retired Chairman of the Board and Chief Executive
                         Officer of
Director                 Martin Lockheed Corp
                         6801 Rockledge Drive
                         Bethesda, MD 20817

                         Director of Edison International
                         and Southern California Edison Company
                         2244 Walnut Grove Ave.
                         Rosemead, CA 91770

                         Director of First Interstate
                         633 West Fifth Street
                         Los Angeles, CA 90071

Chang-Lin Tien           Chancellor of the University of California at Berkeley
Director
                         Director of Raychem Corporation
                         300 Constitution Drive
                         Menlo Park, CA 94025

John A. Young            President, Chief Executive Officer and Director
Director                 of Hewlett-Packard Company
                         3000 Hanover Street
                         Palo Alto, CA 9434

                         Director of Chevron Corporation
                         225 Bush Street
                         San Francisco, CA 94104

                         Director of Lucent Technologies
                         25 John Glenn Drive
                         Amherst, NY 14228

                         Director of Novell, Inc.
                         11300 West Olympic Blvd.
                         Los Angeles, CA 90064

                         Director of Shaman Pharmaceuticals Inc.
                         213 East Grand Ave. South
                         San Francisco, CA 94080

William F. Zuendt        President of Wells Fargo & Company
President                420 Montgomery Street
                         San Francisco, CA 94105

                         Director of 3Com Corporation
                         5400 Bayfront Plaza, P.O. Box 58145
                         Santa Clara, CA 95052

                Director of the California Chamber of Commerce


       Prior to May 1, 1996, Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), served as sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and to certain other open-end management investment companies. As of May 1, 1996, BGFA no longer served as sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds. As of this date, BGFA served as sub-adviser to the corresponding Asset Allocation, U.S. Government Allocation and Corporate Stock Master Portfolios of Master Investment Trust, in which such funds invest substantially all of their assets.

       The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.



Name and Position            Principal Business(es) During at
at BGFA                      Least the Last Two Fiscal Years
-------                      -------------------------------

Frederick L.A. Grauer        Director of BGFA and Co-Chairman and Director of
BGI Director                 45 Fremont Street, San Francisco, CA 94105

Patricia Dunn                Director of BGFA and C-Chairman and Director of BGI
Director                     45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint             Chairman of the Board of Directors of BGFA
Chairman and Director        and Chief Executive Officer of BGI
                             45 Fremont Street, San Francisco, CA 94105

Geoffrey Fletcher            Chief Financial Officer of BGFA and BGI since May
Chief Financial Officer      1997 45 Fremont Street, San Francisco, CA 94105
                             Managing Director and Principal Accounting Officer at Bankers Trust Company from 1988 - 1997
                             505 Market Street, San Francisco, CA 94105


       Prior to January 1, 1996 Wells Fargo Nikko Investment Advisors ("WFNIA") served as sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "The Funds and Management" in the Prospectus and "Management" in the Statement of Additional Information of such Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, File No. 801-36479, incorporated herein by reference.

Item 29.  Principal Underwriters.
          ----------------------

          (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Overland Express Funds, Inc., Life & Annuity Trust, MasterWorks Funds, Inc. (formerly, Stagecoach Inc.), Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves (formerly, The Capitol Mutual Funds), and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., and Nations Managed Balanced Target Maturity Fund, Inc., which are closed-end management investment companies.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file No. 501-15510).

          (c) Not Applicable.


Item 30.  Location of Accounts and Records.
          --------------------------------

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

          (b) Wells Fargo Bank maintains all Records relating to its services as investment adviser, administrator and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

          (c) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-adviser and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

          (d) BGFA and BGI maintain all Records relating to their services as sub-adviser and custodian, respectively, for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105.

          (e) Stephens maintains all Records relating to its services as sponsor, co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

Item 31.  Management Services.
          -------------------

          Other than as set forth under the captions "The Fund(s) and Management" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


Item 32.  Undertakings.
          ------------

          (a) Not Applicable.

          (b) Registrant undertakes to file a Post-Effective Amendment, using financial statements for the Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-Term Municipal Income and Variable Rate Government Funds, which need not be certified, within four to six months from the later of the effective date of this Registration Statement or the Funds' commencement of operations.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

                                  SIGNATURES
                                  ----------

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 14th day of October, 1997.

                         STAGECOACH FUNDS, INC.


                         By /s/ Richard H. Blank, Jr.
                            --------------------------------
                            Richard H. Blank, Jr.
                            Secretary and Treasurer
                            (Principal Financial Officer)


       Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

   Signature                   Title                                Date
   ---------                   -----                                ----

             *                 Director, Chairman and President      10/14/97
   ________________________
   (R. Greg Feltus)            (Principal Executive Officer)

   /s/Richard H. Blank, Jr.    Secretary and Treasurer               10/14/97
   ------------------------
   (Richard H. Blank, Jr.)     (Principal Financial Officer)

             *                  Director                             10/14/97
   _______________________
   (Jack S. Euphrat)

             *                  Director                             10/14/97
   _______________________
   (Thomas S. Goho)

             *                  Director                             10/14/97
   _______________________
   (Joseph N. Hankin)

             *                  Director                             10/14/97
   _______________________
   (W. Rodney Hughes)

             *                  Director                             10/14/97
   _______________________
   (Robert M. Joses)

             *                  Director                             10/14/97
   _______________________
   (Tucker Morse)



*By /s/Richard H. Blank, Jr.
    -------------------------
    Richard H. Blank, Jr.
    As Attorney-in-Fact
    October 14, 1997

                            STAGECOACH FUNDS, INC.
                          FILE NOS. 33-42927; 811-6419

                                 EXHIBIT INDEX

EXHIBIT NUMBER                               DESCRIPTION

EX-99.B10                  Opinion and Consent of Counsel

EX-99.B11                  Independent Auditor's Consent